UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-01545

Eaton Vance Special Investment Trust

(Exact Name of registrant as Specified in Charter)

The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109

(Address of Principal Executive Offices)

Alan R. Dynner

The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109

(Name and Address of Agent for Services)

(617) 482-8260

(registrant’s Telephone Number)

December 31

Date of Fiscal Year End

December 31, 2006

Date of Reporting Period

Item 1. Reports to Stockholders

Annual Report December 31, 2006

EATON VANCE
BALANCED
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e. fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to Portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Balanced Fund as of December 31, 2006

M A N A G E M E N T ‘ S   D I S C U S S I O N   O F   F U N D   P E R F O R M A N C E

The Fund

Performance for the Past Year

•  For the year ended December 31, 2006, Eaton Vance Balanced Fund’s (the “Fund”) Class A shares had a total return of 14.47%. This return was the result of an increase in net asset value (NAV) per share to $7.60 on December 31, 2006, from $6.90 on December 31, 2005, and the reinvestment of $0.117 per share in dividends and $0.172 in capital gains.(1)

•  The Fund’s Class B shares had a total return of 13.60% for the same period, the result of an increase in NAV per share to $7.60 on December 31, 2006, from $6.90 on December 31, 2005, and the reinvestment of $0.062 per share in dividends and $0.172 in capital gains.(1)

•  The Fund’s Class C shares had a total return of 13.73% for the same period, the result of an increase in NAV per share to $7.62 on December 31, 2006, from $6.91 on December 31, 2005, and the reinvestment of $0.062 per share in dividends and $0.172 in capital gains.(1)

•  For comparison, during the same period, the S&P 500 Index had a total return of 15.78%; the Lehman Brothers U.S. Government/Credit Index had a total return of 3.78%; and the Lehman Brothers U.S. Aggregate Bond Index had a total return of 4.33%. The average total return of the Fund’s Lipper peer group, Lipper Mixed-Asset Target Allocation Growth Classification, was 11.99%.(2)

Management Discussion

•  The Fund allocates its assets among common stocks and fixed-income securities, with its equity holdings further diversified among growth and value-oriented stocks. This allocation is achieved through the Fund’s investments in two equity Portfolios — Capital Growth Portfolio and Large-Cap Value Portfolio — and a fixed-income Portfolio, Investment Grade Income Portfolio. During the year ended December 31, 2006, the Fund outperformed its Lipper peer group average primarily due to strong performance, relative to the S&P 500 Index, in the Capital Growth and Large-Cap Value Portfolios. This performance was largely driven by stock selection. The Fund lagged the all-equity S&P 500 Index because, as a balanced fund, it included lower-performing fixed-income securities.(2)

•  U.S. equity markets moved upward at a solid pace during the year ended December 31, 2006, driven by continued strong economic growth, low to moderate inflation, and a pause in the U.S. Federal Reserve Board’s (the “Fed”) long tightening cycle. After a volatile first half of the year, equities rallied in the second half, driven by a decline in energy prices, fewer geopolitical worries, and moderate U.S. inflation numbers that eased concerns about future Fed interest-rate increases. All of the major broad-based stock indices performed well, posting double-digit gains for the year. Small-cap stocks generally outperformed large caps, and value stocks continued to outperform growth stocks.

•  At December 31, 2006, the Fund invested approximately 42% of its net assets in Capital Growth Portfolio, which invests primarily in a broadly diversified list of seasoned growth stocks. In this Portfolio, holdings in the information technology, telecommunications, energy and materials sectors made the largest contributions to performance during the period. In the information technology sector, the Portfolio’s holdings of communications equipment and semiconductor stocks had the strongest performance. In the telecommunications sector, Portfolio holdings of wireless

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. For performance as of the most recent month end, please refer to www.eatonvance.com

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

(1) These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, returns would be lower.

(2) It is not possible to invest directly in an Index or a Lipper Classification. The Indexes’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in an Index. The Lipper Classification return shown is the average total return, at net asset value, of funds that are in the same Lipper Classification as the Fund. The S&P 500 Index is a broad-based, unmanaged market index of common stocks commonly used to measure the performance of the U.S. stock market; the Lehman Brothers U.S. Government/Credit Index is a diversified, unmanaged index of corporate and U.S. government bonds; the Lehman Brothers U.S. Aggregate Bond Index is a broad-based, unmanaged index used to measure the performance of investment-grade bonds.

1

stocks were the strongest performers. The financial and consumer discretionary sectors lagged — though not to a great extent — with holdings in the thrift, real estate, and hotel, restaurant, and leisure industries detracting from performance.

•  At December 31, 2006, the Fund invested approximately 27% of its net assets in Large-Cap Value Portfolio, which invests primarily in value stocks of large-cap companies. During the period, Portfolio holdings in the materials and financials sectors performed well, while those in the energy and consumer discretionary sectors lagged. Metals and mining stocks led in the materials sector, while capital markets, commercial banking and real estate holdings outperformed in the financial sector. In the energy sector, oil and gas stocks lagged, and among consumer discretionary stocks, holdings in the retail and household durables industries detracted from performance.

•  At December 31, 2006, the Fund invested approximately 31% of its net assets in Investment Grade Income Portfolio, which invests primarily in fixed-income securities.(1) During the period, this Portfolio’s performance slightly lagged its fixed-income benchmark index.(2) Management kept maturities short in anticipation of rising interest rates, however. In addition to a defensive duration posture — i.e., remaining less sensitive to interest-rate changes — the Portfolio also had a defensive bias in its corporate and mortgage holdings. With continued strong economic growth and low inflation, both sectors outperformed the broader market for high-quality bonds.

(1) These securities may include preferred stocks, corporate bonds, U.S. Government securities, money market instruments, mortgage-backed securities (including collateralized mortgage obligations), and asset-backed securities (including collateralized debt obligations).

(2) It is not possible to invest directly in an Index. The Indexes’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in an Index.

Asset Allocation

By net assets

As a percentage of Fund net assets as of 12/31/06. Asset Allocation may not be representative of the Fund’s current or future investments and may change due to active management.

Investment Grade Income Portfolio Allocation

As a percentage of the Investment Grade Income Portfolio’s total investments*

As of 12/31/06, Investment Grade Income Portfolio represented approximately 31% of the Fund’s net assets. Portfolio information may not be representative of the Portfolio’s current or future investments and may change due to active management.

*The Portfolio’s total investments are reduced by the Eaton Vance Cash Collateral Fund balance, which is maintained pursuant to the securities lending agreement.

2

Equity Assets — Top 10 Sector Weightings

By net assets

As of 12/31/06, Capital Growth Portfolio represented approximately 42% of the Fund’s net assets, while Large-Cap Value Portfolio represented approximately 27% of the Fund’s net assets. Portfolio information may not be representative of the Fund’s or the Portfolios’ current or future investments and may change due to active management.

FUND PERFORMANCE

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the S&P 500 Index, a broad-based, unmanaged market index commonly used to measure the performance of the U.S. stock market, and the Lehman U.S. Government/Credit Index, an unmanaged market index of U.S. government and corporate fixed-income securities. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A, the S&P 500 Index, and the Lehman U.S. Government/Credit Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance *	Class A	Class B	Class C
Average Annual Total Returns (at net asset value)
One Year	14.47%	13.60%	13.73%
Five Years	6.97	6.15	6.16
Ten Years	6.70	5.85	5.78
Life of Fund (†)	9.60	7.13	6.91

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	7.90%	8.60%	12.73%
Five Years	5.71	5.84	6.16
Ten Years	6.07	5.85	5.78
Life of Fund (†)	9.52	7.13	6.91

†Inception Dates — Class A: 4/1/32; Class B: 11/2/93; Class C: 11/2/93

    *Average annual total returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If the sales charges were deducted, returns would be lower. SEC average annual total returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC returns for Class C reflect a 1% CDSC for the first year.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.eatonvance.com.

**Source: Thomson Financial. Class A of the Fund commenced investment operations on 4/1/32.

    A $10,000 hypothetical investment on 12/31/96 at net asset value in Class B shares and Class C shares would have been valued at $17,658 and $17,532, respectively, on 12/31/06. It is not possible to invest directly in an Index. The Indexes’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indexes.

3

Eaton Vance Balanced Fund as of December 31, 2006

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 – December 31, 2006).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Balanced Fund

	Beginning Account Value (7/1/06)	Ending Account Value (12/31/06)	Expenses Paid During Period* (7/1/06 – 12/31/06)
Actual
Class A	$1,000.00	$1,112.80	$6.28
Class B	$1,000.00	$1,108.70	$10.26
Class C	$1,000.00	$1,108.40	$10.26
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.30	$6.01
Class B	$1,000.00	$1,015.50	$9.80
Class C	$1,000.00	$1,015.50	$9.80

* Expenses are equal to the Fund's annualized expense ratio of 1.18% for Class A shares, 1.93% for Class B shares, and 1.93% for Class C shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2006. The example reflects the expenses of both the Fund and the Portfolios.

4

Eaton Vance Balanced Fund as of December 31, 2006

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2006

Assets
Investment in Capital Growth Portfolio, at value (identified cost, $69,655,853)	$89,634,077
Investment in Investment Grade Income Portfolio, at value (identified cost, $64,804,838)	65,110,067
Investment in Large-Cap Value Portfolio, at value (identified cost, $39,445,055)	57,171,024
Receivable for Fund shares sold	215,029
Total assets	$212,130,197
Liabilities
Payable for Fund shares redeemed	$130,933
Payable to affiliate for distribution and service fees	155,851
Payable to affiliate for Trustees' fees	852
Accrued expenses	114,100
Total liabilities	$401,736
Net Assets	$211,728,461
Sources of Net Assets
Paid-in capital	$166,212,379
Accumulated undistributed net realized gain from Portfolios (computed on the basis of identified cost)	7,030,771
Accumulated undistributed net investment income	475,889
Net unrealized appreciation from Portfolios (computed on the basis of identified cost)	38,009,422
Total	$211,728,461
Class A Shares
Net Assets	$163,834,548
Shares Outstanding	21,557,201
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$7.60
Maximum Offering Price Per Share (100 ÷ 94.25 of $7.60)	$8.06
Class B Shares
Net Assets	$31,414,208
Shares Outstanding	4,130,769
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$7.60
Class C Shares
Net Assets	$16,479,705
Shares Outstanding	2,161,901
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$7.62
On sales of $50,000 or more, the offering price of Class A shares is reduced.

Statement of Operations

For the Year Ended
December 31, 2006

Investment Income
Interest allocated from Portfolios	$3,373,125
Dividends allocated from Portfolios (net of foreign taxes, $16,282)	2,413,390
Security lending income allocated from Portfolios, net	85,003
Expenses allocated from Portfolios	(1,484,337)
Net investment income from Portfolios	$4,387,181
Expenses
Trustees' fees and expenses	$3,359
Distribution and service fees Class A	389,209
Class B	334,077
Class C	152,500
Transfer and dividend disbursing agent fees	236,570
Registration fees	57,632
Legal and accounting services	53,255
Printing and postage	33,815
Custodian fee	32,410
Miscellaneous	5,280
Total expenses	$1,298,107
Net investment income	$3,089,074
Realized and Unrealized Gain (Loss) from Portfolios
Net realized gain (loss) — Investment transactions (identified cost basis)	$12,958,489
Swap contracts	4,370
Foreign currency transactions	(12,504)
Net realized gain	$12,950,355
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$11,315,852
Swap contracts	3,936
Foreign currency	(876)
Net change in unrealized appreciation (depreciation)	$11,318,912
Net realized and unrealized gain	$24,269,267
Net increase in net assets from operations	$27,358,341

See notes to financial statements
5

Eaton Vance Balanced Fund as of December 31, 2006

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended December 31, 2006	Year Ended December 31, 2005
From operations — Net investment income	$3,089,074	$1,981,119
Net realized gain from investment transactions, swaps contracts, and foreign currency transactions	12,950,355	11,753,138
Net change in unrealized appreciation (depreciation) from investments, swap contracts and foreign currency	11,318,912	(4,185,695)
Net increase in net assets from operations	$27,358,341	$9,548,562
Distributions to shareholders — From net investment income Class A	$(2,511,527)	$(2,285,834)
Class B	(281,470)	(74,248)
Class C	(131,350)	(30,948)
From net realized gain Class A	(3,624,747)	—
Class B	(694,532)	—
Class C	(362,843)	—
Total distributions to shareholders	$(7,606,469)	$(2,391,030)
Transactions in shares of beneficial interest — Proceeds from sale of shares Class A	$8,554,496	$7,162,179
Class B	4,520,431	6,081,639
Class C	3,941,146	3,021,027
Net asset value of shares issued to shareholders in payment of distributions declared Class A	4,589,254	1,498,633
Class B	799,604	59,026
Class C	414,028	26,165
Cost of shares redeemed Class A	(19,387,825)	(21,728,752)
Class B	(7,897,525)	(8,329,823)
Class C	(3,374,681)	(2,765,340)
Net asset value of shares exchanged Class A	4,641,066	3,145,070
Class B	(4,641,066)	(3,145,070)
Net decrease in net assets from Fund share transactions	$(7,841,072)	$(14,975,246)
Net increase (decrease) in net assets	$11,910,800	$(7,817,714)
Net Assets
At beginning of year	$199,817,661	$207,635,375
At end of year	$211,728,461	$199,817,661
Accumulated undistributed net investment income included in net assets
At end of year	$475,889	$5,825

See notes to financial statements
6

Eaton Vance Balanced Fund as of December 31, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Year Ended December 31,
	2006(1)		2005(1)		2004(1)		2003(1)	2002(1)
Net asset value — Beginning of year	$6.900		$6.650		$6.040		$4.990	$5.910
Income (loss) from operations
Net investment income	$0.123		$0.078		$0.070		$0.022	$0.043
Net realized and unrealized gain (loss)	0.866		0.274		0.623		1.073	(0.908)
Total income (loss) from operations	$0.989		$0.352		$0.693		$1.095	$(0.865)
Less distributions
From net investment income	$(0.117)		$(0.102)		$(0.083)		$(0.045)	$(0.049)
From net realized gain	(0.172)		—		—		—	—
From tax return of capital	—		—		—		—	(0.006)
Total distributions	$(0.289)		$(0.102)		$(0.083)		$(0.045)	$(0.055)
Net asset value — End of year	$7.600		$6.900		$6.650		$6.040	$4.990
Total Return(2)	14.47%		5.35%		11.57%		22.04%	(14.70)%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$163,835		$150,343		$155,088		$139,528	$123,816
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(3)	1.18	%(4)	1.20	%(4)	1.21	%(4)	1.25%	1.23%
Expenses after custodian fee reduction(3)	1.18	%(4)	1.20	%(4)	1.21	%(4)	1.25%	1.23%
Net investment income	1.69	%(4)	1.19	%(4)	1.13	%(4)	0.40%	0.81%
Portfolio Turnover of the Capital Growth Portfolio	158%		222%		213%		240%	231%
Portfolio Turnover of the Investment Grade Income Portfolio	93%		66%		71%		65%	55%
Portfolio Turnover of the Large-Cap Value Portfolio	52%		72%		56%		57%	—

(1)  Net investment income per share was computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(3)  Includes the Fund's share of its corresponding Portfolios' allocated expenses.

(4)  The Adviser voluntarily waived a portion of its investment advisory fees on one or more of the Portfolios. Had such actions not been taken, the ratios would have been the same.

See notes to financial statements
7

Eaton Vance Balanced Fund as of December 31, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class B
	Year Ended December 31,
	2006(1)		2005(1)(2)		2004(1)(2)		2003(1)(2)	2002(1)(2)
Net asset value — Beginning of year	$6.900		$6.620		$6.000		$4.950	$5.870
Income (loss) from operations
Net investment income (loss)	$0.067		$0.029		$0.023		$(0.019)	$0.003
Net realized and unrealized gain (loss)	0.867		0.265		0.622		1.072	(0.905)
Total income (loss) from operations	$0.934		$0.294		$0.645		$1.053	$(0.902)
Less distributions
From net investment income	$(0.062)		$(0.014)		$(0.025)		$(0.003)	$(0.015)
From net realized gain	(0.172)		—		—		—	—
From tax return of capital	—		—		—		—	(0.003)
Total distributions	$(0.234)		$(0.014)		$(0.025)		$(0.003)	$(0.018)
Net asset value — End of year	$7.600		$6.900		$6.620		$6.000	$4.950
Total Return(3)	13.60%		4.50%		10.63%		21.30%	(15.38)%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$31,414		$35,406		$39,336		$47,909	$34,516
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)	1.93	%(5)	1.95	%(5)	1.96	%(5)	2.00%	1.98%
Expenses after custodian fee reduction(4)	1.93	%(5)	1.95	%(5)	1.96	%(5)	2.00%	1.98%
Net investment income (loss)	0.92	%(5)	0.44	%(5)	0.37	%(5)	(0.35)%	0.06%
Portfolio Turnover of the Capital Growth Portfolio	158%		222%		213%		240%	231%
Portfolio Turnover of the Investment Grade Income Portfolio	93%		66%		71%		65%	55%
Portfolio Turnover of the Large-Cap Value Portfolio	52%		72%		56%		57%	—

(1)  Net investment income (loss) per share was computed using average shares outstanding.

(2)  Per share data have been restated to reflect the effects of a 1.8816568-for-1 stock split effective on November 11, 2005.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  Includes the Fund's share of its corresponding Portfolios' allocated expenses.

(5)  The Adviser voluntarily waived a portion of its investment advisory fees on one or more of the Portfolios. Had such actions not been taken, the ratios would have been the same.

See notes to financial statements
8

Eaton Vance Balanced Fund as of December 31, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class C
	Year Ended December 31,
	2006(1)		2005(1)(2)		2004(1)(2)		2003(1)(2)	2002(1)(2)
Net asset value — Beginning of year	$6.910		$6.630		$6.020		$4.970	$5.890
Income (loss) from operations
Net investment income (loss)	$0.069		$0.029		$0.024		$(0.019)	$0.003
Net realized and unrealized gain (loss)	0.875		0.266		0.613		1.072	(0.904)
Total income (loss) from operations	$0.944		$0.295		$0.637		$1.053	$(0.901)
Less distributions
From net investment income	$(0.062)		$(0.015)		$(0.027)		$(0.003)	$(0.016)
From net realized gain	(0.172)		—		—		—	—
From tax return of capital	—		—		—		—	(0.003)
Total distributions	$(0.234)		$(0.015)		$(0.027)		$(0.003)	$(0.019)
Net asset value — End of year	$7.620		$6.910		$6.630		$6.020	$4.970
Total Return(3)	13.73%		4.43%		10.66%		21.25%	(15.40)%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$16,480		$14,069		$13,211		$10,344	$6,938
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)	1.93	%(5)	1.95	%(5)	1.96	%(5)	2.00%	1.98%
Expenses after custodian fee reduction(4)	1.93	%(5)	1.95	%(5)	1.96	%(5)	2.00%	1.98%
Net investment income (loss)	0.95	%(5)	0.44	%(5)	0.38	%(5)	(0.35)%	0.06%
Portfolio Turnover of the Capital Growth Portfolio	158%		222%		213%		240%	231%
Portfolio Turnover of the Investment Grade Income Portfolio	93%		66%		71%		65%	55%
Portfolio Turnover of the Large-Cap Value Portfolio	52%		72%		56%		57%	—

(1)  Net investment income (loss) per share was computed using average shares outstanding.

(2)  Per share data have been restated to reflect the effects of a 1.795858-for-1 stock split effective on November 11, 2005.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  Includes the Fund's share of its corresponding Portfolios' allocated expenses.

(5)  The Adviser voluntarily waived a portion of its investment advisory fees on one or more of the Portfolios. Had such actions not been taken, the ratios would have been the same.

See notes to financial statements
9

Eaton Vance Balanced Fund as of December 31, 2006

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Balanced Fund (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares: Class A, Class B and Class C. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 6). The Trustees have adopted a conversion feature pursuant to which Class B shares of the Fund automatically convert to Class A shares eight years after their purchase as described in the Fund's prospectus. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in the following three Portfolios: Capital Growth Portfolio, Investment Grade Income Portfolio and Large-Cap Value Portfolio (the Portfolios), which are New York trusts. The investment objectives and policies of the three Portfolios combined are the same as those of the Fund. The value of the Fund's investment in the Portfolios reflects the Fund's proportionate interest in the net assets of Capital Growth Portfolio, Investment Grade Income Portfolio and Large-Cap Value Portfolio (85.1%, 60.0% and 1.3%, respectively, at December 31, 2006). The performance of the Fund is directly affected by the performance of the Portfolios. A copy of each Portfolio's financial statements is available on the EDGAR Database on the Securities and Exchange Commission's website (www.sec.gov), at the Commission's public reference room in Washington, DC or upon request from the Fund's principal underwriter, Eaton Vance Distributors Inc. (EVD) by calling 1-800-225-6265.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuations — Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global Market generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities were acquired with a remaining maturity of more than 60 days, they will be valued by a pricing service. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments held by the Portfolio for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

Eaton Vance Balanced Fund as of December 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

B  Income — The Fund's net investment income or loss consists of the Fund's pro rata share of the net investment income or loss of the Portfolios, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders, each year, substantially all of its net investment income and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. During the year ended December 31, 2006 capital loss carryovers of $80,515 were utilized to offset net realized gains.

D  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

E  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

F  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

G  Other — Investment transactions are accounted for on the date the securities are purchased or sold. Dividends to shareholders are recorded on the ex-dividend date.

H  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian of the Fund. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Fund maintains with IBT. All credit balances used to reduce the Fund's custodian fees and are reported as a reduction of expenses in the Statement of Operations.

2  Distributions to Shareholders

The Fund's present policy is to pay quarterly dividends from net investment income allocated to the Fund by the Portfolios (less the Fund's direct expenses) and to distribute at least annually all or substantially all of the net realized capital gains (reduced by any available capital loss carryforwards from prior years) so allocated. Shareholders may reinvest all distributions in shares of the same class of the Fund at the per share net asset value as of the close of business on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in-capital.

The tax character of the distributions declared for the years ended December 31, 2006 and December 31, 2005 was as follows:

	Year Ended December 31,
	2006	2005
Distributions declared from
Ordinary income	$2,924,347	$2,391,030
Capital Gain	$4,682,121	$—

During the year ended December 31, 2006, paid-in capital was increased by $258,965, undistributed net investment income was increased by $305,337, and accumulated net realized gain was decreased by $564,302 primarily due to differences between book and tax accounting for amortization/accretion, currency transactions, paydown gain/losses and distributions from REITs. This change had no effect on the net assets or the net asset value per share.

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$2,438,781
Undistributed capital gains	$6,423,717

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the statement of assets and liabilities are primarily due to wash sales and treatment of realized gain/losses with passive foreign investment companies (PFICs).

Eaton Vance Balanced Fund as of December 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

3  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended December 31,
Class A	2006	2005
Sales	1,185,340	1,079,872
Issued to shareholders electing to receive payments of distributions in Fund shares	615,509	224,348
Redemptions	(2,684,141)	(3,293,551)
Exchange from Class B shares	638,476	478,015
Net decrease	(244,816)	(1,511,316)
	Year Ended December 31,
Class B	2006	2005(1)
Sales	627,513	923,563
Issued to shareholders electing to receive payments of distributions in Fund shares	106,723	8,732
Redemptions	(1,096,335)	(1,265,153)
Exchange to Class A shares	(638,487)	(479,205)
Net decrease	(1,000,586)	(812,063)
	Year Ended December 31,
Class C	2006	2005(1)
Sales	541,360	457,040
Issued to shareholders electing to receive payments of distributions in Fund shares	55,033	3,868
Redemptions	(469,004)	(417,958)
Net increase	127,389	42,950

(1)  Transactions reflect the effects of a 1.8816568-for-1 stock split for Class B shares and 1.795858-for-1 stock split for Class C shares effective on November 11, 2005.

4  Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator of the Fund, but receives no compensation. The Portfolios have engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. For the Capital Growth Portfolio, the fee is computed at the monthly rate of 5/96 of 1% (0.625% per annum) of the Portfolio's average daily net assets up to and including $170 million and 1/24 of 1% (0.50% per annum) of average daily net assets over $170 million. For the Investment Grade Income Portfolio, the fee is computed at the monthly rate of 5/96 of 1% (0.625% per annum) of the Portfolio's average daily net assets up to and including $130 million and 1/24 of 1% (0.50% per annum) of average daily net assets over $130 million. For the Large-Cap Value Portfolio, the fee is computed at the annual rate of 0.625% of the Portfolio's average daily net assets. BMR has contractually agreed to reduce Large-Cap Value Portfolio's advisory fee to 0.600% annually on net assets of $2 billion but less than $5 billion and to further reduce its advisory fee on net assets of $5 billion or more. This contractual reduction, which cannot be terminated or modified without Trustee and shareholder consent, was accepted by a vote of the Trustees on March 27, 2006. Except as to Trustees of the Fund and the Portfolios who are not members of EVM's or BMR's organizations, officers and Trustees receive remuneration for their services to the Fund out of such investment adviser fee. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services. For the year ended December 31, 2006, EVM received $18,906 in sub-transfer agent fees. The Fund was informed that EVD, a subsidiary of EVM and the Fund's principal underwriter, received $28,368 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2006.

Certain officers and Trustees of the Fund and of the Portfolios are officers of the above organizations.

5  Distribution Plans

Class A has in effect a distribution plan pursuant to Rule 12b-1 under the 1940 Act (Class A Plan). The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% of the Fund's average daily net assets attributable to Class A shares for each fiscal year for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued for the year ended December 31, 2006 amounted to $389,209 for Class A shares. The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 1/365 of 0.75% of the Fund's average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are

Eaton Vance Balanced Fund as of December 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD by each respective class. The Fund paid or accrued $250,558 and $114,375 for Class B and Class C shares, respectively, to or payable to EVD for the year ended December 31, 2006, representing 0.75% of the average daily net assets for Class B and Class C shares. At December 31, 2006, the amount of Uncovered Distribution Charges of EVD calculated under the Plans was approximately $398,000 and $1,957,000 for Class B and Class C shares, respectively. The Class B and Class C Plans also authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% annually of the average daily net assets attributable to that Class. Service fees are paid for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the Class B and Class C sales commissions and distribution fees and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges to EVD. Service fees paid or accrued for the year ended December 31, 2006 amounted to $83,519 and $38,125 for Class B and Class C shares, respectively.

6  Contingent Deferred Sales Charge

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Prior to September 15, 2006, Class A shares purchased at net asset value in amounts of $1 million or more (other than shares purchased in a single transaction of $5 million or more) are subject to a 1% CDSC if redeemed within one year of purchase. Effective September 15, 2006, all purchases of Class A shares of $1 million or more are subject to a 1% contigent deferred sales charge if redeemed within 18 months of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Plans (see Note 5). CDSC charges received when no Uncovered Distribution Charges exist will be credited to the Fund. The Fund was informed that EVD received approximately $78,000 and $4,000 of CDSC paid by shareholders for Class B and Class C shares, respectively, for the year ended December 31, 2006. No CDSC was collected for Class A shares.

7  Investment Transactions

Increases and decreases in the Fund's investment in the Capital Growth Portfolio for the year ended December 31, 2006, aggregated $3,354,779 and $12,000,001, respectively. There were no changes in the Fund's investment in the Investment Grade Income Portfolio for the year ended December 31, 2006. Increases and decreases in the Fund's investment in the Large-Cap Value Portfolio for the year ended December 31, 2006, aggregated $12,000,000 and $20,044,542, respectively.

Eaton Vance Balanced Fund as of December 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

8  Investment in Portfolios

For the year ended December 31, 2006, the Fund was allocated net investment income and realized and unrealized gain (loss) from the Portfolios as follows:

	Capital Growth Portfolio	Investment Grade Income Portfolio	Large-Cap Value Portfolio	Total
Dividend and interest income	$1,233,593	$3,089,017	$1,463,905	$5,786,515
Securities lending income, net	68,832	10,674	5,497	85,003
Expenses	(613,659)	(485,571)	(385,107)	(1,484,337)
Net investment income	$688,766	$2,614,120	$1,084,295	$4,387,181
Net realized gain (loss) — Investment transactions (identified cost basis)	$7,874,932	$(459,078)	$5,542,635	$12,958,489
Swap contracts	—	4,370	—	4,370
Foreign currency transactions	(14,104)	—	1,600	(12,504)
Net realized gain (loss)	$7,860,828	$(454,708)	$5,544,235	$12,950,355
Change in unrealized appreciation (depreciation) Investments	$7,571,775	$(132,274)	$3,876,351	$11,315,852
Swap contracts	—	3,936	—	3,936
Foreign currency	(944)	—	68	(876)
Net change in unrealized appreciation (depreciation)	$7,570,831	$(128,338)	$3,876,419	$11,318,912

9  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, ("FIN 48") "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective during the first required financial reporting period for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, ("FAS 157") "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Portfolio's financial statement disclosures.

Eaton Vance Balanced Fund as of December 31, 2006

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders
of Eaton Vance Balanced Fund

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Eaton Vance Balanced Fund, a series of Eaton Vance Special Investment Trust, (the "Fund") at December 31, 2006, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 27, 2007

15

Eaton Vance Balanced Fund as of December 31, 2006

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you received in January 2007 showed the tax status of all distributions paid to your account in calendar 2006. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulation, shareholders must be notified with 60 days of the Fund's fiscal year end regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates $1,452,231, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund's dividend distribution that qualifies under tax law. For the Fund's fiscal 2006 ordinary income dividends, 74.45% qualifies for the corporate dividends received deduction.

Capital Gains Dividends. The Fund designates $4,682,121 as a capital gain dividend.

16

Investment Grade Income Portfolio as of December 31, 2006

PORTFOLIO OF INVESTMENTS

Corporate Bonds — 30.5%
Security	Principal Amount (000's omitted)	Value
Aerospace / Defense — 0.7%
Lockheed Martin Corp., 7.20%, 5/1/36	$665	$787,028
		$787,028
Banks — 1.0%
Inter-American Development Bank, 8.40%, 9/1/09	$1,000	$1,081,856
		$1,081,856
Cable Television — 0.1%
Comcast Cable Communication, 8.50%, 5/1/27	$85	$104,678
		$104,678
Computers and Peripherals — 1.5%
IBM Corp., 6.22%, 8/1/27	$1,550	$1,634,252
		$1,634,252
Conglomerates — 0.4%
ITT Corp., 8.55%, 6/15/09	$450	$479,005
		$479,005
Containers-Paper / Plastic — 0.5%
First Brands Corp., 7.25%, 3/1/07	$505	$506,015
		$506,015
Diversified Manufacturing — 1.4%
Ingersoll-Rand Co., 6.48%, 6/1/25	$69	$72,145
Ingersoll-Rand, MTN, 6.13%, 11/18/27	90	94,194
Ingresoll-Rand, MTN, 6.015%, 2/15/28	1,310	1,365,396
		$1,531,735
Drugs — 0.3%
Merck & Co., Inc., MTN, 5.76%, 5/3/37	$335	$352,681
		$352,681
Financial Services — 9.9%
American General Finance Corp., 5.40%, 12/1/15	$1,475	$1,462,716
Associates Corp., N.A., 5.96%, 5/15/37	30	33,019
CIT Group Inc., 5.80%, 10/1/36	965	975,239

Security	Principal Amount (000's omitted)	Value
Financial Services (continued)
Commercial Credit Corp., 8.70%, 6/15/10	$100	$110,542
General Electric Capital Corp., 5.00%, 6/15/07	1,000	998,759
General Electric Capital Corp., MTN, 4.312%, 3/2/09(1)	710	697,575
JP Morgan Chase & Co., 5.15%, 10/1/15	1,175	1,155,045
Lehman Brothers Holdings, MTN, 5.494%, 4/20/07(1)	675	675,500
Merrill Lynch & Co., MTN, 5.618%, 2/6/09(1)	710	713,235
Merrill Lynch & Co., MTN, 5.872%, 1/31/08(1)	260	259,966
SLM Corp., MTN, 5.597%, 7/25/07(1)	635	635,981
SLM Corp., MTN, 5.601%, 10/25/11(1)	3,000	3,005,916
		$10,723,493
Foods — 2.1%
Conagra Foods, Inc., 6.70%, 8/1/27	$1,225	$1,305,983
Sysco Corp., 7.16%, 4/15/27	810	941,079
		$2,247,062
Household Products — 0.6%
Procter & Gamble Co., 8.00%, 9/1/24	$485	$618,296
		$618,296
Medical Products — 1.2%
Beckman Coulter, Inc., 7.05%, 6/1/26	$1,200	$1,273,459
		$1,273,459
Metals — 0.8%
Barrick Gold Finance, Inc., 7.50%, 5/1/07	$885	$891,091
		$891,091
Oil and Gas-Equipment and Services — 1.8%
Northwest Natural Gas, MTN, 6.65%, 11/10/27	$1,570	$1,711,300
Transocean, Inc., 7.45%, 4/15/27	240	271,565
		$1,982,865
Retail-Building Products — 1.4%
Lowe's Cos., Inc., MTN, 7.11%, 5/15/37	$1,240	$1,462,494
		$1,462,494

See notes to financial statements
1

Investment Grade Income Portfolio as of December 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Security	Principal Amount (000's omitted)	Value
Super Regional Banks — 4.9%
Bank of America Corp., MTN, 6.975%, 3/7/37	$1,090	$1,235,899
SunTrust Banks, 6.00%, 1/15/28	1,990	2,077,536
Wachovia Corp., 7.574%, 8/1/26	1,720	2,053,764
		$5,367,199
Telecommunications — 0.2%
Harris Corp., 6.35%, 2/1/28	$225	$231,297
		$231,297
Utilities — 1.7%
Baltimore Gas and Electric, MTN, 6.73%, 6/12/12	$500	$522,310
Oklahoma Gas and Electric, 6.65%, 7/15/27	1,210	1,288,759
		$1,811,069
Total Corporate Bonds (identified cost, $32,785,956)		$33,085,575
Asset Backed Securities — 5.4%
Security	Principal Amount (000's omitted)	Value
BOIT, Series 2003-B1, Class B-1, 5.72%, 12/15/10(1)	$935	$939,304
CCCIT Series 2003-A4, Class A4, 5.435%, 3/20/09(1)	1,000	1,000,828
CHAMT Series 2004-1B, Class B, 5.55%, 5/15/09(1)	935	935,721
CSFB, Series 2003-C5, Class A2, 3.808%, 12/15/36(1)	1,135	1,107,733
L-UCMT, Series 2004-C8, Class A3, 4.435%, 12/15/29(1)	910	885,335
MBNAS, Series 2003-A3, Class A3, 5.47%, 8/16/10(1)	1,000	1,002,344
Total Asset Backed Securities (identified cost, $5,865,668)		$5,871,265

Mortgage-Backed Securities — 22.5%
Security	Principal Amount (000's omitted)	Value
FHLMC, CMO, Series 2801-EH, 4.50%, 11/15/16	$1,327	$1,304,426
FHLMC, Gold Pool #B10129, 3.50%, 10/1/18	805	730,846
FHLMC, Gold Pool #E00421, 6.00%, 3/1/11	123	124,168
FHLMC, Gold Pool #E00598, 5.50%, 12/1/13	671	673,189
FHLMC, Gold Pool #E00617, 5.50%, 1/1/14	952	955,102
FHLMC, Gold Pool #G90033, 7.00%, 2/17/17	917	930,911
FHLMC, PAC CMO, Series 1564-H, 6.50%, 8/15/08	41	40,866
FHLMC, PAC CMO, Series 1626-PT, 6.00%, 12/15/08	372	372,545
FHLMC, PAC CMO, Series 1637-G, 6.00%, 6/15/23	99	98,809
FHLMC, PAC CMO, Series 1758-G, 5.50%, 10/15/09	170	169,534
FHLMC, PAC CMO, Series 2114-PR, 6.00%, 1/15/28	937	937,179
FHLMC, PAC CMO, Series 2519-NG, 5.50%, 5/15/28	1,175	1,172,294
FHLMC, PAC CMO, Series 2534-HG, 4.50%, 4/15/16	853	838,492
FHLMC, PAC CMO, Series 2542-PY, 5.00%, 6/15/28	457	454,597
FHLMC, PAC CMO, Series 2791-YM, 5.50%, 12/15/24	1,200	1,197,885
FHLMC, PAC CMO, Series 2968-PK, 5.50%, 5/15/25	961	961,471
FNMA, CMO, Series 2002-86-KB, 5.00%, 5/25/16	1,203	1,190,060
FNMA, CMO, Series 2003-25-EC, 4.50%, 3/25/17	605	592,156
FNMA, PAC CMO, Series 1993-117-J, 6.50%, 7/25/08	365	365,604
FNMA, PAC CMO, Series 1993-211-PJ, 6.00%, 11/25/08	154	153,724
FNMA, PAC CMO, Series 1994-30-JA, 5.00%, 7/25/23	344	340,446
FNMA, PAC CMO, Series 2002-56-WB, 4.90%, 3/25/29	924	912,040
FNMA, PAC CMO, Series 2003-8-QB, 4.50%, 12/25/12	121	120,876
FNMA, PAC CMO, Series 2005-63-PA, 5.50%, 10/25/24	1,015	1,013,290
FNMA, Pool #323844, 7.00%, 7/1/14	958	986,963
FNMA, Pool #448183, 5.50%, 10/1/13	130	129,817
FNMA, Pool #458151, 6.00%, 11/15/18	562	570,593
FNMA, Pool #535454, 6.00%, 2/1/15	238	241,635
FNMA, Pool #545937, 6.00%, 6/1/14	225	227,704
FNMA, Pool #545948, 6.00%, 12/1/14	159	161,545
FNMA, Pool #725169, 8.00%, 3/1/13	398	411,638
GNMA, PAC CMO, Series 1999-29-PB, 7.25%, 7/16/28	1,271	1,288,724
GNMA, PAC CMO, Series 2002-48-OB, 6.00%, 5/16/30	1,128	1,125,277
GNMA, Pool #780688, 7.00%, 12/15/23	221	230,123
GNMA, Pool #781412, 6.50%, 2/15/17	572	586,075
GNMA, Pool #781442, 8.00%, 9/15/16	1,602	1,687,304
GNMA, Pool #782099, 6.00%, 1/15/21	1,029	1,045,282
Total Mortgage-Backed Securities (identified cost, $24,590,848)		$24,343,190

See notes to financial statements
2

Investment Grade Income Portfolio as of December 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

U.S. Treasury Obligations — 23.3%
Security	Principal Amount (000's omitted)	Value
U.S. Treasury Bond, 6.25%, 8/15/23(2)	$3,500	$4,029,651
U.S. Treasury Inflation Index Note, 4.25%, 1/15/10	1,428	1,503,768
U.S. Treasury Note, 3.125%, 5/15/07	1,000	993,282
U.S. Treasury Note, 4.625%, 3/31/08	2,000	1,992,110
U.S. Treasury Note, 4.625%, 8/31/11	3,000	2,991,447
U.S. Treasury Note, 4.875%, 8/15/16(2)	6,500	6,579,729
U.S. Treasury Note, 5.125%, 5/15/16(2)	4,000	4,121,408
U.S. Treasury Note, 6.25%, 2/15/07	3,075	3,080,166
Total U.S. Treasury Obligations (identified cost, $25,036,057)		$25,291,561
U.S. Government Obligations — 5.8%
Security	Principal Amount (000's omitted)	Value
Federal Home Loan Bank, 5.375%, 5/18/16	$2,500	$2,572,612
Federal Home Loan Mortgage Corp., 5.25%, 4/18/16	2,500	2,555,680
Federal National Mortgage Association, 5.00%, 11/23/07	1,200	1,195,528
Total U.S. Government Obligations (identified cost, $6,104,656)		$6,323,820
Short-Term Investments — 7.4%
Security	Principal Amount (000's omitted)	Value
Barton Capital Corp., LLC, Commercial Paper, 5.25%, 1/19/07	$2,000	$1,994,751
Ciesco, LLC, Commercial Paper, 5.26%, 1/11/07	2,000	1,997,077
ING (US) Funding, LLC, Commericial Paper, 5.27%, 1/12/07	1,600	1,597,423
Yorktown Capital, LLC, Commercial Paper, 5.30%, 2/20/07	2,481	2,462,737
Total Short-Term Investments (at amortized cost, $8,051,988)		$8,051,988

Put Swaptions Purchased — 0.0%
Security	Contracts	Value
Libor Rate plus 0.375% for 6.22%, expires 7/30/07	1,550,000	$8,767
Libor Rate minus 0.46% for 5.375%, expires 5/16/07	2,500,000	1,829
Libor Rate minus 0.47% for 5.40%, expires 11/29/07	1,475,000	5,917
Libor Rate minus 0.58% for 5.25%, expires 4/16/07	2,500,000	964
Libor Rate minus 0.62% for 5.15%, expires 9/27/07	1,175,000	4,559
Libor Rate minus 0.70% for 5.125%, expires 5/11/07	4,000,000	2,691
Libor Rate plus 0.35% for 6.25%, expires 8/13/07	3,500,000	15,732
		$40,459
Total Put Swaptions Purchased (identified cost, $385,686)		$40,459
Affiliated Investments — 18.4%
Description	Shares/Interest (000's omitted)	Value
Eaton Vance Cash Collateral Fund, LLC, 5.31%(3)	15,495	$15,495,013
Investment in Cash Management Portfolio, 4.87%(3)	4,474	4,473,963
Total Affiliated Investments (at amortized cost, $19,968,976)		$19,968,976
Total Investments — 113.3% (identified cost, $122,789,835)		$122,976,834
Other Assets, Less Liabilities — (13.3)%		$(14,475,771)
Net Assets — 100.0%		$108,501,063

BOIT - Bank One Issuance Trust

CCCIT - Citibank Credit Card Issuance Trust

CHAMT - Chase Credit Card Master Trust

CSFB - Credis Suisse First Boston

CMO - Collateralized Mortgage Obligations

FHLMC - Federal Home Loan Mortgage Corporation (Freddie Mac)

FNMA - Federal National Mortgage Association (Fannie Mae)

GNMA - Government National Mortgage Association (Ginnie Mae)

L-UCMT - LB-UBS Commecial Mortgage Trust

See notes to financial statements
3

Investment Grade Income Portfolio as of December 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

MBNAS - MBNA Credit Card Master Note Trust

MTN - Medium-Term Note

PAC - Planned Amortization Class

(1)  Variable rate security. The stated interest rate represents the rate in effect at December 31, 2006.

(2)  All or a portion of these securities were on loan at December 31, 2006.

(3)  Affiliated investments investing in high quality, U.S. dollar denominated money market instruments, that are available to Eaton Vance portfolios and funds. The rates shown are the annualized seven-day yield as of December 31, 2006. The amount invested in the Eaton Vance cash Collateral Fund represents cash collateral received for securities on loan at December 31, 2006. Other assets, less liabilities includes an equal and offsetting liability of the Portfolio to repay collateral amounts upon the return of loaned securities.

See notes to financial statements
4

Investment Grade Income Portfolio as of December 31, 2006

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2006

Assets
Unaffiliated investments including securites on loan of $14,963,001, at value (identified cost, $102,820,859)	$103,007,858
Affilitated investments, at value (amortized cost, $19,968,976)	19,968,976
Interest receivable	1,186,464
Receivable for open swap contracts	6,386
Receivable for closed swap contracts	2,520
Total assets	$124,172,204
Liabilities
Collateral for securities loaned	$15,495,013
Payable to affiliate for investment advisory fees	54,462
Payable to affiliate for Trustees' fees	3,325
Accrued expenses	118,341
Total liabilities	$15,671,141
Net Assets applicable to investors' interest in Portfolio	$108,501,063
Sources of Net Assets
Net proceeds from capital contributions and withdrawals	$108,307,678
Net unrealized appreciation (computed on the basis of identified cost)	193,385
Total	$108,501,063

Statement of Operations

For the Year Ended
December 31, 2006

Investment Income
Interest	$4,918,551
Dividends	101,175
Security lending income, net	20,063
Interest income allocated from affiliated investment	30,274
Expenses allocated from affiliated investment	(2,617)
Total investment income	$5,067,446
Expenses
Investment adviser fee	$645,601
Trustees' fees and expenses	9,887
Custodian fee	71,998
Legal and accounting services	59,036
Miscellaneous	4,883
Total expenses	$791,405
Deduct — Reduction of custodian fee	$8
Total expense reductions	$8
Net expenses	$791,397
Net investment income	$4,276,049
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$(826,282)
Credit default swaps	7,123
Net realized loss	$(819,159)
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$(190,897)
Credit default swaps	6,386
Net change in unrealized appreciation (depreciation)	$(184,511)
Net realized and unrealized loss	$(1,003,670)
Net increase in net assets from operations	$3,272,379

See notes to financial statements
5

Investment Grade Income Portfolio as of December 31, 2006

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended December 31, 2006	Year Ended December 31, 2005
From operations — Net investment income	$4,276,049	$3,566,113
Net realized gain (loss) from investment transactions and credit default swaps	(819,159)	721,528
Net change in unrealized appreciation (depreciation) from investments and credit default swaps	(184,511)	(2,113,344)
Net increase in net assets from operations	$3,272,379	$2,164,297
Capital transactions — Contributions	$8,845,012	$9,391,287
Withdrawals	(8,197,545)	(7,252,070)
Net increase in net assets from capital transactions	$647,467	$2,139,217
Net increase in net assets	$3,919,846	$4,303,514
Net Assets
At beginning of year	$104,581,217	$100,277,703
At end of year	$108,501,063	$104,581,217

See notes to financial statements
6

Investment Grade Income Portfolio as of December 31, 2006

FINANCIAL STATEMENTS CONT'D

Supplementary Data

	Year Ended December 31,
	2006	2005	2004	2003	2002
Ratios/Supplemental Data
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction	0.76%	0.76%	0.75%	0.76%	0.76%
Expenses after custodian fee reduction	0.76%	—	—	—	—
Net investment income	4.12%	3.48%	3.43%	3.44%	4.70%
Portfolio Turnover	93%	66%	71%	65%	55%
Total Return	3.27%	2.15%	3.98%	3.76%	10.75%
Net assets, end of year (000's omitted)	$108,501	$104,581	$100,278	$91,644	$94,066

See notes to financial statements
7

Investment Grade Income Portfolio as of December 31, 2006

NOTES TO FINANCIAL STATEMENTS

  1  Significant Accounting Policies

Investment Grade Income Portfolio (the Portfolio) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio, which was organized as a trust under the laws of the State of New York on February 28, 2000, seeks to achieve current income and total return by investing in a portfolio consisting primarily of fixed-income securities. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At December 31, 2006, the Eaton Vance Balanced Fund held a 60.0% interest in the Portfolio and another investor held a 10.1% interest. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuations — Debt securities (other than short-term obligations maturing in sixty days or less), including listed securities and securities for which price quotations are available and forward contracts, will normally be valued on the basis of market valuations furnished by pricing services. Short-term obligations and money market securities maturing in 60 days or less are valued at amortized cost which approximates value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the base currency and translated to U.S. dollars at the current exchange rate. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

The Portfolio may invest in Cash Management Portfolio (Cash Management) and Eaton Vance Cash Collateral Fund, LLC (Cash Collateral), both are affiliated investment companies managed by Boston Management and Research (BMR) and Eaton Vance Management (EVM), respectively. Cash Management values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. Investments in Cash Collateral are valued at the net asset value per share on the valuation date.

B  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates.

C  Income Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

D  Swaptions — During the year ended December 31, 2006, the Portfolio purchased swaptions, for the purposes of hedging against adverse movements in interest rates. The contract grants the Portfolio, in return for payment of the purchase price, the right, but not the obligation, to enter into an interest rate swap, at preset terms, with the seller on the expiration date of the contract. The Portfolio pays a premium to the writer, which is recorded as an investment and subsequently marked to market to reflect the current value of the swaption. Premiums paid for swaptions that expire are treated as realized losses. Premiums paid for swaptions, which are exercised or closed, are added to the amounts paid or offset against the proceeds on the underlying swap transaction to determine the realized gain or loss. The writer of the swaption bears the risk of unfavorable changes in the preset rate of the underlying interest rate swap. The Portfolio's risk is limited to the premium paid.

E  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

8

Investment Grade Income Portfolio as of December 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

F  Indemnifications — Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

G  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian to the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Portfolio maintains with IBT. All credit balances used to reduce the Portfolio's custodian fees and are reported as a reduction of expenses in the Statement of Operations. For the year ended December 31, 2006, there were credit balances of $8 used to reduce the Portfolio's custodian fee.

H  Credit Default Swaps — The Portfolio may enter into credit default swaps to buy or sell credit protection on an individual issuer or a basket of issuers of bonds. When the Portfolio is the buyer of a credit default swap contract, the Portfolio is entitled to receive the par or other agreed-upon value, of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Portfolio would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would have spent the stream of payments and received no benefit from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay upon default of the referenced debt obligation. As the seller, the Portfolio might effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio might be subject to investment exposure on the notional amount of the swap. During the period that the credit default swap contract is open, the contract is marked to market in accordance with the terms of the contract based on the current interest rate spreads and credit risk of the referred obligation of the underlying issuer and interest accrual through valuation date. Changes in the value of credit default swap contracts are recorded as unrealized gains or losses and periodic cash settlements are recorded as realized gains or losses. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

I  Other — Investment transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on securities sold are determined on the basis of identified cost.

  2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by BMR, a subsidiary of EVM, as compensation for management and investment advisory services rendered to the Portfolio. The fee is computed at the monthly rate of 5/96 of 1% (0.625% per annum) of the Portfolio's average daily net assets up to and including $130 million and 1/24 of 1% (0.50% per annum) of average daily net assets over $130 million. The advisory fee paid by the Portfolio is reduced by the Portfolio's allocable portion of the advisory fee paid by Cash Management. For the year ended December 31, 2006, the Portfolio's allocated portion of the advisory fee totaled $2,617. The advisory fee paid directly by the Portfolio amounted to $645,601. For the year ended December 31, 2006, the effective annual rate of investment advisory fees paid on a direct and indirect basis by the Portfolio, based on average net assets was 0.623%. Except as to Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Certain officers and Trustees of the Portfolio are officers of the above organizations. Trustees of the Portfolio that are not affiliated with the investment adviser may elect to defer receipt of all or a portion of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2006, no significant amounts have been deferred.

  3  Investment Transactions

Purchases and sales of investments (including maturities and paydowns), other than U.S. Government and agency securities and short-term obligations, aggregated $16,883,803, and $10,762,270, respectively. Purchases and sales of U.S. Government and agency securities

9

Investment Grade Income Portfolio as of December 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

(including maturities and paydowns) aggregated $75,184,751 and $85,256,470, respectively for the year ended December 31, 2006.

  4  Securities Lending Agreement

The Portfolio has established a securities lending agreement with a securities lending agent, IBT, in which the Portfolio lends portfolio securities to qualified borrowers in exchange for collateral consisting of either cash or U. S. government securities in an amount at least equal to the market value of the securities on loan. Cash collateral is invested in Cash Collateral. Cash Collateral invests in high quality money market instruments. Under the agreement, the Portfolio continues to earn interest on the amount invested but it must also pay the broker a loan rebate fee computed as a varying percentage of the collateral received. In addition, the Portfolio pays IBT a lending agent fee computed as a percentage of the earnings on the collateral invested less the loan rebate fee. The loan rebate fee and lending agent fee paid by the Portfolio offsets a portion of the interest income received and amounted to $510,251 and $3,534, respectively, for the year ended December 31, 2006. At December 31, 2006 the value of the securities loaned and the value of the collateral amounted to $14,963,001 and $15,495,013, respectively. In the event of counterparty default, the Portfolio is subject to potential loss if it is delayed or prevented from exercising its right to dispose of the collateral. The Portfolio bears risk in the event that invested collateral is not sufficient to meet obligations due on loans.

  5  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in value of the investments owned at December 31, 2006, as computed on a federal income tax basis, were as follows:

Aggregate cost	$123,366,703
Gross unrealized appreciation	$1,036,475
Gross unrealized depreciation	(1,426,344)
Net unrealized depreciation	$(389,869)

The unrealized appreciation on swap contracts at December 31, 2006 is $6,386.

  6  Line of Credit

The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each portfolio or fund based on its borrowings at an amount above the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended December 31, 2006.

  7  Financial Instruments

The Portfolio regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities and to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency contracts, financial futures contracts and swaps and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of

10

Investment Grade Income Portfolio as of December 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

obligations under these financial instruments at December 31, 2006 is as follows:

Credit Default Swaps

Notional Amount	Expiration Date	Description	Net Unrealized Appreciation (Depreciation)
3,000,000 USD	12/20/2011	Agreement with Merril Lynch dated 11/14/06 whereby the Portfolio will pay 0.18% per year times the notional amount. The Portfolio receives a payment only upon a default event on the reference entity, SLM Corp.	$5,211
2,000,000 USD	6/20/2011	Agreement with JP Morgan dated 6/17/06 whereby the Portfolio will receive 0.35% per year times the notional amount. The Portfolio makes a payment only upon a default event on the reference entity, HSBC Capital Funding, PLC	$3,988
2,000,000 USD	6/20/2011	Agreement with JP Morgan dated 6/17/06 whereby the Portfolio will pay 0.095% per year times the notional amount. The Portfolio receives a payment only upon a default event on the reference entity, HSBC Bank, PLC	$(2,813)

At December 31, 2006, the Portfolio had sufficient cash and/or securities to cover potential obligations arising from open credit default swap contracts.

  8  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, ("FIN 48") "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective during the first required financial reporting period for fiscal years beginning after

December 15, 2006. Management is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, ("FAS 157") "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Portfolio's financial statement disclosures.

11

Investment Grade Income Portfolio as of December 31, 2006

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors
of Investment Grade Income Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the supplementary data present fairly, in all material respects, the financial position of Investment Grade Income Portfolio (the "Portfolio") at December 31, 2006, and the results of its operations, the changes in its net assets and the supplementary data for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and supplementary data (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 26, 2007

12

Capital Growth Portfolio as of December 31, 2006

PORTFOLIO OF INVESTMENTS

Common Stocks — 95.6%
Security	Shares	Value
Airlines — 0.0%
Allegiant Travel Co.(1)	598	$16,780
		$16,780
Biotechnology — 2.4%
Celgene Corp.(1)(2)	40,800	$2,347,224
Gilead Sciences, Inc.(1)	3,500	227,255
		$2,574,479
Building Products — 0.5%
Owens Corning, Inc.(1)(2)	18,500	$553,150
		$553,150
Capital Markets — 5.3%
E*Trade Financial Corp.(1)	129,500	$2,903,390
Goldman Sachs Group, Inc., (The)	5,600	1,116,360
TD Ameritrade Holding Corp.	95,000	1,537,100
		$5,556,850
Commercial Services & Supplies — 0.5%
Copart, Inc.(1)	17,100	$513,000
		$513,000
Communications Equipment — 2.1%
Research in Motion, Ltd.(1)	17,268	$2,206,505
		$2,206,505
Computer Peripherals — 1.5%
Apple Computer, Inc.(1)	18,400	$1,561,056
		$1,561,056
Construction & Engineering — 4.5%
Foster Wheeler, Ltd.(1)	86,500	$4,769,610
		$4,769,610
Construction Materials — 0.9%
Martin Marietta Materials, Inc.	9,100	$945,581
		$945,581

Security	Shares	Value
Consumer Finance — 2.7%
CompuCredit Corp.(1)(2)	15,000	$597,150
First Marblehead Corp., (The)(2)	42,000	2,295,300
		$2,892,450
Diversified Consumer Services — 1.9%
Bright Horizons Family Solutions, Inc.(1)	4,700	$181,702
Capella Education Co.(1)	13,695	332,104
DeVry, Inc.	50,300	1,408,400
Laureate Education, Inc.(1)	2,100	102,123
		$2,024,329
Diversified Financial Services — 1.1%
Citigroup, Inc.	20,000	$1,114,000
		$1,114,000
Electrical Equipment — 0.8%
Solarworld AG	13,000	$809,315
		$809,315
Energy Equipment & Services — 1.9%
Diamond Offshore Drilling, Inc.(2)	13,000	$1,039,220
Halliburton Co.	32,000	993,600
		$2,032,820
Food & Staples Retailing — 1.8%
Shoppers Drug Mart Corp.	20,900	$899,614
Susser Holdings Corp.(1)	55,509	999,162
		$1,898,776
Food Products — 1.0%
Pilgrim's Pride Corp.	37,000	$1,088,910
		$1,088,910
Health Care Equipment & Supplies — 1.2%
American Medical Systems Holdings, Inc.(1)	30,000	$555,600
Thoratec Corp.(1)	39,100	687,378
		$1,242,978

See notes to financial statements
1

Capital Growth Portfolio as of December 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Health Care Providers & Services — 4.0%
Caremark Rx, Inc.	29,600	$1,690,456
DaVita, Inc.(1)	10,400	591,552
Henry Schein, Inc.(1)(2)	19,400	950,212
Lincare Holdings, Inc.(1)	13,500	537,840
Quest Diagnostics, Inc.	7,600	402,800
		$4,172,860
Hotels, Restaurants & Leisure — 0.9%
Burger King Holdings, Inc.(1)	16,100	$339,710
Pinnacle Entertainment, Inc.(1)	18,000	596,520
		$936,230
Insurance — 1.1%
Admiral Group PLC	54,000	$1,157,812
		$1,157,812
Internet Software & Services — 6.6%
Ariba, Inc.(1)	74,000	$572,760
DealerTrack Holdings, Inc.(1)	22,500	661,950
Equinix, Inc.(1)(2)	17,820	1,347,548
Google, Inc., Class A(1)	9,479	4,364,890
		$6,947,148
IT Services — 3.1%
ExlService Holdings, Inc.(1)	4,000	$84,160
MasterCard, Inc., Class A(2)	11,500	1,132,635
MoneyGram International, Inc.	63,600	1,994,496
WNS Holdings, Ltd. ADR(1)	240	7,464
		$3,218,755
Media — 1.4%
Comcast Corp., Class A(1)	26,000	$1,100,580
Live Nation, Inc.(1)(2)	19,000	425,600
		$1,526,180
Metals & Mining — 7.5%
Aber Diamond Corp.	5,000	$183,450
Gammon Lake Resources, Inc.(1)	190,000	3,095,100
Goldcorp, Inc.(2)	93,930	2,671,369
Golden Star Resources, Ltd.(1)(2)	138,510	408,604
Miramar Mining Corp.(1)	158,700	717,324

Security	Shares	Value
Metals & Mining (continued)
Western Copper Corp.(1)	85,000	$87,651
Zinifex, Ltd.	48,000	706,455
		$7,869,953
Miscellaneous — 3.0%
iShares Russell 2000 Index Fund(2)	27,000	$2,108,430
iShares S&P SmallCap 600 Index Fund(2)	16,000	1,056,480
		$3,164,910
Multiline Retail — 2.4%
Big Lots, Inc.(1)	39,800	$912,216
Saks, Inc.(2)	93,000	1,657,260
		$2,569,476
Oil, Gas & Consumable Fuels — 7.2%
ConocoPhillips	15,000	$1,079,250
Goodrich Petroleum Corp.(1)(2)	12,000	434,160
Hess Corp.	63,900	3,167,523
SXR Uranium One, Inc.(1)(2)	214,060	2,943,164
		$7,624,097
Personal Products — 1.1%
Alberto-Culver Co.	8,500	$182,325
Herbalife, Ltd.(1)	24,408	980,225
		$1,162,550
Pharmaceuticals — 3.3%
Adams Respiratory Therapeutics, Inc.(1)	11,500	$469,315
Ipsen SA	9,500	440,581
Shire PLC ADR	41,300	2,550,688
		$3,460,584
Real Estate Investment Trusts (REITs) — 0.4%
Annaly Capital Management, Inc.	30,864	$429,318
		$429,318
Semiconductors & Semiconductor Equipment — 6.2%
Applied Micro Circuits Corp.(1)	160,000	$569,600
Atheros Communications, Inc.(1)(2)	82,400	1,756,768
MEMC Electronic Materials, Inc.(1)	92,100	3,604,794
Solarfun Power Holdings Co., Ltd. ADR(1)	4,595	53,716

See notes to financial statements
2

Capital Growth Portfolio as of December 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Semiconductors & Semiconductor Equipment (continued)
Tessera Technologies, Inc.(1)	13,300	$536,522
Trina Solar, Ltd. ADR(1)(2)	1,470	27,783
		$6,549,183
Software — 1.7%
i2 Technologies, Inc.(1)(2)	76,503	$1,745,798
		$1,745,798
Specialty Retail — 1.9%
GameStop Corp., Class A(1)(2)	24,750	$1,363,973
OfficeMax, Inc.	13,300	660,345
		$2,024,318
Textiles, Apparel & Luxury Goods — 0.1%
Heelys, Inc.(1)(2)	3,248	$104,293
		$104,293
Thrifts & Mortgage Finance — 1.6%
BankUnited Financial Corp., Class A	21,000	$587,160
W Holding Co., Inc.(2)	176,220	1,050,271
		$1,637,431
Tobacco — 3.7%
Loews Corp. - Carolina Group	59,497	$3,850,646
		$3,850,646
Trading Companies & Distributors — 0.2%
MSC Industrial Direct Co., Inc.	4,700	$184,005
		$184,005
Wireless Telecommunication Services — 8.1%
NII Holdings, Inc., Class B(1)(2)	71,775	$4,625,181
Rogers Communications, Inc., Class B(2)	35,600	2,121,760
Tim Participacoes SA ADR(2)	51,480	1,782,238
		$8,529,179
Total Common Stocks (identified cost $75,319,239)		$100,665,315

Affiliated Investments — 34.8%
Description	Shares/Interest (000's omitted)	Value
Eaton Vance Cash Collateral Fund, LLC, 5.31%(3)	31,954	$31,953,590
Investment in Cash Management Portfolio, 4.87%(3)	4,663	4,662,991
Total Affiliated Investments (at amortized cost, $36,616,581)		$36,616,581
Total Investments — 130.4% (identified cost $111,935,820)		$137,281,896
Other Assets, Less Liabilities — (30.4)%		$(32,000,874)
Net Assets — 100.0%		$105,281,022

ADR - American Depository Receipt

(1)  Non-income producing security.

(2)  All or a portion of these securities were on loan at December 31, 2006.

(3)  Affiliated investments investing in high quality U.S. dollar money market instruments, and that are available to Eaton Vance portfolios and funds. The rates shown are the annualized seven-day yield as of December 31, 2006. The amount invested in the Eaton Vance cash Collateral Fund represents cash collateral received for securities on loan at December 31, 2006. Other assets, less liabilities includes an equal and offsetting liability of the Portfolio to repay collateral amounts upon the return of loaned securities.

See notes to financial statements
3

Capital Growth Portfolio as of December 31, 2006

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2006

Assets
Unaffiliated investments, at value including $30,749,829 of securities on loan (identified cost, $75,319,239)	$100,665,315
Affiliated investments, at value (amortized cost, $36,616,581)	36,616,581
Dividends and interest receivable	176,049
Total assets	$137,457,945
Liabilities
Collateral for securities loaned	$31,953,590
Payable to affiliate for investment advisory fees	52,308
Payable to affiliate for Trustees' fees	2,208
Accrued expenses	168,817
Total liabilities	$32,176,923
Net Assets applicable to investors' interest in Portfolio	$105,281,022
Sources of Net Assets
Net proceeds from capital contributions and withdrawals	$79,934,962
Net unrealized appreciation (computed on the basis of identified cost)	25,346,060
Total	$105,281,022

Statement of Operations

For the Year Ended
December 31, 2006

Investment Income
Dividends (net of foreign taxes, $14,445)	$1,268,552
Interest	279,138
Security lending income, net	74,932
Interest income allocated from affiliated investment	33,081
Expenses allocated from affiliated investment	(2,963)
Total investment income	$1,652,740
Expenses
Investment adviser fee	$661,507
Trustees' fees and expenses	9,333
Custodian fee	88,475
Legal and accounting services	44,407
Miscellaneous	5,044
Total expenses	$808,766
Deduct — Reduction of investment adviser fee	$2,482
Total expense reductions	$2,482
Net expenses	$806,284
Net investment income	$846,456
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$10,857,052
Foreign currency transactions	(19,150)
Net realized gain	$10,837,902
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$8,560,621
Foreign currency	10
Net change in unrealized appreciation (depreciation)	$8,560,631
Net realized and unrealized gain	$19,398,533
Net increase in net assets from operations	$20,244,989

See notes to financial statements
4

Capital Growth Portfolio as of December 31, 2006

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended December 31, 2006	Year Ended December 31, 2005
From operations — Net investment income	$846,456	$244,783
Net realized gain from investment transactions and foreign currency transactions	10,837,902	9,181,079
Net change in unrealized appreciation (depreciation) from investments and foreign currency	8,560,631	(5,466,640)
Net increase in net assets from operations	$20,244,989	$3,959,222
Capital transactions — Contributions	$9,533,505	$13,610,523
Withdrawals	(37,573,945)	(6,812,735)
Net increase (decrease) in net assets from capital transactions	$(28,040,440)	$6,797,788
Net increase (decrease) in net assets	$(7,795,451)	$10,757,010
Net Assets
At beginning of year	$113,076,473	$102,319,463
At end of year	$105,281,022	$113,076,473

See notes to financial statements
5

Capital Growth Portfolio as of December 31, 2006

FINANCIAL STATEMENTS CONT'D

Supplementary Data

	Year Ended December 31,
	2006	2005	2004		2003	2002
Ratios/Supplemental Data
Ratios (As a percentage of average daily net assets):
Expenses(1)	0.76%	0.75%	0.77%		0.73%	0.74%
Net investment income (loss)	0.80%	0.24%	(0.08)%		(0.45)%	(0.43)%
Portfolio Turnover	158%	222%	213%		240%	231%
Total Return	19.52%	3.32%	14.79	%(2)	31.99%	(25.17)%
Net assets, end of year (000's omitted)	$105,281	$113,076	$102,319		$88,195	$121,332

(1)  The investment adviser waived a portion of its investment advisory fee (equal to less than 0.01% of average daily net assets for the years ended December 31, 2006 and 2004 and equal to 0.01% of the average daily net assets for the year ended December 31, 2005).

(2)  The net realized gain on disposal of investments purchased which did not meet the Portfolio's investment guidelines had no effect on total return.

See notes to financial statements
6

Capital Growth Portfolio as of December 31, 2006

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Capital Growth Portfolio (the Portfolio) is registered under the Investment Company Act of 1940 as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio, which was organized as a trust under the laws of the State of New York on February 28, 2000, seeks to achieve long-term growth of capital by investing in a portfolio consisting of common stocks. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At December 31, 2006, the Eaton Vance Balanced Fund held a 85.1% interest in the Portfolio. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuations — Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global Market generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities were acquired with a remaining maturity of more than 60 days, they will be valued by a pricing service. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments held by the Portfolio for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

The Portfolio may invest in Cash Management Portfolio (Cash Management) and Eaton Vance Cash Collateral Fund, LLC (Cash Collateral), both are affiliated investment companies managed by Boston Management and Research (BMR) and Eaton Vance Management (EVM), respectively. Cash Management values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. Investments in Cash Collateral are valued at net asset value per share on the valuation date.

B  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates.

C  Income Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate,

7

Capital Growth Portfolio as of December 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

D  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Indemnifications — Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

G  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian to the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Portfolio maintains with IBT. All credit balances used to reduce the Portfolio's custodian fees and are reported as a reduction of expenses in the Statement of Operations.

H  Other — Investment transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on securities sold are determined on the basis of identified cost.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by BMR, a subsidiary of EVM, as compensation for management and investment advisory services rendered to the Portfolio. The fee is computed at the monthly rate of 5/96 of 1% (0.625% per annum) of the Portfolio's average daily net assets up to and including $170 million and 1/24 of 1% (0.50% per annum) of average daily net assets over $170 million. For the year ended December 31, 2006, the fee was equivalent to 0.625% of the Portfolio's average daily net assets and amounted to $664,470. Effective May 1, 2004, BMR has agreed to reduce the investment adviser fee by an amount equal to that portion of commissions paid to broker dealers in execution of portfolio transactions that is consideration for third-party research services. For the year ended December 31, 2006, BMR waived $2,482 of its advisory fee. The advisory fee paid by the Portfolio is reduced by the Portfolio's allocable portion of the advisory fee paid by Cash Management. For the year ended December 31, 2006, the Portfolio's allocated portion of the advisory fee totaled $2,963. The advisory fee paid directly by the Portfolio amounted to $659,025. For the year ended December 31, 2006, the effective annual rate of investment advisory fees paid on a direct and indirect basis by the Portfolio, based on average net assets was 0.623%. Except as to Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Certain officers and Trustees of the Portfolio are officers of the above organizations. Trustees of the Portfolio that are not affiliated with the investment adviser may elect to defer receipt of all or a portion of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2006, no significant amounts have been deferred.

3  Securities Lending Agreement

The Portfolio has established a securities lending agreement with a securities lending agent, IBT, in which the Portfolio

8

Capital Growth Portfolio as of December 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

lends portfolio securities to qualified borrowers in exchange for collateral consisting of either cash or U.S. government securities in an amount at least equal to the market value of the securities on loan. Cash collateral is invested in Cash Collateral Fund. Cash Collateral invests in high quality money market instruments. Under the agreement, the Portfolio continues to earn interest on the amount invested but it must also pay the broker a loan rebate fee computed as a varying percentage of the collateral received. In addition, the Portfolio pays IBT a lending agent fee computed as a percentage of the earnings on the collateral invested less the loan rebate fee. The loan rebate fee and lending agent fee paid by the Portfolio offsets a portion of the interest income received and amounted to $855,044 and $13,189, respectively, for the year ended December 31, 2006. At December 31, 2006 the value of the securities loaned and the value of the collateral amounted to $30,749,829 and $31,953,590, respectively. In the event of counterparty default, the Portfolio is subject to potential loss if it is delayed or prevented from exercising its right to dispose of the collateral. The Portfolio bears risk in the event that invested collateral is not sufficient to meet obligations due on loans.

4  Investment Transactions

Purchases and sales of investments, other than short-term obligations, aggregated $158,834,694 and $184,529,894, respectively, for the year ended December 31, 2006.

5  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in value of the investments owned at December 31, 2006, as computed on a federal tax income tax basis, were as follows:

Aggregate cost	$113,765,497
Gross unrealized appreciation	$23,926,558
Gross unrealized depreciation	(410,159)
Net unrealized appreciation	$23,516,399

The net unrealized depreciation on foreign currency is $16.

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each portfolio or fund based on its borrowings at an amount above the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended December 31, 2006.

7  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, ("FIN 48") "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective during the first required financial reporting period for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, ("FAS 157") "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Portfolio's financial statement disclosures.

9

Capital Growth Portfolio as of December 31, 2006

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors
of Capital Growth Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the supplementary data present fairly, in all material respects, the financial position of Capital Growth Portfolio (the "Portfolio") at December 31, 2006, and the results of its operations, the changes in its net assets and the supplementary data for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and supplementary data (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 27, 2007

10

Eaton Vance Balanced Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees") cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on March 27, 2006, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February and March 2006. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund managed by it;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve month period ended March 31,

17

Eaton Vance Balanced Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT'D

2006, the Board met nine times and the Special Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met eight, twelve and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee concluded that the continuance of the investment advisory agreements of the Capital Growth Portfolio, the Large-Cap Value Portfolio and the Investment Grade Income Portfolio (the "Portfolios"), the portfolios in which the Eaton Vance Balanced Fund (the "Fund") invests, each with Boston Management and Research (the "Adviser"), including their fee structures, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of each agreement. The Board accepted the recommendation of the Special Committee as well as the factors considered and conclusions reached by the Special Committee with respect to each agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for each Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreements of the Portfolios, the Board evaluated the nature, extent and quality of services provided to the Portfolios by the Adviser.

The Board considered the Adviser's management capabilities and investment process with respect to the types of investments held by the Portfolios, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolios. For the Capital Growth Portfolio and the Large-Cap Value Portfolio, the Board noted the Advisor's in-house equity research capabilities. For all the Portfolios, the Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to each Portfolio by senior management.

The Board reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreements.

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2005 for the Fund. The Board also considered the performance of the underlying Portfolios. The Board concluded that the Fund's performance is satisfactory.

18

Eaton Vance Balanced Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT'D

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates payable by the Portfolios and the Fund (referred to as "management fees"). As part of its review, the Board considered the management fees and the Fund's total expense ratio for the one-year period ended September 30, 2005, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund, the Portfolios and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund and the Portfolios.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and Portfolios increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. The Board noted that, at its request, the Adviser had agreed to add four new breakpoints for the Large-Cap Value Portfolio with respect to assets that exceed $2 billion, $5 billion, and $10 billion. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolios, the structure of the advisory fees, several of which include breakpoints at various asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

19

Eaton Vance Balanced Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Special Investment Trust (the Trust) and Capital Growth Portfolio (CGP), Investment Grade Income Portfolio (IGIP) and Large-Cap Value Portfolio (LCVP) (the Portfolios) are responsible for the overall management and supervision of the Trust's and Portfolios' affairs. The Trustees and officers of the Trust and the Portfolios are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolios hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolios, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, and "EVD" refers to Eaton Vance Distributors, Inc. and "Fox" refers to Fox Asset Management LLC. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolios' placement agent and a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Trust and the Portfolios	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

James B. Hawkes 11/9/41	Trustee	Trustee of the Trust since 1989; of LCVP since 1992; of CGP and IGIP since 2000	Chairman and Chief Executive Officer of EVC, BMR, EVM and EV; Director of EV; Vice President and Director of EVD. Trustee and/or officer of 170 registered investment companies in the Eaton Vance Fund Complex. Mr. Hawkes is an interested person because of his positions with BMR, EVM, EVC and EV, which are affiliates of the Fund and Portfolios.	170	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	170	None

Samuel L. Hayes, III 2/23/35	Trustee And Chairman of the Board	Trustee of the Trust since 1989; of LCVP since 1992; of CGP and IGIP since 2000 and Chairman of the Board Since 2005	Jacob H. Schiff Professor of Investment Banking Emeritus, Harvard University Graduate School of Business Administration. Director of Yakima Products, Inc. (manufacturer of automotive accessories) (since 2001) and Director of Telect, Inc. (telecommunications services company).	170	Director of Tiffany & Co. (specialty retailer)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (a holding company owning institutional investment management firms) (1982-2001).	170	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	170	None

20

Eaton Vance Balanced Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolios	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Norton H. Reamer 9/21/35	Trustee	Trustee of the Trust since 1989; of LCVP since 1993; of CGP and IGIP since 2000	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003).	170	None

Lynn A. Stout 9/14/57	Trustee	Trustee of the Trust and LCVP since 1998; of CGP and IGIP since 2000	Professor of Law, University of California at Los Angeles School of Law.	170	None

Ralph F. Verni 1/26/43	Trustee	Since 2005	Consultant and private investor.	170	None

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust and the Portfolios	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Thomas E. Faust Jr. 5/31/58	President of the Trust	Since 2002	President of EVC, EVM, BMR and EV and Director of EVC. Chief Investment Officer of EVC, EVM and BMR. Officer of 71 registered investment companies and 5 private investment companies managed by EVM or BMR.

Arieh Coll 11/9/63	Vice President of CGP	Since 2000	Vice President of EVM and BMR. Officer of 4 registered investment companies managed by EVM or BMR.

J. Scott Craig 3/15/63	Vice President of Trust	Since 2006	Vice President of EVM and BMR since January 2005. Previously, he was Director — Real Estate Equities and REIT Portfolio manager at The Northwestern Mutual Life Insurance Company (1992-2004). Officer of 15 registered investment companies managed by EVM or BMR

Gregory R. Greene 11/13/66	Vice President of the Trust	Since 2006	Managing Director of Fox. Officer of 16 registered investment companies managed by EVM or BMR.

Elizabeth S. Kenyon 9/8/59	Vice President of the Trust and President of IGIP	Vice President of the Trust since 2006 and President of IGIP since 2002(2)	Vice President of EVM and BMR. Officer of 17 registered investment companies managed by EVM or BMR.

Duke E. Laflamme 7/8/69	Vice President of the Trust and IGIP	Vice President of the Trust since 2001 and of IGIP since 2006	Vice President of EVM and BMR. Officer of 16 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President of the Trust and of IGIP	Since 2002	Vice President of EVM and BMR. Officer of 45 registered investment companies managed by EVM or BMR.

Michael R. Mach 7/15/47	Vice President of the Trust and LCVP	Vice President of the Trust since 2006 and of CGP and LCVP since 2002	Vice President of EVM and BMR. Officer of 51 registered investment companies managed by EVM or BMR.

21

Eaton Vance Balanced Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolios	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

Robert J. Milmore 4/3/69	Vice President of the Trust	Since 2006	Assistant Vice President of Fox. Previously manager of International Treasury of Cendant Corporation (2001-2005). Officer of 16 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	President of CGP and LCVP	Vice President of the Trust since 2006 and of CGP and of LCVP since 2002	Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 71 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 50 registered investment companies managed by EVM or BMR.

Michael W. Weilheimer 2/11/61	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 24 registered investment companies managed by EVM or BMR.

William J. Austin, Jr. 12/27/51	Treasurer of the Portfolios	Since 2002(2)	Vice President of EVM and BMR. Officer of 52 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer of the Trust	Since 2005(2)	Vice President of EVM and BMR. Officer of 170 registered investment companies managed by EVM or BMR.

Alan R. Dynner 10/10/40	Secretary	Secretary of the Trust and LCVP since 1997; of CGP and IGIP since 2000	Vice President, Secretary and Chief Legal Officer of BMR, EVM, EVD, EV and EVC. Officer of 170 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 170 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(2)  Prior to 2002, Ms. Kenyon served as Vice President of IGIP since 2001 and Mr. Austin served as Assistant Treasurer of LCVP since 1993 and CPG and IGIP since 2000. Prior to 2005, Ms. Campbell served as Assistant Treasurer of the Trust since 1997.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolios and can be obtained without charge on Eaton Vance's website at www.eatonvance.com or by calling 1-800-225-6265.

22

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Investment Adviser of
Capital Growth Portfolio, Investment Grade Income Portfolio and Large-Cap Value Portfolio
Boston Management and Research

The Eaton Vance Building
255 State Street
Boston, MA 02109

Administrator of Eaton Vance Balanced Fund
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
Investors Bank & Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
125 High Street
Boston, MA 02110

Eaton Vance Balanced Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

162-2/07  BALSRC

Annual Report December 31, 2006

EATON VANCE
EMERGING
MARKETS
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS, AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Emerging Markets Fund as of December 31, 2006

management‘s dISCUSSION OF FUND PERFORMANCE

Hon. Jacob Rees-Mogg
Portfolio Manager

The Fund

Performance for the Past Year

•                                          During the year ended December  31, 2006, the Fund’s Class A shares  had a total return of 25.68%. This  return was the result of an increase  in net asset value (NAV) per  share to $28.54 on December 31,  2006, from $23.96 on December  31, 2005 and the reinvestment of  $0.148 in dividends and $1.414 in  capital gain distributions.(1)

•                                          The Fund’s Class B shares had a total return of 25.03%  during the same period, the result of an increase in  NAV per share to $27.32 from $22.99 and the reinvestment of $0.001 in dividends and $1.414 in capital gain  distributions.(1)

•                                          For comparison, the Morgan Stanley Capital International Emerging Markets Free Index – a broad-based, unmanaged market index of common stocks traded in the world’s emerging markets – had a total return of 32.17% for the year ended December 31, 2006.(2) The Fund’s peer group – the Lipper Emerging Markets Funds Classification – had an average total return of 32.13% during the same period.(2)

Investment Environment

•                                          Emerging markets were strong in 2006, driven by robust economic growth and infrastructure building in China, India, Brazil and South Africa. The second quarter brought a brief-but-sharp market correction, as oil-importing countries reacted to rising oil prices and higher inflation. Russia generally withstood the correction, benefiting from its large energy assets. Emerging markets rebounded strongly in the third quarter, as economic indicators remained positive and energy prices declined from their highs. The year ended on an uptrend, boosted by a favorable earnings outlook.

Management Discussion

•                                          The Fund currently invests its assets in a separate registered investment company (the “Portfolio”) with the same objective and policies as the Fund. The Portfolio was broadly represented from a regional and industry standpoint. At December 31, 2006, its largest regional weighting was in Asia, followed by Latin America, Eastern Europe and Africa.*

•                                          The Fund underperformed its benchmark for the year. Amid increasing volatility at mid-year and historically high valuations in some Asian markets, management adopted a more defensive posture, reducing the Portfolio’s exposure to cyclical stocks and countries with valuation risk. Accordingly, the Portfolio’s underweighting in China and India constrained relative performance, as those markets recovered strongly in the second half.

•                                          In Asia, Chinese auto makers fared especially well as beneficiaries of rising consumer demand for vehicles. The Fund also saw good performance from its Taiwan-based makers of computers and components, whose manufacturing costs were reduced by lower oil prices. In South Korea, a major steel producer saw strong earnings growth, supported by higher steel prices and lower raw material costs.

•                                          In Latin America, the Fund was helped by its market weighting in Brazil and by overweightings in Argentina and Mexico. Economic reforms have made those countries less subject to dramatic shifts in foreign capital flows. Top performers included a large Brazilian bank, for which a capital infusion boosted operating earnings. In Mexico, the Portfolio’s consumer stocks were helped by lower interest rates, while an Argentine steel maker benefited from strong demand from energy producers.

•                                          In South Africa, the Portfolio’s investment in a conglomerate with a large cement subsidiary was additive to performance. Large infrastructure projects have helped the country’s construction companies.

•                                          The Portfolio’s less successful performers included its investments in Turkey. Sharply higher inflation led to a spike in interest rates and a major market decline. The Portfolio’s Thai stocks declined following a military coup in September, but stabilized in recent months amid government pledges of new reforms.

* Holdings are subject to change due to active management.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Fund performance during certain periods reflects the strong stock market performance and/or the strong performance of stocks held during those periods. This performance is not typical and may not be repeated. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

The views expressed throughout this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

(1)                               These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B shares. If sales charges were deducted, the returns would be lower. Class A shares are subject to a 1% redemption fee if redeemed or exchanged within 90 days of the settlement of the purchase. Absent an allocation of expenses to the Manager and Investment Adviser, returns would be lower.

(2)                               It is not possible to invest directly in an Index or a Lipper Classification. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Lipper average is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

1

Eaton Vance Emerging Markets Fund as of December 31, 2006

FUND PERFORMANCE

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class B of the Fund with that of the Morgan Stanley Capital International Emerging Markets Free Index, a broad-based, unmanaged market index of common stocks traded in the world’s emerging markets. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in Class B of the Fund and the Morgan Stanley Capital International Emerging Markets Free Index. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance(1)	Class A	Class B

Average Annual Total Returns (at net asset value)
One Year	25.68%	25.03%
Five Years	25.73	24.99
Ten Years	10.67	10.12
Life of Fund†	11.27	10.61
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	18.46%	20.03%
Five Years	24.25	24.83
Ten Years	10.02	10.12
Life of Fund†	10.72	10.61

† Inception dates: Class A: 12/8/94; Class B: 11/30/94

(1)   Average Annual Total Returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B shares. If sales charges were deducted, the returns would be lower. Absent an allocation of expenses to the Manager and Investment Adviser, returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B shares reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. Class A shares are subject to a 1% redemption fee if redeemed or exchanged within 90 days of the settlement of the purchase.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Fund performance during certain periods reflects the strong stock market performance and/or the strong performance of stocks held during those periods. This performance is not typical and may not be repeated. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Regional Weightings(2)

By net assets

(2)      As of December 31, 2006, as a percentage of the Portfolio’s net assets. Regional Weightings may not be representative of current or future holdings and are subject to change due to active management.

*             Sources: Thomson Financial; Lipper Inc. Class B of the Fund commenced operations on 11/30/94.
A $10,000 hypothetical investment at net asset value in Class A shares over the same period would have been valued at $27,564 on December 31, 2006. A $10,000 hypothetical investment in Class A at the maximum offering price would have been valued at $25,977. It is not possible to invest directly in an Index. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Ten Largest common stock Holdings(3)

By net assets

Wal-Mart de Mexico S.A.	3.9%
RAO Unified Energy System GDS	3.7
Grupo Financiero Banorte DA de C.V.	3.6
Tenaris SA ADR	3.5
POSCO	3.1
Banco do Brasil S.A.	3.1
Nan Ya Plastics Corp.	3.0
China Petroleum and Chemical Corp.	2.9
Taiwan Semiconductor Manufacturing Co., Ltd.	2.9
Samsung Fire & Marine Insurance Co., Ltd.	2.7

(3)	Ten Largest Holdings represented 32.4% of the Portfolio’s net assets as of December 31, 2006. Holdings are subject to change due to active management.

2

Eaton Vance Emerging Markets Fund as of December 31, 2006

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 – December 31, 2006).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Emerging Markets Fund

	Beginning Account Value (7/1/06)	Ending Account Value (12/31/06)	Expenses Paid During Period* (7/1/06 – 12/31/06)
Actual
Class A	$1,000.00	$1,212.40	$12.77
Class B	$1,000.00	$1,209.40	$15.54
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,013.70	$11.62
Class B	$1,000.00	$1,011.10	$14.14

* Expenses are equal to the Fund's annualized expense ratio of 2.29% for Class A shares and 2.79% for Class B shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2006. The Example reflects the expenses of both the Fund and the Portfolio. Absent an allocation of expenses to the Manager and Investment Adviser, expenses paid would have been higher.

3

Eaton Vance Emerging Markets Fund as of December 31, 2006

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2006

Assets
Investment in Emerging Markets Portfolio, at value (identified cost, $125,037,168)	$177,727,331
Receivable for Fund shares sold	2,419,878
Receivable from the Manager and Investment Adviser to the Portfolio	7,405
Total assets	$180,154,614
Liabilities
Payable for Fund shares redeemed	$240,150
Payable to affiliate for distribution and service fees	98,999
Payable to affiliate for management fees	37,027
Payable to affiliate for Trustees' fees	856
Accrued expenses	86,117
Total liabilities	$463,149
Net Assets	$179,691,465
Sources of Net Assets
Paid-in capital	$123,889,495
Accumulated undistributed net realized gain from Portfolio (computed on the basis of identified cost)	2,796,735
Accumulated undistributed net investment income	315,072
Net unrealized appreciation from Portfolio (computed on the basis of identified cost)	52,690,163
Total	$179,691,465
Class A Shares
Net Assets	$148,613,587
Shares Outstanding	5,206,326
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$28.54
Maximum Offering Price Per Share (100 ÷ 94.25 of $28.54)	$30.28
Class B Shares
Net Assets	$31,077,878
Shares Outstanding	1,137,376
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$27.32
On sales of $50,000 or more, the offering price of Class A shares is reduced.

Statement of Operations

For the Year Ended
December 31, 2006

Investment Income
Dividends allocated from Portfolio (net of foreign taxes, $426,816)	$4,710,550
Interest allocated from Portfolio	182,890
Expenses allocated from Portfolio	(2,012,515)
Net investment income from Portfolio	$2,880,925
Expenses
Management fee	$380,092
Trustees' fees and expenses	3,837
Distribution and service fees Class A	611,350
Class B	297,670
Transfer and dividend disbursing agent fees	226,025
Registration fees	67,140
Printing and postage	53,520
Custodian fee	24,548
Legal and accounting services	19,956
Miscellaneous	6,475
Total expenses	$1,690,613
Deduct — Allocation of expenses to the Manager and Investment Adviser to the Portfolio	$60,173
Total expense reductions	$60,173
Net expenses	$1,630,440
Net investment income	$1,250,485
Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) — Investment transactions (identified cost basis)	$11,020,271
Foreign currency transactions	(198,196)
Net realized gain	$10,822,075
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$21,701,862
Foreign currency	(24,739)
Net change in unrealized appreciation (depreciation)	$21,677,123
Net realized and unrealized gain	$32,499,198
Net increase in net assets from operations	$33,749,683

See notes to financial statements
4

Eaton Vance Emerging Markets Fund as of December 31, 2006

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended December 31, 2006	Year Ended December 31, 2005
From operations — Net investment income	$1,250,485	$348,455
Net realized gain from investments and foreign currency transactions	10,822,075	8,387,970
Net change in unrealized appreciation (depreciation) from investments and foreign currency	21,677,123	14,911,799
Net increase in net assets from operations	$33,749,683	$23,648,224
Distributions to shareholders — From net investment income Class A	$(725,474)	$(438,420)
Class B	(1,526)	(12,957)
From net realized gain Class A	(6,900,804)	(6,766,069)
Class B	(1,544,290)	(2,053,124)
Total distributions to shareholders	$(9,172,094)	$(9,270,570)
Transactions in shares of beneficial interest — Proceeds from sale of shares Class A	$70,012,050	$48,649,879
Class B	9,758,228	10,611,902
Net asset value of shares issued to shareholders in payment of distributions declared Class A	6,393,540	6,214,274
Class B	1,259,014	1,639,195
Cost of shares redeemed Class A	(38,063,994)	(18,189,254)
Class B	(12,309,832)	(3,820,864)
Net asset value of shares exchanged Class A	1,564,140	940,584
Class B	(1,564,140)	(940,584)
Redemption Fees	11,647	3,906
Net increase in net assets from Fund share transactions	$37,060,653	$45,109,038
Net increase in net assets	$61,638,242	$59,486,692
Net Assets
At beginning of year	$118,053,223	$58,566,531
At end of year	$179,691,465	$118,053,223
Accumulated undistributed (distributions in excess of) net investment income included in net assets
At end of year	$315,072	$(10,217)

See notes to financial statements
5

Eaton Vance Emerging Markets Fund as of December 31, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Year Ended December 31,
	2006(1)	2005(1)		2004(1)		2003		2002
Net asset value — Beginning of year	$23.960	$20.040		$16.810		$11.510		$10.850
Income (loss) from operations
Net investment income (loss)	$0.231	$0.117		$0.000	(2)	$0.002		$(0.079)
Net realized and unrealized gain	5.909	5.880		3.989		5.282		0.723
Total income from operations	$6.140	$5.997		$3.989		$5.284		$0.644
Less distributions
From net investment income	$(0.148)	$(0.127)		$(0.130)		$—		$—
From net realized gain	(1.414)	(1.951)		(0.631)		—		—
Total distributions	$(1.562)	$(2.078)		$(0.761)		$—		$—
Redemption fees	$0.002	$0.001		$0.002		$0.016		$0.016
Net asset value — End of year	$28.540	$23.960		$20.040		$16.810		$11.510
Total Return(3)	25.68%	30.27%		23.84%		46.05%		6.08%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$148,614	$91,770		$43,420		$24,744		$10,343
Ratios (As a percentage of average daily net assets):
Expenses(4)	2.30%	2.41	%(5)	2.66	%(5)	2.86	%(5)	2.95	%(5)
Net investment income	0.88%	0.53%		0.00	%(6)	0.07%		(0.99)%
Portfolio Turnover of the Portfolio	35%	32%		43%		58%		76%

(1)  Net investment income per share was computed using averages shares outstanding.

(2)  Amount represents less than $0.0005 per share.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis. Total return would have been lower had certain expenses not been reduced during the periods shown.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

(5)  The investment adviser and/or manager voluntarily waived a portion of its advisory fee and/or the administrator subsidized certain operating expenses (equal to 0.00%, 0.00%, 0.03% and 0.49% of average daily net assets for 2005, 2004, 2003 and 2002, respectively).

(6)  Amount represents less than 0.005%.

See notes to financial statements
6

Eaton Vance Emerging Markets Fund as of December 31, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class B
	Year Ended December 31,
	2006(1)	2005(1)		2004(1)		2003		2002
Net asset value — Beginning of year	$22.990	$19.290		$16.200		$11.160		$10.610
Income (loss) from operations
Net investment income (loss)	$0.149	$0.027		$(0.090)		$(0.042)		$(0.143)
Net realized and unrealized gain	5.594	5.635		3.842		5.082		0.693
Total income from operations	$5.743	$5.662		$3.752		$5.040		$0.550
Less distributions
From net investment income	$(0.001)	$(0.012)		$(0.032)		$—		$—
From net realized gain	(1.414)	(1.951)		(0.631)		—		—
Total distributions	$(1.415)	$(1.963)		$(0.663)		$—		$—
Redemptions fees	$0.002	$0.001		$0.001		$—		$—
Net asset value — End of year	$27.320	$22.990		$19.290		$16.200		$11.160
Total Return(2)	25.03%	29.69%		23.23%		45.16%		5.18%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$31,078	$26,283		$15,146		$11,469		$6,909
Ratios (As a percentage of average daily net assets):
Expenses(3)	2.80%	2.91	%(4)	3.16	%(4)	3.36	%(4)	3.45	%(4)
Net investment income	0.59%	0.13%		(0.53)%		(0.41)%		(1.48)%
Portfolio Turnover of the Portfolio	35%	32%		43%		58%		76%

(1)  Net investment income per share was computed using averages shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis. Total return would have been lower had certain expenses not been reduced during the periods shown.

(3)  Includes the Fund's share of the Portfolio's allocated expenses.

(4)  The investment advisor and/or manager voluntarily waived a portion of its advisory fee and/or the administrator subsidized certain operating expenses (equal to 0.00%, 0.00%, 0.03%, and 0.52% of average daily net assets for 2005, 2004, 2003, and 2002 respectively).

See notes to financial statements
7

Eaton Vance Emerging Markets Fund as of December 31, 2006

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Emerging Markets Fund (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund offers two classes of shares. Class A shares are generally sold subject to a sales charge imposed at the time of purchase. Class B shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 6). The Trustees have adopted a conversion feature pursuant to which Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund's prospectus. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class specific expenses. The Fund invests all of its investable assets in interests in Emerging Markets Portfolio (the Portfolio), a New York Trust, having the same investment objective and policies as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (99.9% at December 31, 2006). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund's net investment income or loss consists of the Fund's pro rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders, each year, substantially all of its net investment income and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. The Fund had net capital losses of $9,187 attributable to foreign currency transactions incurred after October 31, 2006. These capital losses are treated as arising on the first day of the Fund's taxable year ending December 31, 2007.

In addition to the requirements of the Internal Revenue Code, the Fund may also be required to recognize its pro-rata share of the capital gains taxes incurred by the Portfolio. In doing so, the daily net asset value would reflect the Fund's pro-rata share of the estimated reserve for such taxes incurred by the Portfolio.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian of the Fund. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Fund maintains with IBT. All credit balances used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Redemption Fees — Upon the redemption or exchange of shares by Class A shareholders within 90 days of the settlement of purchase, a fee of 1% of the current net asset value of these shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital and amounted to $11,647 for the year ended December 31, 2006.

Eaton Vance Emerging Markets Fund as of December 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

H  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2  Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of the net investment income allocated to the Fund by the Portfolio, less the Fund's direct and allocated expenses, and to distribute at least annually all or substantially all of the net realized capital gains (reduced by any available capital loss carryforwards from prior years) allocated by the Portfolio to the Fund, if any. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in shares of the same class of the Fund at the per share net asset value as of the close of business on the ex-dividend date. Distributions are paid in the form of additional shares of the same class of the Fund, or at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting are reclassified to paid-in capital.

The tax character of distributions paid for the years ended December 31, 2006 and December 31, 2005 was as follows:

	Year Ended December 31,
	2006	2005
Distributions declared from:
Ordinary income	$727,000	$659,911
Long-term capital gain	$8,445,094	$8,610,659

During the year ended December 31, 2006, accumulated undistributed net investment income was decreased by $198,196, and accumulated undistributed net realized gain was increased by $198,196 primarily due to differences between book and tax accounting for foreign currency gain/loss, foreign capital gains taxes and passive foreign investment companies. This change had no effect on net assets or the net asset value per share.

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed capital gains	$2,683,296
Undistributed income	$324,259
Unrealized gain	$52,803,602
Other temporary differences	$(9,187)

3  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended December 31,
Class A	2006	2005
Sales	2,556,651	2,170,993
Issued to shareholders electing to receive payments of distributions in Fund shares	225,455	264,555
Redemptions	(1,468,020)	(814,950)
Exchange from Class B shares	61,958	42,601
Net increase	1,376,044	1,663,199
	Year Ended December 31,
Class B	2006	2005
Sales	383,562	501,782
Issued to shareholders electing to receive payments of distributions in Fund shares	46,390	72,857
Redemptions	(376,734)	(172,068)
Exchange to Class A shares	(59,295)	(44,351)
Net increase (decrease)	(6,077)	358,220

For the year ended December 31, 2006 and the year ended December 31, 2005, the Fund received $11,647 and $3,906, respectively, in redemption fees on Class A shares.

4  Management Fee and Other Transactions with Affiliates

The management fee is earned by Eaton Vance Management (EVM) (the Manager) as compensation for management and administration of the Fund. EVM earns a monthly fee in the amount of 1/48th of 1% (0.25% annually) of the average daily net assets of the Fund up to

Eaton Vance Emerging Markets Fund as of December 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

$500,000,000, and at reduced rates as daily net assets exceed that level. For the year ended December 31, 2006, the fee was equivalent to 0.25% (annualized) of the Fund's average daily net assets for such period and amounted to $380,092. Except as to Trustees of the Fund who are not members of EVM's and Lloyd George Management (Bermuda) Limited's (LGM) (the Adviser) organization, officers and Trustees receive remuneration for their services to the Fund out of such management fee. Effective March 27, 2006, LGM and EVM agreed to reduce the Fund's total operating expenses in an amount equal to 0.05% annually. Such reduction will be shared equally by EVM and LGM. Pursuant to this agreement, EVM and LGM were allocated $60,173 of the Fund's operating expenses for the year ended December 31, 2006. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations. In addition, investment adviser and administrative fees are paid by the Portfolio to LGM and to EVM and its affiliates. See Note 2 of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services. For the year ended December 31, 2006, EVM received $14,719 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $87,463 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2006.

5  Distribution Plans

The Fund has in effect distribution plans for Class A shares (Class A Plan), and Class B shares (Class B Plan) (collectively the Plans), pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plans require the Fund to pay EVD amounts equal to 1/365 of 0.75% of the Fund's average daily net assets attributable to Class B shares and an amount equal to (a) 0.50% of that portion of the Fund's Class A shares average daily net assets attributable to Class A shares of the Fund which have remained outstanding for less than one year and (b) 0.25% of that portion of the Fund's Class A shares average daily net assets which is attributable to Class A shares of the Fund which have remained outstanding for more than one year, for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding uncovered distribution charges, which are equivalent to the sum of (i) 5% of the aggregate amount received by the Fund for the Class B shares sold plus, (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of uncovered distribution charges of EVD of each respective class reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD by each respective class. The Fund paid or accrued approximately $473,927, and $223,252 for Class A and Class B shares, respectively to or payable to EVD for the year ended December 31, 2006, representing approximately 0.39% and 0.75% of the average daily net assets for Class A and Class B shares, respectively. At December 31, 2006, the amount of Uncovered Distribution Charges EVD calculated under the Plan was approximately $509,000 for Class B shares.

The Class A Plan authorizes the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% of the Fund's average daily net assets attributable to Class A shares based on the value of Fund shares sold by such persons and remaining outstanding for at least one year. Service fee payments will be made for personal services and/or the maintenance of shareholder accounts. The Class B Plan authorizes the Fund to make service fee payments equal to 0.25% per annum of the Fund's average daily net assets attributable to Class B shares. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD, and, as such are not subject to automatic discontinuance when there are no outstanding uncovered distribution charges of EVD. Service fee payments for the year ended December 31, 2006 amounted to approximately $137,423, and $74,418 for Class A and Class B shares, respectively.

Certain officers and Trustees of the Fund are officers or directors of EVD.

6  Contingent Deferred Sales Charge

Prior to September 15, 2006, a contingent deferred sales charge (CDSC) generally was imposed on redemptions of Class A shares purchased at net asset value in amounts of $1 million or more made within twelve months of purchase, and on redemptions of Class B shares made within six years of purchase. Effective September 15, 2006, all purchases of Class A shares of $1 million or more will be subject to a 1% contingent deferred sales charge in the event of a redemption within 18 months of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase,

Eaton Vance Emerging Markets Fund as of December 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

declining one percentage point each subsequent year. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under each Fund's Distribution Plan (see Note 5). CDSC charges received when no Uncovered Distribution Charges exist will be credited to the Fund. EVD received approximately $20,000 and $77,000 of CDSC paid by shareholders for Class A shares and Class B shares respectively, for the year ended December 31, 2006.

7  Investment Transactions

Increases and decreases in the Fund's investment in the Portfolio aggregated $76,583,742 and $51,915,007, respectively, for the year ended December 31, 2006.

8  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, ("FIN 48") "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for the first required financial reporting period for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, ("FAS 157") "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

Eaton Vance Emerging Markets Fund as of December 31, 2006

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance
Special Investment Trust and Shareholders
of Eaton Vance Emerging Markets Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Emerging Markets Fund (the "Fund") (one of the series of Eaton Vance Special Investment Trust) as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Emerging Markets Fund as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 16, 2007

12

Eaton Vance Emerging Markets Fund as of December 31, 2006

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you received in January 2007 showed the tax status of all distributions paid to your account in calendar 2006. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund's fiscal year end regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations, the foreign tax credit and capital gains dividends.

Qualified Dividend Income. The Fund designates approximately $983,353 or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Foreign Tax Credit. The Fund paid foreign taxes of $437,889 and recognized foreign source income of $5,137,375.

Capital Gains Dividends. The Fund designates $8,445,094 as a capital gain dividend.

13

Emerging Markets Portfolio as of December 31, 2006

PORTFOLIO OF INVESTMENTS

Common Stocks — 95.6%
Security	Shares	Value
Airlines — 2.0%
Thai Airways International Public Company, Ltd.	2,889,900	$3,537,429
		$3,537,429
Auto Components — 2.0%
Hyundai Mobis(1)	38,810	$3,565,364
		$3,565,364
Automobiles — 4.2%
Denway Motors, Ltd.	8,422,000	$3,409,464
Hyundai Motor Co.	56,520	4,084,591
		$7,494,055
Chemicals — 5.1%
Makhteshim-Agan Industries, Ltd.	664,016	$3,743,302
Nan Ya Plastics Corp.	3,217,343	5,354,070
		$9,097,372
Commercial Banks — 15.4%
Banco do Brasil S.A.	181,400	$5,437,752
Grupo Financiero Banorte DA de C.V.	1,634,000	6,374,877
Kookmin Bank(1)	50,150	4,032,161
Krung Thai Bank Public Company, Ltd.	10,223,000	3,494,845
Malayan Banking Berhad	1,062,600	3,554,048
Woori Finance Holdings Co., Ltd.(1)	186,750	4,426,422
		$27,320,105
Computer Peripherals — 3.8%
Acer, Inc.	1,609,560	$3,338,253
Asustek Computer, Inc.	1,276,000	3,485,505
		$6,823,758
Construction Materials — 1.9%
Siam Cement Public Company, Ltd.	487,300	$3,481,250
		$3,481,250
Diversified Telecommunication Services — 7.3%
Chunghwa Telecom Co., Ltd.	2,504,100	$4,653,041
KT Corp.	84,580	4,229,000
Telekomunikacja Polska S.A.	482,000	4,058,885
		$12,940,926

Security	Shares	Value
Electric Utilities — 6.9%
Enersis S.A.	15,028,186	$4,790,102
Enersis S.A. ADR	50,000	800,000
RAO Unified Energy System GDR	60,802	6,636,538
		$12,226,640
Energy Equipment & Services — 3.5%
Tenaris S.A. ADR	124,927	$6,232,608
		$6,232,608
Food & Staples Retailing — 6.0%
Shinsegae Co., Ltd.	5,760	$3,587,759
Wal-Mart de Mexico S.A.	1,597,000	7,010,817
		$10,598,576
Household Durables — 4.2%
Corporacion GEO S.A.(1)	799,000	$3,992,454
Steinhoff International Holdings, Ltd.	972,213	3,411,940
		$7,404,394
Household Products — 2.2%
Kimberly-Clark de Mexico S.A. de C.V.	851,600	$3,924,931
		$3,924,931
Industrial Conglomerates — 4.7%
Barloworld, Ltd.	182,184	$4,230,987
Sime Darby Berhad	1,986,600	4,062,609
		$8,293,596
Insurance — 4.9%
Cathay Financial Holding Co., Ltd.	1,715,241	$3,889,248
Samsung Fire & Marine Insurance Co., Ltd.	27,890	4,814,932
		$8,704,180
Metals & Mining — 7.6%
AngloGold Ashanti, Ltd.	93,700	$4,388,496
Gold Fields, Ltd.	191,855	3,585,399
POSCO	16,770	5,543,831
		$13,517,726
Oil, Gas & Consumable Fuels — 11.1%
China Petroleum and Chemical Corp.	5,632,000	$5,218,204
CNOOC, Ltd.	4,158,000	3,942,477
Lukoil Oil., ADR	10,038	882,842
OAO Gazprom ADR	83,200	3,827,200

See notes to financial statements
14

Emerging Markets Portfolio as of December 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Oil, Gas & Consumable Fuels (continued)
PTT Public Company, Ltd.	729,800	$4,239,502
Surgutneftegaz ADR	22,050	1,686,825
		$19,797,050
Semiconductors & Semiconductor Equipment — 2.8%
Taiwan Semiconductor Manufacturing Co., Ltd.	2,470,061	$5,071,484
		$5,071,484
Total Common Stocks (identified cost $119,755,320)		$170,031,444
Preferred Stocks — 2.7%
Electric Utilities — 2.7%
Cia Energetica de Minas Gerais	96,860,000	$4,763,153
		$4,763,153
Total Preferred Stocks (identified cost $2,307,307)		$4,763,153
Total Investments — 98.3% (identified cost $122,062,627)		$174,794,597
Other Assets, Less Liabilities — 1.7%		$2,933,047
Net Assets — 100.0%		$177,727,644

ADR - American Depository Receipt

GDR - Global Depository Receipt.

(1)  Non-income producing security.

Country Concentration of Portfolio
Country	Percentage of Net Assets	Value
Republic of Korea	19.3%	$34,284,060
Taiwan	14.5	25,791,601
Mexico	12.0	21,303,079
South Africa	8.8	15,616,822
Thailand	8.3	14,753,026
Russia	7.3	13,033,405
China	7.1	12,570,145
Brazil	5.7	10,200,905
Malaysia	4.3	7,616,657
Argentina	3.5	6,232,608
Chile	3.1	5,590,102
Poland	2.3	4,058,885
Israel	2.1	3,743,302
	98.3%	$174,794,597

See notes to financial statements
15

Emerging Markets Portfolio as of December 31, 2006

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2006

Assets
Investments, at value (identified cost, $122,062,627)	$174,794,597
Cash	3,647,460
Foregn currency, at value (identified cost, $195,168)	195,634
Interest and dividends receivable	282,755
Total assets	$178,920,446
Liabilities
Payable for investments purchased	$598,995
Liability for capital gains tax	291,602
Payable to affiliate for investment advisory fees	109,262
Payable to affiliate for administration fees	37,119
Payable to affiliate for Trustees' fees	3,472
Accrued expenses	152,352
Total liabilities	$1,192,802
Net Assets applicable to investors' interest in Portfolio	$177,727,644
Sources of Net Assets
Net proceeds from capital contributions and withdrawals	$124,994,834
Net unrealized appreciation (computed on the basis of identified cost)	52,732,810
Total	$177,727,644

Statement of Operations

For the Year Ended
December 31, 2006

Investment Income
Dividends (net of foreign taxes, $426,817)	$4,710,558
Interest	182,890
Total investment income	$4,893,448
Expenses
Investment adviser fee	$1,139,821
Administration fee	380,036
Trustees' fees and expenses	14,340
Custodian fee	413,100
Legal and accounting services	61,547
Miscellaneous	3,674
Total expenses	$2,012,518
Net investment income	$2,880,930
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$11,020,291
Foreign currency transactions	(198,196)
Net realized gain	$10,822,095
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$21,701,903
Foreign currency	(24,739)
Net change in unrealized appreciation (depreciation)	$21,677,164
Net realized and unrealized gain	$32,499,259
Net increase in net assets from operations	$35,380,189

See notes to financial statements
16

Emerging Markets Portfolio as of December 31, 2006

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended December 31, 2006	Year Ended December 31, 2005
From operations — Net investment income	$2,880,930	$1,297,683
Net realized gain from investments and foreign currency transactions	10,822,095	8,387,992
Net change in unrealized appreciation (depreciation) from investments and foreign currency	21,677,164	14,316,386
Net increase in net assets from operations	$35,380,189	$24,002,061
Capital transactions — Contributions	$76,583,742	$58,682,171
Withdrawals	(51,915,007)	(23,548,755)
Net increase in net assets from capital transactions	$24,668,735	$35,133,416
Net increase in net assets	$60,048,924	$59,135,477
Net Assets
At beginning of year	$117,678,720	$58,543,243
At end of year	$177,727,644	$117,678,720

See notes to financial statements
17

Emerging Markets Portfolio as of December 31, 2006

FINANCIAL STATEMENTS CONT'D

Supplementary Data

	Year Ended December 31,
	2006	2005		2004		2003		2002
Ratios/Supplemental Data
Ratios (As a percentage of average daily net assets):
Expenses	1.32%	1.38	%(1)	1.49	%(1)	1.59	%(1)	1.44	%(1)
Net investment income	1.89%	1.59%		1.16%		1.33%		0.57%
Portfolio Turnover	35%	32%		43%		58%		76%
Total Return	26.86%	31.60%		25.27%		47.68%		7.30%
Net assets, end of year (000's omitted)	$177,728	$117,679		$58,543		$36,166		$20,152

(1)  The investment advisor voluntarily waived a portion of its advisory fee and/or the administrator subsidized certain operating expenses (equal to 0.00%, 0.00%, 0.03%, and 0.44% of average daily net assets for 2005, 2004, 2003, and 2002 respectively).

See notes to financial statements
18

Emerging Markets Portfolio as of December 31, 2006

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Emerging Markets Portfolio (the Portfolio) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company which was organized as a trust under the laws of the State of New York on January 18, 1994. The Portfolio's objective is to achieve long-term capital appreciation. The Portfolio seeks to achieve its objective by investing in equity securities (primarily common stocks) of companies located in emerging market countries, which are considered to be developing. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At December 31, 2006, Eaton Vance Emerging Markets Fund held an approximate 99.9% interest in the Portfolio. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities were acquired with a remaining maturity of more than 60 days, their amortized cost value will be based on their value on the sixty-first day prior to maturity. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments held by the Portfolio for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

B  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

In addition to the requirements of the Internal Revenue Code, the Portfolio may also be required to pay local taxes on the recognition of capital gains in certain countries.

19

Emerging Markets Portfolio as of December 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

During the year ended December 31, 2006, the Portfolio did not pay any Thailand capital gains taxes pursuant to such requirements.

In determining the daily net asset value, the Portfolio estimates the amount for such taxes, if any, associated with investments in certain countries. The estimated amount for capital gains is based on the net unrealized appreciation on certain portfolio securities, the related tax rates and other such factors and as of December 31, 2006, amounted to $291,602.

D  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian to the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Portfolio maintains with IBT. All credit balances, if any, used to reduce the Portfolio's custodian fees are reported as a reduction of expenses in the Statement of Operations.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. The Portfolio will enter into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed or offset.

G  Indemnifications — Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

H  Other — Investment transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on securities sold are determined on the basis of identified cost.

I  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Lloyd George Management (Bermuda) Limited (LGM) (the Adviser), an affiliate of Eaton Vance, as compensation for management and investment advisory services rendered to the Portfolio. Under the advisory agreement, the Adviser receives a monthly fee of 0.0625% (0.75% annually) of the average daily net assets of the Portfolio up to $500 million, and at reduced rates as daily net assets exceed that level. For the year ended December 31, 2006, the adviser fee amounted to $1,139,821. In addition, an administrative fee is earned by Eaton Vance Management (EVM) for managing and administrating the business affairs of the Portfolio. Under the administration agreement, EVM earns a monthly fee in the amount of 1/48th of 1% (0.25% annually) of the average daily net assets of the Portfolio up to $500 million,

20

Emerging Markets Portfolio as of December 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

and at reduced rates as daily net assets exceed that level. For the year ended December 31, 2006, the administration fee was 0.25% (annualized) of average daily net assets and amounted to $380,036. Except as to Trustees of the Portfolio who are not members of the Adviser or EVM's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser and administrative fees. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Investment Transactions

Purchases and sales of investments, other than short-term obligations, aggregated $83,370,824 and $51,317,983, respectively, for the year ended December 31, 2006.

4  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in value of the investments owned at December 31, 2006, as computed on a federal income tax basis, were as follows:

Aggregate cost	$122,062,627
Gross unrealized appreciation	$54,123,461
Gross unrealized depreciation	(1,391,491)
Net unrealized appreciation	$52,731,970

The net unrealized appreciation on foreign currency is $840.

5  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and or unanticipated short-term cash requirements. Interest is charged to each participating portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended December 31, 2006.

6  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

7  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include forward foreign currency exchange contracts and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At December 31, 2006, there were no obligations under these financial instruments outstanding.

8  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, ("FIN 48") "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax

21

Emerging Markets Portfolio as of December 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for the first required financial reporting period for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, ("FAS 157") "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Portfolio's financial statement disclosures.

22

Emerging Markets Portfolio as of December 31, 2006

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors
of Emerging Markets Portfolio:

We have audited the accompanying statement of assets and liabilities of Emerging Markets Portfolio (the "Portfolio"), including the portfolio of investments, as of December 31, 2006, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Emerging Markets Portfolio as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 16, 2007

23

Eaton Vance Emerging Markets Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees") cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on March 27, 2006, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February and March 2006. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund managed by it;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

24

Eaton Vance Emerging Markets Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve month period ended March 31, 2006, the Board met nine times and the Special Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met eight, twelve and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee concluded that the continuance of the investment advisory agreement of the Emerging Markets Portfolio (the "Portfolio"), the portfolio in which the Eaton Vance Emerging Markets Fund (the "Fund") invests, with Lloyd George Investment Management (Bermuda) Limited (the "Adviser"), as well as the administration agreement of the Portfolio with Eaton Vance Management (the "Administrator") and the management contract of the Fund with the Administrator, including their fee structures, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of the agreements. The Board accepted the recommendation of the Special Committee as well as the factors considered and conclusions reached by the Special Committee with respect to the agreements. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio, the administration agreement for the Portfolio and the management contract for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the administration agreement of the Portfolio and the management contract of the Fund, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser and to the Fund and Portfolio by the Administrator.

The Board considered the Adviser's and Administrator's management capabilities and the Adviser's investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. The Board evaluated the abilities and experience of such investment personnel in analyzing factors such as special considerations relevant to investing in emerging markets, including Asia. The Board noted the Adviser's experience in managing equity funds that invest in Asian securities. The Board noted that the Adviser maintains offices in London, Hong Kong, Singapore and Mumbai, providing its investment team with first hand knowledge of country and market factors affecting securities in which the Portfolio invests. The Board evaluated the level of skill and expertise required to manage the Portfolio and concluded that the human resources available at the Adviser were appropriate to fulfill effectively its duties on behalf of the Portfolio.

The Board reviewed the compliance programs of the Adviser, the Administrator and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Administrator and its affiliates to requests from the Securities and Exchange Commission and the National Association of Securities Dealers.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser and the Administrator, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement, the administration agreement and the management contract, respectively.

25

Eaton Vance Emerging Markets Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2005 for the Fund. On the basis of the foregoing and other relevant information, the Board concluded that the performance of the Fund is satisfactory.

Management Fees and Expenses

The Board reviewed contractual management fee rates, including administrative fee rates, payable by the Portfolio and the Fund (referred to collectively as "management fees"). As part of its review, the Board considered the management fees (including administrative fees) and the Fund's total expense ratio for the one-year period ended September 30, 2005, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered the fact that the Adviser and the Administrator had undertaken to waive fees and/or pay expenses of the Fund permanently in an agreed-upon amount. After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and the Administrator in providing investment advisory and administrative services to the Fund and the Portfolio and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser in connection with its relationship with the Portfolio, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Portfolio and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and the Administrator are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser, on the one hand, and the Portfolio and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund of the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the Adviser's and Administrator's profitability may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and the Administrator, on the one hand, and the Fund on the other hand. The Board also concluded that the structure of the management fees, which include breakpoints at several asset levels, can be expected to cause such benefits to continue to be shared equitably.

26

Eaton Vance Emerging Markets Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Special Investment Trust (the Trust) and Emerging Markets Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, "EVD" refers to Eaton Vance Distributors, Inc., "LGM" refers to Lloyd George Management (B.V.I.) Limited, "Lloyd George" refers to Lloyd George Investment Management (Bermuda) Limited and "Fox" refers to Fox Asset Management LLC. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVM. Lloyd George is a wholly-owned subsidiary of LGM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Trust and Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee(s)

James B. Hawkes 11/9/41	Trustee of the Trust and the Portfolio; Vice President of the Portfolio	Trustee of the Trust since 1989; Trustee and Vice President of the Portfolio since 1994	Chairman and Chief Executive Officer of EVC, BMR, EVM and EV; Director of EV; Vice President and Director of EVD. Trustee and/or officer of 170 registered investment companies in the Eaton Vance Fund Complex. Mr. Hawkes is an interested person because of his positions with BMR, EVM, EVC and EV, which are affiliates of the Trust and Portfolio.	170	Director of EVC

Hon. Robert Lloyd George 8/13/52	Trustee and President of the Portfolio	Since 1994	Chief Executive Officer of LGM and Lloyd George. Chairman of LGM. Mr. Lloyd George is an interested person because of his positions with LGM and Lloyd George, which are affiliates of the Portfolio.	4	None

Noninterested Trustee(s)

Edward K.Y. Chen 1/14/45	Trustee of the Portfolio	Since 1994	President of Lingnan University in Hong Kong.	5	Director of First Pacific Company, Asia Satellite Telecommunications Holdings Ltd. and Wharf Holdings Limited (property management and communications)

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	170	None

Samuel L. Hayes, III 2/23/35	Trustee and Chairman of the Board	Trustee of the Trust since 1989; of the Portfolio since 1994 and Chairman of the Board since 2005	Jacob H. Schiff Professor of Investment Banking Emeritus, Harvard University Graduate School of Business Administration. Director of Yakima Products, Inc. (manufacturer of automotive accessories) (since 2001) and Director of Telect, Inc. (telecommunications services company).	170	Director of Tiffany & Co. (specialty retailer)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (a holding company owning institutional investment management firms) (1982-2001).	170	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	170	None

27

Eaton Vance Emerging Markets Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Norton H. Reamer 9/21/35	Trustee	Trustee of the Trust since 1989 and of the Portfolio since 1996	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003).	170	None

Lynn A. Stout 9/14/57	Trustee	Trustee of the Trust since 1998 and of the Portfolio since 2003	Professor of Law, University of California at Los Angeles School of Law.	170	None

Ralph F. Verni 1/26/43	Trustee	Since 2005	Consultant and private investor.	170	None

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust and Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Thomas E. Faust Jr. 5/31/58	President of the Trust	Since 2002	President of EVC, EVM, BMR and EV and Director of EVC. Chief Investment Officer of EVC, EVM and BMR. Officer of 71 registered investment companies and 5 private investment companies managed by EVM or BMR.

J. Scott Craig 3/15/63	Vice President of the Trust	Since 2006	Vice President of EVM and BMR since January 2005. Previously, he was Director-Real Estate Equities and REIT Portfolio Manager at The Northwestern Mutual Life Insurance Company (1992-2004). Officer of 15 registered investment companies managed by EVM or BMR.

Gregory R. Greene 11/13/66	Vice President of the Trust	Since 2006	Managing Director of Fox. Officer of 16 registered investment companies managed by EVM or BMR.

Elizabeth S. Kenyon 9/8/59	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 17 registered investment companies managed by EVM and BMR.

William Walter Raleigh Kerr 8/17/50	Vice President of the Portfolio	Since 1994	Director, Finance Director and Chief Operating Officer of Lloyd George. Director of LGM. Officer of 4 registered investment companies managed by EVM or BMR.

Duke E. Laflamme 7/8/69	Vice President of the Trust	Since 2001	Vice President of EVM and BMR. Officer of 16 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President of the Trust	Since 2002	Vice President of EVM and BMR. Officer of 45 registered investment companies managed by EVM or BMR.

Michael R. Mach 7/15/47	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 51 registered investment companies managed by EVM or BMR.

Robert J. Milmore 4/3/69	Vice President of the Trust	Since 2006	Assistant Vice President of Fox. Previously, Manager of International Treasury of Cendant Corporation (2001-2005). Officer of 16 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President of the Trust	Since 2006	Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 71 registered investment companies managed by EVM or BMR.

28

Eaton Vance Emerging Markets Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Judy A. Saryan 8/21/54	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 50 registered investment companies managed by EVM or BMR.

Michael W. Weilheimer 2/11/61	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 24 registered investment companies managed by EVM or BMR.

William J. Austin, Jr. 12/27/51	Treasurer of the Portfolio	Since 2005	Vice President of EVM and BMR. Officer of 52 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer of the Trust	Since 2005(2)	Vice President of EVM and BMR. Officer of 170 registered investment companies managed by EVM or BMR.

Alan R. Dynner 10/10/40	Secretary	Since 1997	Vice President, Secretary and Chief Legal Officer of BMR, EVM, EVD, EV and EVC. Officer of 170 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 170 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(2)   Prior to 2005, Ms. Campbell served as Assistant Treasurer of the Trust since 1997.

The SAI for the Fund includes additional information about the Trustee and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance's website at www.eatonvance.com or by calling 1-800-225-6265.

29

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Investment Adviser of Emerging Markets Portfolio
Lloyd George Management
(Bermuda) Limited

3808 One Exchange Square
Central, Hong Kong

Sponsor and Manager of Eaton Vance Emerging Markets Fund
and Administrator of Emerging Markets Portfolio
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
Investors Bank & Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Emerging Markets Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

132-2/07  EMSRC

Annual Report December 31, 2006

EATON VANCE
INSTITUTIONAL
SHORT TERM
INCOME
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS, AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and Portfolio will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Institutional Short Term Income Fund as of December 31, 2006

management’s discussion of fund performance

Elizabeth S. Kenyon, CFA

Co-Portfolio Manager

Thomas H. Luster, CFA

Co-Portfolio Manager

Investment Environment

•  During 2006, the U.S. economy slowed from a robust first-quarter pace but continued to grow moderately in the second, third and fourth quarters. Unemployment moved lower during the year to 4.5% in December 2006 from 4.9% a year earlier.

•  At its June 2006 meeting, the Federal Reserve Board (the Fed) increased the Fed Funds target rate, a key short-term interest rate benchmark, by 25 basis points (0.25%). This was the Fed’s 17th consecutive increase since June 2004, and it brought the Fed Funds target rate to 5.25%. Since June 2006, the Fed has held short rates steady, awaiting further economic inputs to determine the future direction of interest rate moves.

•  In past cycles, as the Fed has moved short-term interest rates higher, market forces have pushed intermediate and long-term bond yields higher as well. During the past year, however, yields on longer-term bonds did not rise as much as those on short-term bonds, creating an “inverted” yield curve, in which longer-term bond yields were lower than short-term bond yields at December 31, 2006 (the yield curve is a graphical depiction of bond yields across all maturities). This situation was beneficial for investors in shorter-maturity bonds.

(1)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. There is no sales charge. Absent fee waivers by the investment adviser and the principal underwriter, the returns would be lower.

(2)  It is not possible to invest directly in an Index. The Index’s total return does not reflect expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

The Fund

•  Eaton Vance Institutional Short Term Income Fund had a total return of 4.61% for the year ended December 31, 2006.(1) This return resulted from a decrease in the Fund’s net asset value to $44.73 on December 31, 2006, from $50.98 per share on December 31, 2005, and the reinvestment of $8.594 in distributions. See page 2 for more performance information.

•  By comparison, the Fund’s benchmark, the Merrill Lynch U.S. Corporate & Government, 1-3 Years, A-Rated and Above Index — an unmanaged index of U.S. Treasury securities and corporate bonds with maturities between one and three years — had a total return of 4.22% during the same period.(2)

•  Eaton Vance Institutional Short Term Income Fund seeks current income and liquidity. The Fund currently seeks to meet its investment objective by investing in U.S. Treasury obligations; U.S. agency obligations; obligations of commercial banks or savings and loan associations (such as bankers’ acceptances and fixed and variable rate certificates of deposit); repurchase agreements; auction rate securities; commercial paper; corporate bonds; preferred stock; fixed and floating-rate asset-backed securities; and mortgage-backed securities. The Fund maintains a dollar-weighted average portfolio maturity of not more than three years. The dollar-weighted average duration of the Fund will not exceed two years.

•  During the year ended December 31, 2006, management continued to maintain a relatively short weighted average maturity in the Fund to provide flexibility for interest rate increases. Although shorter-maturity securities typically offer lower yields, their flexibility enabled management to reinvest more quickly and helped to increase the Fund’s income stream as interest rates rose.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

The views expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

1

Eaton Vance Institutional Short Term Income Fund as of December 31, 2006
PERFORMANCE INFORMATION AND PORTFOLIO COMPOSITION

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of the Fund with that of the Merrill Lynch U.S. Corporate & Government, 1-3 Years, A-Rated and Above Index, an unmanaged index of U.S. Treasury securities and corporate bonds with maturities of between one and three years. The lines on the graph represent the total returns of a hypothetical investment of $25,000 in each of the Fund and the Merrill Lynch U.S. Corporate & Government, 1-3 Years, A-Rated and Above Index. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance

SEC Average Annual Total Returns
One Year	4.61%
Life of Fund†	2.42%

† Inception Date – 1/7/03

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Absent fee waivers by the investment adviser and the principal underwriter, the returns would be lower. For performance as of the most recent month end, please refer to www.eatonvance.com.

Asset allocation*

By net assets

*    As a percentage of the Fund’s net assets as of December 31, 2006. Asset allocation information may not be representative of the Fund’s current or future investments and may change due to active management.

Comparison of Change in Value of a $25,000 Investment in Eaton Vance
Institutional Short Term Income Fund vs. the Merrill Lynch U.S. Corporate
& Government, 1-3 Years, A-Rated and Above Index**

January 31, 2003 – December 31, 2006

**     Source: Thomson Financial; Lipper Inc. The Fund commenced investment operations on 1/7/03. The chart uses the closest month-end after inception.

It is not possible to invest directly in an Index. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

2

Eaton Vance Institutional Short Term Income Fund as of December 31, 2006

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 – December 31, 2006).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Institutional Short Term Income Fund

	Beginning Account Value (7/1/06)	Ending Account Value (12/31/06)	Expenses Paid During Period* (7/1/06 – 12/31/06)
Actual	$1,000.00	$1,024.00	$2.24	**
Hypothetical
(5% return per year before expenses)	$1,000.00	$1,023.00	$2.24	**

*  Expenses are equal to the Fund's annualized expense ratio of 0.44% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2006.

** Absent fee waivers by the investment adviser and the principal underwriter, expenses would be higher.

3

Eaton Vance Institutional Short Term Income Fund as of December 31, 2006

PORTFOLIO OF INVESTMENTS

U.S. Government Agency Obligations — 81.0%
Security	Principal Amount (000's omitted)	Value
Federal Home Loan Bank, 5.05%, 1/5/07	$3,946	$3,943,786
Total U.S. Government Agency Obligations (identified cost, $3,943,786)		$3,943,786
Commercial Paper — 4.0%
Security	Principal Amount (000's omitted)	Value
Countrywide Financial Corp., 5.42%, 1/2/07	$194	$193,971
Total Commercial Paper (amortized cost, $193,971)		$193,971
Mortgage-Backed Securities — 13.1%
Security	Principal Amount (000's omitted)	Value
Federal Home Loan Mortgage Corp., Series 2424, Class QG, 6.50%, 11/15/30	$635	$637,655
Total Mortgage-Backed Securities (identified cost, $637,109)		$637,655
Time Deposit — 4.0%
Security	Principal Amount (000's omitted)	Value
Investors Bank and Trust Company Time Deposit, 5.31%, 1/2/07	$194	$194,000
Total Time Deposit (amortized cost, $194,000)		$194,000
Total Investments — 102.1% (identified cost $4,968,866)		$4,969,412
Other Assets, Less Liabilities — (2.1)%		$(100,652)
Net Assets — 100.0%		$4,868,760

See notes to financial statements
4

Eaton Vance Institutional Short Term Income Fund as of December 31, 2006

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2006

Assets
Investments, at value (identified cost, $4,968,866)	$4,969,412
Cash	704
Interest receivable	3,527
Total assets	$4,973,643
Liabilities
Payable to affiliate for distribution and service fees	$77,331
Payable to affiliate for investment advisory fees	16,405
Payable to affiliate for administration fees	11,147
Total liabilities	$104,883
Net assets for 108,848 shares of beneficial interest outstanding	$4,868,760
Sources of Net Assets
Paid-in capital	$4,868,214
Net unrealized appreciation (computed on the basis of identified cost)	546
Total	$4,868,760
Net Asset Value, Offering Price and Redemption Price Per Share
($4,868,760 ÷ 108,848 shares of beneficial interest outstanding)	$44.73

Statement of Operations

For the Year Ended
December 31, 2006

Investment Income
Interest	$17,098,703
Dividends	645,760
Total investment income	$17,744,463
Expenses
Investment adviser fee	$911,798
Administration fee	363,836
Distribution and service fees	909,591
Total expenses	$2,185,225
Deduct — Reduction of investment adviser fee	$417,510
Reduction of distribution and service fees	208,176
Total expense reductions	$625,686
Net expenses	$1,559,539
Net investment income	$16,184,924
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$(65,399)
Realized gain distributions from auction-rate securities	124,496
Net realized gain	$59,097
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$305,821
Net change in unrealized appreciation (depreciation)	$305,821
Net realized and unrealized gain	$364,918
Net increase in net assets from operations	$16,549,842

See notes to financial statements
5

Eaton Vance Institutional Short Term Income Fund as of December 31, 2006

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended December 31, 2006	Year Ended December 31, 2005
From operations — Net investment income	$16,184,924	$8,260,946
Net realized gain (loss) from investment transactions and realized gain distributions from auction rate securities	59,097	(55,783)
Net change in unrealized appreciation (depreciation) from investments	305,821	(269,395)
Net increase in net assets from operations	$16,549,842	$7,935,768
Distributions to shareholders — From net investment income	$(935,416)	$(1,707,891)
Total distributions to shareholders	$(935,416)	$(1,707,891)
Transactions in shares of beneficial interest — Proceeds from sale of shares	$1,047,690,760	$852,000,000
Cost of shares redeemed	(1,360,271,966)	(691,419,691)
Net increase (decrease) in net assets from Fund share transactions	$(312,581,206)	$160,580,309
Net increase (decrease) in net assets	$(296,966,780)	$166,808,186
Net Assets
At beginning of year	$301,835,540	$135,027,354
At end of year	$4,868,760	$301,835,540

See notes to financial statements
6

Eaton Vance Institutional Short Term Income Fund as of December 31, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Year Ended December 31,
	2006(1)	2005(1)	2004(1)	2003(1)(2)
Net asset value — Beginning of year	$50.980	$50.240	$50.190	$50.000
Income (loss) from operations
Net investment income	$2.314	$1.583	$0.632	$0.422
Net realized and unrealized gain (loss)	0.030	(0.097)	(0.034)	0.048
Total income from operations	$2.344	$1.486	$0.598	$0.470
Less distributions
From net investment income	$(8.594)	$(0.746)	$(0.548)	$(0.280)
Total distributions	$(8.594)	$(0.746)	$(0.548)	$(0.280)
Net asset value — End of year	$44.730	$50.980	$50.240	$50.190
Total Return(3)	4.61%	2.95%	1.19%	0.94%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$4,869	$301,836	$135,027	$97,115
Ratios (As a percentage of average daily net assets):
Expenses(4)	0.43%	0.34%	0.30%	0.55	%(5)
Net investment income	4.46%	3.11%	1.25%	0.85	%(5)
Portfolio Turnover	270%	378%	390%	429%

(1)  Net investment income per share was computed using average shares outstanding.

(2)  For the period from the start of business, January 7, 2003, to December 31, 2003.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis. Total return would have been lower had certain expenses not been reduced during the periods shown.

(4)  The investment adviser voluntarily waived a portion of its investment advisory fee and the principal underwriter voluntarily waived a portion of its distribution and service fee (equal to 0.17%, 0.26%, 0.30%, and 0.05% of average daily net assets for 2006, 2005, 2004 and 2003, respectively).

(5)  Annualized.

See notes to financial statements
7

Eaton Vance Institutional Short Term Income Fund as of December 31, 2006

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Institutional Short Term Income Fund (the Fund) is a non-diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek current income and liquidity. The Fund invests in U.S. Treasury obligations, U.S. agency obligations, obligations of commercial banks or savings and loan associations (such as bankers' acceptances and fixed and variable rate certificates of deposit), repurchase agreements, auction rate securities, commercial paper, corporate bonds, preferred securities, fixed and floating rate asset-backed securities and mortgage-backed securities, all of which must be rated A or higher (i.e., within the top three rating categories). The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuations — Fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of market valuations furnished by a pricing service. Marketable securities, including options, that are listed on foreign or U.S. securities exchanges generally are valued at closing sale prices on the exchange where such securities are principally traded. Marketable securities listed in the NASDAQ National Market System are valued at the NASDAQ official closing price. The value of preferred debt securities that are valued by a pricing service on an equity basis will be adjusted by an income factor, to be determined by the investment adviser, to reflect the next anticipated regular dividend. Unlisted or listed securities for which closing sales prices are not available are valued at the mean between the bid and asked prices. Repurchase agreements are valued at cost plus accrued interest. Short-term debt securities maturing in 60 days or less are valued at amortized cost. If short term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service. Investments for which valuations or market quotations are unavailable, and investments for which the price of the security is not believed to represent its fair market value, are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

B  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income tax is necessary.

D  Repurchase Agreements — The Fund may enter into repurchase agreements collateralized by U.S. Treasury obligations, U.S. agency obligations, commercial paper and mortgage-backed securities involving any or all of its assets with banks and broker dealers determined to be creditworthy by the investment adviser, Eaton Vance Management (EVM). Under a repurchase agreement, the Fund buys a security at one price and simultaneously promises to sell that same security back to the seller at a higher price for settlement at a later date. The Fund's repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement, and will be marked to market daily. The repurchase date is usually overnight, but may be within seven days of the original purchase date. In the event of bankruptcy of the counterparty or a third party custodian, the Fund might experience delays in recovering its cash or experience a loss.

E  Other — Investment transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on securities sold are determined on the basis of identified cost.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be

8

Eaton Vance Institutional Short Term Income Fund as of December 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2  Distribution to Shareholders

It is the present policy of the Fund to pay dividends and capital gains annually, normally in December. The Fund intends, on its tax return, to treat as a distribution of investment company taxable income and net capital gain the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders' portion of the Fund's undistributed investment company taxable income and net capital gain. This practice, which involves the use of equalization accounting, will have the effect of reducing the amount of income and gains that the Fund is required to distribute as dividends to shareholders in order for the Fund to avoid federal income tax and excise tax. This practice may also reduce the amount of distributions required to be made to nonredeeming shareholders and defer the recognition of taxable income by such shareholders. However, since the amount of any undistributed income will be reflected in the value of the Fund's shares, the total return on a shareholder's investment will not be reduced as a result of the Fund's distribution policy.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The tax character of the distributions paid for the years ended December 31, 2006 and December 31, 2005 was as follows:

	Year Ended 12/31/06	Year Ended 12/31/05
Distributions declared from:
Ordinary income	$935,416	$1,707,891

During the year ended December 31, 2006, accumulated undistributed net investment income was decreased by $15,249,508, accumulated undistributed net realized gain was decreased by $3,314, and paid-in capital was increased by $15,252,822 primarily due to the Fund's utilization of tax equalization. These changes had no effect on the net assets or the net asset value per share.

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Unrealized gain	$546

3  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in shares were as follows:

	Year Ended December 31,
	2006	2005
Sales	20,211,428	16,696,236
Redemptions	(26,023,100)	(13,463,475)
Net increase (decrease)	(5,811,672)	3,232,761

At December 31, 2006, EVM owned 100% of the outstanding shares of the Fund.

4  Purchases and Sales of Investments

Purchases and sales (including maturities), other than U.S. Government securities and short-term obligations, aggregated $246,995,540 and $316,247,135, respectively for the year ended December 31, 2006. Purchase and sales of U.S. Government and Agency securities aggregated $20,328,389 and $40,970,142, respectively.

5  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management services rendered to the Fund. Under the investment advisory agreement with the Fund, EVM received a monthly advisory fee equal to 0.25% annually of the average daily net assets of the Fund. For the year ended December 31, 2006, the fee was equivalent to 0.25% (annualized) of the Fund's average net assets and amounted to $911,798. Pursuant to a voluntary fee waiver, EVM made a reduction of its investment adviser fee in the amount of $417,510 for year ended December 31, 2006. EVM also serves as administrator of the Fund, providing the Fund with administration services and related office facilities. In return, the Fund pays EVM administration fees equivalent to 0.10% of average daily net assets of the Fund. For the year ended December 31, 2006, the fee was equivalent to 0.10% (annualized) of the Fund's average net assets and amounted to $363,836. EVM

9

Eaton Vance Institutional Short Term Income Fund as of December 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

also pays all ordinary operating expenses of the Fund (except distribution and service fees, administration fees and advisory fees). Except as to Trustees of the Fund who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of such investment adviser fee. Certain officers and Trustees of the Fund are officers of EVM. Trustees' fees incurred by the Fund for the year ended December 31, 2006 were paid by EVM.

6  Distribution Plan

The Fund has in effect a distribution plan pursuant to Rule 12b-1 under the 1940 Act. The distribution plan provides that the Fund will pay the Principal Underwriter, Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM, a distribution and service fee of 0.25% of the Fund's average daily net assets for each fiscal year for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. EVD may pay up to the entire amount of the distribution and service fees to investment dealers and their employees for providing services to the Fund or its shareholders. Distribution and service fee payments from EVD to investment dealers and others will be made on new accounts only if EVD has previously authorized in writing such payments for identified accounts. Distribution and service fees paid or accrued for the year ended December 31, 2006 amounted to $909,591. Pursuant to a voluntary waiver, EVD made a reduction of its distribution and service fees of $208,176.

7  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2006, as computed on a federal income tax basis, were as follows:

Aggregate cost	$4,968,866
Gross unrealized appreciation	$546
Gross unrealized depreciation	—
Net unrealized appreciation	$546

8  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each portfolio or fund based on its borrowing at an amount above the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the facility is allocated among the participating portfolios and funds at the end of each quarter. The Fund did not have any significant borrowings or allocated fees during the year ended December 31, 2006.

9  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, ("FIN 48") "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective during the first required financial reporting period for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, ("FAS 157") "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

10

Eaton Vance Institutional Short Term Income Fund as of December 31, 2006

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Special Investment Trust and Shareholders of Eaton Vance Institutional Short Term Income Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Institutional Short Term Income Fund (the "Fund"), including the portfolio of investments, as of December 31, 2006, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, and from the period from the start of business, January 7, 2003, to December 31, 2003. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Institutional Short Term Income Fund as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the three years in the period then ended and for the period from the start of business, January 7, 2003, to December 31, 2003 in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 16, 2007

11

Eaton Vance Institutional Short Term Income Fund as of December 31, 2006

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you received in January 2007 showed the tax status of all distributions paid to your account in calendar 2006. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund's fiscal year end regarding the status of capital gains dividends.

Capital Gains Dividends. The Fund designates $3,314 as a capital gain dividend.

12

Eaton Vance Institutional Short Term Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees") cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on March 27, 2006, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February and March 2006. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund managed by it;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve month period ended March 31, 2006, the Board met nine times and the Special Committee, the Audit Committee and the Governance Committee, each of which is a

13

Eaton Vance Institutional Short Term Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

Committee comprised solely of Independent Trustees, met eight, twelve and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee concluded that the continuance of the investment advisory agreement of the Eaton Vance Institutional Short Term Income Fund (the "Fund") with Eaton Vance Management (the "Adviser"), including its fee structure, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Special Committee as well as the factors considered and conclusions reached by the Special Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser's management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. The Board considered the Adviser's experience in managing portfolios consisting of high quality money market instruments and short-term obligations. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to each Fund in the complex by senior management.

The Board reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the year ended September 30, 2005 for the Fund. On the basis of the foregoing and other relevant information, the Board concluded that the performance of the Fund is satisfactory.

14

Eaton Vance Institutional Short Term Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including administrative fees, payable by the Fund (referred to collectively as "management fees"). As part of its review, the Board considered the Fund's management fees and total expense ratio for the one-year period ended September 30, 2005, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser in connection with its relationship with the Fund.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the Adviser's profitability may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Fund, the Adviser and its affiliates and the Fund can be expected to continue to share such benefits equitably.

15

Eaton Vance Institutional Short Term Income Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Special Investment Trust (the Trust) are responsible for the overall management and supervision of the Trust's affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, "EVD" refers to Eaton Vance Distributors, Inc. and "Fox" refers to Fox Asset Management LLC. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter and a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

James B. Hawkes 11/9/41	Trustee	Since 1989	Chairman and Chief Executive Officer of EVC, BMR, EVM and EV; Director of EV; Vice President and Director of EVD. Trustee and/or officer of 170 registered investment companies in the Eaton Vance Fund Complex. Mr. Hawkes is an interested person because of his positions with BMR, EVM, EVC and EV, which are affiliates of the Trust.	170	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	170	None

Samuel L. Hayes, III 2/23/35	Trustee and Chairman of the Board	Trustee since 1989 and Chairman of the Board since 2005	Jacob H. Schiff Professor of Investment Banking Emeritus, Harvard University Graduate School of Business Administration. Director of Yakima Products, Inc. (manufacturer of automotive accessories) (since 2001) and Director of Telect, Inc. (telecommunications services company).	170	Director of Tiffany & Co. (specialty retailer)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (a holding company owning institutional investment management firms) (1982-2001).	170	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	170	None

Norton H. Reamer 9/21/35	Trustee	Since 1989	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003).	170	None

16

Eaton Vance Institutional Short Term Income Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Lynn A. Stout 9/14/57	Trustee	Since 1998	Professor of Law, University of California at Los Angeles School of Law.	170	None

Ralph F. Verni 1/26/43	Trustee	Since 2005	Consultant and private investor.	170	None

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Thomas E. Faust Jr. 5/31/58	President	Since 2002	President of EVC, EVM, BMR and EV and Director of EVC. Chief Investment Officer of EVC, EVM and BMR. Officer of 71 registered investment companies and 5 private investment companies managed by EVM or BMR.

J. Scott Craig 3/15/63	Vice President	Since 2006	Vice President of EVM and BMR since January 2005. Previously, he was Director-Real Estate Equities and REIT Portfolio Manager at The Northwestern Mutual Life Insurance Company (1992-2004). Officer of 15 registered investment companies managed by EVM or BMR.

Gregory R. Greene 11/13/66	Vice President	Since 2006	Managing Director of Fox. Officer of 16 registered investment companies managed by EVM or BMR.

Elizabeth S. Kenyon 9/8/59	Vice President	Since 2006	Vice President of EVM and BMR. Officer of 17 registered investment companies managed by EVM and BMR.

Duke E. Laflamme 7/8/69	Vice President	Since 2001	Vice President of EVM and BMR. Officer of 16 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President	Since 2002	Vice President of EVM and BMR. Officer of 45 registered investment companies managed by EVM or BMR.

Michael R. Mach 7/15/47	Vice President	Since 2006	Vice President of EVM and BMR. Officer of 51 registered investment companies managed by EVM or BMR.

Robert J. Milmore 4/3/69	Vice President	Since 2006	Assistant Vice President of Fox. Previously, Manager of International Treasury of Cendant Corporation (2001-2005). Officer of 16 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President	Since 2006	Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 71 registered investment companies managed by EVM or BMR.

Judith A. Saryon 8/21/54	Vice President	Since 2006	Vice President of EVM and BMR. Officer of 50 registered investment companies managed by EVM or BMR.

Michael W. Weilheimer 2/11/61	Vice President	Since 2006	Vice President of EVM and BMR. Officer of 24 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Since 2005(2)	Vice President of EVM and BMR. Officer of 170 registered investment companies managed by EVM or BMR.

Alan R. Dynner 10/10/40	Secretary	Since 1997	Vice President, Secretary and Chief Legal Officer of BMR, EVM, EVD, EV and EVC. Officer of 170 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 170 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(2)  Prior to 2005, Ms. Campbell served as Assistant Treasurer of the Trust since 1997.

The SAI for the Fund includes additional information about the Trustee and officers of the Fund and can be obtained without charge on Eaton Vance's website at www.eatonvance.com or by calling 1-800-225-6265.

17

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Investment Adviser
Eaton Vance Management

The Eaton Vance Building

255 State Street

Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building

255 State Street

Boston, MA 02109

(617) 482-8260

Custodian
Investors Bank & Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Institutional Short Term Income Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

1555-2/07  ISTISRC

Annual Report December 31, 2006

EATON VANCE
INSTITUTIONAL
SHORT TERM
TREASURY
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS, AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Institutional Short Term Treasury Fund as of December 31, 2006

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Elizabeth S. Kenyon, CFA

Co-Portfolio Manager

Duke E. Laflamme, CFA

Co-Portfolio Manager

Investment Environment

•                     During 2006, the U.S. economy slowed from a robust first-quarter pace but continued to grow moderately in the second, third and fourth quarters. Unemployment moved lower during the year to 4.5% in December 2006 from 4.9% a year earlier.

•                     At its June 2006 meeting, the Federal Reserve Board (the Fed) increased the Fed Funds target rate, a key short-term interest rate benchmark, by 25 basis points (0.25%). This was the Fed’s 17th consecutive increase since June 2004, and it brought the Fed Funds target rate to 5.25%. Since June 2006, the Fed has held short rates steady, awaiting further economic inputs to determine the future direction of interest rate moves.

•                     In past cycles, as the Fed has moved short-term interest rates higher, market forces have pushed intermediate and long-term bond yields higher as well. During the past year, however, yields on longer-term bonds did not rise as much as those on short-term bonds, creating an “inverted” yield curve, in which longer-term bond yields were lower than short-term bond yields at December 31, 2006 (the yield curve is a graphical depiction of bond yields across all maturities). This situation was beneficial for investors in shorter-maturity bonds.

The Fund

•                     Eaton Vance Institutional Short Term Treasury Fund had a total return of 4.46% for the year ended December 31, 2006.(1) This return resulted from a decrease in the Fund’s net asset value to $67.96 per share on December 31, 2006, from $72.18 per share on December 31, 2005, and the reinvestment of $7.439 in distributions. See page 2 for more performance information.

•                     By comparison the Fund’s benchmark, the Merrill Lynch 0-1 Year Treasury Notes and Bonds Index — an unmanaged index of U.S. Treasury Notes and Bonds with maturities of one year or less — had a total return of 4.69% during the same period.(2)

•                     During the year, management maintained a relatively short weighted average maturity in the Fund to provide flexibility for interest rate increases, enabling it to reinvest more quickly and helping to increase the Fund’s income stream.

•                     Eaton Vance Institutional Short Term Treasury Fund invests exclusively in U.S. Treasury obligations (bills, notes, and bonds) with a remaining maturity of up to five years and repurchase agreements collateralized by U.S. Treasury obligations.

(1) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. There is no sales charge. Absent fee waivers by the manager and the principal underwriter, the returns would be lower.

(2) It is not possible to invest directly in an Index. The Index’s total return does not reflect expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

The views expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

1

Eaton Vance Institutional Short Term Treasury Fund as of December 31, 2006

PERFORMANCE INFORMATION AND PORTFOLIO COMPOSITION

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of the Fund with that of the Merrill Lynch 0-1 Year Treasury Notes and Bonds Index, an unmanaged index of U.S. Treasury Notes and Bonds with maturities of 1 year or less. The lines the graph represent the total returns of hypothetical investment of $25,000 in each of the Fund and the Merrill Lynch 0-1 Year Treasury Notes and Bonds Index. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay an distributions or redemptions of Fund shares.

Performance

SEC Average Annual Total Returns
One Year	4.46%
Five Years	1.90
Life of Fund†	2.90

†Inception Date–1/4/99

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Absent fee waivers by the manager and the principal underwriter, the returns would be lower. For performance as of the most recent month end, please refer to www.eatonvance.com.

Asset Allocation†

By net assets

U.S. Treasury Obligations 55.6%

Repurchase Agreements 49.6%

†Asset allocation information may not be representative of the Fund’s current or future investments and may change due to active management.

*Sources: Thomson Financial; Lipper, Inc. The Fund commenced investment operations on 1/4/99. The chart uses closest month-end after inception.

It is not possible to invest directly in an Index. The Index’s total return does not reflect expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

2

Eaton Vance Institutional Short Term Treasury Fund as of December 31, 2006

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 – December 31, 2006).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Institutional Short Term Treasury Fund

	Beginning Account Value (7/1/06)	Ending Account Value (12/31/06)	Expenses Paid During Period* (7/1/06 – 12/31/06)
Actual	$1,000.00	$1,023.50	$2.30	**
Hypothetical
(5% return per year before expenses)	$1,000.00	$1,022.90	$2.29	**

*  Expenses are equal to the Fund's annualized expense ratio of 0.45% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2006.

**  Absent fee waivers by the manager and the principal underwriter, expenses would be higher.

3

Eaton Vance Institutional Short Term Treasury Fund as of December 31, 2006

PORTFOLIO OF INVESTMENTS

U.S. Treasury Obligations — 55.6%
Security	Principal Amount (000's omitted)	Value
US Treasury Bill, 0.00%, 1/11/07	$1,000	$998,520
US Treasury Bill, 0.00%, 1/25/07	6,555	6,533,041
Total U.S. Treasury Obligations (identified cost, $7,533,093)		$7,531,561
Repurchase Agreements — 49.6%
Security	Principal Amount (000's omitted)	Value
Merrill Lynch Repurchase Agreement, dated 12/29/06, due 1/2/07, with a maturity value of $3,356,789 and an effective yield of 4.80%, collateralized by U.S. Treasury Obligations with rates ranging from 2.38% to 5.13%, with maturity dates ranging from 1/15/08 to 6/30/11 and with an aggregate market value of $3,386,062.	$3,355	$3,355,000
Morgan Stanley Repurchase Agreement, dated 12/29/06, due 1/2/07, with a maturity value of $3,355,789 and an effective yield of 4.80%, collateralized by a U.S. Treasury Obligation with a rate of 0.00%, with a maturity date of 5/10/07, and with an aggregate market value of $3,423,566.	3,354	3,354,000
Total Repurchase Agreements (identified cost $6,709,000)		$6,709,000
Total Investments — 105.2% (identified cost $14,242,093)		$14,240,561
Other Assets, Less Liabilities — (5.2)%		$(708,382)
Net Assets — 100.0%		$13,532,179

See notes to financial statements
4

Eaton Vance Institutional Short Term Treasury Fund as of December 31, 2006

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2006

Assets
Investments, at value (identified cost, $7,533,093)	$7,531,561
Repurchase Agreements, at value (cost $6,709,000)	6,709,000
Cash	39
Interest receivable	2,685
Total assets	$14,243,285
Liabilities
Payable to affiliate for distribution and service fees	$692,354
Payable to affiliate for management fee	18,752
Total liabilities	$711,106
Net Assets for 199,127 shares of beneficial interest outstanding	$13,532,179
Sources of Net Assets
Paid-in capital	$14,072,529
Accumulated net realized loss (computed on the basis of identified cost)	(538,818)
Net unrealized depreciation (computed on the basis of identified cost)	(1,532)
Total	$13,532,179
Net Asset Value, Offering Price and Redemption Price Per Share
($13,532,179 ÷ 199,127 shares of beneficial interest outstanding)	$67.96

Statement of Operations

For the Year Ended
December 31, 2006

Investment Income
Interest	$37,209,975
Total investment income	$37,209,975
Expenses
Management fee	$2,541,224
Distribution and service fees	1,827,336
Total expenses	$4,368,560
Deduct — Reduction of management fee	$828,524
Reduction of distribution and service fees	321,958
Total expense reductions	$1,150,482
Net expenses	$3,218,078
Net investment income	$33,991,897
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$(161,691)
Net realized loss	$(161,691)
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$864
Net change in unrealized appreciation (depreciation)	$864
Net realized and unrealized loss	$(160,827)
Net increase in net assets from operations	$33,831,070

See notes to financial statements
5

Eaton Vance Institutional Short Term Treasury Fund as of December 31, 2006

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended December 31, 2006	Year Ended December 31, 2005
From operations — Net investment income	$33,991,897	$265,966
Net realized loss from investment transactions	(161,691)	—
Net change in unrealized appreciation (depreciation) from investments	864	(3,099)
Net increase in net assets from operations	$33,831,070	$262,867
Distributions to shareholders — From net investment income	$(1,481,269)	$(265,953)
Total distributions to shareholders	$(1,481,269)	$(265,953)
Transactions in shares of beneficial interest — Proceeds from sale of shares	$3,080,172,849	$—
Cost of shares redeemed	(3,108,975,744)	—
Net decrease in net assets from Fund share transactions	$(28,802,895)	$—
Net increase (decrease) in net assets	$3,546,906	$(3,086)
Net Assets
At beginning of year	$9,985,273	$9,988,359
At end of year	$13,532,179	$9,985,273
Accumulated undistributed net investment income included in net assets
At end of year	$—	$13

See notes to financial statements
6

Eaton Vance Institutional Short Term Treasury Fund as of December 31, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Year Ended December 31,
	2006(1)	2005	2004	2003(1)		2002(1)
Net asset value — Beginning of year	$72.180	$72.210	$72.200	$72.840		$72.710
Income (loss) from operations
Net investment income	$3.421	$1.923	$0.677	$0.696		$0.944
Net realized and unrealized gain (loss)	(0.202)	(0.030)	0.010	(0.476	)(2)	(0.054)
Total income from operations	$3.219	$1.893	$0.687	$0.220		$0.890
Less distributions
From net investment income	$(7.439)	$(1.923)	$(0.677)	$(0.860)		$(0.760)
Total distributions	$(7.439)	$(1.923)	$(0.677)	$(0.860)		$(0.760)
Net asset value — End of year	$67.960	$72.180	$72.210	$72.200		$72.840
Total Return(3)	4.46%	2.62%	0.95%	0.31%		1.22%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$13,532	$9,985	$9,988	$9,988		$1,002
Ratios (As a percentage of average daily net assets):
Expenses(4)	0.44%	0.28%	0.25%	0.25%		0.52%
Net investment income	4.60%	2.63%	0.93%	0.96%		1.29%
Portfolio Turnover	0%	0%	0%	0%		14%

(1)  Net investment income per share was computed using average shares outstanding.

(2)  The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis. Total return would have been lower had certain expenses not been reduced during the periods shown.

(4)  The manager voluntarily waived a portion of its management fee and the principal underwriter voluntarily waived a portion of its distribution and service fee (equal to 0.16%, 0.32%, 0.35%, 0.35% and 0.08% of average daily net assets for 2006, 2005, 2004, 2003 and 2002, respectively).

See notes to financial statements
7

Eaton Vance Institutional Short Term Treasury Fund as of December 31, 2006

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Institutional Short Term Treasury Fund (the Fund) is a non-diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund's investment objective is to seek current income and liquidity. The Fund invests exclusively in U.S. Treasury obligations (bills, notes and bonds) with a remaining maturity of up to five years and repurchase agreements collateralized exclusively by U.S. Treasury obligations. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuations — Debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of market valuations furnished by a broker or pricing service. Repurchase agreements are valued at cost plus accrued interest. Investments for which valuations or market quotations are unavailable and investments for which the price of the security is not believed to represent its fair market value, are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

B  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income tax is necessary. At December 31, 2006, the Fund, for federal income tax purposes, had a capital loss carryover of $533,562, which will reduce the taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryover will expire on December 31, 2010 ($377,127) and December 31, 2014 ($156,435).

D  Repurchase Agreements — The Fund may enter into repurchase agreements collateralized exclusively by U.S. Treasury obligations with banks and broker-dealers determined to be creditworthy by the Fund's Manager, Eaton Vance Management. Under a repurchase agreement, the Fund buys a security at one price and simultaneously promises to sell that same security back to the seller at a higher price for settlement at a later date. The Fund's repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement, and will be marked to market daily. The repurchase date is usually overnight, but may be within seven days of the original purchase date. In the event of the bankruptcy of the counterparty or a third party custodian, the Fund might experience delays in recovering its cash or experience a loss.

E  Other — Investment transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on securities sold are determined on the basis of identified cost.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund and shareholders are indemnified against personal liability for obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2  Distributions to Shareholders

It is the present policy of the Fund to pay dividends and capital gains annually, normally in December. The Fund intends on its tax return to treat as a distribution of investment company taxable income and net capital gain the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders'

8

Eaton Vance Institutional Short Term Treasury Fund as of December 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

portion of the Fund's undistributed investment company taxable income and net capital gain. This practice, which involves the use of equalization accounting, will have the effect of reducing the amount of income and gains that the Fund is required to distribute as dividends to shareholders in order for the Fund to avoid federal income tax and excise tax. This practice may also reduce the amount of distributions required to be made to nonredeeming shareholders and defer the recognition of taxable income by such shareholders. However, since the amount of any undistributed income will be reflected in the value of the Fund's shares, the total return on a shareholder's investment will not be reduced as a result of the Fund's distribution policy.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The tax character of the distributions declared for the years ended December 31, 2006 and December 31, 2005 was as follows:

	Year Ended December 31, 2006	Year Ended December 31, 2005
Distributions declared from:
Ordinary income	$1,481,269	$265,953

During the year ended December 31, 2006, paid-in capital was increased by $32,510,641 and accumulated undistributed net investment income was decreased by $32,510,641 primarily due to the Fund's utilization of tax equalization. These changes had no effect on the net assets or the net asset value per share.

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Capital loss carryforward	$(533,562)
Unrealized loss	$(6,788)

3  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in shares were as follows:

	Year Ended December 31,
	2006	2005
Sales	41,571,417	—
Redemptions	(41,510,620)	—
Net increase	60,797	—

At December 31, 2006, EVM owned 100% of the outstanding shares of the Fund.

4  Purchases and Sales of Investments

Purchases and sales (including maturities) of short-term U.S. Government Securities aggregated $4,410,531,571 and $4,431,363,975, respectively, for the year ended December 31, 2006. There were no long term purchases or sales during the year ended December 31, 2006.

5  Management Fee and Other Transactions with Affiliates

The management fee is earned by Eaton Vance Management (EVM) as compensation for management services rendered to the Fund. The fee is at an annual rate of 0.35% of the average daily net assets of the Fund. Eaton Vance also provides administrative services and pays all ordinary operating expenses of the Fund (except distribution and service fees and management fees). For the year ended December 31, 2006, the management fee was equivalent to 0.35% of the Fund's average net assets and amounted to $2,541,224. Pursuant to a voluntary fee waiver, EVM made a reduction of its management fee in the amount of $828,524. Except as to Trustees who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of such management fee. Certain officers and Trustees of the Fund are officers of EVM. Trustees' fees incurred by the Fund for the year ended December 31, 2006 were paid by EVM.

6  Distribution Plan

The Fund has in effect a distribution plan pursuant to Rule 12b-1 under the 1940 Act. The distribution plan provides that the Fund will pay the Principal Underwriter, Eaton Vance Distributors, Inc. (EVD), a

9

Eaton Vance Institutional Short Term Treasury Fund as of December 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

subsidiary of EVM, a distribution and service fee of 0.25% of the Fund's average daily net assets for each fiscal year for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. EVD may pay up to the entire amount of the distribution and service fees to investment dealers and their employees for providing services to the Fund or its shareholders. Distribution and service fee payments from EVD to investment dealers and others will be made on new accounts only if EVD has previously authorized in writing such payments for identified accounts. Distribution and service fees paid or accrued for the year ended December 31, 2006 amounted to $1,827,336. Pursuant to a voluntary waiver, EVD made a reduction of its distribution and service fees in the amount of $321,958.

7  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each portfolio or fund based on its borrowing at an amount above the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the facility is allocated among the participating portfolios and funds at the end of each quarter. The Fund did not have any significant borrowings or allocated fees during the year ended December 31, 2006.

8  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2006, as computed on a federal income tax basis, were as follows:

Aggregate cost	$14,247,349
Gross unrealized appreciation	$—
Gross unrealized depreciation	(6,788)
Net unrealized depreciation	$(6,788)

9  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, ("FIN 48") "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective during the first required financial reporting period for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, ("FAS 157") "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

10

Eaton Vance Institutional Short Term Treasury Fund as of December 31, 2006

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Special Investment Trust and Shareholders of Eaton Vance Institutional Short Term Treasury Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Eaton Vance Institutional Short Term Treasury Fund (the "Fund") as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned at December 31, 2006 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Eaton Vance Institutional Short Term Treasury Fund at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 16, 2007

11

Eaton Vance Institutional Short Term Treasury Fund as of December 31, 2006

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you received in January 2007 showed the tax status of all distributions paid to your account in calendar 2006. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

12

Eaton Vance Institutional Short Term Treasury Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees") cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on March 27, 2006, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February and March 2006. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund managed by it;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve month period ended March 31, 2006, the Board met nine times and the Special Committee, the Audit Committee and the Governance Committee, each of which is a

13

Eaton Vance Institutional Short Term Treasury Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

Committee comprised solely of Independent Trustees, met eight, twelve and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee concluded that the continuance of the management agreement of the Eaton Vance Institutional Short Term Treasury Fund (the "Fund") with Eaton Vance Management (the "Adviser"), including its fee structure, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Special Committee as well as the factors considered and conclusions reached by the Special Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the management agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the management agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser's management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. The Board considered the Adviser's experience in managing portfolios consisting of high quality money market instruments and short-term obligations. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to each Fund in the complex by senior management.

The Board reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the management agreement.

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three- and five-year periods ended September 30, 2005 for the Fund. The Board concluded that the performance of the Fund is satisfactory.

14

Eaton Vance Institutional Short Term Treasury Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

Management Fees and Expenses

The Board reviewed contractual management fee rates payable by the Fund (referred to as "management fees"). As part of its review, the Board considered the Fund's management fees and total expense ratio for the one-year period ended September 30, 2005, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser in connection with its relationship with the Fund.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the Adviser's profitability may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Fund, the Adviser and its affiliates and the Fund can be expected to continue to share such benefits equitably.

15

Eaton Vance Institutional Short Term Treasury Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Special Investment Trust (the Trust) are responsible for the overall management and supervision of the Trust's affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, "EVD" refers to Eaton Vance Distributors, Inc., and "Fox" refers to Fox Asset Management LLC. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter and a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

James B. Hawkes 11/9/41	Trustee	Since 1989	Chairman and Chief Executive Officer of EVC, BMR, EVM and EV; Director of EV; Vice President and Director of EVD. Trustee and/or officer of 170 registered investment companies in the Eaton Vance Fund Complex. Mr. Hawkes is an interested person because of his positions with BMR, EVM, EVC and EV, which are affiliates of the Trust.	170	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	170	None

Samuel L. Hayes, III 2/23/35	Trustee and Chairman of the Board	Trustee since 1989 and Chairman of the Board since 2005	Jacob H. Schiff Professor of Investment Banking Emeritus, Harvard University Graduate School of Business Administration. Director of Yakima Products, Inc. (manufacturer of automotive accessories) (since 2001) and Director of Telect, Inc. (telecommunications services company).	170	Director of Tiffany & Co. (specialty retailer)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (a holding company owning institutional investment management firms) (1982-2001).	170	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	170	None

16

Eaton Vance Institutional Short Term Treasury Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Norton H. Reamer 9/21/35	Trustee	Since 1989	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003).	170	None

Lynn A. Stout 9/14/57	Trustee	Since 1998	Professor of Law, University of California at Los Angeles School of Law.	170	None

Ralph F. Verni 1/26/43	Trustee	Since 2005	Consultant and private investor.	170	None

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Thomas E. Faust Jr. 5/31/58	President	Since 2002	President of EVC, EVM, BMR and EV and Director of EVC. Chief Investment Officer of EVC, EVM and BMR. Officer of 71 registered investment companies and 5 private investment companies managed by EVM or BMR.

J. Scott Craig 3/15/63	Vice President	Since 2006	Vice President of EVM and BMR since January 2005. Previously, he was Director - Real Estate Equities and REIT Portfolio Manager at the Northwestern Mutual Life Insurance Company (1992-2004). Officer of 15 registered investment companies managed by EVM or BMR.

Gregory R. Greene 11/13/66	Vice President	Since 2006	Managing Director of Fox. Officer of 16 registered investment companies managed by EVM or BMR.

Elizabeth S. Kenyon 9/8/59	Vice President	Since 2006	Vice President of EVM and BMR. Officer of 17 registered investment companies managed by EVM or BMR.

Duke E. Laflamme 7/8/69	Vice President	Since 2001	Vice President of EVM and BMR. Officer of 16 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President	Since 2002	Vice President of EVM and BMR. Officer of 45 registered investment companies managed by EVM or BMR.

Michael R. Mach 7/15/47	Vice President	Since 2006	Vice President of EVM and BMR. Officer of 51 registered investment companies managed by EVM or BMR.

Robert J. Milmore 4/3/69	Vice President	Since 2006	Assistant Vice President of Fox. Previously Manager of International Treasury of Cendant Corporation (2001-2005). Officer of 16 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President	Since 2006	Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 71 registered investment companies managed by EVM or BMR.

Judith A. Saryon 8/21/54	Vice President	Since 2006	Vice President of EVM and BMR. Officer of 50 registered investment companies managed by EVM or BMR.

17

Eaton Vance Institutional Short Term Treasury Fund

MANAGEMENT AND ORGANIZATION CONT'D

Principal Officers who are not Trustees (continued)

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Michael W. Weilheimer 2/11/61	Vice President	Since 2006	Vice President of EVM and BMR. Officer of 24 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Since 2005(2)	Vice President of EVM and BMR. Officer of 170 registered investment companies managed by EVM or BMR.

Alan R. Dynner 10/10/40	Secretary	Since 1997	Vice President, Secretary and Chief Legal Officer of BMR, EVM, EVD, EV and EVC. Officer of 170 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 170 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(2)  Prior to 2005, Ms. Campbell served as Assistant Treasurer of the Trust since 1997.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance's website at www.eatonvance.com or by calling 1-800-225-6265.

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Manager
Eaton Vance Management

The Eaton Vance Building

255 State Street

Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building

255 State Street

Boston, MA 02109

(617) 482-8260

Custodian
Investors Bank & Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Institutional Short Term Treasury Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

163-2/07  I-TYSRC

Annual Report December 31, 2006

EATON VANCE
GREATER
INDIA
FUND

IMPORTANT NOTICES REGARDING PRIVACY
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS, AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/ broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Greater India Fund as of December 31, 2006

management’s discussion of fund performance

Samir Mehta, CFA
Portfolio Manager

The Fund

Performance for the Past Year

•                     During the year ended December 31, 2006, the Fund’s Class A shares had a total return of 36.32%. This return was the result of an increase in net asset value (NAV) per share to $25.80 on December 31, 2006, from $19.34 on December 31, 2005, and the reinvestment of $0.564 in capital gain distributions.(1)

•                     The Fund’s Class B shares had a total return of 35.69% during the same period, the result of an increase in NAV per share to $24.09 from $18.17 and the reinvestment of $0.564 in capital gain distributions.(1)

•                     The Fund’s Class C shares had a total return of 26.89% during the period from inception on July 7, 2006 through December 31, 2006. That return was the result of an increase in NAV per share to $24.12 on December 31, 2006 from $19.44 on July 7, 2006 and the reinvestment of $0.549 in capital gain distributions.(1)

•                     For comparison, the Bombay Stock Exchange Index – an unmanaged index of 100 common stocks traded in the India market – had a total return of 43.40% for the year ended December 31, 2006.(2) The Fund’s peer group, the Lipper Pacific ex-Japan Funds Classification, had an average return of 29.99% during the same period.(2)

Investment Environment

•                     The Indian stock market posted strong gains in 2006, as the economy grew more than 8.0%. Factors driving the market rally included robust earnings growth, a continuing surge in consumer spending and an $8 billion infusion of investment from abroad. The market displayed significant volatility at mid-year, registering a sharp decline in May and early June. However, that correction was followed by an equally strong recovery, with the market rallying to record highs by year-end.

•                     The service sector expanded by 10%, matching industrial output. Service sector growth contributed to rising wage levels and, combined with increasing infrastructure investment, helped insulate India’s economy somewhat from the vagaries of the agricultural sector and from external global economic fluctuations.

Management Discussion

•                     The Fund currently invests in a separate registered investment company (the Portfolio) with the same objective and policies as the Fund. The Fund underperformed its benchmark during the year, primarily due to an underweighting in the engineering and telecom areas, which led all other sectors in 2006.

•                     The Portfolio’s auto stocks were among its best performers in 2006. Industrial activity tied to corporate and government infrastructure spending led to strong sales of commercial vehicles, such as trucks and construction equipment.

•                     Drug stocks were also among the Portfolio’s better performers. While the overall drug sector turned in a mixed showing due to developments related to new product announcements, the Portfolio’s drug holdings benefited from an exposure to fast-growing chronic therapy markets and to newly off-patent generic drugs.

•                     Information technology stocks were additive to performance. Applications software and consulting companies enjoyed strong earnings growth. The companies continued to benefit from the trend among companies in developed economies to outsource back-office functions and software solutions.

•                     Consumer stocks were among the Portfolio’s less successful performers in 2006. While the rising wealth of India’s consumers helped areas such as auto makers, increasing competition among some consumer goods producers resulted in weaker pricing and lower growth rates. Energy stocks were also laggards for the Portfolio, with refiners hurt by high oil prices. The energy sector was also impacted by the government’s decision to cut back on its oil subsidies to private companies.

(1)   These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. Class A shares are subject to a 1% redemption fee if redeemed or exchanged within 90 days of settlement of purchase. Absent an allocation of expenses to the Manager and Investment Adviser, returns would be lower.

(2)   It is not possible to invest directly in an Index or a Lipper Classification. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Lipper Average is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. The Fund’s performance during certain periods reflects the strong stock market performance and/or the strong performance of stocks held during those periods. This performance is not typical and may not be repeated. For performance as of the most recent month end, please refer to www.eatonvance.com.

The views expressed throughout this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

1

Eaton Vance Greater India Fund as of December 31, 2006

fund performance

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A and Class B of the Fund with that of the Bombay Stock Exchange Index, an unmanaged index of 100 common stocks traded in the Indian market. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in Class A and Class B of the Fund and the Bombay Stock Exchange Index. Class A, Class B and Class C total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance(1)	Class A	Class B	Class C
Average Annual Total Returns (at net asset value)
One Year	36.32%	35.69%	N.A.
Five Years	37.75	37.29	N.A.
Ten Years	16.15	15.68	N.A.
Life of Fund†	8.18	7.62	26.89	%*
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	28.48%	30.69%	N.A.
Five Years	36.14	37.18	N.A.
Ten Years	15.46	15.68	N.A.
Life of Fund†	7.68	7.62	25.89	%*

†Inception dates: Class A: 5/2/94; Class B: 5/2/94; Class C: 7/7/06

*Returns are cumulative since less than a year.

(1)       Average Annual Total Returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. Absent an allocation of expenses to the Manager and Investment Adviser, returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B shares reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC return for Class C reflects a 1% CDSC for the first year. Class A shares are subject to a 1% redemption fee if redeemed or exchanged within 90 days of the settlement of the purchase.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. The Fund’s performance during certain periods reflects the strong stock market performance and/or the strong performance of stocks held during those periods. In 1999 and 2003, the Fund’s performance benefited significantly from the exceptional performance of the Indian stock market. This performance is not typical and may not be repeated. For performance as of the most recent month end, please refer to www.eatonvance.com

Industry Weightings(2)

By net assets

IT Services	15.0%
Automobiles	11.0
Pharmaceuticals	7.3
Oil & Gas - Consumable Fuels	6.6
Electrical Equipment	5.1
Construction & Engineering	4.9
Wireless Telecom Services	4.3
Metals & Mining	4.0
Machinery	3.6
Diversified Financial Services	3.5
Tobacco	3.0
Media	2.8
Commercial Banks	2.7
Construction Materials	2.6%
Chemicals	2.6
Personal Products	2.4
Industrial Conglomerates	2.1
Beverages	2.1
Electric Utilities	1.9
Airlines	1.6
Road & Rail	1.5
Household Products	1.1
Building Products	0.8
Gas Utilities	0.6
Auto Components	0.5

(2)          As of December 31, 2006. Industry Weightings are represented as a percentage of the Portfolio’s net assets and are subject to change due to active management.

Comparison of Change in Value of a $10,000 Investment in Eaton Vance
Greater India Fund Class A vs. the Bombay Stock Exchange Index**

Comparison of Change in Value of a $10,000 Investment in Eaton Vance
Greater India Fund Class B vs. the Bombay Stock Exchange Index**

**          Source: Thomson Financial. Class A and Class B commenced investment operations on 5/2/94.

A $10,000 hypothetical investment at net asset value in the Fund’s Class C shares on 7/7/06 would have been valued at $12,983 ($12,883 after the deduction of the applicable CDSC) on December 31, 2006. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index.

Ten Largest Common Stock Holdings(3)

By net assets

Infosys Technologies Ltd.	5.3%
Tata Consultancy Services Ltd.	5.0
Jaiprakash Associates Ltd.	4.9
Reliance Industries Ltd.	4.8
Satyam Computer Services Ltd.	4.8
Dr. Reddy’s Laboratories Ltd.	4.3
Bharat Heavy Electricals Ltd.	4.1
Maruti Udyog Ltd.	4.0
Sterlite Industries (India) Ltd.	4.0
Bajaj Auto Ltd.	3.6

(3)          Ten Largest Holdings represented 44.8% of the Portfolio’s net assets as of December 31, 2006. Holdings are subject to change due to active management.

2

Eaton Vance Greater India Fund as of December 31, 2006

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 – December 31, 2006).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Greater India Fund

	Beginning Account Value (7/1/06)	Ending Account Value (12/31/06)	Expenses Paid During Period* (7/1/06 – 12/31/06)
Actual
Class A	$1,000.00	$1,282.20	$12.25
Class B	$1,000.00	$1,278.60	$15.10
Class C	$1,000.00	$1,268.90	$14.55
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,014.50	$10.82
Class B	$1,000.00	$1,011.90	$13.34
Class C	$1,000.00	$1,011.90	$13.34

* Class C shares had not commenced operations as of July 1, 2006. Expenses are equal to the Fund's annualized expense ratio of 2.13% for Class A shares, 2.63% for Class B shares, and 2.63% for Class C shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half period; 178/365 for Class C to reflect the period from commencement of operations on July 7, 2006 to December 31, 2006). The example assumes that $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2006 (July 6, 2006 for Class C). This example reflects both the expenses of the Fund and the Portfolio. Absent an allocation of expenses to the Manager and Investment Adviser, expenses paid would be higher.

3

Eaton Vance Greater India Fund as of December 31, 2006

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2006

Assets
Investment in South Asia Portfolio, at value (identified cost, $799,302,831)	$1,028,289,136
Receivable for Fund shares sold	8,408,068
Receivable from the Manager and Investment Adviser to the Portfolio	42,526
Total assets	$1,036,739,730
Liabilities
Payable for Fund shares redeemed	$3,082,579
Payable to affiliate for distribution and service fees	584,544
Payable to affiliate for administration fees	205,429
Payable to affiliate for Trustees' fees	856
Accrued expenses	421,664
Total liabilities	$4,295,072
Net Assets	$1,032,444,658
Sources of Net Assets
Paid-in capital	$791,536,064
Accumulated undistributed net realized gain from Portfolio (computed on the basis of identified cost)	11,979,347
Accumulated net investment loss	(57,058)
Net unrealized appreciation from Portfolio (computed on the basis of identified cost)	228,986,305
Total	$1,032,444,658
Class A Shares
Net Assets	$821,768,105
Shares Outstanding	31,854,176
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$25.80
Maximum Offering Price Per Share (100 ÷ 94.25 of $25.80)	$27.37
Class B Shares
Net Assets	$198,247,981
Shares Outstanding	8,229,708
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$24.09
Class C Shares
Net Assets	$12,428,572
Shares Outstanding	515,236
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$24.12

Statement of Operations

For the Year Ended
December 31, 2006

Investment Income
Dividends allocated from Portfolio	$7,593,943
Interest allocated from Portfolio	1,895,277
Expenses allocated from Portfolio	(9,001,690)
Net investment income from Portfolio	$487,530
Expenses
Management fee	$1,807,981
Trustees' fees and expenses	3,496
Distribution and service fees Class A	2,978,985
Class B	1,425,115
Class C	16,863
Transfer and dividend disbursing agent fees	1,164,100
Registration fees	223,656
Printing and postage	189,130
Custodian fee	36,311
Legal and accounting services	33,295
Total expenses	$7,878,932
Deduct — Allocation of expenses to the Manager and the Investment Adviser to the Portfolio	$314,624
Total expense reductions	$314,624
Net expenses	$7,564,308
Net investment loss	$(7,076,778)
Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) — Investment transactions (identified cost basis)	$42,226,985
Foreign currency transactions	(1,337,521)
Net realized gain	$40,889,464
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$141,159,738
Foreign currency	230,171
Net change in unrealized appreciation (depreciation)	$141,389,909
Net realized and unrealized gain	$182,279,373
Net increase in net assets from operations	$175,202,595

See notes to financial statements
4

Eaton Vance Greater India Fund as of December 31, 2006

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended December 31, 2006	Year Ended December 31, 2005
From operations — Net investment loss	$(7,076,778)	$(2,147,403)
Net realized gain from investment transactions and foreign currency transactions	40,889,464	12,430,235
Net change in unrealized appreciation (depreciation) from investments and foreign currency	141,389,909	58,648,754
Net increase in net assets from operations	$175,202,595	$68,931,586
Distributions to shareholders — From net realized gain Class A	$(17,412,814)	$(6,977,292)
Class B	(4,501,382)	(1,879,853)
Class C	(258,288)	—
Total distributions to shareholders	$(22,172,484)	$(8,857,145)
Transactions in shares of beneficial interest — Proceeds from sale of shares Class A	$705,536,115	$183,584,264
Class B	141,658,398	39,202,125
Class C	11,877,275	—
Net asset value of shares issued to shareholders in payment of distributions declared Class A	13,434,655	5,149,373
Class B	3,447,339	1,421,606
Class C	206,252	—
Cost of shares redeemed Class A	(291,325,796)	(37,929,589)
Class B	(43,830,389)	(7,684,495)
Class C	(218,187)	—
Net asset value of shares exchanged Class A	1,656,949	1,914,555
Class B	(1,656,949)	(1,914,555)
Redemption Fees	408,617	46,938
Net increase in net assets from Fund share transactions	$541,194,279	$183,790,222
Net increase in net assets	$694,224,390	$243,864,663
Net Assets
At beginning of year	$338,220,268	$94,355,605
At end of year	$1,032,444,658	$338,220,268
Accumulated net investment loss included in net assets
At end of year	$(57,058)	$(85,490)

See notes to financial statements
5

Eaton Vance Greater India Fund as of December 31, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Year Ended December 31,
	2006(1)	2005(1)	2004(1)	2003(1)	2002(1)
Net asset value — Beginning of year	$19.340	$13.660	$11.610	$5.430	$5.460
Income (loss) from operations
Net investment loss	$(0.196)	$(0.193)	$(0.095)	$(0.146)	$(0.150)
Net realized and unrealized gain	7.207	6.386	2.122	6.326	0.120
Total income (loss) from operations	$7.011	$6.193	$2.027	$6.180	$(0.030)
Less distributions
From net realized gain	$(0.564)	$(0.518)	$—	$—	$—
Total distributions	$(0.564)	$(0.518)	$—	$—	$—
Redemption fees	$0.013	$0.005	$0.023	$0.000 (2)	$—
Net asset value — End of year	$25.800	$19.340	$13.660	$11.610	$5.430
Total Return(3)	36.32%	45.42%	17.66%	113.81%	(0.55)%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$821,768	$269,766	$70,537	$31,346	$2,962
Ratios (As a percentage of average daily net assets):
Expenses(4)	2.14%	2.35%	2.77%	3.35%	4.75%
Net investment loss	(0.86)%	(1.17)%	(0.86)%	(1.83)%	(2.75)%
Portfolio Turnover of the Portfolio	67%	29%	73%	87%	112%

(1)  Net investment loss per share was computed using average shares outstanding.

(2)  Amount rounds to less than $0.0005 per share.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis. Total returns would have been lower had certain expenses not been reduced during the periods shown.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

See notes to financial statements
6

Eaton Vance Greater India Fund as of December 31, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class B
	Year Ended December 31,
	2006(1)	2005(1)	2004(1)	2003(1)	2002(1)
Net asset value — Beginning of year	$18.170	$12.920	$11.020	$5.150	$5.200
Income (loss) from operations
Net investment loss	$(0.289)	$(0.255)	$(0.158)	$(0.145)	$(0.171)
Net realized and unrealized gain	6.761	6.019	2.042	6.015	0.121
Total income (loss) from operations	$6.472	$5.764	$1.884	$5.870	$(0.050)
Less distributions
From net realized gain	$(0.564)	$(0.518)	$—	$—	$—
Total distributions	$(0.564)	$(0.518)	$—	$—	$—
Redemption fees	$0.012	$0.004	$0.016	$0.000 (2)	$—
Net asset value — End of year	$24.090	$18.170	$12.920	$11.020	$5.150
Total Return(3)	35.69%	44.69%	17.24%	113.98%	(0.96)%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$198,248	$68,454	$23,818	$21,556	$8,094
Ratios (As a percentage of average daily net assets):
Expenses(4)	2.64%	2.85%	3.27%	3.85%	5.26%
Net investment loss	(1.35)%	(1.66)%	(1.51)%	(2.14)%	(3.28)%
Portfolio Turnover of the Portfolio	67%	29%	73%	87%	112%

(1)  Net investment loss per share was computed using average shares outstanding.

(2)  Amount rounds to less than $0.0005 per share.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis. Total returns would have been lower had certain expenses not been reduced during the periods shown.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

See notes to financial statements
7

Eaton Vance Greater India Fund as of December 31, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class C
	Period Ended December 31, 2006(1)(2)
Net asset value — Beginning of period	$19.440
Income (loss) from operations
Net investment loss	$(0.193)
Net realized and unrealized gain	5.421
Total income from operations	$5.228
Less distributions
From net realized gain	$(0.549)
Total distributions	$(0.549)
Redemption fees	$0.001
Net asset value — End of period	$24.120
Total Return(3)	26.89%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$12,429
Ratios (As a percentage of average daily net assets):
Expenses	2.63	%(4)
Net investment loss	(1.69	)%(4)
Portfolio Turnover of the Portfolio	67	%(5)

(1)  Net investment loss per share was computed using average shares outstanding.

(2)  For the period from the start of business on July 7, 2006, to December 31, 2006.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not calculated on an annualized basis.

(4)  Annualized.

(5)  For the Portfolio's fiscal period, January 1, 2006, to December 31, 2006.

See notes to financial statements
8

Eaton Vance Greater India Fund as of December 31, 2006

NOTES TO FINANCIAL STATEMENTS

  1  Significant Accounting Policies

Eaton Vance Greater India Fund (the Fund) is a mutual fund seeking long-term capital appreciation through the purchase of interests in a separate investment company which invests primarily in equity securities of companies in India and surrounding countries of the Indian sub-continent. The Fund is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are subject to a contingent deferred sales charge (See Note 7). The Trustees have adopted a conversion feature pursuant to which Class B shares of each Fund automatically convert to Class A shares eight years after purchase as described in the Fund's prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class specific expenses. The Fund invests all of its investable assets in interests in South Asia Portfolio (the Portfolio), a New York Trust, having the same investment objective and policies as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (99.9% at December 31, 2006). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund's net investment income or loss consists of the Fund's pro rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders, each year, substantially all of its net investment income and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At December 31, 2006, net capital losses of $57,058 attributable to security transactions incurred after October 31, 2006 are treated as arising on the first day of the Fund's taxable year ending December 31, 2007.

D  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

E  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

F  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

G  Other — Investment transactions are accounted for on the date the securities are purchased or sold. Dividends to shareholders are recorded on the ex-dividend date.

9

Eaton Vance Greater India Fund as of December 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

H  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian of the Fund. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Fund maintains with IBT. All credit balances, if any, used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations. For the year ended December 31, 2006, there were no credit balances used to reduce the Fund's or the Portfolio's custodian fee.

I  Redemption Fees — Upon the redemption or exchange of shares by Class A shareholders within 90 days of the settlement of purchase, a fee of 1% of the current net asset value of these shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

  2  Management Fee and Other Transactions
with Affiliates

The management fee is earned by Eaton Vance Management (EVM) as compensation for management and administration of the business affairs of the Fund. The fee is based on a percentage of average daily net assets. For the year ended December 31, 2006, the fee was equivalent to 0.24% of the Fund's average net assets for such period and amounted to $1,807,981. Effective March 27, 2006, the Advisor, Lloyd George Management (Bermuda) Limited, (LGM) and EVM agreed to reduce the Fund's total operating expenses in an amount equal to 0.05% annually of average net assets. Such reduction will be shared equally by EVM and LGM. Pursuant to this agreement, EVM and LGM were allocated $314,624 of the Fund's operating expenses for the year ended December 31, 2006. Except for Trustees of the Fund who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of such management fee. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services. During the year ended December 31, 2006, EVM received $79,398 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Funds' principal underwriter, received $2,130,930 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2006.

Certain officers and Trustees of the Fund and of the Portfolio are officers of the above organization.

  3  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended December 31,
Class A	2006	2005
Sales	30,729,697	10,759,219
Issued to shareholders electing to receive payments of distributions in Fund shares	520,615	269,742
Redemptions	(13,423,397)	(2,366,854)
Exchange from Class B shares	75,133	125,785
Net increase	17,902,048	8,787,892
	Year Ended December 31,
Class B	2006	2005
Sales	6,526,334	2,478,536
Issued to shareholders electing to receive payments of distributions in Fund shares	143,022	79,242
Redemptions	(2,126,353)	(500,709)
Exchange to Class A shares	(80,101)	(133,225)
Net increase	4,462,902	1,923,844

Class C	Period Ended December 31, 2006(1)
Sales	515,744
Issued to shareholders electing to receive payments of distributions in Fund shares	8,533
Redemptions	(9,041)
Net increase	515,236

(1)  For the period from the start of business, July 7, 2006, to December 31, 2006.

For the years ended December 31, 2006 and December 31, 2005, the Fund received $408,617 and $46,938, respectively, in redemption fees on Class A Shares.

  4  Distributions to Shareholders

It is the present policy of the Fund to make (a) at least one distribution annually (normally in December) of all

10

Eaton Vance Greater India Fund as of December 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

or substantially all of the net investment income allocated to the Fund by the Portfolio, if any, less the Fund's direct expenses and (b) at least one distribution annually of all or substantially all of the net realized capital gains allocated by the Portfolio to the Fund, if any (reduced by any available capital loss carryforwards from prior years). Shareholders may reinvest all distributions in shares of the Fund, without a sales charge, at the per share net asset value as of the close of business on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statement and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized losses. Permanent differences between book and tax accounting are reclassified to paid-in capital.

The tax character of distributions paid for the years ended December 31, 2006 and December 31, 2005 was as follows:

	Year Ended December 31,
	2006	2005
Distributions declared from:
Long-term capital gain	$22,172,484	$8,857,145

During the year ended December 31, 2006, accumulated net realized gain was decreased by $7,105,872 and accumulated net investment loss was decreased by $7,105,872 primarily due to differences between book and tax accounting for net operating losses and foreign currency gains and losses. This change had no effect on the net assets or the net asset value per share.

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$7,671,921
Undistributed gain	$5,824,644
Unrealized gain	$227,469,087
Other temporary differences	$(57,058)

  5  Investment Transactions

For the year ended December 31, 2006, increases and decreases in the Fund's investment in the Portfolio aggregated $857,012,324 and $346,899,105, respectively.

  6  Distribution Plans

Class A has in effect a distribution plan pursuant to Rule 12b-1 (Class A Plan) under the Investment Company Act of 1940. The Class A Plan provides that the Fund will pay EVD an amount equal to (a) 0.50% of that portion of the Fund's Class A shares average daily net assets attributable to Class A shares of the Fund which have remained outstanding for less than one year and (b) 0.25% of that portion of the Fund's Class A average daily net assets which are attributable to Class A shares of the Fund which have remained outstanding for more than one year, for distribution services and facilities provided to the Fund by EVD. The Fund also has in effect a distribution plan for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1. The Class B Plan and Class C Plan require the Fund to pay EVD daily amounts equal to 1/365 of 0.75% of the Fund's average daily net assets attributable to Class B and Class C shares. The Fund's Class B shares and Class C shares will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% of the aggregate amount received by the Fund for the Class B and Class C shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD reduced by the aggregate amount of contingent deferred sales charges (see Note 7) and daily amounts theretofore paid to EVD by Lloyd George Investment Management (Bermuda) Limited, investment adviser for the Portfolio (Adviser), in consideration of EVD's distribution effort. The amounts paid by the Adviser to EVD are equivalent to 0.15% of the Fund's average daily net assets attributable to Class B and Class C shares and are made from the Adviser's own resources, not Fund assets. The Fund paid or accrued $2,741,800, $1,069,090 and $12,647 for Class A, Class B and Class C shares, respectively, to or payable to EVD for the year ended December 31, 2006, representing approximately 0.46%, 0.75%, and 0.73% of the average daily net assets for Class A, Class B and Class C shares, respectively. At December 31, 2006, the amount of Uncovered Distribution Charges EVD calculated under the Plan was approximately $8,383,000 and $691,000 for Class B shares and Class C shares, respectively.

11

Eaton Vance Greater India Fund as of December 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

The Plans also authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% annually of the average daily net assets attributable to the Class A shares which have remained outstanding for more than one year and 0.25% annually of the average daily net assets attributable to the Class B shares and Class C shares. Service fee are paid for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the Class B and Class C sales commissions and distribution fees and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended December 31, 2006, amounted to $237,185, $356,025, and $4,216 for Class A, Class B and Class C shares, respectively, representing 0.04%, 0.25% and 0.24% of average daily net assets attributable to the Class A, Class B and Class C shares, respectively.

  7  Contingent Deferred Sales Charge

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C Shares made within one year of purchase. Prior to September 15, 2006, Class A shares purchased at net asset value in amounts of $1 million or more (other than shares purchased in a single transaction of $5 million or more) are subject to a 1% CDSC if redeemed within one year of purchase. Effective September 15, 2006, all purchases of Class A shares of $1 million or more will be subject to a 1% contingent deferred sales charge in the event of a redemption within 18 months of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Plans (see Note 6). CDSC charges received when no Uncovered Distribution Charges exist will be credited to the Fund. The Fund was informed that EVD received approximately $119,000, $1,203,000, and $400 of CDSC paid by shareholders for Class A, Class B and Class C shares, respectively, for the year ended December 31, 2006.

  8  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, (FIN 48) "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective during the first required financial reporting period for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, (FAS 157) "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

12

Eaton Vance Greater India Fund as of December 31, 2006

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Special Investment Trust and Shareholders of Eaton Vance Greater India Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Greater India Fund (the "Fund") (one of the series of the Eaton Vance Special Investment Trust), as of December 31, 2006, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Greater India Fund as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 16, 2007

13

Eaton Vance Greater India Fund as of December 31, 2006

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you received in January 2007 showed the tax status of all distributions paid to your account in calendar 2006. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund's fiscal year end regarding the status of capital gain dividends, qualified dividend income for individuals and the foreign tax credit.

Capital Gain Dividends. The Fund designates $22,124,260 as a capital gain dividend.

Foreign Tax Credit. The Fund paid foreign taxes of $1,663,378 and recognized foreign source income of $7,593,949.

Qualified Dividend Income. The Fund designates approximately $1,663,378, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

14

South Asia Portfolio as of December 31, 2006

PORTFOLIO OF INVESTMENTS

Common Stocks — 93.8%
Security	Shares	Value
India — 92.9%
Airlines — 1.6%
Jet Airways (India) Ltd.	1,203,360	$16,737,385
		$16,737,385
Auto Components — 0.5%
Motor Industries Co. Ltd.	62,234	$4,911,689
		$4,911,689
Automobiles — 11.0%
Bajaj Auto Ltd.	628,749	$37,123,820
Mahindra and Mahindra Ltd.	1,705,073	34,951,483
Maruti Udyog Ltd.	1,977,310	41,420,834
		$113,496,137
Beverages — 2.1%
United Spirits Ltd.	1,125,621	$21,954,187
		$21,954,187
Building Products — 0.8%
Sintex Industries Ltd.	1,669,420	$8,214,441
		$8,214,441
Chemicals — 2.6%
United Phosphorus Ltd.	3,974,461	$26,939,780
		$26,939,780
Commercial Banks — 2.7%
HDFC Bank Ltd.	536,738	$12,878,681
Union Bank of India Ltd.	5,326,201	14,735,053
		$27,613,734
Construction & Engineering — 4.9%
Jaiprakash Associates Ltd.	3,073,431	$50,347,843
		$50,347,843
Construction Materials — 2.6%
Ultra Tech Cement Ltd.	1,090,214	$27,002,690
		$27,002,690

Security	Shares	Value
Diversified Financial Services — 3.5%
Financial Technologies (India) Ltd.	897,855	$35,958,054
		$35,958,054
Electrical Equipment — 5.1%
ABB Ltd.	131,500	$11,049,270
Bharat Heavy Electricals Ltd.	805,690	41,733,459
		$52,782,729
Electric Utilities — 1.9%
NTPC Ltd.	6,467,149	$19,924,592
		$19,924,592
Gas Utilities — 0.6%
Indraprastha Gas Ltd.	2,285,600	$5,994,840
		$5,994,840
Household Products — 1.1%
Hindustan Lever Ltd.	2,376,516	$11,621,483
		$11,621,483
Industrial Conglomerates — 2.1%
Siemens India Ltd.	847,286	$21,741,303
		$21,741,303
IT Services — 15.0%
Infosys Technologies Ltd.	1,070,542	$54,100,902
Satyam Computer Services Ltd.	4,485,862	48,955,352
Tata Consultancy Services Ltd.	1,846,800	50,908,141
		$153,964,395
Machinery — 3.6%
Tata Motors Ltd.	1,802,352	$36,599,423
		$36,599,423
Media — 2.8%
Zee Entertainment Enterprises Ltd.	4,341,892	$28,770,675
		$28,770,675

See notes to financial statements
15

South Asia Portfolio as of December 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Metals & Mining — 4.0%
Sterlite Industries (India) Ltd.	3,336,532	$40,911,732
		$40,911,732
Oil, Gas & Consumable Fuels — 6.7%
Bharat Petroleum Corp. Ltd.	273,704	$2,094,062
Oil and Natural Gas Corp. Ltd.	871,619	17,141,677
Reliance Industries Ltd.	1,712,830	49,100,579
		$68,336,318
Personal Products — 2.4%
Colgate-Palmolive (India) Ltd.	2,823,173	$24,767,214
		$24,767,214
Pharmaceuticals — 7.3%
Dr. Reddy's Laboratories Ltd.	2,434,640	$44,560,903
Sun Pharmaceutical Industries Ltd.	1,361,187	30,253,584
		$74,814,487
Road & Rail — 1.5%
Container Corporation of India Ltd.	316,100	$15,179,013
		$15,179,013
Tobacco — 3.0%
ITC Ltd.	7,884,460	$31,313,081
		$31,313,081
Wireless Telecommunication Services — 3.5%
Reliance Communications Ltd.(1)	3,355,580	$35,708,152
		$35,708,152
Total India (identified cost $729,721,304)		$955,605,377

Sri Lanka — 0.9%
Security	Shares	Value
Wireless Telecommunication Services — 0.9%
Dialog Telekom Ltd.	34,948,800	$8,626,625
		$8,626,625
Total Sri Lanka (identified cost $5,816,955)		$8,626,625
Total Common Stocks (identified cost $735,538,259)		$964,232,002
Total Investments — 93.8% (identified cost $735,538,259)		$964,232,002
Other Assets, Less Liabilities — 6.2%		$64,058,170
Net Assets — 100.0%		$1,028,290,172

(1)  Non-income producing security.

See notes to financial statements
16

South Asia Portfolio as of December 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Top Ten Holdings
Company	Industry Sector	Percentage of Net Assets	Value
Infosys Technologies Ltd.	IT Services	5.3%	$54,100,902
Tata Consultancy Services Ltd.	IT Services	5.0	50,908,141
Jaiprakash Associates Ltd.	Construction & Engineering	4.9	50,347,843
Reliance Industries Ltd.	Oil, Gas & Consumable Fuels	4.8	49,100,579
Satyam Computer Services Ltd.	IT Services	4.8	48,955,352
Dr. Reddy's Laboratories Ltd.	Pharmaceuticals	4.3	44,560,903
Bharat Heavy Electricals Ltd.	Electrical Equipment	4.1	41,733,459
Maruti Udyog Ltd.	Automobiles	4.0	41,420,834
Sterlite Industries (India) Ltd.	Metals & Mining	4.0	40,911,732
Bajaj Auto Ltd.	Automobiles	3.6	37,123,820
		44.8%	$459,163,565

Industry concentration — Below are the top ten industry sectors represented in the Portfolio of Investments
Company	Percentage of Net Assets	Value
IT Services	15.0%	$153,964,395
Automobiles	11.0	113,496,137
Pharmaceuticals	7.3	74,814,487
Oil, Gas & Consumable Fuels	6.6	68,336,318
Electrical Equipment	5.1	52,782,729
Construction & Engineering	4.9	50,347,843
Wireless Telecommunication Services	4.3	44,334,777
Metals & Mining	4.0	40,911,732
Machinery	3.6	36,599,423
Diversified Financial Services	3.5	35,958,054
	65.3%	$671,545,895

See notes to financial statements
17

South Asia Portfolio as of December 31, 2006

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2006

Assets
Investments, at value (identified cost, $735,538,259)	$964,232,002
Cash	41,740,934
Foreign currency, at value (identified cost, $26,255,931)	26,468,770
Receivable for investments sold	5,028,562
Dividends and interest receivable	603,049
Tax claim receivable (Note 6)	898,843
Total assets	$1,038,972,160
Liabilities
Payable for investments purchased	$9,433,815
Payable to affiliate for investment advisory fees	603,885
Payable to affiliate for administration fees	205,154
Payable to affiliate for Trustees' fees	6,686
Accrued expenses	432,448
Total liabilities	$10,681,988
Net Assets applicable to investors' interest in Portfolio	$1,028,290,172
Sources of Net Assets
Net proceeds from capital contributions and withdrawals	$799,369,264
Net unrealized appreciation (computed on the basis of identified cost)	228,920,908
Total	$1,028,290,172

Statement of Operations

For the Year Ended
December 31, 2006

Investment Income
Dividends	$7,593,949
Interest	1,895,279
Total investment income	$9,489,228
Expenses
Investment adviser fee	$5,386,827
Administration fee	1,798,555
Trustees' fees and expenses	25,313
Custodian fee	1,642,500
Interest expense	73,398
Legal and accounting services	69,821
Miscellaneous	5,283
Total expenses	$9,001,697
Net investment income	$487,531
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$42,227,156
Foreign currency transactions	(1,337,521)
Net realized gain	$40,889,635
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$141,160,184
Foreign currency	230,170
Net change in unrealized appreciation (depreciation)	$141,390,354
Net realized and unrealized gain	$182,279,989
Net increase in net assets from operations	$182,767,520

See notes to financial statements
18

South Asia Portfolio as of December 31, 2006

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended December 31, 2006	Year Ended December 31, 2005
From operations — Net investment income (loss)	$487,531	$(297,746)
Net realized gain from investment transactions and foreign currency transactions	40,889,635	12,430,260
Net change in unrealized appreciation (depreciation) from investments and foreign currency	141,390,354	58,648,864
Net increase in net assets from operations	$182,767,520	$70,781,378
Capital transactions — Contributions	$857,012,324	$221,251,516
Withdrawals	(346,899,105)	(50,629,386)
Net increase in net assets from capital transactions	$510,113,219	$170,622,130
Net increase in net assets	$692,880,739	$241,403,508
Net Assets
At beginning of year	$335,409,433	$94,005,925
At end of year	$1,028,290,172	$335,409,433

See notes to financial statements
19

South Asia Portfolio as of December 31, 2006

FINANCIAL STATEMENTS CONT'D

Supplementary Data

	Year Ended December 31,
	2006	2005	2004	2003	2002
Ratios/Supplemental Data
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction	1.22%	1.37%	1.56%	1.82%	2.77%
Expenses after custodian fee reduction	1.22%	1.37%	1.56%	1.82%	2.77%
Net investment income (loss)	0.07%	(0.18)%	0.31%	(0.18)%	(0.77)%
Portfolio Turnover	67%	29%	73%	87%	112%
Total Return	37.53%	46.82%	19.07%	120.47%	1.53%
Net assets, end of year (000's omitted)	$1,028,290	$335,409	$94,006	$50,040	$11,167

See notes to financial statements
20

South Asia Portfolio as of December 31, 2006

NOTES TO FINANCIAL STATEMENTS

  1  Significant Accounting Policies

South Asia Portfolio (the Portfolio) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Portfolio, which was organized as a trust under the laws of the State of New York on January 18, 1994, seeks to achieve long-term capital appreciation by investing primarily in equity securities of companies in India and surrounding countries of the Indian sub-continent. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At December 31, 2006, the Eaton Vance Greater India Fund held an approximate 99.9% interest in the Portfolio. The following is a summary of the significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuations — Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities are acquired with a remaining maturity of more than 60 days, they will be valued by a pricing service. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The daily valuation of exchange traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair valued securities. Investments held by the Portfolio for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

B  Federal Taxes — The Portfolio has elected to be treated as a partnership for United States federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates.

In addition to the requirements of the Internal Revenue Code, the Portfolio may also be subject to capital gains tax in India on gains realized upon disposition of Indian securities, payable prior to repatriation of sales proceeds. The tax is computed on net realized gains; any realized losses in excess of gains may be carried forward to offset future gains. During the year ended December 31, 2006, the Portfolio made payments of tax subject to such requirements in the amount of $1,627,028. In addition, the Portfolio may accrue a tax liability for net unrealized gains in excess of available carryforwards on Indian securities based on existing tax rates and anticipated

21

South Asia Portfolio as of December 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

holding periods of the securities. As of December 31, 2006, there was no tax liability for unrealized gains.

C  Financial Futures Contracts — Upon entering into a financial futures contract, the Portfolio is required to deposit (initial margin) either cash or securities in an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio (margin maintenance) each day, dependent on daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. Should interest or currency exchange rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. If the Portfolio enters into a closing transaction, the Portfolio will realize, for book purposes, a gain or loss equal to the difference between the value of the financial futures contract to sell and financial futures contract to buy.

D  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

E  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. The Portfolio will enter into forward contracts for hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed or offset.

F  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian to the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Portfolio maintains with IBT. All credit balances, if any, used to reduce the Portfolio's custodian fees are reported as a reduction of expenses in the Statement of Operations.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I  Other — Investment transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend rate. Interest income is recorded on the accrual basis.

  2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Lloyd George Investment Management (Bermuda) Limited (the

22

South Asia Portfolio as of December 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

Adviser) as compensation for management and investment advisory services rendered to the Portfolio. Under the advisory agreement, the Adviser receives a monthly fee of 0.0625% (0.75% annually) of the average daily net assets of the Portfolio up to $500,000,000, and at reduced rates as daily net assets exceed that level. For the year ended December 31, 2006, the adviser fee was 0.73% of average daily net assets and amounted to $5,386,827. In addition, an administration fee is earned by Eaton Vance Management (EVM) for administering the business affairs of the Portfolio. Under the administration agreement, EVM earns a monthly fee in the amount of 1/48th of 1% (equal to 0.25% annually) of the average daily net assets of the Portfolio up to $500,000,000, and at reduced rates as daily net assets exceed that level. For the year ended December 31, 2006, the administration fee was 0.24% of average net assets and amounted to $1,798,555. Except as to Trustees of the Portfolio who are not members of the Adviser's or EVM's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser and administrative fees. Certain officers and Trustees of the Portfolio are officers of the above organizations.

  3  Investment Transactions

For the year ended December 31, 2006, purchases and sales of investments, other than short-term obligations, aggregated $921,980,636 and $446,865,827, respectively.

  4  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in value of the investments owned at December 31, 2006, as computed on a federal income tax basis, are as follows:

Aggregate cost	$737,028,994
Gross unrealized appreciation	$230,117,840
Gross unrealized depreciation	(2,914,832)
Net unrealized appreciation	$227,203,008

The appreciation on currency is $227,165.

  5  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

Settlement of securities transactions in the Indian subcontinent may be delayed and is generally less frequent than in the United States, which could affect the liquidity of the Portfolio's assets. The Portfolio may be unable to sell securities where the registration process is incomplete and may experience delays in receipt of dividends.

  6  India Taxes

The Portfolio is subject to certain Indian income taxes in connection with distributions from, and transactions in, Indian securities. The Indian tax authority has conducted a review of the Portfolio's tax returns filed for the years ended March 31, 2002 and 2001. In March 2004, the Indian tax authority assessed the Portfolio additional taxes for the 2000-2001 tax year and reduced the refund owed to the Portfolio for the 2001-2002 tax year, a net assessment of approximately US $865,000. While the outcome of an appeal cannot be predicted, the Portfolio has appealed the assessment and has been advised by Indian legal counsel that it has a strong case for appeal with ultimate success. The appeal process may be lengthy and will involve expense to the Portfolio. The Indian tax authority has required the Portfolio to pay the assessed amount pending the appeal. The Portfolio has paid such amount to the tax authority. Such amount is reflected as a tax claim receivable on the Statement of Assets and Liabilities. As of December 31, 2006, the value of the tax claim receivable was US $898,843 based on current exchange rates.

23

South Asia Portfolio as of December 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

  7  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a committed $150 million unsecured line of credit agreement with a group of banks. The Portfolio may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each portfolio or fund based on its borrowings at an amount above the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended December 31, 2006. The average daily loan balance during the period for which loans were outstanding amounted to $1,335,833, and the weighted average interest rate was 5.49%. Interest expense includes $73,398 paid under the line of credit.

  8  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, (FIN 48) "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective during the first required financial reporting period for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, (FAS 157) "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Portfolio's financial statement disclosures.

24

South Asia Portfolio as of December 31, 2006

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors
of South Asia Portfolio:

We have audited the accompanying statement of assets and liabilities of South Asia Portfolio (the "Portfolio"), including the portfolio of investments as of December 31, 2006, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of South Asia Portfolio at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 16, 2007

25

Eaton Vance Greater India Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees") cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on March 27, 2006, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February and March 2006. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund managed by it;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

26

Eaton Vance Greater India Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve month period ended March 31, 2006, the Board met nine times and the Special Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met eight, twelve and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee concluded that the continuance of the investment advisory agreement of the South Asia Portfolio (the "Portfolio"), the portfolio in which the Eaton Vance Greater India Fund (the "Fund") invests, with Lloyd George Investment Management (Bermuda) Limited (the "Adviser"), as well as the administration agreement of the Portfolio with Eaton Vance Management (the "Administrator") and the management contract of the Fund with the Administrator, including their fee structures, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of the agreements. The Board accepted the recommendation of the Special Committee as well as the factors considered and conclusions reached by the Special Committee with respect to the agreements. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio, the administration agreement for the Portfolio and the management contract for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the administration agreement of the Portfolio and the management contract of the Fund, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser and to the Fund and Portfolio by the Administrator.

The Board considered the Adviser's and Administrator's management capabilities and the Adviser's investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. The Board evaluated the abilities and experience of such investment personnel in analyzing factors such as special considerations relevant to investing in emerging markets, including Asia. The Board noted the Adviser's experience in managing equity funds that invest in Asian securities. The Board noted that the Adviser maintains offices in London, Hong Kong, Singapore and Mumbai, providing its investment team with first hand knowledge of country and market factors affecting securities in which the Portfolio invests. The Board evaluated the level of skill and expertise required to manage the Portfolio and concluded that the human resources available at the Adviser were appropriate to fulfill effectively its duties on behalf of the Portfolio.

The Board reviewed the compliance programs of the Adviser, the Administrator and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Administrator and its affiliates to requests from the Securities and Exchange Commission and the National Association of Securities Dealers.

27

Eaton Vance Greater India Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser and the Administrator, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement, the administration agreement and the management contract, respectively.

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2005 for the Fund. On the basis of the foregoing and other relevant information, the Board concluded that the performance of the Fund is satisfactory.

Management Fees and Expenses

The Board reviewed contractual management fee rates, including administrative fee rates, payable by the Portfolio and the Fund (referred to collectively as "management fees"). As part of its review, the Board considered the management fees (including administrative fees) and the Fund's total expense ratio for the one-year period ended September 30, 2005, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered the fact that the Adviser and the Administrator had undertaken to waive fees and/or pay expenses of the Fund permanently in an agreed-upon amount. After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and the Administrator in providing investment advisory and administrative services to the Fund and the Portfolio and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser in connection with its relationship with the Portfolio, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Portfolio and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and the Administrator are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser, on the one hand, and the Portfolio and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the Adviser's and Administrator's profitability may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and the Administrator, on the one hand, and the Fund on the other hand. The Board also concluded that the structure of the management fees, which include breakpoints at several asset levels, can be expected to cause such benefits to continue to be shared equitably.

28

Eaton Vance Greater India Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Special Investment Trust (the Trust) and South Asia Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, "EVD" refers to Eaton Vance Distributors, Inc., "LGM" refers to Lloyd George Management (B.V.I.) Limited, "Lloyd George" refers to Lloyd George Investment Management (Bermuda) Limited and "Fox" refers to Fox Asset Management LLC. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVM. Lloyd George is a wholly-owned subsidiary of LGM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Trust and Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee(s)

James B. Hawkes 11/9/41	Trustee of the Trust and the Portfolio; Vice President of the Portfolio	Trustee of the Trust since 1989; Trustee and Vice President of the Portfolio since 1994	Chairman and Chief Executive Officer of EVC, BMR, EVM and EV; Director of EV; Vice President and Director of EVD. Trustee and/or officer of 170 registered investment companies in the Eaton Vance Fund Complex. Mr. Hawkes is an interested person because of his positions with BMR, EVM, EVC and EV, which are affiliates of the Trust and Portfolio.	170	Director of EVC

Hon. Robert Lloyd George 8/13/52	Trustee and President of the Portfolio	Since 1994	Chief Executive Officer of LGM and Lloyd George. Chairman of LGM. Mr. Lloyd George is an interested person because of his positions with LGM and Lloyd George, which are affiliates of the Portfolio.	4	None

Noninterested Trustee(s)

Edward K.Y. Chen 1/14/45	Trustee of the Portfolio	Since 1994	President of Lingnan University in Hong Kong.	5	Director of First Pacific Company, Asia Satellite Telecommunications Holdings Ltd. and Wharf Holdings Limited (property management and communications)

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	170	None

Samuel L. Hayes, III 2/23/35	Trustee and Chairman of the Board	Trustee of the Trust since 1989; of the Portfolio since 1994 and Chairman of the Board since 2005	Jacob H. Schiff Professor of Investment Banking Emeritus, Harvard University Graduate School of Business Administration. Director of Yakima Products, Inc. (manufacturer of automotive accessories) (since 2001) and Director of Telect, Inc. (telecommunications services company).	170	Director of Tiffany & Co. (specialty retailer)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (a holding company owning institutional investment management firms) (1982-2001).	170	None

29

Eaton Vance Greater India Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	170	None

Norton H. Reamer 9/21/35	Trustee	Trustee of the Trust since 1989 and of the Portfolio since 1996	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003).	170	None

Lynn A. Stout 9/14/57	Trustee of the Trust	Trustee of the Trust since 1998 and of the Portfolio since 2003	Professor of Law, University of California at Los Angeles School of Law.	170	None

Ralph F. Verni 1/26/43	Trustee	Since 2005	Consultant and private investor.	170	None

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust and Portfolios	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Thomas E. Faust Jr. 5/31/58	President of the Trust	Since 2002	President of EVC, EVM, BMR and EV and Director of EVC. Chief Investment Officer of EVC, EVM and BMR. Officer of 71 registered investment companies and 5 private investment companies managed by EVM or BMR.

J. Scott Craig 3/15/63	Vice President of the Trust	Since 2006	Vice President of EVM and BMR since January 2005. Previously, he was Director-Real Estate Equities and REIT Portfolio Manager at The Northwestern Mutual Life Insurance Company (1992-2004). Officer of 15 registered investment companies managed by EVM or BMR.

Gregory R. Greene 11/13/66	Vice President of the Trust	Since 2006	Managing Director of Fox. Officer of 16 registered investment companies managed by EVM or BMR.

Elizabeth S. Kenyon 9/8/59	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 17 registered investment companies managed by EVM or BMR.

William Walter Raleigh Kerr 8/17/50	Vice President of the Portfolio	Since 1994	Director, Finance Director and Chief Operating Officer of Lloyd George. Director of LGM. Officer of 4 registered investment companies managed by EVM or BMR.

Duke E. Laflamme 7/8/69	Vice President of the Trust	Since 2001	Vice President of EVM and BMR. Officer of 16 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President of the Trust	Since 2002	Vice President of EVM and BMR. Officer of 45 registered investment companies managed by EVM or BMR.

Michael R. Mach 7/15/47	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 51 registered investment companies managed by EVM or BMR.

30

Eaton Vance Greater India Fund

MANAGEMENT AND ORGANIZATION CONT'D

Principal Officers who are not Trustees (continued)

Name and Date of Birth	Position(s) with the Trust and Portfolios	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Samir Mehta 5/30/67	Vice President of the Portfolio	Since 2005	Chief Investment Officer for Asia of Lloyd George (since May 2004) and analyst and portfolio manager (April 2004-2006) for the Asia region. Officer of 1 registered investment company managed by EVM or BMR.

Robert J. Milmore 4/3/69	Vice President of the Trust	Since 2006	Assistant Vice President of Fox. Previously, Manager of International Treasury of Cendant Corporation (2001-2005). Officer of 16 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President of the Trust	Since 2006	Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 71 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 50 registered investment companies managed by EVM or BMR.

Michael W. Weilheimer 2/11/61	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 24 registered investment companies managed by EVM or BMR.

William J. Austin, Jr. 12/27/51	Treasurer of the Portfolio	Since 2002(2)	Vice President of EVM and BMR. Officer of 47 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer of the Trust	Since 2005(2)	Vice President of EVM and BMR. Officer of 170 registered investment companies managed by EVM or BMR.

Alan R. Dynner 10/10/40	Secretary	Since 1997	Vice President, Secretary and Chief Legal Officer of BMR, EVM, EVD, EV and EVC. Officer of 170 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 170 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(2)  Prior to 2002, Mr. Austin served as Assistant Treasurer of the Portfolio since 1994. Prior to 2005, Ms. Campbell served as Assistant Treasurer of the Trust since 1997.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance's website at www.eatonvance.com or by calling 1-800-225-6265.

31

This Page Intentionally Left Blank

Investment Adviser of South Asia Portfolio
Lloyd George Investment Management
(Bermuda) Limited

3808 One Exchange Square

Central, Hong Kong

Sponsor and Manager of Eaton Vance Greater India Fund
and Administrator of South Asia Portfolio

Eaton Vance Management

The Eaton Vance Building

255 State Street

Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building

255 State Street

Boston, MA 02109

(617) 482-8260

Custodian
Investors Bank & Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Eaton Vance Greater India Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

142-2/07  GISRC

Annual Report December 31, 2006

EATON VANCE
LARGE-CAP
GROWTH
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS, AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Large-Cap Growth Fund as of December 31, 2006

M A N A G E M E N T ‘ S   D I S C U S S I O N   O F   F U N D   P E R F O R M A N C E

The Fund

Performance for the Past Year

•          During the year ended December 31, 2006, theFund’s Class A shares had a total return of 12.42%. This return was the result of an increase in net asset value (NAV) per share to $15.53 on December 31, 2006, from $14.10 on December 31, 2005, and the reinvestment of $0.3233 per share in capital gains.(1)

•          The Fund’s Class B shares  had a total return of 11.67% for the same period, the result of an increase in NAV per share to $15.01 on December 31, 2006, from $13.73 on December 31, 2005, and the reinvestment of $0.3233 per share in capital gains.(1)

•          The Fund’s Class C shares  had a total return of 11.67%  during the same period, the result of an increase in NAV per share to $15.01 on December 31, 2006, from $13.73 on December 31, 2005, and the reinvestment of $0.3233 per share in  capital gains.(1)

•          For comparison, the Russell 1000 Growth Index – a broad-based, unmanaged index of growth stocks – had a total return of 9.07% for the year ended December 31, 2006. Funds in the Lipper Large-Cap Growth Classification had an average return of 5.60% for the same period.(2)

Management Discussion

•          The year ended December 31, 2006, marked another impressive run for equities as broad U.S. markets locked in a fourth consecutive annual gain. Helping fuel the rally were easing inflation and housing concerns, as well as declining oil prices and a continued pause in interest rate increases by the Federal Reserve Board. Record levels of mergers and private equity activity supported higher stock prices, as did better-than-expected earnings and profit results. Price gains for the year were broad-based.

•          Telecommunication, energy and utilities were the top performing sectors during the year, while health care and information technology were the worst performing. The market-leading industries of 2006 included diversified telecommunications, real estate investment trusts, and investment banks. In contrast, the biotech, educational service, and internet and catalog retail industries realized weaker returns. On average, during the course of the year, small-cap stocks bested large-cap stocks and the value investment style continued to lead growth.

•          For the year ended December 31, 2006, the Fund outperformed its primary benchmark, the Russell 1000 Growth, as well as the average return of funds in its peer group, the Lipper Large-Cap Growth Classification.(2)

•          The Fund invests in Large-Cap Growth Portfolio (the Portfolio), a separate registered investment company, with the same objective and investment policies as the Fund. During the period, the Fund’s best relative performance came from Portfolio holdings in the consumer discretionary, materials and industrials sectors. In consumer discretionary, stock selection in media and retail companies proved beneficial. In materials, stock selection in metals and mining, as well as chemicals, greatly added to the Fund’s relative performance.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. For performance as of the most recent month end, please refer to www.eatonvance.com.

(1)       These returns do not include the 5.75% maximum sales charge for Class A shares or the  applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. Absent an allocation of certain expenses to the administrator, the returns would be lower.

(2)       It is not possible to invest directly in an Index or a Lipper Classification. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Lipper Classification return shown is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

In industrials, our long-standing overweight in the aerospace and defense industry helped as well. Also aiding relative performance were stock selection and a relative underweight in the underperforming energy sector.

•          Conversely, stock selection in the telecom and technology sectors negatively impacted overall results. More specifically, stock selection in the wireless services industry had a negative impact on performance as did stock selection and a relative overweight in the under-performing semiconductor industry.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

Common Stock Investments by Sector*

By net assets

* As a percentage of the Portfolio’s net assets as of December 31, 2006. Portfolio information may not be representative of the Portfolio’s current or future investments and may change due to active management.

Ten Largest Holdings**
By net assets
Microsoft Corp.	2.22%
Cisco Systems	2.19%
Medtronic, Inc.	2.17%
United Technologies Corp.	2.14%
Comcast Corp.	2.07%
Proctor & Gamble Co.	1.98%
General Electric Co.	1.90%
General Dynamics Corp.	1.88%
Intel Corp.	1.78%
Roche Holdings Ltd. - ADR	1.70%

**Ten Largest Holdings represented 20.03% of Portfolio net assets as of December 31, 2006. Holdings are subject to change due to active management.

Eaton Vance Large-Cap Growth Fund as of December 31, 2006

F U N D   P E R F O R M A N C E

The line graphs and table set forth below provide information about the Fund’s performance. The line graphs compare the performance of Class A, Class B, and Class C of the Fund with that of the Russell 1000 Growth Index, a broad-based, unmanaged index of growth stocks. The lines on the graphs represent the total returns of a hypothetical investment of $10,000 in each of Class A, Class B, Class C, and the Russell 1000 Growth Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance*	Class A	Class B	Class C
Average Annual Total Returns (at net asset value)
One Year	12.42%	11.67%	11.67%
Life of Fund†	12.14%	11.30%	11.30%

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	5.96%	6.67%	10.67%
Life of Fund†	10.61%	10.97%	11.30%

†Inception Dates – Class A, Class B, and Class C: 9/9/02

*                 Average annual total returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC average annual total returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B shares reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC returns for Class C reflect a 1% CDSC for the first year. Absent an allocation of certain expenses to the administrator, the returns would be lower.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. For performance as of the most recent month end, please refer to www.eatonvance.com.

**Source: Thomson Financial. Class A, Class B, and Class C of the Fund commenced investment operations on 9/9/02. It is not possible to invest directly in an Index. The Index’s total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Eaton Vance Large-Cap Growth Fund as of December 31, 2006

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 – December 31, 2006).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Large-Cap Growth Fund

	Beginning Account Value (7/1/06)	Ending Account Value (12/31/06)	Expenses Paid During Period* (7/1/06 – 12/31/06)
Actual
Class A	$1,000.00	$1,111.60	$7.45	**
Class B	$1,000.00	$1,107.80	$11.42	**
Class C	$1,000.00	$1,107.80	$11.42	**
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.10	$7.12	**
Class B	$1,000.00	$1,014.40	$10.92	**
Class C	$1,000.00	$1,014.40	$10.92	**

* Expenses are equal to the Fund's annualized expense ratio of 1.40% for Class A shares, 2.15% for Class B shares, and 2.15% for Class C shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2006. The Example reflects the expenses of both the Fund and the Portfolio.

** Absent an allocation of certain expenses to the administrator, expenses would be higher.

Eaton Vance Large-Cap Growth Fund as of December 31, 2006

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2006

Assets
Investment in Large-Cap Growth Portfolio, at value (identified cost, $59,415,218)	$70,125,286
Receivable for Fund shares sold	871,755
Receivable from affiliate	57,249
Total assets	$71,054,290
Liabilities
Payable for Fund shares redeemed	$76,044
Payable to affiliate for distribution and service fees	49,533
Payable to affiliate for administration fees	8,718
Payable to affiliate for Trustees' fees	103
Other accrued expenses	53,678
Total liabilities	$188,076
Net Assets	$70,866,214
Sources of Net Assets
Paid-in capital	$60,234,513
Accumulated distributions in excess of net realized gain from Portfolio (computed on the basis of identified cost)	(78,367)
Net unrealized appreciation from Portfolio (computed on the basis of identified cost)	10,710,068
Total	$70,866,214
Class A Shares
Net Assets	$45,235,873
Shares Outstanding	2,912,608
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$15.53
Maximum Offering Price Per Share (100 ÷ 94.25 of $15.53)	$16.48
Class B Shares
Net Assets	$12,484,008
Shares Outstanding	831,846
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$15.01
Class C Shares
Net Assets	$13,146,333
Shares Outstanding	875,833
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$15.01
On sales of $50,000 or more, the offering price of Class A shares is reduced.

Statement of Operations

For the Year Ended
December 31, 2006

Investment Income
Dividends allocated from Portfolio (net of foreign taxes, $3,243)	$509,756
Interest allocated from Portfolio	71,570
Security lending income allocated from Portfolio, net	3,113
Expenses allocated from Portfolio	(363,891)
Net investment income from Portfolios	$220,548
Expenses
Administration fee	$69,407
Trustees' fees and expenses	211
Distribution and service fees Class A	63,906
Class B	116,876
Class C	89,126
Registration fees	58,074
Transfer and dividend disbursing agent fees	47,403
Legal and accounting services	16,397
Printing and postage	15,030
Custodian fee	14,194
Miscellaneous	3,261
Total expenses	$493,885
Deduct — Allocation of Fund expenses to affiliate	$57,249
Total expense reductions	$57,249
Net expenses	$436,636
Net investment loss	$(216,088)
Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) — Investment transactions (identified cost basis)	$1,404,221
Increase from payment by affiliate	385
Net loss realized on the disposal of an investment which did not meet the Portfolio's investment guidelines	(385)
Foreign currency transactions	173
Net realized gain	$1,404,394
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$4,560,079
Foreign currency	213
Net change in unrealized appreciation (depreciation)	$4,560,292
Net realized and unrealized gain	$5,964,686
Net increase in net assets from operations	$5,748,598

See notes to financial statements

Eaton Vance Large-Cap Growth Fund as of December 31, 2006

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended December 31, 2006	Year Ended December 31, 2005
From operations — Net investment loss	$(216,088)	$(129,819)
Net realized gain from investment transactions, payment by affiliate, a net loss realized on the disposal of an investment which did not meet the Portfolio's investment guidelines and foreign currency transactions	1,404,394	904,430
Net change in unrealized appreciation (depreciation) of investments and foreign currency	4,560,292	1,437,977
Net increase in net assets from operations	$5,748,598	$2,212,588
Distributions to shareholders — From net realized gain
Class A	$(909,378)	$(556,672)
Class B	(263,697)	(332,412)
Class C	(276,430)	(215,494)
Total distributions to shareholders	$(1,449,505)	$(1,104,578)
Transactions in shares of beneficial interest — Proceeds from sale of shares
Class A	$27,335,831	$8,705,020
Class B	3,576,517	3,083,942
Class C	6,364,298	2,680,446
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	714,159	496,088
Class B	217,856	277,960
Class C	196,833	175,649
Cost of shares redeemed
Class A	(6,177,151)	(5,791,916)
Class B	(3,301,010)	(1,790,801)
Class C	(1,812,045)	(1,641,716)
Net asset value of shares exchanged
Class A	795,619	172,463
Class B	(795,619)	(172,463)
Net increase in net assets from Fund share transactions	$27,115,288	$6,194,672
Net increase in net assets	$31,414,381	$7,302,682
Net Assets
At beginning of year	$39,451,833	$32,149,151
At end of year	$70,866,214	$39,451,833
Accumulated net investment loss included in net assets
At end of year	$—	$(20)

See notes to financial statements

Eaton Vance Large-Cap Growth Fund as of December 31, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Year Ended December 31,							Period Ended
	2006		2005		2004		2003	December 31, 2002(1)
Net asset value — Beginning of year	$14.100		$13.600		$12.390		$10.030	$10.000
Income (loss) from operations
Net investment income (loss)(2)	$(0.020)		$0.000	(3)	$0.007		$(0.007)	$0.000	(3)
Net realized and unrealized gain	1.773		0.902		1.277	(4)	2.367	0.030	(4)
Total income from operations	$1.753		$0.902		$1.284		$2.360	$0.030
Less distributions
From net realized gain	$(0.323)		$(0.402)		$(0.074)		$—	$—
Total distributions	$(0.323)		$(0.402)		$(0.074)		$—	$—
Net asset value — End of year	$15.530		$14.100		$13.600		$12.390	$10.030
Total Return(5)	12.42	%(6)	6.60%		10.37%		23.53%	0.30%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$45,236		$20,037		$15,829		$8,503	$3,060
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(7)	1.40%		1.40	%(8)	1.40	%(8)	1.40%	1.41	%(9)
Expenses after custodian fee reduction(7)	1.40%		1.40	%(8)	1.40	%(8)	1.40%	1.40	%(9)
Net investment income (loss)	(0.14)%		0.00	%(10)	0.06%		(0.06)%	0.00	%(9)(10)
Portfolio Turnover of the Portfolio	56%		55%		45%		64%	11%

(1)  For the period from the start of business, September 9, 2002, to December 31, 2002.

(2)  Net investment income (loss) per share was computed using average shares outstanding.

(3)  Less than $0.001 per share.

(4)  The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(5)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(6)  During the year ended December 31, 2006, the investment adviser reimbursed the Fund, through the Portfolio, for a net loss realized on the disposal of an investment which did not meet the Portfolio's investment guidelines. The reimbursement was less than $0.01 per share and had no effect on total return for the year ended December 31, 2006.

(7)  Includes the Fund's share of the Portfolio's allocated expenses.

(8)  The investment adviser waived a portion of its investment advisory fee (equal to less than 0.01% and 0.01% of average daily net assets for 2005 and 2004, respectively).

(9)  Annualized.

(10)  Less than 0.01%.

See notes to financial statements

Eaton Vance Large-Cap Growth Fund as of December 31, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class B
	Year Ended December 31,							Period Ended
	2006		2005		2004		2003	December 31, 2002(1)
Net asset value — Beginning of year	$13.730		$13.360		$12.260		$10.000	$10.000
Income (loss) from operations
Net investment loss(2)	$(0.125)		$(0.101)		$(0.091)		$(0.090)	$(0.021)
Net realized and unrealized gain	1.728		0.873		1.265	(3)	2.350	0.021	(3)
Total income from operations	$1.603		$0.772		$1.174		$2.260	$—
Less distributions
From net realized gain	$(0.323)		$(0.402)		$(0.074)		$—	$—
Total distributions	$(0.323)		$(0.402)		$(0.074)		$—	$—
Net asset value — End of year	$15.010		$13.730		$13.360		$12.260	$10.000
Total Return(4)	11.67	%(5)	5.74%		9.58%		22.60%	0.00%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$12,484		$11,809		$10,104		$5,349	$1,595
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(6)	2.15%		2.15	%(7)	2.15	%(7)	2.15%	2.16	%(8)
Expenses after custodian fee reduction(6)	2.15%		2.15	%(7)	2.15	%(7)	2.15%	2.15	%(8)
Net investment loss	(0.88)%		(0.75)%		(0.72)%		(0.81)%	(0.67	)%(8)
Portfolio Turnover of the Portfolio	56%		55%		45%		64%	11%

(1)  For the period from the start of business, September 9, 2002, to December 31, 2002.

(2)  Net investment loss per share was computed using average shares outstanding.

(3)  The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(4)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(5)  During the year ended December 31, 2006, the investment adviser reimbursed the Fund, through the Portfolio, for a net loss realized on the disposal of an investment which did not meet the Portfolio's investment guidelines. The reimbursement was less than $0.01 per share and had no effect on the total return for the year ended December 31, 2006.

(6)  Includes the Fund's share of the Portfolio's allocated expenses.

(7)  The investment adviser waived a portion of its investment advisory fee (equal to less than 0.01% and 0.01% of average daily net assets for 2005 and 2004, respectivley).

(8)  Annualized.

See notes to financial statements

Eaton Vance Large-Cap Growth Fund as of December 31, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class C
	Year Ended December 31,							Period Ended
	2006		2005		2004		2003	December 31, 2002(1)
Net asset value — Beginning of year	$13.730		$13.360		$12.270		$10.010	$10.000
Income (loss) from operations
Net investment loss(2)	$(0.127)		$(0.101)		$(0.092)		$(0.089)	$(0.023)
Net realized and unrealized gain	1.730		0.873		1.256	(3)	2.349	0.033	(3)
Total income from operations	$1.603		$0.772		$1.164		$2.260	$0.010
Less distributions
From net realized gain	$(0.323)		$(0.402)		$(0.074)		$—	$—
Total distributions	$(0.323)		$(0.402)		$(0.074)		$—	$—
Net asset value — End of year	$15.010		$13.730		$13.360		$12.270	$10.010
Total Return(4)	11.67	%(5)	5.74%		9.49%		22.58%	0.10%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$13,146		$7,606		$6,217		$3,770	$1,161
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(6)	2.15%		2.15	%(7)	2.15	%(7)	2.15%	2.16	%(8)
Expenses after custodian fee reduction(6)	2.15%		2.15	%(7)	2.15	%(7)	2.15%	2.15	%(8)
Net investment loss	(0.88)%		(0.75)%		(0.73)%		(0.81)%	(0.71	)%(8)
Portfolio Turnover of the Portfolio	56%		55%		45%		64%	11%

(1)  For the period from the start of business, September 9, 2002, to December 31, 2002.

(2)  Net investment loss per share was computed using average shares outstanding.

(3)  The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(4)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(5)  During the year ended December 31, 2006, the investment adviser reimbursed the Fund, through the Portfolio, for a net loss realized on the disposal of an investment which did not meet the Portfolio's investment guidelines. The reimbursement was less than $0.01 per share and had no effect on total return for the year ended December 31, 2006.

(6)  Includes the Fund's share of the Portfolio's allocated expenses.

(7)  The investment adviser waived a portion of its investment advisory fee (equal to less than 0.01% and 0.01% of average daily net assets for 2005 and 2004, respectively).

(8)  Annualized.

See notes to financial statements

Eaton Vance Large-Cap Growth Fund as of December 31, 2006

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Large-Cap Growth Fund (the Fund) (formerly Eaton Vance Large-Cap Core Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 6). Class B shares held for eight years will automatically convert to Class A shares. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests of Large-Cap Growth Portfolio (the Portfolio) (formerly Large-Cap Core Portfolio), a New York trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (83.5% at December 31, 2006). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Portfolio of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund's net investment income or loss consists of the Fund's pro rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

D  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders, each year, substantially all of its net investment income and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. The Fund had net capital losses of $39,681 attributable to investment transactions incurred after October 31, 2006. These capital losses are treated as arising on the first day of the Fund's taxable year ending December 31, 2007.

E  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian of the Fund. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Fund maintains with IBT. All credit balances used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on the date the securities are purchased or sold. Dividends to shareholders are recorded on the ex-dividend date.

H  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

Eaton Vance Large-Cap Growth Fund as of December 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

2  Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income, if any, and at least one distribution annually of all or substantially all of its net realized capital gains, if any. Distributions are paid in the form of additional shares of the Fund or, at the election of the shareholder, in cash. Shareholders may reinvest all distributions in additional shares of the Fund at the net asset value as of the close of business on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The tax character of distributions paid for the years ended December 31, 2006 and December 31, 2005 was as follows:

	Year Ended December 31,
	2006	2005
Distributions declared from:
Long-term capital gain	$1,449,505	$1,104,578

During the year ended December 31, 2006, accumulated distributions in excess of net realized gain was decreased by $2,057, accumulated net investment loss was decreased by $216,108 and paid-in capital was decreased by $218,165 primarily due to differences between book and tax accounting for net operating losses and foreign currency gains and losses. This change had no effect on the net assets or the net asset value per share.

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Unrealized appreciation	$10,671,382
Other temporary differences	$(39,681)

3  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended December 31,
Class A	2006	2005
Sales	1,809,659	635,893
Issued to shareholders electing to receive payments of distributions in Fund shares	45,781	34,740
Redemptions	(419,278)	(425,331)
Exchanges from Class B shares	55,104	12,228
Net increase	1,491,266	257,530
	Year Ended December 31,
Class B	2006	2005
Sales	246,035	229,666
Issued to shareholders electing to receive payments of distributions in Fund shares	14,446	19,968
Redemptions	(231,722)	(133,592)
Exchanges to Class A shares	(56,758)	(12,516)
Net increase (decrease)	(27,999)	103,526
	Year Ended December 31,
Class C	2006	2005
Sales	436,046	197,302
Issued to shareholders electing to receive payments of distributions in Fund shares	13,053	12,619
Redemptions	(127,115)	(121,455)
Net increase	321,984	88,466

4  Transactions with Affiliates

The administration fee is earned by Eaton Vance Management (EVM) as compensation for managing and administering the business affairs of the Fund. Under the administration agreement, EVM earns a fee in the amount of 0.15% per annum of average daily net assets of the Fund. For the year ended December 31, 2006, the administration fee amounted to $69,407. For the fiscal year ending December 31, 2006, the administrator has agreed to reimburse the Fund's expenses to the extent that total annual Fund expenses exceed 1.40% of average net assets for Class A shares and 2.15% of average net assets for

Eaton Vance Large-Cap Growth Fund as of December 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

Class B and Class C shares. Thereafter, the reimbursement may be changed or terminated at any time. Pursuant to this agreement, EVM was allocated $57,249 of the Fund's operating expenses for the year ended December 31, 2006. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services. For the year ended December 31, 2006, EVM received $4,226 in sub-transfer agent fees.

Except for Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee earned by BMR. Trustees of the Fund that are not affiliated with EVM or BMR may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2006, no significant amounts have been deferred.

Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $31,961 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2006.

Certain officers and Trustees of the Fund and of the Portfolio are officers of the above organizations.

5  Distribution Plans

Class A has in effect a distribution plan pursuant to Rule 12b-1 (Class A Plan) under the Investment Company Act of 1940 (the 1940 Act). The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% of the Fund's average daily net assets attributable to Class A shares for each fiscal year for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued for the year ended December 31, 2006 amounted to $63,906 for Class A shares. The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 1/365 of 0.75% of the Fund's average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD by each respective class. Distribution fees paid or accrued for the year ended December 31, 2006, amounted to $87,657 and $66,845 for Class B and Class C shares, respectively. At December 31, 2006, the amount of Uncovered Distribution Charges of EVD calculated under the Plans was approximately $46,000 and $517,000 for Class B and Class C shares, respectively. The Class B and Class C Plans also authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% annually of the average daily net assets attributable to that Class. Service fees are paid for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the Class B and Class C sales commissions and distribution fees and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges to EVD. Service fees paid or accrued for the year ended December 31, 2006 amounted to $29,219 and $22,281 for Class B and Class C shares, respectively.

6  Contingent Deferred Sales Charge

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within eighteen months of purchase (depending upon the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase.

No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC pertaining to Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered

Eaton Vance Large-Cap Growth Fund as of December 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

Distribution Charges calculated under the Class B and Class C Plans, respectively (see Note 5). CDSC assessed on Class B and Class C shares when no Uncovered Distribution Charges exist for the respective classes will be credited to the Fund. EVD received approximately $833, $38,000 and $3,000 of CDSC paid by shareholders for Class A, Class B and Class C shares, respectively, for the year ended December 31, 2006.

7  Investment Transactions

Increases and decreases in the Fund's investment in the Portfolio aggregated $36,497,160 and $11,998,434, respectively, for the year ended December 31, 2006.

8  Name Change

Effective May 1, 2006, Eaton Vance Large-Cap Core Fund changed its name to Eaton Vance Large-Cap Growth Fund.

9  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, (FIN 48) "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective during the first required financial reporting period for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, (FAS 157) "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

Eaton Vance Large-Cap Growth Fund as of December 31, 2006

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Special Investment Trust and Shareholders of Eaton Vance Large-Cap Growth Fund (formerly Eaton Vance Large-Cap Core Fund):

We have audited the accompanying statement of assets and liabilities of Eaton Vance Large-Cap Growth Fund (the "Fund") (one of the series of Eaton Vance Special Investment Trust) as of December 31, 2006, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, and for the period from the start of business, September 9, 2002, to December 31, 2002. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Large-Cap Growth Fund as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, and for the period from the start of business, September 9, 2002, to December 31, 2002, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 16, 2007

Eaton Vance Large-Cap Growth Fund as of December 31, 2006

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you received in January 2007 showed the tax status of all distributions paid to your account in calendar year 2006. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund's fiscal year end regarding the status of capital gain distributions.

Capital Gain Distributions. The Fund designates $1,449,505 as a long-term capital gain dividend.

Large-Cap Growth Portfolio as of December 31, 2006

PORTFOLIO OF INVESTMENTS

Common Stocks — 96.7%
Security	Shares	Value
Aerospace & Defense — 6.8%
Boeing Co.	14,200	$1,261,528
General Dynamics Corp.	21,300	1,583,655
Rockwell Collins, Inc.	16,500	1,044,285
United Technologies Corp.	28,700	1,794,324
		$5,683,792
Air Freight & Logistics — 1.2%
FedEx Corp.	9,100	$988,442
		$988,442
Beverages — 2.5%
Coca-Cola Co. (The)	13,400	$646,550
PepsiCo, Inc.	22,850	1,429,268
		$2,075,818
Biotechnology — 3.1%
Amgen, Inc.(1)	10,500	$717,255
Biogen Idec, Inc.(1)	19,100	939,529
Gilead Sciences, Inc.(1)	15,100	980,443
		$2,637,227
Capital Markets — 5.8%
Amvescap PLC ADR	34,000	$838,100
Charles Schwab Corp. (The)	47,600	920,584
Franklin Resources, Inc.	6,300	694,071
Goldman Sachs Group, Inc.	4,200	837,270
State Street Corp.	12,200	822,768
UBS AG	13,200	796,356
		$4,909,149
Chemicals — 1.9%
Ecolab, Inc.(2)	9,000	$406,800
EI Du Pont de Nemours & Co.	25,300	1,232,363
		$1,639,163

Security	Shares	Value
Communications Equipment — 7.5%
Cisco Systems, Inc.(1)	67,200	$1,836,576
Corning, Inc.(1)	51,100	956,081
Nokia Oyj ADR	59,500	1,209,040
QUALCOMM, Inc.	17,700	668,883
Research in Motion, Ltd.(1)	6,700	856,126
Tellabs, Inc.(1)	79,400	814,644
		$6,341,350
Computer Peripherals — 4.8%
Apple Computer, Inc.(1)	14,700	$1,247,148
Hewlett-Packard Co.	25,500	1,050,345
Seagate Technology	39,500	1,046,750
Sun Microsystems, Inc.(1)	128,000	693,760
		$4,038,003
Consumer Finance — 0.8%
American Express Co.	11,300	$685,571
		$685,571
Diversified Financial Services — 2.3%
Citigroup, Inc.	11,900	$662,830
JPMorgan Chase & Co.(2)	13,700	661,710
Moody's Corp.	8,400	580,104
		$1,904,644
Electrical Equipment — 1.4%
Emerson Electric Co.	26,200	$1,154,634
		$1,154,634
Electronic Equipment & Instruments — 1.0%
Agilent Technologies, Inc.(1)	25,500	$888,675
		$888,675
Energy Equipment & Services — 0.4%
Halliburton Co.	10,400	$322,920
		$322,920

See notes to financial statements

Large-Cap Growth Portfolio as of December 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Food & Staples Retailing — 2.7%
Safeway, Inc.	18,000	$622,080
Walgreen Co.(2)	9,600	440,544
Wal-Mart Stores, Inc.	25,700	1,186,826
		$2,249,450
Food Products — 2.4%
Nestle SA(3)	3,400	$1,203,831
Wm. Wrigley Jr. Co.	15,500	801,660
		$2,005,491
Health Care Equipment & Supplies — 3.4%
Medtronic, Inc.	34,000	$1,819,340
Zimmer Holdings, Inc.(1)	13,600	1,065,968
		$2,885,308
Health Care Providers & Services — 2.0%
Caremark Rx, Inc.	17,200	$982,292
UnitedHealth Group, Inc.	12,900	693,117
		$1,675,409
Hotels, Restaurants & Leisure — 1.5%
Marriott International, Inc., Class A	26,400	$1,259,808
		$1,259,808
Household Products — 3.1%
Colgate-Palmolive Co.	15,000	$978,600
Procter & Gamble Co.	25,868	1,662,536
		$2,641,136
Industrial Conglomerates — 2.9%
3M Co.	10,600	$826,058
General Electric Co.	42,900	1,596,309
		$2,422,367
Internet Software & Services — 2.4%
Google, Inc., Class A(1)	2,300	$1,059,104
Yahoo!, Inc.(1)	37,500	957,750
		$2,016,854

Security	Shares	Value
IT Services — 2.9%
MasterCard, Inc., Class A(2)	8,300	$817,467
MoneyGram International, Inc.	25,400	796,544
Paychex, Inc.	20,000	790,800
		$2,404,811
Machinery — 0.9%
Danaher Corp.	10,300	$746,132
		$746,132
Media — 6.4%
Clear Channel Outdoor Holdings, Inc., Class A(1)	32,500	$907,075
Comcast Corp., Class A(1)	41,000	1,735,530
McGraw-Hill Companies, Inc., (The)	16,100	1,095,122
Time Warner, Inc.	41,000	892,980
Walt Disney Co., (The)	22,300	764,221
		$5,394,928
Metals & Mining — 0.4%
Freeport-McMoRan Copper & Gold, Inc., Class B(2)	6,100	$339,953
		$339,953
Multiline Retail — 3.0%
Federated Department Stores, Inc.	24,000	$915,120
Nordstrom, Inc.	17,000	838,780
Sears Holdings Corp.(1)(2)	4,400	738,892
		$2,492,792
Oil, Gas & Consumable Fuels — 1.4%
ConocoPhillips	6,500	$467,675
Exxon Mobil Corp.	9,210	705,762
		$1,173,437
Pharmaceuticals — 9.0%
Abbott Laboratories	13,000	$633,230
Allergan, Inc.	9,900	1,185,426
Johnson & Johnson	12,700	838,454
Novartis AG ADR	21,400	1,229,216
Roche Holdings, Ltd. ADR	16,000	1,431,965
Shire PLC ADR	17,100	1,056,096
Wyeth Corp.	22,800	1,160,976
		$7,535,363

See notes to financial statements

Large-Cap Growth Portfolio as of December 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Semiconductors & Semiconductor Equipment — 5.9%
Broadcom Corp., Class A(1)	25,000	$807,750
Intel Corp.	74,000	1,498,500
Linear Technology Corp.(2)	23,800	721,616
Marvell Technology Group, Ltd.(1)(2)	55,500	1,065,045
Texas Instruments, Inc.	30,500	878,400
		$4,971,311
Software — 4.3%
Autodesk, Inc.(1)	19,600	$793,016
Microsoft Corp.	62,420	1,863,861
Oracle Corp.(1)	54,500	934,130
		$3,591,007
Specialty Retail — 1.9%
Best Buy Co., Inc.	13,400	$659,146
J. Crew Group, Inc.(1)	23,500	905,925
		$1,565,071
Textiles, Apparel & Luxury Goods — 0.7%
NIKE, Inc., Class B	5,700	$564,471
		$564,471
Total Common Stocks (identified cost $69,660,338)		$81,204,487
Affiliated Investments — 8.5%
Description	Shares/ Interest (000's omitted)	Value
Eaton Vance Cash Collateral Fund, LLC, 5.31%(4)	4,388	$4,388,174
Investment in Cash Management Portfolio, 4.87%(4)	2,820	2,819,912
Total Affiliated Investments (at amortized cost, $7,208,086)		$7,208,086
Total Investments — 105.2% (identified cost $76,868,424)		$88,412,573
Other Assets, Less Liabilities — (5.2)%		$(4,395,551)
Net Assets — 100.0%		$84,017,022

ADR - American Depository Receipt

(1)  Non-income producing security.

(2)  All or a portion of these securities were on loan at December 31, 2006.

(3)  Foreign security.

(4)  Affiliated investments investing in high quality, U.S. dollar denominated money market instruments, and that are available to Eaton Vance portfolios and funds. The rates shown are the annualized seven-day yields as of December 31, 2006. The amount invested in the Eaton Vance Cash Collateral Fund represents cash collateral received for securities on loan at December 31, 2006. Other Assets, Less Liabilities includes an equal and offsetting liability of the Portfolio to repay collateral amounts upon the return of loaned securities.

See notes to financial statements

Large-Cap Growth Portfolio as of December 31, 2006

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2006

Assets
Unaffiliated investments, at value, including $4,260,732 of securities on loan (identified cost, $69,660,338)	$81,204,487
Affiliated investments, at value (amortized cost, $7,208,086)	7,208,086
Dividends and interest receivable	97,563
Tax reclaim receivable	2,914
Total assets	$88,513,050
Liabilities
Collateral for securities loaned	$4,388,174
Payable to affiliate for investment advisory fees	42,901
Payable to affiliate for Trustees' fees	742
Accrued expenses	64,211
Total liabilities	$4,496,028
Net Assets applicable to investors' interest in Portfolio	$84,017,022
Sources of Net Assets
Net proceeds from capital contributions and withdrawals	$72,472,844
Net unrealized appreciation (computed on the basis of identified cost)	11,544,178
Total	$84,017,022

Statement of Operations

For the Year Ended
December 31, 2006

Investment Income
Dividends (net of foreign taxes, $3,260)	$551,024
Interest	61,530
Security lending income, net	3,384
Interest income allocated from affiliated investment	18,981
Expense allocated from affiliated investment	(1,779)
Total investment income	$633,140
Expenses
Investment adviser fee	$323,154
Trustees' fees and expenses	2,000
Custodian fee	43,244
Legal and accounting services	23,184
Miscellaneous	1,465
Total expenses	$393,047
Net investment income	$240,093
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$1,367,475
Increase from payment by affiliate	385
Net loss realized on the disposal of an investment which did not meet the Portfolio's investment guidelines	(385)
Foreign currency transactions	173
Net realized gain	$1,367,648
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$5,362,973
Foreign currency	221
Net change in unrealized appreciation (depreciation)	$5,363,194
Net realized and unrealized gain	$6,730,842
Net increase in net assets from operations	$6,970,935

See notes to financial statements

Large-Cap Growth Portfolio as of December 31, 2006

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended December 31, 2006	Year Ended December 31, 2005
From operations — Net investment income	$240,093	$200,359
Net realized gain from investment transactions, payment by affiliate, a net loss realized on the disposal of an investment which did not meet the Portfolio's investment guidelines and foreign currency transactions	1,367,648	914,125
Net change in unrealized appreciation (depreciation) of investments and foreign currency	5,363,194	1,437,451
Net increase in net assets from operations	$6,970,935	$2,551,935
Capital transactions — Contributions	$51,014,290	$14,462,559
Withdrawals	(13,555,789)	(9,589,403)
Net increase in net assets from capital transactions	$37,458,501	$4,873,156
Net increase in net assets	$44,429,436	$7,425,091
Net Assets
At beginning of year	$39,587,586	$32,162,495
At end of year	$84,017,022	$39,587,586

See notes to financial statements

Large-Cap Growth Portfolio as of December 31, 2006

FINANCIAL STATEMENTS CONT'D

Supplementary Data

	Year Ended December 31,							Period Ended
	2006		2005		2004		2003	December 31, 2002(1)
Ratios/Supplemental Data
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction	0.78%		0.82	%(5)	0.85	%(5)	1.15%	4.48	%(2)
Expenses after custodian fee reduction	0.78%		0.82	%(5)	0.85	%(5)	1.15%	4.47	%(2)
Net investment income (loss)	0.48%		0.58%		0.58%		0.19%	(3.03	)%(2)
Portfolio Turnover	56%		55%		45%		64%	11%
Total Return(3)	13.14	%(4)	7.23%		10.98%		23.83%	(0.73)%
Net assets, end of year (000's omitted)	$84,017		$39,588		$32,162		$17,579	$5,699

(1)  For the period from the start of business, September 9, 2002, to December 31, 2002.

(2)  Annualized.

(3)  Total return is historical and is not computed on an annualized basis.

(4)  During the year ended December 31, 2006, the investment adviser reimbursed the Portfolio for a net loss realized on the disposal of an investment which did not meet the Portfolio's investment guidelines. The reimbursement had no effect on total return for the year ended December 31, 2006.

(5)  The investment adviser waived a portion of its investment advisory fee (equal to less than 0.01% and 0.01% of average daily net assets for each of the years ended 2005 and 2004, respectively).

See notes to financial statements

Large-Cap Growth Portfolio as of December 31, 2006

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Large-Cap Growth Portfolio (the Portfolio) (formerly Large-Cap Core Portfolio) is registered under the Investment Company Act of 1940 (1940 Act), as amended, as a diversified open-end management investment company. The Portfolio, which was organized as a trust under the laws of the State of New York on June 18, 2002, seeks total return by investing in a broadly diversified selection of equity securities, seeking companies with above-average growth and financial strength. The Portfolio normally invests at least 80% of its net assets in large-cap companies, which management generally considers to be companies with a market capitalization equal to or greater than the median capitalization of companies included in the Russell 1000 Growth Index. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. At December 31, 2006, the Eaton Vance Large-Cap Growth Fund held an approximate 83.5% interest in the Portfolio. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities are acquired with a remaining maturity of more than 60 days, they will be valued by a pricing service. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service.

Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments held by the Portfolio for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

The Portfolio may invest in Cash Management Portfolio (Cash Management) and Cash Collateral Fund, LLC (Cash Collateral), both are affiliated investment companies managed by Boston Management and Research (BMR) and Eaton Vance Management (EVM), respectively. Cash Management values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the Investment Company Act of 1940. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. Investments in Cash Collateral are valued at the net asset value per share on the valuation date.

B  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian to the Portfolio. Pursuant to the custodian agreement, IBT receives a fee

Large-Cap Growth Portfolio as of December 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

reduced by credits which are determined based on the average daily cash balance the Portfolio maintains with IBT. All credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of expenses in the Statement of Operations. For the year ended December 31, 2006, there were no credit balances used to reduce the Portfolio's custodian fee.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

E  Financial Futures Contracts — Upon entering into a financial futures contract, the Portfolio is required to deposit either in cash or securities an amount (initial margin) equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio (margin maintenance) each day, dependent on daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed to hedge against anticipated future changes in price of current or anticipated Portfolio positions. Should prices move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

F  Put Options — Upon the purchase of a put option by the Portfolio, the premium paid is recorded as an asset in the Statement of Assets and Liabilities, the value of which is marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss in the amount of the premium paid. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium paid. When the Portfolio exercises a put option, settlement is made in cash. The risk associated with purchasing options is limited to the premium originally paid.

G  Securities Sold Short — The Portfolio may sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short. Such transactions are done in anticipation of a decline in the market price of the securities or in order to hedge portfolio positions. The Portfolio will generally borrow the security sold in order to make delivery to the buyer. Upon executing the transaction, the Portfolio records the proceeds as deposits with brokers in the Statement of Assets and Liabilities and establishes an offsetting payable for securities sold short for the securities due on settlement. The proceeds are retained by the broker as collateral for the short position. The liability is marked-to-market and the Portfolio is required to pay the lending broker any dividend or interest income earned while the short position is open. A gain or loss is recorded when the security is delivered to the broker. The Portfolio may recognize a loss on the transaction if the market value of the securities sold increases before the securities are delivered.

H  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

I  Indemnifications — Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of

Large-Cap Growth Portfolio as of December 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

J  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

K  Other — Investment transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on securities sold are determined on the basis of identified cost.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by BMR, a subsidiary of EVM, as compensation for management and investment advisory services rendered to the Portfolio. Under the advisory agreement, BMR receives a monthly advisory fee equal to 0.65% annually of average daily net assets of the Portfolio up to $500 million, and at reduced rates as daily net assets exceed that level. The advisory fee payable by the Portfolio is reduced by the Portfolio's allocable portion of the advisory fee paid by Cash Management. For the year ended December 31, 2006, the Portfolio's allocated portion of the advisory fee paid by Cash Management totaled $1,735 and the advisory fee incurred directly by the Fund amounted to $323,154. For the year ended December 31, 2006, the effective annual rate of investment advisory fees paid or accrued on a direct and indirect basis by the Portfolio, based on average net assets, was 0.65%.

Except for Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio that are not affiliated with BMR may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2006, no significant amounts have been deferred.

For the year ended December 31, 2006, BMR reimbursed the Portfolio $385 for a net loss realized on the disposal of an investment which did not meet the Portfolio's investment guidelines.

Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Investment Transactions

Purchases and sales of investments, other than short-term obligations, aggregated $64,079,178 and $28,009,953, respectively, for the year ended December 31, 2006.

4  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in value of the investments owned at December 31, 2006, as computed on a federal income tax basis, were as follows:

Aggregate cost	$76,926,141
Gross unrealized appreciation	$11,901,212
Gross unrealized depreciation	(414,780)
Net unrealized appreciation	$11,486,432

The unrealized appreciation on foreign currency at December 31, 2006 on a federal income tax basis was $29.

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include forward foreign currency exchange contracts, and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Portfolio did not have any open obligations under these financial instruments at December 31, 2006.

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of

Large-Cap Growth Portfolio as of December 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participating portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees for the year ended December 31, 2006.

7  Securities Lending Agreement

The Portfolio has established a securities lending agreement with a securities lending agent, IBT, in which the Portfolio lends portfolio securities to qualified borrowers in exchange for collateral consisting of either cash or U. S. government securities in an amount at least equal to the market value of the securities on loan. Cash collateral is invested in Cash Collateral which invests in high quality money market instruments. The Portfolio earns interest on the amount invested in Cash Collateral but it must pay the broker a loan rebate fee computed as a varying percentage of the collateral received. The loan rebate fee paid by the Portfolio amounted to $230,437 for the year ended December 31, 2006. At December 31, 2006, the value of the securities loaned and the value of the collateral amounted to $4,260,732 and $4,388,174, respectively. In the event of counterparty default, the Portfolio is subject to potential loss if it is delayed or prevented from exercising its right to dispose of the collateral. The Portfolio bears risk in the event that invested collateral is not sufficient to meet obligations due on loans.

8  Name Change

Effective May 1, 2006, Large-Cap Core Portfolio changed its name to Large-Cap Growth Portfolio.

9  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, (FIN 48) "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective during the first required financial reporting period for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, (FAS 157) "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Portfolio's financial statement disclosures.

Large-Cap Growth Portfolio as of December 31, 2006

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors of Large-Cap Growth Portfolio (formerly Large-Cap Core Portfolio):

We have audited the accompanying statement of assets and liabilities of Large-Cap Growth Portfolio (the "Portfolio"), including the portfolio of investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the four years in the period then ended, and for the period from the start of business, September 9, 2002, to December 31, 2002. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Large-Cap Growth Portfolio as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended, and the supplementary data for each of the four years in the period then ended, and for the period from the start of business, September 9, 2002 to December 31, 2002, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 16, 2007

Eaton Vance Large-Cap Growth Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees") cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on March 27, 2006, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February and March 2006. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund managed by it;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•   Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve month period ended March 31, 2006, the Board met nine times and the Special Committee, the Audit Committee and the Governance Committee, each of which is a

27

Eaton Vance Large-Cap Growth Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

Committee comprised solely of Independent Trustees, met eight, twelve and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee concluded that the continuance of the investment advisory agreement of the Large-Cap Growth Portfolio, formerly known as the Large-Cap Core Portfolio (the "Portfolio"), the portfolio in which the Eaton Vance Large-Cap Growth Fund, formerly known as the Eaton Vance Large-Cap Core Fund (the "Fund"), invests, with Boston Management and Research (the "Adviser"), including its fee structure, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Special Committee as well as the factors considered and conclusions reached by the Special Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser.

The Board considered the Adviser's management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. The Board specifically noted the Adviser's in-house equity research capabilities. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management.

The Board reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one- and three-year periods ended September 30, 2005 for the Fund. The Board concluded that the performance of the Fund was satisfactory.

28

Eaton Vance Large-Cap Growth Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including administrative fees, payable by the Portfolio and the Fund (referred to collectively as "management fees"). As part of its review, the Board considered the management fees and the Fund's total expense ratio for the year ended September 30, 2005, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Portfolio, the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Portfolio and the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Portfolio and other advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolio, the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

29

Eaton Vance Large-Cap Growth Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of the Eaton Vance Special Investment Trust (the Trust) and Large-Cap Core Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolio as that term is defined under the 1940 Act. The business address of each Trustee and officer is the Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, "EVD" refers to Eaton Vance Distributors, Inc. and "Fox" refers to Fox Asset Management, LLC. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

James B. Hawkes 11/9/41	Trustee	Trustee of the Trust since 1989 and of the Portfolio since 2002	Chairman and Chief Executive Officer of EVC, BMR, EVM and EV; Director of EV; Vice President and Director of EVD. Trustee and/or officer of 170 registered investment companies in the Eaton Vance Fund Complex. Mr. Hawkes is an interested person because of his positions with BMR, EVM, EVC and EV, which are affiliates of the Trust and Portfolio.	170	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	170	None

Samuel L. Hayes, III 2/23/35	Trustee and Chairman of the Board	Trustee of the Trust since 1989; of the Portfolio since 2002 and Chairman of the Board since 2005	Jacob H. Schiff Professor of Investment Banking Emeritus, Harvard University Graduate School of Business Administration. Director of Yakima Products, Inc. (manufacturer of automotive accessories) (since 2001) and Director of Telect, Inc. (telecommunications services company).	170	Director of Tiffany & Co. (specialty retailer)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (a holding company owning institutional investment management firms) (1982-2001).	170	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	170	None

30

Eaton Vance Large-Cap Growth Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Norton H. Reamer 9/21/35	Trustee	Trustee of the Trust since 1989; of the Portfolio since 2002	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003).	170	None

Lynn A. Stout 9/14/57	Trustee	Trustee of the Trust since 1998; of the Portfolio since 2002	Professor of Law, University of California at Los Angeles School of Law.	170	None

Ralph F. Verni 1/26/43	Trustee	Since 2005	Consultant and private investor.	170	None

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Thomas E. Faust Jr. 5/31/58	President of the Trust	Since 2002	President of EVC, EVM, BMR and EV and Director of EVC. Chief Investment Officer of EVC, EVM and BMR. Officer of 71 registered investment companies and 5 private investment companies managed by EVM or BMR

J. Scott Craig 3/15/63	Vice President of the Trust	Since 2006	Vice President of EVM and BMR since January 2005. Previously, he was Director- Real Estate Equities and REIT Portfolio Manager at The Northwestern Mutual Life Insurance Company (1992-2004). Officer of 15 registered investment companies managed by EVM or BMR.

Gregory R. Greene 11/13/66	Vice President of the Trust	Since 2006	Managing Director of Fox. Officer of 16 registered investment companies managed by EVM or BMR.

Elizabeth S. Kenyon 9/8/59	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 17 registered investment companies managed by EVM or BMR.

Duke E. Laflamme 7/8/69	Vice President of the Trust	Since 2001	Vice President of EVM and BMR. Officer of 16 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President of the Trust	Since 2002	Vice President of EVM and BMR. Officer of 45 registered investment companies managed by EVM or BMR.

Michael R. Mach 7/15/47	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 51 registered investment companies managed by EVM or BMR.

Robert J. Milmore 4/3/69	Vice President of the Trust	Since 2006	Assistant Vice President of Fox. Previously, Manager of International Treasury of Cendant Corporation (2001-2005). Officer of 16 registered investment companies managed by EVM or BMR.

Lewis R. Piantedosi 8/10/65	Vice President of the Portfolio	Since 2002	Vice President of EVM and BMR. Officer of 5 registered investment companies managed by EVM or BMR.

31

Eaton Vance Large-Cap Growth Fund

MANAGEMENT AND ORGANIZATION CONT'D

Principal Officers who are not Trustees (continued)

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Duncan W. Richardson 10/26/57	Vice President of the Trust and President of the Portfolio	Vice President of the Trust since 2006 and President of the Portfolio since 2002	Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 71 registered investment companies managed by EVM or BMR.

Judith A. Saryon 8/21/54	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 50 registered investment companies managed by EVM or BMR.

Michael W. Weilheimer 2/11/61	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 24 registered investment companies maaged by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer of the Trust	Since 2005(2)	Vice President of EVM and BMR. Officer of 170 registered investment companies managed by EVM or BMR.

Alan R. Dynner 10/10/40	Secretary	Secretary of the Trust since 1997 and of the Portfolio since 2002	Vice President, Secretary and Chief Legal Officer of BMR, EVM, EVD, EV and EVC. Officer of 170 registered investment companies managed by EVM or BMR.

Michelle A. Green 8/25/69	Treasurer of the Portfolio	Since 2002	Vice President of EVM and BMR. Officer of 63 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 170 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(2)  Prior to 2005, Ms. Campbell served as Assistant Treasurer of the Trust since 1997.

The SAI for the Fund includes additional information about the Trustee and officers of the Fund and the Portfolio and can be obtained without charge calling 1-800-225-6265.

32

Investment Adviser of Large-Cap Growth Portfolio
Boston Management and Research

The Eaton Vance Building
255 State Street
Boston, MA 02109

Administrator of Eaton Vance Large-Cap Growth Fund
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
Investors Bank & Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Large-Cap Growth Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

1559-2/07  LCCSRC

Annual Report December 31, 2006

EATON VANCE
LARGE-CAP
VALUE
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS, AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Large-Cap Value Fund as of December 31, 2006

MANAGEMENT‘S DISCUSSION OF FUND PERFORMANCE

Michael R. Mach, CFA

Portfolio Manager

The Fund

Performance for the Past Year

•  For the year ended December 31, 2006, the Fund’s Class A shares had a total return of 18.81%. This return was the result of an increase in net asset value (NAV) per share to $21.04 on December 31, 2006, from $18.42 on December 31, 2005, and the reinvestment of $0.262 per share in dividend income and $0.539 per share in capital gains.(1)

•  The Fund’s Class B shares had a total return of 17.92% for the same period, the result of an increase in NAV per share to $21.04 from $18.42, and the reinvestment of $0.115 per share in dividend income and $0.539 per share in capital gains.(1)

•  The Fund’s Class C shares had a total return of 17.92% for the same period, the result of an increase in NAV per share to $21.04 from $18.42, and the reinvestment of $0.115 per share in dividend income and $0.539 per share in capital gains.(1)

•  The Fund’s Class I shares had a total return of 19.10% for the same period, the result of an increase in NAV per share to $21.04 from $18.42, and the reinvestment of $0.311 per share in dividend income and $0.539 per share in capital gains.(1)

•  The Fund’s Class R shares had a total return of 18.55% for the same period, the result of an increase in NAV per share to $21.04 from $18.42, and the reinvestment of $0.218 per share in dividend income and $0.539 per share in capital gains.(1)

•  For comparison, the Fund’s benchmark, the Russell 1000 Value Index – a broad-based, unmanaged index of value stocks – had a total return of 22.25% during the period, while the broader market, as measured by the S&P 500 Index – a broad-based, unmanaged market index commonly used as a measure of U.S. stock market performance – was up 15.78%. Funds in the Lipper Large-Cap Value Classification had a total return of 17.96% during the same period.(2)

Management Discussion

•  2006 was a stronger year than most investment professionals anticipated and marked the fourth consecutive year for equity gains. A solid rally in the equity markets, which began in the second half of the year, continued to gain momentum into the fourth quarter as investor concerns over inflation and rising energy prices appeared to ease considerably. Strong profit gains, large share buybacks, private equity firms flush with cash, and a dramatic increase in merger and acquisition activity all contributed to the positive momentum in the second half.

•  The Fund invests its assets in a separate registered investment company with the same objective and investment policies as the Fund, Large-Cap Value Portfolio (the Portfolio). For its most recent fiscal year ended December 31, 2006, the Fund’s Class A shares outperformed the average return of funds in its peer group, the Lipper Large-Cap Value Classification, as well as the broader market, as measured by the S&P 500 Index, but lagged the Russell 1000 Value Index.(2)

•  While all sectors in the Russell 1000 Value Index posted positive returns, the strongest gains came from the financials and energy sectors, while information technology and health care were the weakest.(2) The Portfolio’s sector allocations, relative to the Index, had a modestly negative effect on performance.

•  Stock selection remained the primary driver of the Fund’s relative performance. Portfolio holdings in the materials and financials sectors were additive to returns, and an overweighting in a number of outperforming holdings in financials and materials made positive contributions.

•  Overall, the Fund had positive performance from each of the 10 sectors in which it was invested. An overweight in one of the Russell 1000 Value Index’s weaker-performing consumer discretionary names was one factor in the Fund’s relative underperformance. Being underweighted in one energy stock and one telecom stock with strong year-to-date performance accounted for the majority of the remaining shortfall.

(1)   These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. Class I and Class R shares are offered to certain investors at net asset value.

(2)   It is not possible to invest directly in an Index or a Lipper Classification. The Indexes’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indexes. Index returns available as of month end only. The Lipper Classification return shown is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund and is available as of month end only.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

1

•  In these yearly discussions, we believe it is important to consider the Fund’s longer-term performance, along with more recent results. Over the past three-, five- and 10-year periods, the 15.28%, 9.73% and 11.84% respective annualized returns of the Fund’s A shares have been well ahead of the 10.43%, 6.18% and 8.42% returns of the S&P 500 Index. The returns generated by the Fund’s A shares compared well to the 15.09% annualized three-year, 10.86% annualized five-year and 11.00% annualized 10-year returns generated by the Russell 1000 Value Index.(1)

•  Throughout the past decade, we believe the engines most responsible for driving the Fund’s strong performance have been its well-defined investment philosophy, its disciplined investment process, and its ability to take advantage of the insights generated by Eaton Vance’s stable, seasoned team of equity research analysts.

•  In closing, I would like to thank you, my fellow shareholders, for your continued confidence and participation in the Fund.

The views expressed throughout this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

Common Stock Investments by Sector*

By net assets

Ten Largest Holdings**

By net assets

Citigroup, Inc.	2.60%
ExxonMobil Corp.	2.51%
Altria Group, Inc.	2.51%
Bank of America Corp.	2.50%
ConocoPhillips	2.48%
Wyeth	2.38%
Goldman Sachs Group, Inc.	2.33%
Verizon Communications, Inc.	2.31%
JPMorgan Chase & Co.	2.26%
Chevron Corp.	2.19%

*                 As a percentage of Portfolio net assets as of December 31, 2006. Portfolio information may not be representative of the Portfolio’s current or future investments and may change due to active management.

**          Ten Largest Holdings represented 24.07% of Portfolio net assets as of December 31, 2006. Holdings are subject to change due to active management.

(1)       It is not possible to invest directly in an Index. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

2

Eaton Vance Large-Cap Value Fund as of December 31, 2006

FUND PERFORMANCE

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the Russell 1000 Value Index, a broad-based, unmanaged index of value stocks, and the S&P 500 Index, a broad-based, unmanaged market index of common stocks commonly used as a measure of U.S. stock market performance. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A, the Russell 1000 Value Index and the S&P 500 Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

*                 Source: Thomson Financial. Class A of the Fund commenced investment operations on 9/23/31. A $10,000 hypothetical investment at net asset value in Class B shares on 12/31/96, Class C shares on 12/31/96, Class I share on 12/28/04, and Class R shares on 2/18/04 would have been valued at $28,283, $28,074, $13,395, and $14,641, respectively, on 12/31/06. It is not possible to invest directly in an Index. The Indexes’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in an Index.

Performance **	Class A	Class B	Class C	Class I	Class R
Average Annual Total Returns (at net asset value)
One Year	18.81%	17.92%	17.92%	19.10%	18.55%
Five Years	9.73%	8.91%	8.92%	N.A.	N.A.
Ten Years	11.84%	10.96%	10.87%	N.A.	N.A.
Life of Fund†	9.78%	12.28%	12.49%	15.65%	14.21%
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	12.00%	12.92%	16.92%	19.10%	18.55%
Five Years	8.43%	8.63%	8.92%	N.A.	N.A.
Ten Years	11.18%	10.96%	10.87%	N.A.	N.A.
Life of Fund†	9.69%	12.28%	12.49%	15.65%	14.21%

†Inception Dates — Class A: 9/23/31; Class B: 8/17/94; Class C: 11/4/94; Class I: 12/28/04; Class R: 2/18/04

**          Average annual total returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC average annual total returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B shares reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC returns for Class C reflect a 1% CDSC for the first year. Class I and Class R shares are offered to certain investors at net asset value.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance Large-Cap Value Fund as of December 31, 2006

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 – December 31, 2006).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Large-Cap Value Fund

	Beginning Account Value (7/1/06)	Ending Account Value (12/31/06)	Expenses Paid During Period* (7/1/06 – 12/31/06)
Actual
Class A	$1,000.00	$1,122.00	$5.40
Class B	$1,000.00	$1,117.80	$9.34
Class C	$1,000.00	$1,117.80	$9.34
Class I	$1,000.00	$1,123.40	$4.12
Class R	$1,000.00	$1,120.60	$6.73
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.10	$5.14
Class B	$1,000.00	$1,016.40	$8.89
Class C	$1,000.00	$1,016.40	$8.89
Class I	$1,000.00	$1,021.30	$3.92
Class R	$1,000.00	$1,018.90	$6.41

* Expenses are equal to the Fund's annualized expense ratio of 1.01% for Class A shares, 1.75% for Class B shares, 1.75% for Class C shares, 0.77% for Class I shares, and 1.26% for Class R shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2006. The example reflects the expenses of both the Fund and the Portfolio.

4

Eaton Vance Large-Cap Value Fund as of December 31, 2006

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2006

Assets
Investment in Large-Cap Value Portfolio, at value (identified cost, $3,522,155,322)	$4,193,369,932
Receivable for Fund shares sold	21,779,481
Total assets	$4,215,149,413
Liabilities
Payable for Fund shares redeemed	$6,686,563
Payable to affiliate for distribution and service fees	2,703,006
Dividends payable	13,404
Payable to affiliate for Trustees' fees	869
Accrued expenses	1,006,832
Total liabilities	$10,410,674
Net Assets	$4,204,738,739
Sources of Net Assets
Paid-in capital	$3,488,437,247
Accumulated undistributed net realized gain from Portfolio (computed on the basis of identified cost)	44,931,488
Accumulated undistributed net investment income	169,548
Net unrealized appreciation from Portfolio (computed on the basis of identified cost)	671,200,456
Total	$4,204,738,739
Class A Shares
Net Assets	$3,369,986,134
Shares Outstanding	160,165,336
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$21.04
Maximum Offering Price Per Share (100 ÷ 94.25 of $21.04)	$22.32
Class B Shares
Net Assets	$252,842,644
Shares Outstanding	12,018,489
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$21.04
Class C Shares
Net Assets	$462,469,155
Shares Outstanding	21,980,755
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$21.04
Class I Shares
Net Assets	$63,156,786
Shares Outstanding	3,001,908
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$21.04
Class R Shares
Net Assets	$56,284,020
Shares Outstanding	2,675,678
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$21.04
On sales of $50,000 or more, the offering price of Class A shares is reduced.

Statement of Operations

For the Year Ended
December 31, 2006

Investment Income
Dividends allocated from Portfolio (net of foreign taxes, $207,213)	$66,466,387
Interest allocated from Portfolio	6,104,105
Security lending income allocated from Portfolio, net	146,859
Expenses allocated from Portfolio	(19,120,768)
Net investment income from Portfolio	$53,596,583
Expenses
Trustees' fees and expenses	2,999
Distribution and service fees Class A	5,991,553
Class B	2,272,166
Class C	3,388,031
Class R	145,907
Transfer and dividend disbursing agent fees	2,716,921
Registration fees	503,000
Printing and postage	479,200
Legal and accounting services	143,926
Custodian fee	31,610
Miscellaneous	11,436
Total expenses	$15,686,749
Net investment income	$37,909,834
Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) — Investment transactions (identified cost basis)	$121,526,556
Foreign currency transactions	73,475
Net realized gain	$121,600,031
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$379,211,875
Foreign currency	(4,669)
Net change in unrealized appreciation (depreciation)	$379,207,206
Net realized and unrealized gain	$500,807,237
Net increase in net assets from operations	$538,717,071

See notes to financial statements
5

Eaton Vance Large-Cap Value Fund as of December 31, 2006

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended December 31, 2006	Year Ended December 31, 2005
From operations — Net investment income	$37,909,834	$14,468,612
Net realized gain from investment transactions and foreign currency transactions	121,600,031	47,045,936
Net change in unrealized appreciation (depreciation) from investments and foreign currency	379,207,206	95,978,834
Net increase in net assets from operations	$538,717,071	$157,493,382
Distributions to shareholders — From net investment income Class A	$(33,108,667)	$(12,680,850)
Class B	(1,325,397)	(505,097)
Class C	(2,013,824)	(859,805)
Class I	(520,443)	(71,352)
Class R	(346,816)	(20,772)
From net realized gain
Class A	(76,215,660)	(15,767,394)
Class B	(6,295,197)	(2,126,366)
Class C	(10,621,659)	(2,389,354)
Class I	(1,288,060)	(191,879)
Class R	(1,155,212)	(51,033)
Total distributions to shareholders	$(132,890,935)	$(34,663,902)
Transactions in shares of beneficial interest — Proceeds from sale of shares Class A	$1,852,583,894	$983,313,459
Class B	53,345,310	57,958,843
Class C	214,252,578	122,306,334
Class I	41,668,336	18,013,327
Class R	52,670,977	5,680,079
Net asset value of shares issued to shareholders in payment of distributions declared Class A	84,716,165	21,887,714
Class B	5,998,645	2,062,357
Class C	8,207,470	2,013,938
Class I	1,777,603	263,231
Class R	1,465,476	66,858
Cost of shares redeemed
Class A	(483,119,808)	(227,404,173)
Class B	(32,451,377)	(26,615,597)
Class C	(39,569,167)	(23,732,119)
Class I	(2,893,546)	(132,198)
Class R	(7,370,072)	(1,000,491)
Net asset value of shares exchanged Class A	10,451,686	3,278,723
Class B	(10,451,686)	(3,278,723)
Net increase in net assets from Fund share transactions	$1,751,282,484	$934,681,562
Net increase in net assets	$2,157,108,620	$1,057,511,042

Net Assets	Year Ended December 31, 2006	Year Ended December 31, 2005
At beginning of year	$2,047,630,119	$990,119,077
At end of year	$4,204,738,739	$2,047,630,119
Accumulated undistributed net investment income included in net assets
At end of year	$169,548	$40,756

See notes to financial statements
6

Eaton Vance Large-Cap Value Fund as of December 31, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Year Ended December 31,
	2006(1)	2005(1)	2004(1)	2003	2002(1)
Net asset value — Beginning of year	$18.420	$16.880	$14.760	$12.110	$14.530
Income (loss) from operations
Net investment income	$0.276	$0.214	$0.185	$0.146	$0.128
Net realized and unrealized gain (loss)	3.145	1.716	2.113	2.654	(2.408)
Total income (loss) from operations	$3.421	$1.930	$2.298	$2.800	$(2.280)
Less distributions
From net investment income	$(0.262)	$(0.198)	$(0.178)	$(0.150)	$(0.140)
From net realized gain	(0.539)	(0.192)	—	—	—
Total distributions	$(0.801)	$(0.390)	$(0.178)	$(0.150)	$(0.140)
Net asset value — End of year	$21.040	$18.420	$16.880	$14.760	$12.110
Total Return(2)	18.81%	11.47%	15.68%	23.30%	(15.78)%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$3,369,986	$1,583,242	$709,961	$332,662	$184,446
Ratios (As a percentage of average daily net assets):
Expenses(3)	1.01%†	1.04%†	1.07%†	1.13%	1.13%
Net investment income	1.39%†	1.21%†	1.21%†	1.24%	0.97%
Portfolio Turnover of the Portfolio	52%	72%	56%	57%	181%

†  The operating expenses of the Portfolio reflect a reduction of the investment advisor fee. Had such action not been taken, the ratios and net investment income per share would have been the same.

(1)  Net investment income per share was computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(3)  Includes the Fund's share of the Portfolio's allocated expenses.

See notes to financial statements
7

Eaton Vance Large-Cap Value Fund as of December 31, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class B
	Year Ended December 31,
	2006(1)	2005(1)(2)	2004(1)(2)	2003(2)	2002(1)(2)
Net asset value — Beginning of year	$18.420	$16.860	$14.740	$12.100	$14.520
Income (loss) from operations
Net investment income	$0.128	$0.075	$0.071	$0.061	$0.029
Net realized and unrealized gain (loss)	3.146	1.724	2.111	2.635	(2.410)
Total income (loss) from operations	$3.274	$1.799	$2.182	$2.696	$(2.381)
Less distributions
From net investment income	$(0.115)	$(0.047)	$(0.062)	$(0.056)	$(0.039)
From net realized gain	(0.539)	(0.192)	—	—	—
Total distributions	$(0.654)	$(0.239)	$(0.062)	$(0.056)	$(0.039)
Net asset value — End of year	$21.040	$18.420	$16.860	$14.740	$12.100
Total Return(3)	17.92%	10.68%	14.80%	22.36%	(16.41)%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$252,843	$206,114	$159,792	$135,355	$88,907
Ratios (As a percentage of average daily net assets):
Expenses(4)	1.76%†	1.79%†	1.82%†	1.88%	1.88%
Net investment income	0.65%†	0.43%†	0.46%†	0.48%	0.21%
Portfolio Turnover of the Portfolio	52%	72%	56%	57%	181%

†  The operating expenses of the Portfolio reflect a reduction of the investment advisor fee. Had such action not been taken, the ratios and net investment income per share would have been the same.

(1)  Net investment income per share was computed using average shares outstanding.

(2)  Per share data have been restated to reflect the effects of a 1.1543108-for1 stock split effective on November 11, 2005.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

See notes to financial statements
8

Eaton Vance Large-Cap Value Fund as of December 31, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class C
	Year Ended December 31,
	2006(1)	2005(1)(2)	2004(1)(2)	2003(2)	2002(1)(2)
Net asset value — Beginning of year	$18.420	$16.900	$14.790	$12.140	$14.550
Income (loss) from operations
Net investment income	$0.128	$0.080	$0.071	$0.058	$0.027
Net realized and unrealized gain (loss)	3.146	1.717	2.117	2.647	(2.399)
Total income (loss) from operations	$3.274	$1.797	$2.188	$2.705	$(2.372)
Less distributions
From net investment income	$(0.115)	$(0.085)	$(0.078)	$(0.055)	$(0.038)
From net realized gain	(0.539)	(0.192)	—	—	—
Total distributions	$(0.654)	$(0.277)	$(0.078)	$(0.055)	$(0.038)
Net asset value — End of year	$21.040	$18.420	$16.900	$14.790	$12.140
Total Return(3)	17.92%	10.64%	14.81%	22.34%	(16.35)%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$462,469	$234,164	$119,453	$88,867	$42,950
Ratios (As a percentage of average daily net assets):
Expenses(4)	1.76%†	1.79%†	1.82%†	1.88%	1.88%
Net investment income	0.65%†	0.45%†	0.46%†	0.49%	0.21%
Portfolio Turnover of the Portfolio	52%	72%	56%	57%	181%

†  The operating expenses of the Portfolio reflect a reduction of the investment advisor fee. Had such action not been taken, the ratios and net investment income per share would have been the same.

(1)  Net investment income per share was computed using average shares outstanding.

(2)  Per share data have been restated to reflect the effects of a 0.9159802-for-1 reverse stock split effective on November 11, 2005.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

See notes to financial statements
9

Eaton Vance Large-Cap Value Fund as of December 31, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class I
	Year Ended December 31,
	2006(1)	2005(1)	2004(1)(2)
Net asset value — Beginning of year	$18.420	$16.880	$16.770
Income (loss) from operations
Net investment income	$0.329	$0.300	$0.011
Net realized and unrealized gain	3.141	1.672	0.099
Total income from operations	$3.470	$1.972	$0.110
Less distributions
From net investment income	$(0.311)	$(0.240)	$—
From net realized gain	(0.539)	(0.192)	—
Total distributions	$(0.850)	$(0.432)	$—
Net asset value — End of period	$21.040	$18.420	$16.880
Total Return(3)	19.10%	11.73%	0.66%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$63,157	$18,590	$249
Ratios (As a percentage of average daily net assets):
Expenses(4)	0.77%†	0.79%†	0.82	%(5)†
Net investment income	1.65%†	1.65%†	6.09	%(5)†
Portfolio Turnover of the Portfolio	52%	72%	56%

†  The operating expenses of the Portfolio reflect a reduction of the investment advisor fee. Had such action not been taken, the ratios and net investment income per share would have been the same.

(1)  Net investment income per share was computed using average shares outstanding.

(2)  For the period from the commencement of operations, December 28, 2004, to December 31, 2004.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

(5)  Annualized

See notes to financial statements
10

Eaton Vance Large-Cap Value Fund as of December 31, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class R
	Year Ended December 31,
	2006(1)	2005(1)(2)	2004(1)(2)(3)
Net asset value — Beginning of year	$18.420	$16.890	$15.310
Income (loss) from operations
Net investment income	$0.225	$0.187	$0.125
Net realized and unrealized gain	3.152	1.697	1.568
Total income from operations	$3.377	$1.884	$1.693
Less distributions
From net investment income	$(0.218)	$(0.162)	$(0.113)
From net realized gain	(0.539)	(0.192)	—
Total distributions	$(0.757)	$(0.354)	$(0.113)
Net asset value — End of period	$21.040	$18.420	$16.890
Total Return(4)	18.55%	11.17%	11.10%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$56,284	$5,521	$664
Ratios (As a percentage of average daily net assets):
Expenses(5)	1.26%†	1.29%†	1.32	%(6)†
Net investment income	1.12%†	1.05%†	0.93	%(6)†
Portfolio Turnover of the Portfolio	52%	72%	56%

†  The operating expenses of the Portfolio reflect a reduction of the investment advisor fee. Had such action not been taken, the ratios and net investment income per share would have been the same.

(1)  Net investment income per share was computed using average shares outstanding.

(2)  Per share data have been restated to reflect the effects of a 0.8489841-for-1 reverse stock split effective on November 11, 2005.

(3)  For the period from the commencement of operations, February 18, 2004, to December 31, 2004.

(4)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(5)  Includes the Fund's share of the Portfolio's allocated expenses.

(6)  Annualized

See notes to financial statements
11

Eaton Vance Large-Cap Value Fund as of December 31, 2006

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Large-Cap Value Fund (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund offers five classes of shares: Class A, Class B, Class C, Class I and Class R shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 6). Class I and Class R shares are offered at net asset value and are not subject to a sales charge. The Trustees have adopted a conversion feature pursuant to which Class B shares of the Fund automatically convert to Class A shares eight years after their purchase as described in the Fund's prospectus. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class specific expenses. The Fund invests all of its investable assets in interests in Large-Cap Value Portfolio (the Portfolio), a New York trust, having the same investment objective and policies as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (98.0% at December 31, 2006). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund's net investment income or loss consists of the Fund's pro rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Trust's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders, each year, substantially all of its net investment income and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

D  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

E  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian of the Fund. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Fund maintains with IBT. All credit balances used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

G  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

Eaton Vance Large-Cap Value Fund as of December 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

2  Distributions to Shareholders

The Fund's present policy is to pay quarterly dividends from net investment income allocated to the Fund by the Portfolio (less the Fund's direct and allocated expenses) and to distribute at least annually any net realized capital gains so allocated. Distributions are paid in the form of additional shares of the same class of the Fund or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The tax character of the distributions declared for the years ended December 31, 2006 and December 31, 2005 was as follows:

	Year Ended December 31,
	2006	2005
Distributions declared from:
Long-Term Capital Gain	$95,575,788	$20,526,026
Ordinary income	$37,315,147	$14,137,876

During the year ended December 31, 2006, paid-in capital was decreased by $124,848, undistributed net investment income was decreased by $465,896, and accumulated net realized gain was increased by $590,744 primarily due to differences between book and tax accounting for currency transactions, partnership allocations of gains/losses, and distributions from REITs. This change had no effect on the net assets or the net asset value per share.

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed net investment income	$169,548
Long term capital gain	$37,962,464

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the statement of assets and liabilities are primarily due to wash sales.

3  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended December 31,
Class A	2006	2005
Sales	94,002,695	55,364,339
Issued to shareholders electing to receive payments of distributions in Fund shares	4,153,269	1,191,489
Redemptions	(24,478,680)	(12,850,438)
Exchange from Class B shares	529,286	184,529
Net increase	74,206,570	43,889,919
	Year Ended December 31,
Class B	2006	2005(1)
Sales	2,719,568	3,301,581
Issued to shareholders electing to receive payments of distributions in Fund shares	294,492	111,371
Redemptions	(1,657,373)	(1,514,563)
Exchange to Class A shares	(529,623)	(184,753)
Net increase	827,064	1,713,636
	Year Ended December 31,
Class C	2006	2005(2)
Sales	10,878,450	6,877,110
Issued to shareholders electing to receive payments of distributions in Fund shares	399,934	109,063
Redemptions	(2,011,032)	(1,342,400)
Net increase	9,267,352	5,643,773
	Year Ended December 31,
Class I	2006	2005
Sales	2,051,723	987,568
Issued to shareholders electing to receive payments of distributions in Fund shares	86,263	14,145
Redemptions	(145,357)	(7,199)
Net increase	1,992,629	994,514

Eaton Vance Large-Cap Value Fund as of December 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

	Year Ended December 31,
Class R	2006	2005(3)
Sales	2,674,747	312,636
Issued to shareholders electing to receive payments of distributions in Fund shares	70,975	3,609
Redemptions	(369,808)	(55,782)
Net increase	2,375,914	260,463

(1)  Transactions reflect the effects of a 1.1543108-for-1 stock split effective on November 11, 2005.

(2)  Transactions reflect the effects of a 0.9159802-for-1 reverse-stock split effective on November 11, 2005.

(3)  Transactions reflect the effects of a 0.8489841-for-1 reverse-stock split effective on November 11, 2005.

4  Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator of the Fund, but does not currently receive a fee. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Except as to Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services. For the year ended December 31, 2006, EVM received $161,957 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $586,019 from the Fund as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2006.

Certain officers and Trustees of the Fund and of the Portfolio are officers of the above organizations. Trustees of the portfolio that are not affiliated with the investment adviser may elect to defer receipt of all or a portion of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2006, no significant amounts have been deferred.

5  Distribution Plans

Class A has in effect a distribution plan pursuant to Rule 12b-1 (Class A Plan) under the Investment Company Act of 1940 (the 1940 Act). The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% of the Fund's average daily net assets attributable to Class A shares for each fiscal year for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued for the year ended December 31, 2006 amounted to $5,991,553 for Class A shares. The Fund also has in effect distribution plans for Class B shares (Class B Plan), Class C shares (Class C Plan) and Class R shares (Class R Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 1/365 of 0.75% of the Fund's average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts therefore paid to EVD by each respective class. The Fund paid or accrued $1,704,125 and $2,541,023 for Class B and Class C shares, respectively, to or payable to EVD for the year ended December 31, 2006, representing 0.75% (annualized) of the average daily net assets for Class B and Class C shares. At December 31, 2006, the amount of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans was approximately $4,537,371 and $28,682,049 for Class B and Class C shares, respectively. The Class R Plan provides for the Fund to pay EVD an amount equal to 0.50% (annualized) of the Fund's average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% (annualized) of average daily net assets attributable to Class R shares. For the year ended December 31, 2006 the Fund paid or accrued $72,954 for Class R shares to or payable to EVD, representing 0.25% of the average daily net assets for Class R shares. The Class B, Class C and Class R Plans also authorize the Fund to make payments of service fees to EVD, investment dealers, and other persons in an amount not exceeding 0.25% annually of the average daily net assets attributable to that Class. Service fees are paid for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the Class B and C sales commissions and distribution fees and, as such are not subject to automatic

Eaton Vance Large-Cap Value Fund as of December 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees for year ended December 31, 2006 amounted to $568,041, $847,008 and $72,954 for Class B, Class C and Class R shares, respectively.

6  Contingent Deferred Sales Charge

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Prior to September 15, 2006, Class A shares purchased at net asset value in amounts of $1 million or more (other than shares purchased in a single transaction of $5 million or more) are subject to a 1% CDSC if redeemed within one year of purchase. Effective September 15, 2006, all purchases of Class A shares of $1 million or more will be subject to a 1% contingent deferred sales charge in the event of redemption within 18 months of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. The Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Class B and Class C Distribution Plans (see Note 5). CDSC charges received when no Uncovered Distribution Charges exist will be retained by the Fund. The Fund was informed that EVD received approximately $18,328, $407,157 and $82,198 of CDSC paid by shareholders for Class A shares, Class B shares and Class C shares, for the year ended December 31, 2006.

7  Investment Transactions

Increases and decreases in the Fund's investment in the Portfolio aggregated $2,244,463,161 and $618,215,529, respectively, for the year ended December 31, 2006.

8  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, (FIN 48) "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective during the first required financial reporting period for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, (FAS 157) "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

Eaton Vance Large-Cap Value Fund as of December 31, 2006

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders
of Eaton Vance Large-Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Eaton Vance Large-Cap Value Fund (the "Fund"), a series of Eaton Vance Special Investment Trust at December 31, 2006, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 21, 2007

16

Eaton Vance Large-Cap Value Fund as of December 31, 2006

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you received in January 2007 showed the tax status of all distributions paid to your account in calendar 2006. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund's fiscal year end regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates $50,194,915 or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund's dividend distribution that qualifies under tax law. For the Fund's fiscal 2006 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.

Capital Gains Dividends. The Fund designates $95,915,736 as a capital gain dividend.

17

Large-Cap Value Portfolio as of December 31, 2006

PORTFOLIO OF INVESTMENTS

Common Stocks — 98.2%
Security	Shares	Value
Aerospace & Defense — 3.1%
General Dynamics Corp.	650,000	$48,327,500
Lockheed Martin Corp.	400,000	36,828,000
United Technologies Corp.	750,000	46,890,000
		$132,045,500
Auto Components — 0.7%
Johnson Controls, Inc.	350,000	$30,072,000
		$30,072,000
Biotechnology — 0.6%
Amgen, Inc.(1)	400,000	$27,324,000
		$27,324,000
Capital Markets — 5.4%
Goldman Sachs Group, Inc.	500,000	$99,675,000
Lehman Brothers Holdings, Inc.	500,000	39,060,000
Merrill Lynch & Co., Inc.	1,000,000	93,100,000
		$231,835,000
Chemicals — 1.6%
Air Products and Chemicals, Inc.	425,000	29,869,000
Du Pont (E.I.) de Nemours Co.(2)	750,000	36,532,500
		$66,401,500
Commercial Banks — 5.1%
SunTrust Banks, Inc.	250,000	21,112,500
US Bancorp	1,150,000	41,618,500
Wachovia Corp.	1,500,000	85,425,000
Wells Fargo and Co.	2,000,000	71,120,000
		$219,276,000
Communications Equipment — 1.3%
Nokia Oyj ADR(2)	2,750,000	55,880,000
		$55,880,000
Computer Peripherals — 4.6%
Hewlett-Packard Co.	2,100,000	86,499,000
International Business Machines Corp.	900,000	87,435,000
NCR Corp.(1)	500,000	21,380,000
		$195,314,000

Security	Shares	Value
Consumer Finance — 0.5%
Capital One Financial Corp.	300,000	$23,046,000
		$23,046,000
Diversified Financial Services — 7.4%
Bank of America Corp.	2,000,000	$106,780,000
Citigroup, Inc.	2,000,000	111,400,000
JPMorgan Chase & Co.	2,000,000	96,600,000
		$314,780,000
Diversified Telecommunication Services — 4.4%
AT&T, Inc.(2)	2,500,000	$89,375,000
Verizon Communications, Inc.	2,650,000	98,686,000
		$188,061,000
Electric Utilities — 1.6%
Edison International	1,000,000	$45,480,000
FPL Group, Inc.(2)	450,000	24,489,000
		$69,969,000
Energy Equipment & Services — 1.5%
Halliburton Co.	2,100,000	$65,205,000
		$65,205,000
Food & Staples Retailing — 2.7%
Safeway, Inc.	1,500,000	$51,840,000
Wal-Mart Stores, Inc.	1,400,000	64,652,000
		$116,492,000
Food Products — 2.1%
Nestle SA	250,000	$88,516,975
		$88,516,975
Hotels, Restaurants & Leisure — 1.5%
McDonald's Corp.	1,450,000	$64,278,500
		$64,278,500
Household Products — 0.8%
Kimberly-Clark Corp.	500,000	$33,975,000
		$33,975,000

See notes to financial statements
18

Large-Cap Value Portfolio as of December 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Independent Power Producers & Energy Traders — 2.7%
Mirant Corp.(1)	2,250,000	$71,032,500
TXU Corp.	800,000	43,368,000
		$114,400,500
Industrial Conglomerates — 0.8%
General Electric Co.	950,000	$35,349,500
		$35,349,500
Insurance — 9.4%
American International Group, Inc.	1,200,000	$85,992,000
AON Corp.	1,000,000	35,340,000
Hartford Financial Services Group, Inc., (The)	800,000	74,648,000
Lincoln National Corp.	800,000	53,120,000
Prudential Financial, Inc.	600,000	51,516,000
St. Paul Travelers Cos., Inc. (The)	1,500,000	80,535,000
W. R. Berkley Corp.(2)	650,000	22,431,500
		$403,582,500
Machinery — 1.7%
Deere & Co.(2)	750,000	$71,302,500
		$71,302,500
Media — 2.8%
Time Warner, Inc.	3,500,000	$76,230,000
Walt Disney Co.	1,250,000	42,837,500
		$119,067,500
Metals & Mining — 2.4%
Alcoa, Inc.	750,000	$22,507,500
Nucor Corp.	400,000	21,864,000
Phelps Dodge Corp.	500,000	59,860,000
		$104,231,500
Multiline Retail — 1.4%
Federated Department Stores, Inc.	1,550,000	$59,101,500
		$59,101,500
Multi-Utilities — 1.5%
Public Service Enterprise Group, Inc.	1,000,000	$66,380,000
		$66,380,000

Security	Shares	Value
Oil, Gas & Consumable Fuels — 11.5%
Apache Corp.	800,000	$53,208,000
Chevron Corp.	1,275,000	93,750,750
ConocoPhillips	1,475,000	106,126,250
Exxon Mobil Corp.	1,400,000	107,282,000
Occidental Petroleum Corp.	1,750,000	85,452,500
Valero Energy Corp.	900,000	46,044,000
		$491,863,500
Pharmaceuticals — 7.0%
Abbott Laboratories	1,150,000	$56,016,500
Johnson & Johnson	1,000,000	66,020,000
Pfizer, Inc.	3,000,000	77,700,000
Wyeth(2)	2,000,000	101,840,000
		$301,576,500
Real Estate Investment Trusts (REITs) — 2.8%
AvalonBay Communities, Inc.	300,000	$39,015,000
Host Hotels & Resorts, Inc.	1,200,000	29,460,000
Simon Property Group, Inc.	500,000	50,645,000
		$119,120,000
Road & Rail — 2.0%
Burlington Northern Santa Fe Corp.	1,150,000	$84,881,500
		$84,881,500
Software — 0.5%
Oracle Corp.(1)	1,250,000	$21,425,000
		$21,425,000
Specialty Retail — 1.7%
Bed Bath & Beyond, Inc.(1)	750,000	$28,575,000
Home Depot, Inc.(2)	1,050,000	42,168,000
		$70,743,000
Textiles, Apparel & Luxury Goods — 0.6%
NIKE, Inc., Class B	250,000	$24,757,500
		$24,757,500
Thrifts & Mortgage Finance — 1.1%
Washington Mutual, Inc.(2)	1,000,000	$45,490,000
		$45,490,000

See notes to financial statements
19

Large-Cap Value Portfolio as of December 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Tobacco — 2.5%
Altria Group, Inc.	1,250,000	$107,275,000
		$107,275,000
Wireless Telecommunication Services — 0.9%
Alltel Corp.	650,000	$39,312,000
		$39,312,000
Total Common Stocks (identified cost $3,505,965,471)		$4,202,330,975
Affilated Investments — 5.1%
Description	Shares/Interest (000's omitted)	Value
Eaton Vance Cash Collateral Fund, LLC, 5.31%(3)	$76,819	$76,819,342
Investment in Cash Management Portfolio, 4.87%(3)	140,364	140,364,022
Total Affiliated Investments (at amortized cost, $217,183,364)		$217,183,364
Total Investments — 103.3% (identified cost $3,723,148,835)		$4,419,514,339
Other Assets, Less Liabilities — (3.3)%		$(142,666,384)
Net Assets — 100.0%		$4,276,847,955

(1)  Non-income producing security.

(2)  All or a portion of these securities were on loan at December 31, 2006.

(3)  Affiliated investment investing in high quality U.S. Dollar denominated money market instruments, and that are available to Eaton Vance portfolios and funds. The rates shown are the annualized seven-day yields as of December 31, 2006.

See notes to financial statements
20

Large-Cap Value Portfolio as of December 31, 2006

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2006

Assets
Unaffiliated Investments, at value including $74,855,382 of securities on loan (identified cost, $3,505,965,471)	$4,202,330,975
Affiliated Investments, at value (amortized cost, $217,183,364)	217,183,364
Receivable for investments sold	45,837,610
Dividends and interest receivable	8,766,321
Tax reclaim receivable	157,327
Total assets	$4,474,275,597
Liabilities
Payable for investments purchased	$117,482,183
Collateral for securities loaned	76,819,342
Payable to affiliate for investment advisory fees	2,081,089
Payable for Fund shares redeemed	23,967
Payable to affiliate for Trustees' fees	5,623
Accrued expenses	1,015,438
Total liabilities	$197,427,642
Net Assets applicable to investors' interest in Portfolio	$4,276,847,955
Sources of Net Assets
Net proceeds from capital contributions and withdrawals	$3,580,496,812
Net unrealized appreciation (computed on the basis of identified cost)	696,351,143
Total	$4,276,847,955

Statement of Operations

For the Year Ended
December 31, 2006

Investment Income
Dividends (net of foreign taxes, $214,315)	$68,331,212
Interest	5,390,921
Security lending income, net	146,859
Interest income allocated from affiliated investments	888,894
Expenses allocated from affiliated investments	(83,227)
Total investment income	$74,674,659
Expenses
Investment adviser fee	$19,011,868
Trustees' fees and expenses	24,575
Custodian fee	505,900
Legal and accounting services	47,328
Miscellaneous	62,230
Total expenses	$19,651,901
Deduct — Reduction of investment adviser fee	$79,202
Total expense reductions	$79,202
Net expenses	$19,572,699
Net investment income	$55,101,960
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$129,377,856
Foreign currency transactions	75,691
Net realized gain	$129,453,547
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$384,529,406
Foreign currency	(4,597)
Net change in unrealized appreciation (depreciation)	$384,524,809
Net realized and unrealized gain	$513,978,356
Net increase in net assets from operations	$569,080,316

See notes to financial statements
21

Large-Cap Value Portfolio as of December 31, 2006

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended December 31, 2006	Year Ended December 31, 2005
From operations — Net investment income	$55,101,960	$23,847,658
Net realized gain from investment transactions and foreign currency transactions	129,453,547	52,569,393
Net change in unrealized appreciation (depreciation) from investments and foreign currency transactions	384,524,809	98,484,095
Net increase in net assets from operations	$569,080,316	$174,901,146
Capital transactions — Contributions	$2,264,662,939	$1,162,097,857
Withdrawals	(647,685,973)	(324,238,240)
Net increase in net assets from capital transactions	$1,616,976,966	$837,859,617
Net increase in net assets	$2,186,057,282	$1,012,760,763
Net Assets
At beginning of year	$2,090,790,673	$1,078,029,910
At end of year	$4,276,847,955	$2,090,790,673

See notes to financial statements
22

Large-Cap Value Portfolio as of December 31, 2006

FINANCIAL STATEMENTS CONT'D

Supplementary Data

	Year Ended December 31,
	2006		2005		2004		2003	2002
Ratios/Supplemental Data
Ratios (As a percentage of average daily net assets): Net expenses	0.63	%†	0.65	%†	0.66	%†	0.69%	0.71%
Net expenses after custodian fee reduction	0.63	%†	0.65	%†	0.66	%†	0.69%	0.71%
Net investment income	1.77	%†	1.59	%†	1.63	%†	1.68%	1.40%
Portfolio Turnover	52%		72%		56%		57%	181%
Total Return	19.26%		11.89%		16.16%		23.84%	(15.42)%
Net assets, end of year (000's omitted)	$4,276,848		$2,090,791		$1,078,030		$642,883	$326,771

†  The operating expenses of the Portfolio reflect a reduction of the investment advisor fee. Had such action not been taken, the ratio's would have been the same.

See notes to financial statements
23

Large-Cap Value Portfolio as of December 31, 2006

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Large-Cap Value Portfolio (the Portfolio) is registered under the Investment Company Act of 1940, as amended, as a diversified open-end investment company. The Portfolio, which was organized as a trust under the laws of the State of New York on May 1, 1992, seeks total return by, under normal circumstances, investing primarily in value stocks of large-cap companies. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. At December 31, 2006, the Eaton Vance Large-Cap Value Fund and Eaton Vance Balanced Fund held interests of 98.0% and 1.3%, respectively, in the Portfolio. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global Select Market generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities are acquired with a remaining maturity of more than 60 days they will be valued by a pricing service. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments held by the Portfolio for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded. The Portfolio may invest in Cash Management Portfolio (Cash Management) and Cash Collateral Fund, LLC (Cash Collateral), both are affiliated investment companies managed by Boston Management and Research (BMR) and Eaton Vance Management (EVM), respectively. Cash Management values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the Investment Company act of 1940. This technique involves initially valuing a portfolio security at its cost and thereafter assurring a constant amortization to maturity of any discount or premium. Investments in Cash Collateral are valued at the net asset value per share on the valuation date.

B  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification

Large-Cap Value Portfolio as of December 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

D  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian to the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Portfolio maintains with IBT. All credit balances are used to reduce the Portfolio's custodian fees and are reported as a reduction of expenses in the Statement of Operations.

E  Other — Investment transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on securities sold are determined on the basis of identified cost.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. BMR receives a monthly advisory fee equal to 0.625% annually of the Portfolio's average daily net assets. However, BMR has contractually agreed to reduce its advisory fee to 0.600% annually on net assets of $2 billion but less than $5 billion and to further reduce its advisory fee on net assets of $5 billion or more. This contractual reduction, which cannot be terminated or modified without Trustee and shareholder consent, was accepted by a vote of the Trustees on March 27, 2006. The advisory fee payable by the Portfolio is reduced by the Portfolio's allocable portion of the advisory fee paid by Cash Management, an unaffiliated investment company managed by BMR. For the year ended December 31, 2006, the Portfolio's allocated portion of the advisory fee paid by Cash Management totaled $83,227. The advisory fee incurred directly by the Fund amounted to $18,932,666. For the year ended December 31, 2006, the effective annual rate of investment advisory fees paid or accrued on a direct and indirect basis by the Portfolio, based on average net assets, was 0.615%. Except as to Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Certain officers and Trustees of the Portfolio are officers of the above organizations. Trustees of the Portfolio that are not affiliated with the investment adviser may elect to defer receipt of all or a portion of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2006, no significant amounts have been deferred. Effective May 1, 2004, BMR has agreed to voluntarily reduce the investment advisor fee by an amount equal to that portion of commissions paid to broker dealers in execution of Portfolio transactions attributed to the Portfolio that is consideration for third-party research services. For the year ended December 31, 2006, BMR waived $79,202 of its advisory fee.

3  Investment Transactions

Purchases and sales of investments, other than short-term obligations, aggregated $3,193,747,063 and $1,559,633,508, respectively, for the year ended December 31, 2006.

Large-Cap Value Portfolio as of December 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

4  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in value of the investments owned at December 31, 2006, as computed on a federal income tax basis, were as follows:

Aggregate cost	$3,725,277,908
Gross unrealized appreciation	$702,220,170
Gross unrealized depreciation	(7,983,739)
Net unrealized appreciation	$694,236,431

The net unrealized depreciation on foreign currency December 31, 2006 was $(14,361).

5  Line of Credit

The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participating portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended December 31, 2006.

6  Securities Lending Agreement

The Portfolio has established a securities lending agreement with a securities lending agent, IBT, in which the Portfolio lends portfolio securities to qualified borrowers in exchange for collateral consisting of either cash or U. S. government securities in an amount at least equal to the market value of the securities on loan. Cash collateral is invested in Eaton Vance Cash Collateral Fund, LLC (Cash Collateral Fund). Cash Collateral Fund invests in high quality money market instruments. The Portfolio earns interest on the amount invested in Cash Collateral Fund but it must pay the broker a loan rebate fee computed as a varying percentage of the collateral received. In addition, the Portfolio pays IBT a lending agent fee computed as a percentage of the earnings on its investment in Cash Collateral Fund less the loan rebate fee. The loan rebate fee and lending agent fee paid by the Portfolio amounted to $6,980,727 and $25,898, respectively, for the year ended December 31, 2006. At December 31, 2006, the value of the securities loaned and the value of the collateral amounted to $74,855,382 and $76,819,342 respectively. In the event of counterparty default, the Portfolio is subject to potential loss if it is delayed or prevented from exercising its right to dispose of the collateral. The Portfolio bears risk in the event that invested collateral is not sufficient to meet obligations due on loans.

7  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, (FIN 48) "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective during the first required financial reporting period for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, (FAS 157) "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Portfolio's financial statement disclosures.

Large-Cap Value Portfolio as of December 31, 2006

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors
of Large-Cap Value Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the supplementary data present fairly, in all material respects, the financial position of Large-Cap Value Portfolio (the "Portfolio") at December 31, 2006, and the results of its operations, the changes in its net assets and the supplementary data for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and supplementary data (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 21, 2007

Large-Cap Value Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees") cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on March 27, 2006, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February and March 2006. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund managed by it;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve month period ended March 31, 2006, the

Large-Cap Value Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

Board met nine times and the Special Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met eight, twelve and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee concluded that the continuance of the investment advisory agreement of the Large-Cap Value Portfolio (the "Portfolio"), the portfolio in which the Eaton Vance Large-Cap Value Fund (the "Fund") invests, with Boston Management and Research (the "Adviser"), including its fee structure, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Special Committee as well as the factors considered and conclusions reached by the Special Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser.

The Board considered the Adviser's management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. The Board specifically noted the Adviser's in-house equity research capabilities. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management.

The Board reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2005 for the Fund. The Board concluded that the performance of the Fund was satisfactory.

Large-Cap Value Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates payable by the Portfolio and the Fund (referred to as "management fees"). As part of its review, the Board considered the management fees and the Fund's total expense ratio for the year ended September 30, 2005, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Portfolio, the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Portfolio and the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Portfolio and other advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. The Board noted that, at its request, the Adviser had agreed to add a breakpoint with respect to assets that exceed $2 billion. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolio, the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

Eaton Vance Large-Cap Value Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Special Investment Trust (the Trust) and Large-Cap Value Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corporation, "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, "EVD" refers to Eaton Vance Distributors, Inc. and "Fox" refers to Fox Asset Management LLC. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

James B. Hawkes 11/9/41	Trustee	Trustee of the Trust since 1989 and of the Portfolio since 1992	Chairman and Chief Executive Officer of EVC, BMR, EVM and EV; Director of EV; Vice President and Director of EVD. Trustee and/or officer of 170 registered investment companies in the Eaton Vance Fund Complex. Mr. Hawkes is an interested person because of his positions with BMR, EVM, EVC and EV, which are affiliates of the Trust and Portfolio.	170	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	170	None

Samuel L. Hayes, III 2/23/35	Trustee and Chairman of the Board	Trustee of the Trust since 1989; of the Portfolio since 1992 and Chairman of the Board since 2005	Jacob H. Schiff Professor of Investment Banking Emeritus, Harvard University Graduate School of Business Administration. Director of Yakima Products, Inc. (manufacturer of automotive accessories) (since 2001) and Director of Telect, Inc. (telecommunications services company).	170	Director of Tiffany & Co. (specialty retailer)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (a holding company owning institutional investment management firms) (1982-2001).	170	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	170	None

Norton H. Reamer 9/21/35	Trustee	Trustee of the Trust since 1989 and of the Portfolio since 1993	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003).	170	None

Eaton Vance Large-Cap Value Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Lynn A. Stout 9/14/57	Trustee	Since 1998	Professor of Law, University of California at Los Angeles School of Law.	170	None

Ralph F. Verni 1/26/43	Trustee	Since 2005	Consultant and private investor.	170	None

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Thomas E. Faust Jr. 5/31/58	President of the Trust	Since 2002	President of EVC, EVM, BMR and EV and Director of EVC. Chief Investment Officer of EVC, EVM and BMR. Officer of 71 registered investment companies and 5 private investment companies managed by EVM or BMR.

J. Scott Craig 3/15/63	Vice President of the Trust	Since 2006	Vice President of EVM and BMR since January 2005. Previously, he was Director – Real Estate Equities and REIT Portfolio Manager of The Northwestern Mutual Life Insurance Company (1994-2004). Officer of 15 registered investment companies managed by EVM or BMR.

Gregory R. Greene 11/13/66	Vice President of the Trust	Since 2006	Managing Director of Fox. Officer of 16 registered investment companies managed by EVM or BMR.

Elizabeth S. Kenyon 9/8/59	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 17 registered investment companies managed by EVM or BMR.

Duke E. Laflamme 7/8/69	Vice President of the Trust	Since 2001	Vice President of EVM and BMR. Officer of 16 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President of the Trust	Since 2002	Vice President of EVM and BMR. Officer of 45 registered investment companies managed by EVM or BMR.

Michael R. Mach 7/15/47	Vice President	Vice President of the Trust since 2006 and of the Portfolio since 1999	Vice President of EVM and BMR. Officer of 51 registered investment companies managed by EVM or BMR.

Robert J. Milmore 4/3/69	Vice President	Since 2006	Assistant Vice President of Fox. Previously Manager of International Treasury of Cendent Corporation (2001-2005). Officer of 16 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President of the Trust and President of the Portfolio	Vice President of the Trust since 2006 and President of the Portfolio since 2002	Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 71 registered investment companies managed by EVM or BMR.

William J. Austin 12/27/51	Treasurer of the Portfolio	Since 2002(2)	Vice President of EVM and BMR. Officer of 52 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer of the Trust	Since 2005(2)	Vice President of BMR, EVM and EVD. Officer of 170 registered investment companies managed by EVM or BMR.

Alan R. Dynner 10/10/40	Secretary	Since 1997	Vice President, Secretary and Chief Legal Officer of BMR, EVM, EVD, EV and EVC. Officer of 170 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 170 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(2)  Prior to 2002, Mr. Austin served as Assistant Treasurer of the Portfolio since 1993. Prior to 2005, Ms. Campbell served as Assistant Treasurer of the Trust since 1997.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance's website at www.eatonvance.com or by calling 1-800-225-6265.

Investment Adviser of Large-Cap Value Portfolio
Boston Management and Research

The Eaton Vance Building
255 State Street
Boston, MA 02109

Administrator of Eaton Vance Large-Cap Value Fund
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
Investors Bank & Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP

125 High Street
Boston, MA 02110

Eaton Vance Large-Cap Value Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

173-2/07  GNCSRC

Annual Report December 31, 2006

IMPORTANT NOTICES REGARDING PRIVACY,

DELIVERY OF SHAREHOLDER DOCUMENTS,

PORTFOLIO HOLDINGS, AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•      Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•      None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•      Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•      We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the Securities and Exchange Commision’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to Portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the Securities and Exchange Commission’s website at www.sec.gov.

Eaton Vance Real Estate Fund as of December 31, 2006

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

J. Scott Craig

Portfolio Manager

The Fund

Performance Since Inception

•      For the period from the start of business on April 28, 2006, to December 31, 2006, the Fund’s Class I shares had a total return of 23.80%. This return was the result of an increase in net asset value (NAV) per share to $12.05 on December 31, 2006, from $10.00 at inception on April 28, 2006, and the reinvestment of $0.33 per share in distributions.(1)

•      For comparison, the Fund’s benchmark, the Dow Jones Wilshire Real Estate Securities Index (the Wilshire Real Estate Index), a broad-based, unmanaged market index, had a total return of 22.09% from April 30, 2006, to December 31, 2006. The S&P 500 Index, a broad-based market index commonly used as a measure of U.S. stock market performance, had a total return of 9.77% and the average return of funds in the Lipper Real Estate Classification was 21.35% for the same period.(2)

Management Discussion

•      For the period from the Fund’s start of business, April 28, 2006, to December 31, 2006, the Fund outperformed its benchmark index. The Fund also beat out the average return of its Lipper peer group, ranking in the top 14% of all funds in the Lipper Real Estate Classification for the period.(2)

•      Real estate investment trusts (REITs) outperformed the S&P 500 Index for the seventh consecutive year. A significant driver of REIT performance in 2006 was the higher valuation of commercial real estate assets, driven by institutional demand for investments in that area. The REIT sector was buoyed by cash buyouts and merger and acquisition activity, reaching nearly $100 billion dollars in debt and equity in 2006. The reinvestment of institutional assets also contributed to the demand. A high percentage of REITs are owned in funds which are restricted to owning only real estate stocks; therefore, the proceeds from assets sold are often reinvested in the REIT market.

•      Stock selection, rather than sector allocation, was the primary driver of Fund returns during the period. For example, despite an underweight of the outperforming office REITs sector relative to the Wilshire Real Estate Index, the Fund was substantially overweighted in many of the stocks that did well during the period. Conversely, the Fund was underweighted in many of the stocks that did poorly in the Wilshire Real Estate Index.

•      Historically, real estate companies that have significant exposure to “high-barrier” markets (such as those in the Northeast and on the West coast where new construction of real estate assets is more difficult) have offered better risk-adjusted returns than those in low-barrier markets. Consequently, during the period management focused on overweighting the portfolio in stocks of these companies, subject to valuation. Our overweighting contributed positively to the Fund’s performance versus the benchmark for the period.

•      Emphasizing hotel management companies instead of hotel REITs during the period was a positive contributor to performance. Although the overall hotel subsector performance was weak, the effect on Fund returns was mitigated by stock selection within this group, offsetting a good part of the subsector’s underperformance.

•      Positive stock selection in two other lagging subsectors of the Wilshire Real Estate Index, apartments and malls, mitigated the impact of being overweighted in each of these underperforming areas.

•      An underweighted position in an office REIT that was subject to a buyout detracted from Fund performance for the period.

The views expressed throughout this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Fund performance during certain periods reflects the strong stock market performance and/or the strong performance of stocks held during those periods. This performance is not typical and may not be repeated. Performance is for stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com

(1)  Fund shares are offered to certain investors at net asset value. Absent an allocation of certain expenses to the administrator, the return would be lower.

(2)  It is not possible to invest directly in an Index or a Lipper Classification. The Indexes’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indexes. Index returns available as of month end only. The Lipper Classification return shown is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund and is available as of month end only.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

1

Eaton Vance Real Estate Fund as of December 31, 2006

FUND PERFORMANCE

Ten Largest Holdings*

By net assets

Simon Property Group, Inc.	8.42%
Vornado Realty Trust	7.21%
AvalonBay Communities, Inc.	5.97%
Equity Residential	5.62%
Boston Properties, Inc.	5.31%
Public Storage, Inc.	5.02%
Equity Office Properties Trust	4.77%
ProLogis	3.85%
Marriott International, Inc., Class A	3.78%
Regency Centers Corp.	3.71%

*      Ten Largest Holdings represented 53.66% of Fund net assets as of December 31, 2006. Holdings are subject to change due to active management.

Common Stock Holdings by Sector**

By net assets

**   As a percentage of the Fund’s net assets as of December 31, 2006. Fund information may not be representative of the Fund’s current or future investments and is subject to change due to active management.

2

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class I shares of the Fund with that of the Dow Jones Wilshire Real Estate Securities Index, a broad-based, unmanaged market index, and the S&P 500 Index, a broad-based, unmanaged market index commonly used as a measure of overall U.S. stock market performance. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class I shares, the Dow Jones Wilshire Real Estate Securities Index, and the S&P 500 Index. The table includes the total return of the Fund at net asset value. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

*      Source: Thomson Financial. Shares of the Fund commenced investment operations on 4/28/06. It is not possible to invest directly in an Index. The Indexes’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indexes.

Performance**

Cumulative Total Returns (at net asset value)	Class I
Life of Fund†	23.80%

† Inception Date – 4/28/06

**     Fund shares are offered to certain investors at net asset value. Absent an allocation of certain expenses to the administrator, the return would be lower.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Fund performance during certain periods reflects the strong stock market performance and/or the strong performance of stocks held during those periods. This performance is not typical and may not be repeated. Performance is for stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance Real Estate Fund as of December 31, 2006

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 - December 31, 2006).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

4

Eaton Vance Real Estate Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period *
	(7/1/06)	(12/31/06)	(7/1/06- 12/31/06)

Actual
Class I	$1,000.00	$1,208.90	$6.40	**

Hypothetical (5% return per year before expenses)
Class I	$1,000.00	$1,019.40	$5.85	**

*      Expenses are equal to the Fund’s annualized expense ratio of 1.15% for Class I shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2006.

**   Absent an allocation of certain expenses to the administrator, expenses would be higher.

5

Eaton Vance Real Estate Fund as of December 31, 2006

PORTFOLIO OF INVESTMENTS

Common Stocks — 97.2%

Security	Shares	Value

Diversified REITs — 7.2%
Vornado Realty Trust	375	$45,562
		$45,562

Hotels & Resorts — 10.3%
Host Hotels & Resorts, Inc.	950	$23,322
Marriott International, Inc., Class A	500	23,860
Starwood Hotels and Resorts Worldwide, Inc.	285	17,812
		$64,994

Industrial REITs — 6.6%
AMB Property Corp.	180	$10,550
Eastgroup Properties, Inc.	125	6,695
ProLogis	400	24,308
		$41,553

Mall REITs — 15.7%
General Growth Properties, Inc.	420	$21,937
Macerich Company (The)	180	15,583
Simon Property Group, Inc.	525	53,177
Taubman Centers, Inc.	170	8,646
		$99,343

Office REITs — 17.4%
Boston Properties, Inc.	300	$33,564
Douglas Emmett, Inc.	310	8,243
Duke Realty Corp.	275	11,247
Equity Office Properties Trust	625	30,106
Liberty Property Trust, Inc.	165	8,108
Mack-Cali Realty Corp.	100	5,100
SL Green Realty Corp.	100	13,278
		$109,646

Residential REITs — 21.6%
American Campus Communities, Inc.	200	$5,694
Archstone-Smith Trust	385	22,411
AvalonBay Communities, Inc.	290	37,715
BRE Properties, Inc.	100	6,502
Camden Property Trust	100	7,385
Equity Lifestyle Properties, Inc.	100	5,443
Equity Residential	700	35,525
Essex Property Trust, Inc.	75	9,694
Post Properties, Inc.	135	6,170
		$136,539

See notes to financial statements

6

Security	Shares	Value

Shopping Center REITs — 13.0%
Acadia Realty Trust	350	$8,757
Developers Diversified Realty Corp.	160	10,072
Equity One, Inc.	250	6,665
Federal Realty Investment Trust	150	12,750
Kimco Realty Corp.	455	20,452
Regency Centers Corp.	300	23,451
		$82,147

Storage REITs — 5.4%
Extra Space Storage, Inc.	125	$2,283
Public Storage, Inc.	325	31,688
		$33,971

Total Common Stocks (identified cost, $512,114)		$613,755

Affiliated Investment — 1.6%

	Interest
Security	(000’s omitted)	Value
Investment in Cash Management Portfolio, 4.84% (1)	$10	$10,400

Total Short-Term Investments (at amortized cost, $10,400)		$10,400

Total Investments — 98.8% (identified cost, $522,514)		$624,155

Other Assets, Less Liabilities — 1.2%		$7,422

Net Assets — 100.0%		$631,577

REIT - Real Estate Investment Trust

(1)   Affiliated investment investing in high quality, U.S. Dollar denominated money market instruments, and that is available to Eaton Vance portfolios and funds. The rate shown is the annualized seven-day yield as of December 31, 2006.

See notes to financial statements

7

Eaton Vance Real Estate Fund as of December 31, 2006

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2006

Assets
Unaffiliated investments, at value (identified cost, $512,114)	$613,755
Affiliated investment, at value (amortized cost, $10,400)	10,400
Receivable from affiliate	21,539
Dividends and interest receivable	4,195
Total assets	$649,889

Liabilities
Payable to affiliate for investment adviser fee	$344
Payable to affiliate for administration fee	80
Other accrued expenses	17,888
Total liabilities	$18,312
Net assets	$631,577

Sources of Net Assets
Paid-in capital	$526,805
Accumulated undistributed net realized gain (computed on the basis of identified cost)	3,131
Net unrealized appreciation (computed on the basis of identified cost)	101,641

Total	$631,577

Class I Shares
Net Assets	$631,577
Shares Outstanding	52,395
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$12.05

See notes to financial statements

8

Statement of Operations

For the period ended December 31, 2006 (1)

Investment Income
Dividends	$8,564
Interest	538
Interest income allocated from affiliated investment	67
Expenses allocated from affiliated investment	(6)

Total investment income	$9,163

Expenses
Investment adviser fee	$2,478
Administration fee	573
Registration fees	3,700
Legal and accounting services	12,329
Custodian fee	5,609
Miscellaneous	1,258

Total expenses	$25,947
Deduct —
Allocation of expenses to affiliate	$21,539

Total expense reductions	$21,539

Net expenses	$4,408

Net investment income	$4,755

Realized and Unrealized Gain (Loss)
Net realized gain —
Investment transactions (identified cost basis)	$14,662
Increase from payment by affiliate	519

Net realized gain	$15,181
Change in unrealized appreciation (depreciation) —
Investments (identified cost basis)	$101,641

Net change in unrealized appreciation (depreciation)	$101,641

Net realized and unrealized gain	$116,822

Net increase in net assets from operations	$121,577

(1)   For the period from the start of business, April 28, 2006, to December 31, 2006.

See notes to financial statements

9

Statement of Changes in Net Assets

Period Ended
Increase (Decrease) in Net Assets	December 31, 2006 (1)
From operations —
Net investment income	$4,755
Net realized gain from investment transactions	15,181
Net change in unrealized appreciation (depreciation) of investments	101,641
Net increase in net assets from operations	$121,577
Distributions to shareholders —
From net investment income	$(4,755)
From net realized gain	$(12,050)
Total distributions to shareholders	$(16,805)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class I	$510,000
Net asset value of shares issued to shareholders in payment of distributions declared	16,805
Net increase in net assets from Fund share transactions	$526,805

Net increase in net assets	$631,577

Net Assets
At beginning of period	$—

At end of period	$631,577

(1)   For the period from the start of business, April 28, 2006 to December 31, 2006.

See notes to financial statements

10

Financial Highlights

	Class I
	Period Ended
	December 31, 2006(1)
Net asset value — Beginning of period	$10.000

Income (loss) from operations
Net investment income(2)	$0.093
Net realized and unrealized gain	2.287
Total income from operations	$2.380

Less distributions
From net investment income	$(0.093)
From net realized gain	(0.237)
Total distributions	$(0.330)

Net asset value — End of period	$12.050

Total Return(3)	23.80	%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$632
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(5)(6)	1.15%
Expenses after custodian fee reduction(5)(6)	1.15%
Net investment income(5)(6)	1.24%
Portfolio Turnover	21%

(1)  For the period from the start of business, April 28, 2006, to December 31, 2006.

(2)  Net investment income per share was computed using average shares outstanding.

(3)  Total return is calculated by determining the percentage change in net asset value. Total return is not computed on an annualized basis. Total return would have been lower had certain expenses not been reduced during the period shown.

(4)  During the period from the start of business, April 28, 2006, to December 31, 2006, the investment adviser reimbursed the Fund for expenses and unrealized losses attributable to an unauthorized sale of Fund shares. The reimbursment equaled approximately $.010 per share and increased Class I’s total return by approximately 0.1% for the period from the start of business, April 28, 2006, to December 31, 2006.

(5)  The administrator subsidized certain operating expenses (equal to 5.64% of average daily net assets for the period from the start of business, April 28, 2006, to December 31, 2006).

(6)  Annualized.

See notes to financial statements

11

Eaton Vance Real Estate Fund as of December 31, 2006

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies

Eaton Vance Real Estate Fund (the Fund) is a non-diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek total return. The Fund seeks total return through a combination of capital appreciation and current income. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of companies primarily engaged in the real estate industry, such as real estate investment trusts (REITs), and other real estate related investments. The Fund currently offers one class of shares, Class I shares, which are offered at net asset value and are not subject to a sales charge.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A Investment Valuations — Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the official NASDAQ Global or Global Select Market closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities were acquired with a remaining maturity of more than 60 days, they will be valued by a pricing service. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments held by the Fund for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded. The valuation policy followed by Cash Management Portfolio (Cash Management) is as follows: Cash Management values investment securities utilizing the amortized cost valuation technique permitted by Rule 2A-7 of the Investment Company Act of 1940. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium.

B Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis.

C Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

D Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian of the Fund. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on

12

the average daily cash balance the Fund maintains with IBT. All credit balances used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statements of Operations. For the period from the start of business, April 28, 2006, to December 31, 2006 there were no credit balances used to reduce the Fund’s custodian fee.

E Concentration of Credit Risk — In accordance with the Fund’s strategy, under normal market conditions, the Fund’s investments are concentrated in income producing common stocks, preferred stocks, debt securities, warrants and other equity securities and instruments issued by real estate companies such as REITs. There are certain additional risks involved in investing in REITs. The value of the Fund shares may fluctuate more than the shares of a fund not concentrated in real estate industries due to, but not limited to, economic conditions, real estate values, property taxes, interest rates and changes in zoning laws.

F Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

G Other — Investment transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on securities sold are determined on the basis of identified cost.

H Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2 Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of virtually all of the distributions it receives from its REIT investments, less expenses, as well as income from other investments. Such distributions may include income, return of capital, and capital gains. The Fund may also realize capital gains on the sale of its REIT shares and other investments. Distributions of these gains, if any, will be made annually (reduced by available capital loss carryforwards from prior years, if any). In addition, the Fund may occasionally be required to make supplemental distributions at some other time during the year.

Distributions are paid in the form of additional shares of the same class of the Fund or, at the election of the shareholder, in cash. Shareholders may reinvest all distributions in additional shares of the same class of the Fund at the net asset value as of the close of business on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Net investment income and capital gains determined in accordance with income tax regulations may differ from such amounts determined in accordance with accounting principles generally accepted in the United States of America. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in-capital.

The tax character of distributions paid for the period from the start of business, April 28, 2006, to December 31, 2006 was as follows:

13

Distributions declared from:

Ordinary Dividend:	$15,548
Capital Gain Dividend:	$1,257

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Unrealized gain	$101,552
Long-term capital gain	$3,220

3 Shares of Beneficial Interest

The Agreement and Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in shares were as follows:

Period Ended
Class I	December 31, 2006(1)

Sales	51,000

Issued to shareholders electing to receive payments of distributions in Fund shares	1,395

Net increase	52,395

(1) For the period from the start of the business, April 28, 2006, to December 31, 2006.

At December 31, 2006, Eaton Vance Management owned 98% of the outstanding shares of the Fund.

4 Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Fund. Under the investment advisory agreement, EVM receives a monthly advisory fee equal to 0.65% annually of average daily net assets of the Fund. The advisory fee payable by the Fund is reduced by the Fund’s allocable portion of the advisory fee paid by Cash Management, an affiliated investment company managed by Boston Management and Research, a wholly-owned subsidiary of EVM. For the period from the start of business, April 28, 2006, to December 31, 2006, the Fund’s allocated portion of the advisory fee paid or accrued by Cash Management amounted to $6. The advisory fee paid or accrued directly by the Fund amounted to $2,478 for the period from the start of business, April 28, 2006, to December 31, 2006. An administration fee is earned by EVM for managing and administering the business affairs of the Fund. Under the administration agreement, EVM earns a fee in the amount of 0.15% per annum of average daily net assets of the Fund. For the period from the start of business, April 28, 2006, to December 31, 2006, the administration fee amounted to $573. For the fiscal year ended December 31, 2006, EVM has agreed to reimburse the Fund’s expenses to the extent that total annual fund expenses exceed 1.15% of average daily net assets for Class I shares. Thereafter, the reimbursement may be changed or terminated at any time. Pursuant to this agreement, EVM was allocated $21,539 of the Fund’s operating expenses for the period from the start of business, April 28, 2006, to December 31, 2006. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those activities. For the period from the start of business, April 28, 2006, to December 31, 2006, EVM earned $3 in sub-transfer agent fees from the Fund.

14

Except for Trustees of the Fund who are not members of EVM’s organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee earned by EVM. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the period from the start of business, April 28, 2006, to December 31, 2006, no significant amounts have been deferred.

EVM made a voluntary reimbursement to the Fund of $519 to compensate the Fund for losses attributable to an unauthorized sale of Fund shares.

Certain officers and Trustees of the Fund are officers of the above organization.

5 Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Fund did not have any open obligations under these financial instruments at December 31, 2006.

6 Investment Transactions

Purchases and sales of investments, other than short-term obligations, aggregated $621,921 and $118,404, respectively, for the period from the start of business, April 28, 2006, to December 31, 2006.

7 Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2006, as determined on a federal income tax basis, were as follows:

Aggregate cost	$522,603

Gross unrealized appreciation	$101,552

Gross unrealized depreciation	—

Net unrealized appreciation	$101,552

8 Line of Credit

In July 2006, the Fund began participating with other portfolios and funds managed by EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participating portfolio or fund based on its borrowing at an amount above either the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Fund did not have any borrowings or allocated fees for the period from the start of business, April 28, 2006, to December 31, 2006.

9 Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, (FIN 48) “Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109”. FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, “Accounting for Income Taxes.” This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and

15

penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective during the first required financial reporting period for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, (FAS 157) “Fair Value Measurements”. FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund’s financial statement disclosures.

16

Eaton Vance Real Estate Fund as of December 31, 2006

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of Eaton Vance Real Estate Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Eaton Vance Real Estate Fund (the “Fund”), as of December 31, 2006, the related statement of operations, the statement of changes in net assets and the financial highlights for the period from the start of business, April 28, 2006 to December 31, 2006. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Real Estate Fund as of December 31, 2006, and the results of its operations, the changes in its net assets and the financial highlights for the period from the start of business, April 28, 2006, to December 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 16, 2007

17

Eaton Vance Real Estate Fund as of December 31, 2006

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in February 2007 will show the tax status of all distributions paid to your account in calendar 2006. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income for individuals, capital gain dividends and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates $229.86, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2006 ordinary income dividends, 45.07% qualifies for the corporate dividends received deduction.

Capital Gain Dividends. The Fund hereby designates $1,257 as a capital gain dividend.

18

Eaton Vance Real Estate Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

The investment advisory agreement between Eaton Vance Real Estate Fund (the “Fund”) and Eaton Vance Management (“Eaton Vance”) was approved by the Board of Trustees on February 13, 2006 in connection with the organization of the Fund. In considering the approval of the investment advisory agreement between the Fund and Eaton Vance, the Special Committee of the Board of Trustees considered information that had been provided throughout the year at regular Board meetings, as well as information furnished to the Special Committee for a series of meetings held in February and March in preparation for a Board meeting held on March 21, 2005 to specifically consider the renewal of the investment advisory agreements of other Eaton Vance Funds. Such information included, among other things, the following:

•      The economic outlook and the general investment outlook in the relevant investment markets;

•      EVM’s results and financial condition and the overall organization of the investment adviser;

•      The procedures and processes used to determine the fair value of Fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

•      The allocation of brokerage and the benefits received by the investment adviser as the result of brokerage allocation;

•      EVM’s management of the relationship with the custodian, subcustodians and fund accountants;

•      The resources devoted to EVM’s compliance efforts undertaken on behalf of the funds it manages and the record of compliance with the investment policies and restrictions and with policies on personal securities transactions;

•      The quality, nature, cost and character of the administrative and other non-investment management services provided by EVM and its affiliates; and

•      The terms of the investment advisory agreement and the reasonableness and appropriateness of the particular fee paid by the Fund for the services described therein.

The Special Committee also considered the nature, extent and quality of the management services to be provided by the investment adviser. In so doing, the Special Committee considered its management capabilities with respect to the types of investments held by the Fund, including information relating to the education, experience and number of investment professionals and other personnel who provide services under the investment advisory agreement. The Special Committee also took into account the time and attention to be devoted by senior management to the Fund and the other funds in the complex. The Special Committee evaluated the level of skill required to manage the Fund and concluded that the human resources available at the investment adviser were appropriate to fulfill effectively its duties on behalf of the Fund.

With respect to its review of investment advisory fees, the Special Committee concluded that the fees to be paid by the Fund are within the range of those paid by comparable funds within the mutual fund industry. In reviewing the information regarding the estimated expense ratio of the Fund, the Special Committee concluded that such expense ratio is within a range that is competitive with comparable funds.

In addition to the factors mentioned above, the Special Committee reviewed the level of the investment adviser’s expected profits in providing investment management for the Fund and for all Eaton Vance funds as a group. The Special Committee also considered the soft dollar reimbursement program pursuant to which the Fund may receive reimbursement payments in respect of third party research services obtained by the investment adviser as a result of soft dollar credits generated through trading on behalf of the Fund. The Special Committee also reviewed the benefits to EVM and its affiliates in providing administration services for the Fund and for all Eaton Vance funds as a group. In addition, the Special Committee considered the fiduciary duty assumed by the investment adviser in connection with the services rendered to the Fund and the business reputation of the investment adviser and its financial resources. The Special Committee concluded that in light of the services to be rendered, the profits to be realized by the investment adviser are not unreasonable.

19

The Special Committee did not consider any single factor as controlling in determining whether or not to approve the investment advisory agreement. Nor are the items described herein all the matters considered by the Special Committee. In assessing the information provided by EVM and its affiliates, the Special Committee also took into consideration the benefits to shareholders of investing in a fund that is part of a large family of funds which provides a large variety of shareholder services.

Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, and assisted by independent counsel, the Special Committee concluded that the approval of the investment advisory agreement, including the fee structure, is in the interests of shareholders.

20

Eaton Vance Real Estate Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Special Investment Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVD” refers to Eaton Vance Distributors, Inc., and “Fox” refers to Fox Asset Management LLC. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

				Number of
		Term of		Portfolios in Fund
	Position(s)	Office and		Complex
Name and	with the	Length of	Principal Occupation(s)	Overseen	Other Directorships
Date of Birth	Trust	Service	During Past Five Years	By Trustee (1)	Held
Interested Trustee

James B. Hawkes 11/9/41	Trustee	Since 1989	Chairman and Chief Executive Officer of EVC, BMR, EVM and EV; Director of EV; Vice President and Director of EVD. Trustee and/or officer of 170 registered investment companies in the Eaton Vance Fund Complex. Mr. Hawkes is an interested person because of his positions with BMR, EVM, EVC and EV, which are affiliates of the Trust.	170	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	170	None

Samuel L. Hayes, III 2/23/35	Trustee and Chairman of the Board	Trustee since 1989 and Chairman of the Board since 2005	Jacob H. Schiff Professor of Investment Banking Emeritus, Harvard University Graduate School of Business Administration. Director of Yakima Products, Inc. (manufacturer of automotive accessories) (since 2001) and Director of Telect, Inc. (telecommunications services company).	170	Director of Tiffany & (specialty retailer)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (a holding company owning institutional investment management firms) (1982-2001).	170	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	170	None

21

				Number of
		Term of		Portfolios in Fund
	Position(s)	Office and		Complex
Name and	with the	Length of	Principal Occupation(s)	Overseen	Other Directorships
Date of Birth	Trust	Service	During Past Five Years	By Trustee (1)	Held
Interested Trustee(s) (continued)

Norton H. Reamer 9/21/35	Trustee	Since 1989	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003).	170	None

Lynn A. Stout 9/14/57	Trustee	Since 1998	Professor of Law, University of California at Los Angeles School of Law.	170	None

Ralph F. Verni 1/26/43	Trustee	Since 2005	Consultant and private investor.	170	None

Principal Officers who are not Trustees

	Position(s)	Term of
Name and	with the	Office and	Principal Occupation(s)
Date of Birth	Trust	Length of Service	During Past Five Years
Thomas E. Faust Jr. 5/31/58	President	Since 2002

President of EVC, EVM, BMR and EV and Director of EVC. Chief Investment Officer of EVC, EVM and BMR. Officer of 71 registered investment companies and 5 private investment companies managed by EVM or BMR.

J. Scott Craig 3/15/63	Vice President	Since 2006

Vice president of Eaton Vance and BMR since January, 2005. Previously, he was Director-Real Estate Equities and REIT Portfolio Manager at The Northwestern Mutual Life Insurance Company (1992-2004). Officer of 12 registered investment companies managed by Eaton Vance or BMR.

Gregory R. Greene 11/13/66	Vice President	Since 2006	Managing Director of Fox. Officer of 16 registered investment companies managed by Eaton Vance or BMR.

Elizabeth S. Kenyon 9/8/59	Vice President	Since 2006	Vice President of EVM and BMR. Officer of 17 registered investment companies managed by EVM or BMR.

Duke E. Laflamme 7/8/69	Vice President	Since 2001	Vice President of EVM and BMR. Officer of 16 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/6	Vice President	Since 2002	Vice President of EVM and BMR. Officer of 45 registered investment companies managed by EVM or BMR.

Michael R. Mach 7/15/47	Vice President	Since 2006	Vice President of EVM and BMR. Officer of 51 registered investment companies managed by EVM or BMR.

Robert J. Milmore 4/3/69	Vice President	Since 2006	Assistant Vice President of Fox. Previously, Manager of International Treasury of Cendant Corporation (2001-2005). Officer of 16 registered investment companies managed by EVM or BMR.

Lewis R. Piantedosi 8/10/65	Vice President	Since 2002	Vice President of EVM and BMR. Officer of 5 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President	Since 2006	Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 71 registered investment companies managed by EVM or BMR

22

	Position(s)	Term of
Name and	with the	Office and	Principal Occupation(s)
Date of Birth	Trust	Length of Service	During Past Five Years
Judith A. Saryon 8/21/54	Vice President	Since 2006	Vice President of EVM and BMR. Officer of 50 registered investment companies managed by EVM or BMR.

Michael W. Weilheimer 2/11/61	Vice President	Since 2006	Vice President of EVM and BMR. Officer of 24 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Since 2005(2)	Vice President of EVM and BMR. Officer of 170 registered investment companies managed by EVM or BMR.

Alan R. Dynner 10/10/40	Secretary	Since 1997	Vice President, Secretary and Chief Legal Officer of BMR, EVM, EVD, EV and EVC. Officer of 170 registered investment companies managed by EVM or BMR.

Paul M. O’ Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 170 registered investment companies managed by EVM or BMR.

(1) Includes both master and feeder funds in a master-feeder structure.

(2) Prior to 2005, Ms. Campbell served as Assistant Treasurer of the Trust since 1997.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge by calling 1-800-225-6265.

23

Investment Adviser of Eaton Vance Real Estate Fund

Eaton Vance Management

The Eaton Vance Building

255 State Street

Boston, MA 02109

Administrator of Eaton Vance Real Estate Fund

Eaton Vance Management

The Eaton Vance Building

255 State Street

Boston, MA 02109

Custodian

Investors Bank & Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent

PFPC Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Eaton Vance Real Estate Fund

The Eaton Vance Building

255 State Street

Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

Annual Report December 31, 2006

EATON VANCE

SMALL-CAP

GROWTH

FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Small-Cap Growth Fund as of December 31 , 2006
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

The Fund
Performance for the Past Year

The Fund’s Class A shares had a total return of 15.25% for the year ended December 31, 2006.(1) This return resulted from an increasein net asset value (NAV) per share to $12.24 on December 31, 2006, from $10.62 on December 31, 2005.

•                     The Fund’s Class B shares had a total return of 14.42% for the same period.1 This return resulted from an increase in NAV per share to $12.46 on December 31, 2006, from $10.89 on December 31, 2005.

•                     The Fund’s Class C shares had a total return of 14.34% for the same period.1 This return resulted from an increase in NAV per share to $12.12 on December 31, 2006, from $10.60 on December 31, 2005.

•                     For comparison, the S&P SmallCap 600 Index — a broad-based, unmanaged market index of both growth and value small-capitalization stocks — had a total return of 15.12% for the year ended December 31, 2006, while the Russell 2000 Growth Index — an unmanaged market index of small-cap growth stocks — had a total return of 13.35% for the same period.(2)

The Fund’s peer group, the Lipper Small-Cap Growth Funds Classification, had an average total return of 10.31% for the same period.(2)

Management Discussion

•                     The stock market moved modestly higher through April 2006, but underwent a correction in May and June 2006, as the spike in oil prices and the flagging real estate market temporarily cooled investor sentiment. The market moved higher in mid-summer, as the U.S. Federal Reserve Board (the Fed) left rates unchanged in a series of meetings. The rally gained further momentum, as energy prices declined significantly though the rest of 2006. Small-cap stocks again outperformed their large-cap stock counterparts; growth stocks trailed the value segment of the market.

•                     The Fund invests its assets in Small Cap Growth Portfolio (the “Portfolio”), a separate investment company with the same objectives and investment policies as the Fund. While the Portfolio retained broad diversification, its performance was most favorably affected by stock selection within the consumer discretionary, consumer staples and information technology sectors.

•                     In the consumer discretionary area, top performers included a manufacturer of consumer products and appliances that benefited from a successful acquisition strategy. An investment in a recently restructured deep-discount retailer was also additive. In the consumer staples sector, the leading performer was a producer of soybean and cotton seeds that agreed to be acquired by a leading agribusiness company.

•                     While underweighted in the information technology sector, selectivity boosted performance. Amid a softening climate for semiconductor companies, the Portfolio saw strong performance from manufacturers of specialty chips for niche telecom applications.

The Portfolio also had a good showing from technology companies producing equipment used in new plasma-based technologies.

•                     The financial sector turned in mixed results for the Portfolio. Investment bankers fared well, helped by rising underwriting revenues and strong proprietary trading, as did real estate investment trusts, boosted by surging commercial property values.  The Portfolio was helped by an underweighting in consumer finance stocks, which were challenged by lower net interest margins.

•                     The Portfolio’s overweighting in the health care sector was a slight drag on performance, as health care providers and life sciences companies suffered from a lowered revenue outlook. Some drug stocks weakened, as manufacturers faced margin pressures due to increasing price competition from generics. In the energy sector, exploration and production companies pulled back in the second half of 2006, reflecting the dramatic decline in oil prices.

The views expressed throughout this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment advisor disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

(1)          These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. Absent a reimbursement of certain expenses by the administrator, the returns would have been lower.

(2)          It is not possible to invest directly in an Index or a Lipper Classification. The Indexes’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indexes. The Lipper Classification average is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

1

Eaton Vance Small-Cap Growth Fund as of December 31 , 2006

FUND PERFORMANCE

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the S&P SmallCap 600 Index, a broad-based, unmanaged market index of both growth and value small-capitalization stocks, and the Russell 2000 Growth Index, an unmanaged market index of small-cap growth stocks. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A, the S&P SmallCap 600 Index and the Russell 2000 Growth Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance(1)	Class A	Class B	Class C
Average Annual Total Returns (at net asset value)
One Year	15.25%	14.42%	14.34%
Five Years	1.69	N.A.	N.A.
Life of Fund†	9.31	4.83	4.20

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	8.61%	9.42%	13.34%
Five Years	0.49	N.A.	N.A.
Life of Fund†	8.67	4.47	4.20

†                     Inception dates: Class A: 1/2/97; Class B: 5/7/02; Class C: 5/3/02

(1)          Average Annual Total Returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were included, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC returns for Class C reflect a 1% CDSC for the first year. Absent a reimbursement of certain expenses by the administrator, the returns would have been lower.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Top Ten Common Stock Holdings(2)
By net assets

Jarden Corp.	2.7%
Sybase, Inc.	2.0
Aber Diamond Corp.	2.0
FLIR Systems, Inc.	2.0
RBC Bearings, Inc.	1.9
Parametric Technology Corp.	1.9
MoneyGram International, Inc.	1.8
Greenhill & Co., Inc	1.8
Input/Output, Inc.	1.8
Terra Industries, Inc	1.7

(2)             Ten Largest Holdings represented 19.6% of Portfolio net assets as of 12/31/06. Holdings are subject to change due to active management.

*                    Source: Thomson Financial. Class A of the Fund commenced investment operations on 1/2/97.

A $10,000 hypothetical investment at net asset value in the Fund’s Class B shares on 5/7/02 and the Fund’s Class C shares on 5/3/02 would have been valued at $12,460 ($12,260 after the deduction of the applicable CDSC) and $12,120, respectively, on 12/31/06. It is not possible to invest directly in an Index. The Indexes’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indexes.

2

Eaton Vance Small-Cap Growth Fund as of December 31, 2006

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 – December 31, 2006).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Small-Cap Growth Fund

	Beginning Account Value (7/1/06)	Ending Account Value (12/31/06)	Expenses Paid During Period* (7/1/06 – 12/31/06)
Actual
Class A	$1,000.00	$1,089.00	$10.53	**
Class B	$1,000.00	$1,085.40	$14.45	**
Class C	$1,000.00	$1,084.10	$14.45	**
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,015.10	$10.16	**
Class B	$1,000.00	$1,011.30	$13.94	**
Class C	$1,000.00	$1,011.30	$13.94	**

* Expenses are equal to the Fund's annualized expense ratio of 2.00% for Class A shares, 2.75% for Class B shares, and 2.75% for Class C shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2006. The Example reflects the expenses of both the Fund and Portfolio.

** Absent a reimbursement of certain expenses by the administrator, the expenses would have been higher.

3

Eaton Vance Small-Cap Growth Fund as of December 31, 2006

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2006

Assets
Investment in Small-Cap Growth Portfolio, at value (identified cost, $10,309,847)	$12,165,380
Receivable for Fund shares sold	55,306
Receivable from the Administrator	66,768
Total assets	$12,287,454
Liabilities
Payable for Fund shares redeemed	$10,691
Payable to affiliate for distribution and service fees	9,793
Payable to affiliate for Trustees' fees	42
Accrued expenses	49,806
Total liabilities	$70,332
Net Assets	$12,217,122
Sources of Net Assets
Paid-in capital	$10,587,842
Accumulated net realized loss from Portfolio (computed on the basis of identified cost)	(226,253)
Net unrealized appreciation from Portfolio (computed on the basis of identified cost)	1,855,533
Total	$12,217,122
Class A Shares
Net Assets	$7,636,139
Shares Outstanding	623,729
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$12.24
Maximum Offering Price Per Share (100 ÷ 94.25 of $12.24)	$12.99
Class B Shares
Net Assets	$2,465,392
Shares Outstanding	197,914
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$12.46
Class C Shares
Net Assets	$2,115,591
Shares Outstanding	174,486
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$12.12
On sales of $50,000 or more, the offering price of Class A shares is reduced.

Statement of Operations

For the Year Ended
December 31, 2006

Investment Income
Dividends allocated from Portfolio (net of foreign taxes, $399)	$68,078
Interest allocated from Portfolio	30,677
Expenses allocated from Portfolio	(133,042)
Net investment loss from Portfolio	$(34,287)
Expenses
Administration fee	$18,586
Trustees' fees and expenses	168
Distribution and service fees Class A	19,437
Class B	25,787
Class C	20,726
Registration fees	54,883
Legal and accounting services	39,567
Transfer and dividend disbursing agent fees	29,321
Custodian fee	12,313
Printing and postage	11,235
Miscellaneous	3,580
Total expenses	$235,603
Deduct — Waiver and reimbursement of expenses by the administrator	$85,354
Total expense reductions	$85,354
Net expenses	$150,249
Net investment loss	$(184,536)
Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) — Investment transactions (identified cost basis)	$2,062,935
Foreign currency transactions	80
Net realized gain	$2,063,015
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$(187,628)
Foreign currency	(7)
Net change in unrealized appreciation (depreciation)	$(187,635)
Net realized and unrealized gain	$1,875,380
Net increase in net assets from operations	$1,690,844

See notes to financial statements
4

Eaton Vance Small-Cap Growth Fund as of December 31, 2006

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended December 31, 2006	Year Ended December 31, 2005
From operations — Net investment loss	$(184,536)	$(212,227)
Net realized gain from investment transactions and foreign currency	2,063,015	1,493,303
Net change in unrealized appreciation (depreciation) from investments and foreign currency	(187,635)	(693,165)
Net increase in net assets from operations	$1,690,844	$587,911
Transactions in shares of beneficial interest — Proceeds from sale of shares Class A	$2,025,827	$1,322,467
Class B	837,447	452,287
Class C	420,195	500,211
Cost of shares redeemed Class A	(3,078,025)	(3,661,724)
Class B	(1,050,992)	(554,872)
Class C	(526,428)	(977,666)
Net asset value of shares exchanged Class A	63,242	39,542
Class B	(63,242)	(39,542)
Net decrease in net assets from Fund share transactions	$(1,371,976)	$(2,919,297)
Net increase (decrease) in net assets	$318,868	$(2,331,386)
Net Assets
At beginning of year	$11,898,254	$14,229,640
At end of year	$12,217,122	$11,898,254
Accumulated net investment loss included in net assets
At end of year	$—	$—

See notes to financial statements
5

Eaton Vance Small-Cap Growth Fund as of December 31, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Year Ended December 31,
	2006(1)	2005(1)(2)	2004(1)(2)		2003(1)(2)	2002(1)(2)
Net asset value — Beginning of year	$10.620	$10.010	$9.680		$7.440	$11.250
Income (loss) from operations
Net investment loss	$(0.138)	$(0.143)	$(0.160)		$(0.148)	$(0.150)
Net realized and unrealized gain (loss)	1.758	0.753	0.490		2.388	(3.660)
Total income (loss) from operations	$1.620	$0.610	$0.330		$2.240	$(3.810)
Net asset value — End of year	$12.240	$10.620	$10.010		$9.680	$7.440
Total Return(3)	15.25%	6.11%	3.36	%(4)	30.20%	(33.92)%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$7,636	$7,508	$9,418		$11,103	$9,426
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(5)(6)	2.00%	2.00%	2.00%		2.00%	2.00%
Expenses after custodian fee reduction	2.00%	2.00%	2.00%		2.00%	2.00%
Net investment loss	(1.20)%	(1.45)%	(1.72)%		(1.78)%	(1.74)%
Portfolio Turnover of the Portfolio	103%	218%	276%		308%	225%

(1)  Net investment loss per share was computed using average shares outstanding.

(2)  Per share data have been restated to reflect the effects of a 1.2599805-for-1 stock split effective on November 11, 2005.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis. Total returns would have been lower had certain expenses not been reduced during the periods shown.

(4)  The net increase from gains through the Fund's investment in the Portfolio, realized on the disposal of investments purchased which did not meet the Portfolio's investment guidelines, amounted to less than $0.01 per share and had no effect on total return for the year ended December 31, 2004.

(5)  Includes the Fund's share of the Portfolio's allocated expenses.

(6)  The investment adviser voluntarily waived a portion of it's investment advisory fee and/or the administrator subsidized certain operating expenses (equal to 0.69%, 0.69%, 0.49%, 0.81% and 0.86% of average daily net assets for 2006, 2005, 2004, 2003, and 2002, respectively).

See notes to financial statements
6

Eaton Vance Small-Cap Growth Fund as of December 31, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class B
	Year Ended December 31,
	2006(1)	2005(1)	2004(1)		2003(1)	2002(1)(2)
Net asset value — Beginning of year	$10.890	$10.340	$10.080		$7.800	$10.000
Income (loss) from operations
Net investment loss	$(0.230)	$(0.223)	$(0.239)		$(0.231)	$(0.134)
Net realized and unrealized gain (loss)	1.800	0.773	0.499		2.511	(2.066)
Total income (loss) from operations	$1.570	$0.550	$0.260		$2.280	$(2.200)
Net asset value — End of year	$12.460	$10.890	$10.340		$10.080	$7.800
Total Return(3)	14.42%	5.32%	2.58	%(4)	29.23%	(22.00)%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$2,465	$2,440	$2,458		$2,439	$459
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(5)(6)	2.75%	2.75%	2.75%		2.75%	2.75	%(7)
Expenses after custodian fee reduction	2.75%	2.75%	2.75%		2.75%	2.75%
Net investment loss	(1.96)%	(2.20)%	(2.47)%		(2.54)%	(2.56	)%(7)
Portfolio Turnover of the Portfolio	103%	218%	276%		308%	225%

(1)  Net investment loss per share was computed using average shares outstanding.

(2)  For the period from commencement of offering of Class B shares, May 7, 2002 to December 31, 2002.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis. Total returns would have been lower had certain expenses not been reduced during the periods shown.

(4)  The net increase from gains through the Fund's investment in the Portfolio, realized on the disposal of investments purchased which did not meet the Portfolio's investment guidelines, amounted to less than $0.01 per share and had no effect on total return for the year ended December 31, 2004.

(5)  Includes the Fund's share of the Portfolio's allocated expenses.

(6)  The investment adviser voluntarily waived a portion of it's investment advisory fee and/or the administrator subsidized certain operating expenses (equal to 0.69%, 0.69%, 0.49%, 0.79% and 1.35% of average daily net assets for 2006, 2005, 2004, 2003, and 2002, respectively).

(7)  Annualized.

See notes to financial statements
7

Eaton Vance Small-Cap Growth Fund as of December 31, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class C
	Year Ended December 31,
	2006(1)	2005(1)	2004(1)		2003(1)	2002(1)(2)
Net asset value — Beginning of year	$10.600	$10.060	$9.800		$7.590	$10.000
Income (loss) from operations
Net investment loss	$(0.223)	$(0.218)	$(0.232)		$(0.218)	$(0.129)
Net realized and unrealized gain (loss)	1.743	0.758	0.492		2.428	(2.281)
Total income (loss) from operations	$1.520	$0.540	$0.260		$2.210	$(2.410)
Net asset value — End of period	$12.120	$10.600	$10.060		$9.800	$7.590
Total Return(3)	14.34%	5.37%	2.65	%(4)	29.12%	(24.10)%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$2,116	$1,950	$2,353		$2,238	$1,118
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(5)(6)	2.75%	2.75%	2.75%		2.75%	2.75	%(7)
Expenses after custodian fee reduction	2.75%	2.75%	2.75%		2.75%	2.75%
Net investment loss	(1.95)%	(2.20)%	(2.47)%		(2.53)%	(2.53	)%(7)
Portfolio Turnover of the Portfolio	103%	218%	276%		308%	225%

(1)  Net investment loss per share was computed using average shares outstanding.

(2)  For the period from commencement of offering of Class C shares, May 3, 2002 to December 31, 2002.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis. Total returns would have been lower had certain expenses not been reduced during the periods shown.

(4)  The net increase from gains through the Fund's investment in the Portfolio, realized on the disposal of investments purchased which did not meet the Portfolio's investment guidelines, amounted to less than $0.01 per share and had no effect on total return for the year ended December 31, 2004.

(5)  Includes the Fund's share of the Portfolio's allocated expenses.

(6)  The investment adviser voluntarily waived a portion of it's investment advisory fee and/or the administrator subsidized certain operating expenses (equal to 0.69%, 0.69%, 0.49%, 0.80% and 1.28% of average daily net assets for 2006, 2005, 2004, 2003, and 2002, respectively).

(7)  Annualized.

See notes to financial statements
8

Eaton Vance Small-Cap Growth Fund as of December 31, 2006

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Small-Cap Growth Fund (the Fund), is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund offers three classes of shares: Class A, Class B and Class C shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 6). The Trustees have adopted a conversion feature pursuant to which Class B shares of the Fund automatically convert to Class A shares eight years after their purchase as described in the Fund's prospectus. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in the Small-Cap Growth Portfolio (the Portfolio), a New York trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (47.0% at December 31, 2006). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund's net investment income or loss consists of the Fund's pro rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders, each year, substantially all of its net investment income and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 2006, the Fund, for federal income tax purposes, had a capital loss carryover of $212,861 which will reduce the Fund's taxable income arising from future net realized gain on investment transactions, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. The capital loss carryover will expire on December 31, 2010. During the year ended December 31, 2006 capital loss carryovers of $2,069,768 were utilized to offset net realized gains.

D  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

E  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

F  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

G  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian of the Fund. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Fund maintains with IBT. All credit balances, if any, are used to reduce the Fund's custodian

9

Eaton Vance Small-Cap Growth Fund as of December 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

fees and are reported as a reduction of expenses in the Statement of Operations.

H  Other — Investment transactions are accounted for on a trade-date basis. Dividends to shareholders are recorded on the ex-dividend date.

2  Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of the net investment income allocated to the Fund by the Portfolio, and at least one distribution annually of all or substantially all of the net realized capital gains allocated to the Fund by the Portfolio, reduced by any available capital loss carryforwards from prior years, if any. Distributions are paid in the form of additional shares of the Fund or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

During the year ended December 31, 2006, accumulated net investment loss was decreased by $184,536, accumulated net realized loss was decreased by $2,165, and paid-in capital was decreased by $186,701 primarily due to differences between book and tax policies for net operating losses and currency transactions. This change had no effect on the net assets or the net asset value per share.

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Capital loss carryforwards	$(212,861)

The difference between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales.

3  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended December 31,
Class A	2006	2005(1)
Sales	177,032	133,134
Redemptions	(265,402)	(371,494)
Exchange from Class B shares	5,436	4,082
Net decrease	(82,934)	(234,278)
	Year Ended December 31,
Class B	2006	2005
Sales	70,429	44,895
Redemptions	(91,178)	(54,696)
Exchange to Class A shares	(5,315)	(3,965)
Net decrease	(26,064)	(13,766)
	Year Ended December 31,
Class C	2006	2005
Sales	36,746	50,115
Redemptions	(46,243)	(100,090)
Net decrease	(9,497)	(49,975)

(1)  Transactions reflect the effects of a 1.2599805-for-1 stock split effective on November 11, 2005.

4  Transactions with Affiliates

Eaton Vance Management (EVM) earns an administration fee as compensation for providing the Fund with administrative services. The fee is at an annual rate of 0.15% of the Fund's average daily net assets and amounted to $18,586 for the year ended December 31, 2006, all of which was waived. For the year ending December 31, 2006, the administrator has agreed to reimburse the Fund's expenses to the extent that total annual fund operating expenses exceed 2.00% for Class A and 2.75% for Class B and C shares average daily net assets. Thereafter, the reimbursement may be terminated at any time. Pursuant to this agreement, EVM reimbursed $66,768 of the Fund's operating expenses for the year ended December 31, 2006. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Except as to Trustees of the Fund and Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for

10

Eaton Vance Small-Cap Growth Fund as of December 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

their services to the Fund out of investment adviser fee. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of the services. For the year ended December 31, 2006, EVM received $2,800 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $5,634 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2006.

Certain officers and Trustees of the Fund and of the Portfolio are officers of the above organizations.

5  Distribution Plans

Class A has in effect a distribution plan pursuant to Rule 12b-1 (Class A Plan) under the Investment Company Act of 1940 (the 1940 Act). The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% of the Fund's average daily net assets attributable to Class A shares for each fiscal year for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued for the year ended December 31, 2006 amounted to $19,437 for Class A shares. The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act (collectively, the Plans). The Class B and Class C Plans require the Fund to pay EVD daily amounts equal to 1/365 of 0.75% (annualized) of the Fund's average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD by each respective class. The Fund paid or accrued $19,340 and $15,545 for Class B and Class C shares, respectively, to or payable to EVD for the year ended December 31, 2006, representing 0.75% (annualized) of the average daily net assets for Class B and Class C shares. At December 31, 2006, the amount of Uncovered Distribution Charges of EVD calculated under the Plans was approximately $83,445 and $151,973 for Class B and Class C shares, respectively. The Class B and Class C Plans also authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% annually of the average daily net assets attributable to that Class. Service fees are paid for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the Class B and Class C sales commissions and distribution fees and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges to EVD. Service fees paid or accrued for the year ended December 31, 2006 amounted to $6,447 and $5,181 for Class B and Class C shares, respectively.

6  Contingent Deferred Sales Charge

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Prior to September 15, 2006, Class A shares purchased at net asset value in amounts of $1 million or more (other than shares purchased in a single transaction of $5 million or more) are subject to a 1% CDSC if redeemed within one year of purchase. Effective September 15, 2006, all purchases of Class A shares of $1 million or more will be subject to a 1% contingent deferred sales charge in the event of redemption within 18 months of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. The Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Class B and Class C Distribution Plans (see Note 5). CDSC charges received when no Uncovered Distribution Charges exist will be retained by the Fund. The Fund was informed that EVD received approximately $5,096 and $106 of CDSC paid by shareholders for Class B shares and Class C shares, for the year ended December 31, 2006. No CDSC was collected for Class A shares.

7  Investment Transactions

Increases and decreases in the Fund's investment in the Portfolio aggregated $3,304,305 and $4,854,799, respectively, for the year ended December 31, 2006.

11

Eaton Vance Small-Cap Growth Fund as of December 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

8  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, (FIN 48) "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for the first required financial reporting period for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, (FAS 157) "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

12

Eaton Vance Small-Cap Growth Fund as of December 31, 2006

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders
of Eaton Vance Small-Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Eaton Vance Small-Cap Growth Fund (the "Fund"), a series of Eaton Vance Special Investment Trust at December 31, 2006, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 21, 2007

13

Small-Cap Growth Portfolio as of December 31, 2006

PORTFOLIO OF INVESTMENTS

Common Stocks — 93.6%
Security	Shares	Value
Aerospace & Defense — 1.5%
Armor Holdings, Inc.(1)	7,060	$387,241
		$387,241
Air Freight & Logistics — 0.7%
Hub Group, Inc., Class A(1)	6,840	$188,442
		$188,442
Biotechnology — 1.5%
Martek Biosciences Corp.(1)	16,100	$375,774
		$375,774
Capital Markets — 4.5%
Affiliated Managers Group, Inc.(1)	2,600	$273,338
Greenhill & Co., Inc.	6,400	472,320
Lazard, Ltd., Class A	8,780	415,645
		$1,161,303
Chemicals — 4.2%
International Flavors & Fragrances, Inc.	8,890	$437,032
Scotts Miracle-Gro Co., Class A	3,970	205,050
Terra Industries, Inc.(1)	37,405	448,112
		$1,090,194
Commercial Services & Supplies — 2.7%
FTI Consulting, Inc.(1)	15,300	$426,717
Knoll, Inc.	12,540	275,880
		$702,597
Communications Equipment — 1.3%
3Com Corp.(1)	80,500	$330,855
		$330,855
Computer Peripherals — 0.5%
Stratasys, Inc.(1)	4,300	$135,063
		$135,063
Construction & Engineering — 1.7%
Foster Wheeler, Ltd.(1)	7,750	$427,335
		$427,335

Security	Shares	Value
Diversified Consumer Services — 1.9%
Capella Education Co.(1)	5,010	$121,492
DeVry, Inc.	13,400	375,200
		$496,692
Diversified Financial Services — 1.3%
Nasdaq Stock Market, Inc.(1)	10,900	$335,611
		$335,611
Electric Utilities — 0.8%
ITC Holdings Corp.	5,375	$214,462
		$214,462
Electrical Equipment — 0.9%
AMETEK, Inc.	7,500	$238,800
		$238,800
Electronic Equipment & Instruments — 6.6%
Avnet, Inc.(1)	15,720	$401,332
FLIR Systems, Inc.(1)	16,000	509,280
IPG Photonics Corp.(1)	2,890	69,360
L-1 Identity Solutions, Inc.(1)	12,790	193,513
Paxar Corp.(1)	6,000	138,360
Tektronix, Inc.	13,100	382,127
		$1,693,972
Energy Equipment & Services — 4.6%
Dresser-Rand Group, Inc.(1)	16,450	$402,531
Dril-Quip, Inc.(1)	8,820	345,391
Input/Output, Inc.(1)	33,250	453,197
		$1,201,119
Food & Staples Retailing — 0.8%
Susser Holdings Corp.(1)	11,280	$203,040
		$203,040
Food Products — 0.5%
Hain Celestial Group, Inc., (The)(1)	4,270	$133,267
		$133,267

See notes to financial statements
14

Small-Cap Growth Portfolio as of December 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Health Care Equipment & Supplies — 9.0%
Cooper Cos., Inc., (The)	7,450	$331,525
DJO, Inc.(1)	6,600	282,612
IDEXX Laboratories, Inc.(1)	2,320	183,976
Respironics, Inc.(1)	10,800	407,700
Sirona Dental Systems, Inc.	10,000	385,100
West Pharmaceutical Services, Inc.	7,500	384,225
Wright Medical Group, Inc.(1)	15,400	358,512
		$2,333,650
Health Care Providers & Services — 0.8%
VCA Antech, Inc.(1)	6,400	$206,016
		$206,016
Household Durables — 2.7%
Jarden Corp.(1)	20,000	$695,800
		$695,800
Household Products — 1.6%
Church & Dwight Co., Inc.	9,650	$411,572
		$411,572
Insurance — 3.2%
Philadelphia Consolidated Holding Corp.(1)	9,130	$406,833
RLI Corp.	7,400	417,508
		$824,341
IT Services — 3.3%
Euronet Worldwide, Inc.(1)	12,840	$381,220
MoneyGram International, Inc.	15,200	476,672
		$857,892
Machinery — 3.0%
RBC Bearings, Inc.(1)	16,800	$481,488
Titan International, Inc.	14,090	283,913
		$765,401
Media — 2.2%
Arbitron, Inc.	3,050	$132,492
Central European Media Enterprises, Ltd.(1)	6,100	427,000
		$559,492

Security	Shares	Value
Metals & Mining — 3.1%
Aber Diamond Corp.	14,130	$522,119
IAMGOLD Corp.	17,577	154,853
Meridian Gold, Inc.(1)	4,400	122,276
		$799,248
Multiline Retail — 1.4%
Big Lots, Inc.(1)	16,030	$367,408
		$367,408
Multi-Utilities — 0.9%
CMS Energy Corp.(1)	14,000	$233,800
		$233,800
Oil, Gas & Consumable Fuels — 5.5%
Denbury Resources, Inc.(1)	14,800	$411,292
Forest Oil Corp.(1)	3,840	125,491
Parallel Petroleum Corp.(1)	18,400	323,288
Petrohawk Energy Corp.(1)	31,530	362,595
Range Resources Corp.	7,320	201,007
		$1,423,673
Personal Products — 1.5%
Playtex Products, Inc.(1)	26,450	$380,616
		$380,616
Real Estate Investment Trusts (REITs) — 3.9%
Acadia Realty Trust	14,475	$362,165
Douglas Emmett, Inc.	7,130	189,587
Equity One, Inc.	4,960	132,234
Essex Property Trust, Inc.	2,520	325,710
		$1,009,696
Road & Rail — 2.3%
Kansas City Southern(1)	14,700	$426,006
Landstar System, Inc.	4,650	177,537
		$603,543
Semiconductors & Semiconductor Equipment — 1.9%
Intersil Corp., Class A	7,100	$169,832
Verigy, Ltd.(1)	18,100	321,275
		$491,107

See notes to financial statements
15

Small-Cap Growth Portfolio as of December 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Software — 4.4%
Parametric Technology Corp.(1)	26,500	$477,530
Sybase, Inc.(1)	21,200	523,640
Transaction Systems Architects, Inc.(1)	3,880	126,372
		$1,127,542
Specialty Retail — 2.1%
Men's Wearhouse, Inc., (The)	8,700	$332,862
Stage Stores, Inc.	7,340	223,063
		$555,925
Thrifts & Mortgage Finance — 0.6%
WSFS Financial Corp.	2,500	$167,325
		$167,325
Trading Companies & Distributors — 2.7%
GATX Corp.	8,300	$359,639
Kaman Corp., Class A	15,635	350,068
		$709,707
Wireless Telecommunication Services — 1.5%
NII Holdings, Inc.(1)	5,950	$383,418
		$383,418
Total Common Stocks (identified cost $20,234,553)		$24,222,939
Affiliated Investments — 7.2%
Description	Interest	Value
Investment in Cash Management Portfolio 4.87%(2)	1,859,505	$1,859,505
Total Affiliated Investments (at amortized cost, $1,859,505)		$1,859,505
Total Investments — 100.8% (identified cost $22,094,058)		$26,082,444
Other Assets, Less Liabilities — (0.8)%		$(219,163)
Net Assets — 100.0%		$25,863,281

(1)  Non-income producing security.

(2)  Affiliated investment investing in high quality U.S. Dollar denominated money market instruments, and that is available to Eaton Vance portfolios and funds. The rate shown is the annualized seven-day yield as of December 31, 2006.

See notes to financial statements
16

Small-Cap Growth Portfolio as of December 31, 2006

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2006

Assets
Unaffiliated Investments, at value (identified cost, $20,234,553)	$24,222,939
Affiliated Investments, at value (amortized cost $1,859,505)	1,859,505
Dividends and interest receivable	29,485
Total assets	$26,111,929
Liabilities
Payable for investments purchased	$183,410
Payable to affiliate for investment advisory fees	15,384
Payable to affiliate for Trustees' fees	427
Accrued expenses	49,427
Total liabilities	$248,648
Net Assets applicable to investors' interest in Portfolio	$25,863,281
Sources of Net Assets
Net proceeds from capital contributions and withdrawals	$21,874,900
Net unrealized appreciation (computed on the basis of identified cost)	3,988,381
Total	$25,863,281

Statement of Operations

For the Year Ended
December 31, 2006

Investment Income
Dividends (net of foreign taxes, $862)	$144,520
Interest	55,331
Interest income allocated from affiliated investments	10,392
Expenses allocated from affiliated investments	(934)
Total investment income	$209,309
Expenses
Investment adviser fee	$201,214
Trustees' fees and expenses	1,680
Legal and accounting services	45,872
Custodian fee	37,822
Miscellaneous	585
Total expenses	$287,173
Deduct — Reduction of custodian fee	$248
Reduction of investment adviser fee	15
Total expense reductions	$263
Net expenses	$286,910
Net investment loss	$(77,601)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$4,833,767
Foreign currency transactions	160
Net realized gain	$4,833,927
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$(582,499)
Foreign currency	(5)
Net change in unrealized appreciation (depreciation)	$(582,504)
Net realized and unrealized gain	$4,251,423
Net increase in net assets from operations	$4,173,822

See notes to financial statements
17

Small-Cap Growth Portfolio as of December 31, 2006

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended December 31, 2006	Year Ended December 31, 2005
From operations — Net investment loss	$(77,601)	$(162,419)
Net realized gain from investment transactions, and foreign currency	4,833,927	2,751,575
Net change in unrealized appreciation (depreciation) from investments, and foreign currency	(582,504)	(695,700)
Net increase in net assets from operations	$4,173,822	$1,893,456
Capital transactions — Contributions	$8,024,126	$7,713,680
Withdrawals	(15,379,563)	(9,366,533)
Net decrease in net assets from capital transactions	$(7,355,437)	$(1,652,853)
Net increase (decrease) in net assets	$(3,181,615)	$240,603
Net Assets
At beginning of year	$29,044,896	$28,804,293
At end of year	$25,863,281	$29,044,896

See notes to financial statements
18

Small-Cap Growth Portfolio as of December 31, 2006

FINANCIAL STATEMENTS CONT'D

Supplementary Data

	Year Ended December 31,
	2006	2005	2004		2003	2002
Ratios/Supplemental Data
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(2)	1.07%	1.14%	1.18%		1.23%	1.18%
Expenses after custodian fee reduction(2)	1.07%	1.14%	1.18%		1.23%	1.18%
Net investment loss	(0.29)%	(0.59)%	(0.90)%		(1.01)%	(0.91)%
Portfolio Turnover	103%	218%	276%		308%	225%
Total Return	16.33%	7.02%	4.23	%(1)	31.20%	(33.36)%
Net assets, end of year (000's omitted)	$25,863	$29,045	$28,804		$27,920	$19,759

(1)  The net gains realized on the disposal of investments purchased which did not meet the Portfolio's investment guidelines had no effect on total return for the year ended December 31, 2004.

(2)  The investment adviser voluntarily waived a portion of it's investment advisory fee and/or the administrator subsidized certain operating expenses (equal to less than 0.01%) of average daily net assets for 2006, 2005 and 2004, respectively).

See notes to financial statements
19

Small-Cap Growth Portfolio as of December 31, 2006

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Small-Cap Growth Portfolio (the Portfolio) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Portfolio, which was organized as a trust under the laws of the State of New York on February 28, 2000, seeks long-term appreciation by investing in a diversified portfolio of publicly traded stocks of small-cap companies that in the opinion of the investment adviser are expected to achieve earnings growth over the long-term that substantially exceeds the average of all publicly traded companies in the United States. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At December 31, 2006, the Eaton Vance Small-Cap Growth Fund held an approximate 47% interest in the Portfolio and two other investors owned an interest greater than 10% that aggregated 26.4%. The following is a summary of the significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities are acquired with a remaining maturity of more than 60 days, they will be valued by a pricing service. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments held by the Portfolio for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded. The Portfolio may invest in Cash Management Portfolio (Cash Management), an affiliated investment company managed by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM). Cash Management values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the Investment Company act of 1940. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium.

B  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must

20

Small-Cap Growth Portfolio as of December 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

D  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian to the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Portfolio maintains with IBT. All credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of expenses in the Statement of Operations.

E  Other — Investment transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on securities sold are determined on the basis of identified cost.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. Pursuant to the advisory agreement, BMR receives a monthly fee at the annual rate of 0.75% of the Portfolio's average daily net assets up to $500 million and at reduced rates as daily net assets exceed that level. For the year ended December 31, 2006, the fee was equivalent to 0.75% of the Portfolio's average daily net assets and amounted to $202,189. BMR has also agreed to reduce the investment adviser fee by an amount equal to that portion of commissions paid to broker dealers in execution of Portfolio security transactions that is consideration for third-party research services. For the year ended December 31, 2006, BMR waived $15 of its advisory fee. The advisory fee payable by the Portfolio is reduced by the allocable portion of the advisory fee paid by Cash Management. For the year ended December 31, 2006, the Portfolio's allocated portion of the advisory fee paid by Cash Management totaled $934. The advisory fee paid directly by the Portfolio amounted to $201,240. Except as to the Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of investment adviser fee. Certain officers and Trustees of the Portfolio are officers of the above organizations. Trustees of the Portfolio that are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2006, no amounts have been deferred.

3  Investment Transactions

Purchases and sales of investments, other than short-term obligations, aggregated $26,570,340 and $34,294,846, respectively, for the year ended December 31, 2006.

21

Small-Cap Growth Portfolio as of December 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

4  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in value of the investments owned at December 31, 2006, as determined on a federal income tax basis, were as follows:

Aggregate cost	$22,126,541
Gross unrealized appreciation	$4,276,635
Gross unrealized depreciation	(320,732)
Net unrealized appreciation	$3,955,903

5  Line of Credit

The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participating portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended December 31, 2006.

6  Recently Issued Accounting Pronouncements

In December 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, (FIN 48) "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for the first required financial reporting period for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, (FAS 157) "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Portfolio's financial statement disclosures.

22

Small-Cap Growth Portfolio as of December 31, 2006

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors
of Small-Cap Growth Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the supplementary data present fairly, in all material respects, the financial position of Small-Cap Growth Portfolio (the "Portfolio") at December 31, 2006, and the results of its operations, the changes in its net assets and the supplementary data for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and supplementary data (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 21, 2007

23

Eaton Vance Small-Cap Growth Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees") cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on March 27, 2006, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February and March 2006. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund managed by it;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve month period ended March 31,

24

Eaton Vance Small-Cap Growth Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

2006, the Board met nine times and the Special Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met eight, twelve and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee concluded that the continuance of the investment advisory agreement of the Small-Cap Growth Portfolio (the "Portfolio"), the portfolio in which the Eaton Vance Small-Cap Growth Fund (the "Fund") invests, with Boston Management and Research (the "Adviser"), including its fee structure, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Special Committee as well as the factors considered and conclusions reached by the Special Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser.

The Board considered the Adviser's management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio, including recent changes to such personnel. The Board specifically noted the Adviser's in-house equity research capabilities. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to each Portfolio in the complex by senior management.

The Board reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three- and five-year periods ended September 30, 2005 for the Fund. The Board noted that action was being taken to improve the performance of the Fund, and concluded that it was appropriate to allow reasonable time to evaluate the effectiveness of this action.

25

Eaton Vance Small-Cap Growth Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including administrative fees, payable by the Portfolio and the Fund (referred to collectively as "management fees"). As part of its review, the Board considered the management fees and the Fund's total expense ratio for the year ended September 30, 2005, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered the fact that the Adviser had waived fees and/or paid expenses for the Fund.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Portfolio, the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Portfolio and the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Portfolio and other advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolio, the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

26

Eaton Vance Small-Cap Growth Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of the Eaton Vance Special Investment Trust (the Trust) and Small-Cap Growth Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is the Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corporation, "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, "EVD" refers to Eaton Vance Distributors, Inc. and "Fox" refers to Fox Asset Management, LLC. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

James B. Hawkes 11/9/41	Trustee	Trustee of the Trust since 1989 and of the Portfolio since 2000	Chairman and Chief Executive Officer of EVC, BMR, EVM and EV; Director of EV; Vice President and Director of EVD. Trustee and/or officer of 170 registered investment companies in the Eaton Vance Fund Complex. Mr. Hawkes is an interested person because of his positions with BMR, EVM, EVC and EV, which are affiliates of the Trust and Portfolio.	170	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	170	None

Samuel L. Hayes, III 2/23/35	Trustee and Chairman of the Board	Trustee of the Trust since 1989; of the Portfolio since 2000 and Chairman of the Board since 2005	Jacob H. Schiff Professor of Investment Banking Emeritus, Harvard University Graduate School of Business Administration. Director of Yakima Products, Inc. (manufacturer of automotive accessories) (since 2001) and Director of Telect, Inc. (telecommunications services company).	170	Director of Tiffany & Co. (specialty retailer)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (a holding company owning institutional investment management firms) (1982-2001).	170	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	170	None

27

Eaton Vance Small-Cap Growth Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Norton H. Reamer 9/21/35	Trustee	Trustee of the Trust since 1989 and the Portfolio since 2000	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003).	170	None

Lynn A. Stout 9/14/57	Trustee	Trustee of the Trust since 1998; of the Portfolio since 2000	Professor of Law, University of California at Los Angeles School of Law.	170	None

Ralph F. Verni 1/26/43	Trustee	Since 2005	Consultant and private investor.	170	None

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Thomas E. Faust Jr. 5/31/58	President of the Trust	Since 2002	President of EVC, EVM, BMR and EV and Director of EVC. Chief Investment Officer of EVC, EVM and BMR. Officer of 71 registered investment companies and 5 private investment companies managed by EVM or BMR.

J. Scott Craig 3/15/63	Vice President of the Trust	Since 2006	Vice President of EVM and BMR since January 2005. Previously, he was Director- Real Estate Equities and REIT Portfolio Manager at The Northwestern Mutual Life Insurance Company (1992-2004). Officer of 15 registered investment companies managed by EVM or BMR.

Gregory R. Greene 11/13/66	Vice President of the Trust	Since 2006	Managing Director of Fox. Officer of 16 registered investment companies managed by EVM or BMR.

Elizabeth S. Kenyon 9/8/59	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 17 registered investment companiesmanaged by EVM or BMR.

Duke E. Laflamme 7/8/69	Vice President of the Trust	Since 2001	Vice President of EVM and BMR. Officer of 16 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President of the Trust	Since 2002	Vice President of EVM and BMR. Officer of 45 registered investment companies managed by EVM and BMR.

Michael R. Mach 7/15/47	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 51 registered investment companies managed by EVM or BMR.

Robert J. Milmore 4/3/69	Vice President of the Trust	Since 2006	Assistant Vice President of Fox. Previously, Manager of International Treasury of Cendant Corporation (2001-2005). Officer of 16 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President of the Trust and President of the Portfolio	Vice President of the Trust since 2006 and President of the Portfolio since 2002	Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 71 registered investment companies managed by EVM or BMR.

28

Eaton Vance Small-Cap Growth Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Judith A. Saryan 8/21/54	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 50 registered investment companies managed by EVM or BMR.

Nancy B. Tooke 10/25/46	Vice President of the Portfolio	Since 2006	Vice President of EVM and BMR since 2006. Previously, Senior Managing Director and small and mid-Cap core portfolio manager with ForstmannLeff Assocaites (2004-2006). Previously, Executive Vice President and portfolio manager with Schroder Investment Management North America, Inc. (1994-2004). Officer of 3 registered investment companies managed by EVM or BMR.

Michael W. Weilheimer 2/11/61	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 24 registered investment companies managed by EVM or BMR.

William J. Austin, Jr. 12/27/51	Treasurer of the Portfolio	Since 2002(2)	Vice President of EVM and BMR. Officer of 52 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer of the Trust	Since 2005(2)	Vice President of EVM and BMR. Officer of 170 registered investment companies managed by EVM or BMR.

Alan R. Dynner 10/10/40	Secretary	Secretary of the Trust since 1997 and of the Portfolio since 2000	Vice President, Secretary and Chief Legal Officer of BMR, EVM, EVD, EV and EVC. Officer of 170 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 170 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(2)  Prior to 2002, Mr. Austin served as Assistant Treasurer of the Portfolio since 2000. Prior to 2005, Ms. Campbell served as Assistant Treasurer of the Trust since 1997.

The SAI for the Fund includes additional information about the Trustee and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance's website at www.eatonvance.com or by calling 1-800-225-6265.

29

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Investment Adviser of Small-Cap Growth Portfolio
Boston Management and Research

The Eaton Vance Building

255 State Street

Boston, MA 02109

Administrator of Eaton Vance Small-Cap Growth Fund
Eaton Vance Management

The Eaton Vance Building

255 State Street

Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building

255 State Street

Boston, MA 02109

(617) 482-8260

Custodian
Investors Bank & Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP

125 High Street

Boston, MA 02110

Eaton Vance Small-Cap Growth Fund

The Eaton Vance Building

255 State Street

Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

164-2/07  SCGSRC

Annual Report December 31, 2006

EATON VANCE
SMALL-CAP
VALUE
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS, AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to Portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Small-Cap Value Fund as of December 31, 2006

management’s discussion of fund performance

Gregory R. Greene, CFA,
Lead Portfolio Manager

The Fund

Performance for the Past Year

•  For the year ended December 31, 2006, the Fund’s Class A shares had a total return of 13.92%. This return was the result of an increase in net asset value (NAV) per share to $14.97 on December 31, 2006, from $14.85 on December 31, 2005, plus the reinvestment of a capital gain distribution of $1.9476 per share.(1)

•  The Fund’s Class B shares had a total return of 13.10% for the same period, the result of a slight increase in NAV per share to $14.96 from $14.95, plus the revinvestment of a capital gain distribution of $1.9476 per share.(1)

•  The Fund’s Class C shares had a total return of 13.06% for the same period, the result of no change in NAV per share of $14.91 on December 31, 2006 from  December 31, 2005, plus the reinvestment of a capital gain distribution of $1.9476 per share.(1)

•  For comparison, the Fund’s benchmark, the S&P SmallCap 600 Index – a broad-based, unmanaged market index of both growth and value small-capitalization stocks – had a total return of 15.12% during the period, while the Russell 2000 Value Index – a broad-based, unmanaged index of small-cap value stocks – had a total return of 23.48%.(2)  The Fund’s peer group – the Lipper Small Cap Value Funds Classification – had an average total return of 16.57% during the same period.(2)

Management Discussion

•  The U.S. economy showed impressive strength in the first half of the fiscal year, amid high consumer confidence, strong job creation and solid corporate earnings growth. The Federal Reserve (the “Fed”) saw signs of inflation and continued to raise interest rates through its June 2006 meeting, before pausing through the remainder of the year. In the second half of 2006, however, there were signs that the higher interest rates and high energy prices were beginning to weigh more heavily on consumers, pointing to a slowing economy.

•  The stock market moved modestly higher through April 2006, but underwent a correction in May and June 2006, as the spike in oil prices and the flagging real estate market temporarily cooled investor sentiment. The market moved higher in mid-summer, as the Fed left rates unchanged in a series of meetings. The rally gained further momentum, as energy prices declined significantly though the remainder of the year. Small-cap stocks again outperformed large-cap stocks, with value stocks outperforming the growth segment of the market.

•  For the year ended December 31, 2006, the Fund underperformed its primary benchmark. The Fund remained broadly diversified among economic sectors and industry groups, but maintained a focus on higher-quality value stocks, an emphasis that hurt relative performance through much of the year, as lower-quality stocks led the value segment.

•  The Fund’s leading performers during the year were in the information technology, health care and consumer discretionary sectors. Stock selection in the semiconductor industry contributed to performance, highlighted by manufacturers of electronic components and power devices used by telecom, computer and auto manufacturers. Health care equipment stocks were also additive, including a manufacturer of components used in drug delivery systems and a provider of direct-to-consumer diabetes tests. Stock selection among consumer discretionary stocks also provided a boost, led by makers of leisure equipment and household durables.

•  Stock selection in the consumer staples sector hurt performance. Some financial stock holdings underperformed, especially insurance stocks, which faced hurdles in a flat yield curve and an increasingly  competitive pricing environment. Machinery manufacturers were also laggard performers, as they struggled

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

(1)

These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the return would be lower. Absent a reimbursement of certain expenses by the administrator, the returns would have been lower.

(2)

It is not possible to invest directly in an Index or a Lipper Classification. The Indexes’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indexes. The Lipper Classification return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

1

with eroding margins due to higher raw materials costs and price competition from European manufacturers. Finally, an overweighting in energy stocks – which were among the market leaders in the first half of the year – detracted from performance in the second half. An uneventful hurricane season, larger-than-expected global supply and unseasonably warm early-winter weather led to a sharp correction in oil and natural gas prices.

•  Effective September 30, 2006, Gregory R. Greene became lead portfolio manager of the Fund. Mr. Greene is a Managing Director of Fox Asset Management (Fox), manages other Fox investment portfolios and has been employed by Fox for more than five years, and served as co-portfolio manager of the Fund beginning March 1, 2006. The other members of the portfolio team are J. Bradley Ohlmuller and Robert J. Milmore.

Sector Weightings(1)

By net assets

(1)     As a percentage of Fund’s net assets as of 12/31/06. Portfolio information may not be representative of the Fund’s current or future investments and may change due to active management.

Ten Largest Holdings(2)

By net assets

Piedmont Natural Gas Co., Inc.	3.3%
Belden, Inc.	3.2
Parker Drilling Co.	3.0
ON Semiconductor Corp.	2.8
Protective Life Corp.	2.7
Church & Dwight Co., Inc.	2.7
Stage Stores, Inc.	2.7
IPC Holdings Ltd.	2.6
Albany International Corp.	2.5
West Pharmaceutical Services, Inc.	2.4

(2)	Ten Largest Holdings represented 27.9% of Fund net assets as of 12/31/06. Holdings are subject to change due to active management.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

2

Eaton Vance Small-Cap Value Fund as of December 31, 2006

fund performance

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the S&P SmallCap 600 Index, a broad-based, unmanaged market index of both growth and value small-capitalization stocks. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A, the S&P SmallCap 600 Index and the Russell 2000 Value Index, a broad-based, unmanaged index of small-cap value stocks. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance(1)	Class A	Class B	Class C
Average Annual Total Returns (at net asset value)
One year	13.92%	13.10%	13.06%
Life of Fund†	12.40	12.47	12.34

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One year	7.34%	8.10%	12.06%
Life of Fund†	10.93	12.17	12.34

† Inception dates: Class A: 6/28/02; Class B: 7/9/02; Class C: 7/3/02

(1)

Average annual total returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC average annual total returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B reflect the applicable CDSC based on the following schedule:5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC returns for Class C reflect a 1% CDSC for the first year. Absent a reimbursement of certain expenses by the administrator, the returns would have been lower.

Comparison of Change in Value of a $10,000 Investment in Eaton Vance Small-Cap Value Fund Class A vs. the Russell 2000 Value Index and the S&P SmallCap 600 Index*

June 30, 2002 – December 31, 2006

*    Sources: Thomson Financial; Standard & Poor’s. Class A of the Fund commenced operations on 6/28/02.

A $10,000 hypothetical investment at net asset value in Class B shares on 7/9/02 and Class C shares on 7/3/02 would have been valued at $16,930 ($16,730 after the deduction of the applicable CDSC) and $16,879, respectively, on 12/31/06. It is not possible to invest directly in an Index. The Indexes’ total return do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indexes. Because the Indexes are based on month-end data, chart begins on 6/30/02.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance Small-Cap Value Fund as of December 31, 2006

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 – December 31, 2006).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Small-Cap Value Fund

	Beginning Account Value (7/1/06)	Ending Account Value (12/31/06)	Expenses Paid During Period* (7/1/06 – 12/31/06)
Actual
Class A	$1,000.00	$1,056.03	$9.12	**
Class B	$1,000.00	$1,052.21	$12.98	**
Class C	$1,000.00	$1,051.63	$12.98	**
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,016.30	$8.94	**
Class B	$1,000.00	$1,012.60	$12.73	**
Class C	$1,000.00	$1,012.60	$12.73	**

*  Expenses are equal to the Fund's annualized expense ratio of 1.76% for Class A shares, 2.51% for Class B shares, and 2.51% for Class C shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2006.

**  Absent a reimbursement of certain expenses by the administrator, the expenses would have been higher.

4

Eaton Vance Small-Cap Value Fund as of December 31, 2006

PORTFOLIO OF INVESTMENTS

Common Stocks — 94.7%
Security	Shares	Value
Aerospace & Defense — 1.9%
K&F Industries Holdings, Inc.(1)	18,000	$408,780
		$408,780
Auto Components — 0.5%
BorgWarner, Inc.	1,900	$112,138
		$112,138
Chemicals — 2.2%
RPM, Inc.	22,800	$476,292
		$476,292
Commercial Banks — 9.5%
Boston Private Financial Holdings, Inc.	13,700	$386,477
First Midwest Bancorp, Inc.	8,600	332,648
Hanmi Financial Corp.	16,300	367,239
Provident Bankshares Corp.	8,400	299,040
UCBH Holdings, Inc.	18,300	321,348
Umpqua Holdings Corp.	12,700	373,761
		$2,080,513
Commercial Services & Supplies — 1.0%
Pike Electric Corp.(1)	13,300	$217,189
		$217,189
Communications Equipment — 0.8%
Bel Fuse, Inc. Class B	5,200	$180,908
		$180,908
Construction & Engineering — 0.9%
Granite Construction, Inc.	4,000	$201,280
		$201,280
Containers & Packaging — 2.3%
AptarGroup, Inc.	8,600	$507,744
		$507,744

Security	Shares	Value
Electrical Equipment — 4.9%
A.O. Smith Corp.	9,900	$371,844
Belden, Inc.	17,600	687,984
		$1,059,828
Electronic Equipment & Instruments — 2.8%
Aeroflex, Inc.(1)	18,400	$215,648
Technitrol, Inc.	16,700	398,963
		$614,611
Energy Equipment & Services — 6.9%
Bristow Group, Inc.(1)	5,800	$209,322
Lone Star Technologies, Inc.(1)	9,100	440,531
Oil States International, Inc.(1)	6,600	212,718
Parker Drilling Co.(1)	80,000	653,600
		$1,516,171
Food & Staples Retailing — 3.5%
BJ's Wholesale Club, Inc.(1)	14,000	$435,540
Performance Food Group Co.(1)	12,000	331,680
		$767,220
Food Products — 2.2%
Chiquita Brands International, Inc.	29,700	$474,309
		$474,309
Gas Utilities — 5.3%
Piedmont Natural Gas Co., Inc.	27,000	$722,250
Questar Corp.	5,200	431,860
		$1,154,110
Health Care Equipment & Supplies — 5.5%
CONMED Corp.(1)	11,500	$265,880
PolyMedica Corp.	10,300	416,223
West Pharmaceutical Services, Inc.	10,200	522,546
		$1,204,649
Health Care Providers & Services — 2.3%
Owens & Minor, Inc.	16,300	$509,701
		$509,701

See notes to financial statements
5

Eaton Vance Small-Cap Value Fund as of December 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Hotels, Restaurants & Leisure — 2.1%
Applebee's International, Inc.	8,500	$209,695
CBRL Group, Inc.	5,400	241,704
		$451,399
Household Durables — 2.2%
Tupperware Corp.	21,300	$481,593
		$481,593
Household Products — 2.7%
Church & Dwight Co., Inc.	13,800	$588,570
		$588,570
Industrial Conglomerates — 1.2%
Teleflex, Inc.	4,100	$264,696
		$264,696
Insurance — 5.3%
IPC Holdings Ltd.	18,200	$572,390
Protective Life Corp.	12,500	593,750
		$1,166,140
Leisure Equipment & Products — 2.0%
RC2 Corp.(1)	10,000	$440,000
		$440,000
Machinery — 4.2%
Albany International Corp.	16,500	$543,015
CLARCOR, Inc.	11,100	375,291
		$918,306
Oil, Gas & Consumable Fuels — 3.5%
OMI Corp.	19,600	$414,932
Penn Virginia Corp.	5,000	350,200
		$765,132
Personal Products — 3.0%
Chattem, Inc.(1)	6,600	$330,528
Prestige Brands Holdings, Inc.(1)	25,000	325,500
		$656,028

Security	Shares	Value
Real Estate Investment Trusts (REITs) — 6.1%
Highland Hospitality Corp.	17,000	$242,250
Senior Housing Properties Trust	17,000	416,160
Strategic Hotels & Resorts, Inc.	16,000	348,640
Sunstone Hotel Investors, Inc.	11,700	312,741
		$1,319,791
Road & Rail — 2.9%
Arkansas Best Corp.	9,500	$342,000
YRC Worldwide Inc.(1)	7,500	282,975
		$624,975
Semiconductors & Semiconductor Equipment — 2.8%
ON Semiconductor Corp.(1)	79,500	$601,815
		$601,815
Specialty Retail — 4.2%
Claire's Stores, Inc.	9,900	$328,086
Stage Stores, Inc.	19,200	583,488
		$911,574
Total Common Stocks (identified cost $16,743,056)		$20,675,462
Total Investments — 94.7% (identified cost $16,743,056)		$20,675,462
Other Assets, Less Liabilities — 5.3%		$1,156,420
Net Assets — 100.0%		$21,831,882

(1)  Non-income producing security.

See notes to financial statements
6

Eaton Vance Small-Cap Value Fund as of December 31, 2006

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2006

Assets
Investments, at value (identified cost, $16,743,056)	$20,675,462
Cash	1,297,187
Receivable for Fund shares sold	27,444
Receivable from the Administrator	66,625
Dividends and interest receivable	44,358
Total assets	$22,111,076
Liabilities
Payable for Fund shares redeemed	$194,276
Payable to affiliate for investment advisory fees	18,732
Payable to affiliate for distribution and service fees	18,299
Payable to affiliate for administration fees	2,810
Accrued expenses	45,077
Total liabilities	$279,194
Net Assets	$21,831,882
Sources of Net Assets
Paid-in capital	$17,504,437
Undistributed net realized gain (computed on the basis of identified cost)	403,291
Net unrealized appreciation (computed on the basis of identified cost)	3,924,154
Total	$21,831,882
Class A Shares
Net Assets	$10,930,646
Shares Outstanding	730,063
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$14.97
Maximum Offering Price Per Share (100 ÷ 94.25 of $14.97)	$15.88
Class B Shares
Net Assets	$4,914,781
Shares Outstanding	328,612
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$14.96
Class C Shares
Net Assets	$5,986,455
Shares Outstanding	401,388
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$14.91
On sales of $50,000 or more, the offering price of Class A shares is reduced.

Statement of Operations

For the Year Ended
December 31, 2006

Investment Income
Dividends	$272,307
Interest	50,497
Total investment income	$322,804
Expenses
Investment adviser fee	$216,689
Administration fee	32,503
Distribution and service fees Class A	27,013
Class B	49,571
Class C	59,065
Registration fees	43,441
Transfer and dividend disbursing agent fees	30,483
Custodian fee	28,451
Legal and accounting services	25,246
Printing and postage	13,504
Miscellaneous	2,373
Total expenses	$528,339
Deduct — Reduction of custodian fee	$131
Allocation of expenses to the Administrator	66,625
Total expense reductions	$66,756
Net expenses	$461,583
Net investment loss	$(138,779)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$2,333,556
Net realized gain	$2,333,556
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$494,215
Net change in unrealized appreciation (depreciation)	$494,215
Net realized and unrealized gain	$2,827,771
Net increase in net assets from operations	$2,688,992

See notes to financial statements
7

Eaton Vance Small-Cap Value Fund as of December 31, 2006

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended December 31, 2006	Year Ended December 31, 2005
From operations — Net investment loss	$(138,779)	$(147,173)
Net realized gain from investment transactions	2,333,556	779,167
Net change in unrealized appreciation (depreciation) from investments	494,215	37,032
Net increase in net assets from operations	$2,688,992	$669,026
Distributions to shareholders — From net realized gain Class A	$(1,274,262)	$—
Class B	(578,869)	—
Class C	(704,984)	—
Total distributions to shareholders	$(2,558,115)	$—
Transactions in shares of beneficial interest — Proceeds from sale of shares Class A	$2,750,939	$6,054,663
Class B	1,002,408	2,147,610
Class C	1,473,745	2,519,757
Net asset value of shares issued to shareholders in payment of distributions declared Class A	1,156,677	—
Class B	502,642	—
Class C	585,824	—
Cost of shares redeemed Class A	(3,554,867)	(3,755,945)
Class B	(1,338,968)	(744,239)
Class C	(1,567,558)	(1,256,593)
Net asset value of shares exchanged Class A	183,956	66,501
Class B	(183,956)	(66,501)
Net increase in net assets from Fund share transactions	$1,010,842	$4,965,253
Net increase in net assets	$1,141,719	$5,634,279
Net Assets
At beginning of year	$20,690,163	$15,055,884
At end of year	$21,831,882	$20,690,163

See notes to financial statements
8

Eaton Vance Small-Cap Value Fund as of December 31, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Year Ended December 31,
	2006(1)	2005(1)	2004(1)		2003(1)		2002(1)(2)
Net asset value — Beginning of year	$14.850	$14.240	$12.050		$9.080		$10.000
Income (loss) from operations
Net investment loss	$(0.042)	$(0.065)	$(0.073)		$(0.063)		$(0.023)
Net realized and unrealized gain (loss)	2.110	0.675	2.279		3.033		(0.897	)(3)
Total income (loss) from operations	$2.068	$0.610	$2.206		$2.970		$(0.920)
Less distributions
From net realized gain	$(1.948)	$—	$(0.016)		$—		$—
Total distributions	$(1.948)	$—	$(0.016)		$—		$—
Net asset value — End of year	$14.970	$14.850	$14.240		$12.050		$9.080
Total Return(4)	13.92%	4.28%	18.33%		32.71%		(9.20)%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$10,931	$10,284	$7,635		$4,047		$1,742
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(5)	1.75%	1.75%	1.75	%(6)	1.75	%(6)	1.75	%(6)(7)
Expenses after custodian fee reduction(5)	1.75%	1.75%	1.75	%(6)	1.75	%(6)	1.75	%(6)(7)
Net investment loss	(0.27)%	(0.45)%	(0.58)%		(0.60)%		(0.51	)%(7)
Portfolio Turnover of the Portfolio(8)	—	—	1%		24%		2%
Portfolio Turnover of the Fund	51%	28%	5%		—		—

(1)  Net investment income (loss) per share was computed using average shares outstanding.

(2)  For the period from the start of business, June 28, 2002, to December 31, 2002.

(3)  The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of fund shares and the amount of the per share realized and unrealized gain and losses at such time.

(4)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(5)  The investment adviser voluntarily waived a portion of its investment advisory fee and/or the administrator subsidized certain operating expenses (equal to 0.31%, 0.57%, 0.74%, 3.03% and 35.30% of average daily net assets for 2006, 2005, 2004, 2003 and 2002, respectively).

(6)  Includes the Fund's share of the Portfolio's expenses while the Fund was making investments directly into the Portfolio.

(7)  Annualized.

(8)  Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

See notes to financial statements
9

Eaton Vance Small-Cap Value Fund as of December 31, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class B
	Year Ended December 31,
	2006(1)	2005(1)	2004(1)		2003(1)		2002(1)(2)
Net asset value — Beginning of year	$14.950	$14.430	$12.310		$9.340		$10.000
Income (loss) from operations
Net investment loss	$(0.162)	$(0.175)	$(0.172)		$(0.149)		$(0.058)
Net realized and unrealized gain (loss)	2.120	0.695	2.308		3.119		(0.602	)(3)
Total income (loss) from operations	$1.958	$0.520	$2.136		$2.970		$(0.660)
Less distributions
From net realized gain	$(1.948)	$—	$(0.016)		$—		$—
Total distributions	$(1.948)	$—	$(0.016)		$—		$—
Net asset value — End of year	$14.960	$14.950	$14.430		$12.310		$9.340
Total Return(4)	13.10%	3.60%	17.37%		31.80%		(6.60)%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$4,915	$4,905	$3,391		$1,554		$255
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(5)	2.50%	2.50%	2.50	%(6)	2.50	%(6)	2.50	%(6)(7)
Expenses after custodian fee reduction(5)	2.50%	2.50%	2.50	%(6)	2.50	%(6)	2.50	%(6)(7)
Net investment loss	(1.02)%	(1.20)%	(1.33)%		(1.37)%		(1.30	)%(7)
Portfolio Turnover of the Portfolio(8)	—	—	1%		24%		2%
Portfolio Turnover of the Fund	51%	28%	5%		—		—

(1)  Net investment income (loss) per share was computed using average shares outstanding.

(2)  For the period from the commencement of operations of Class B shares, July 9, 2002, to December 31, 2002.

(3)  The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of fund shares and the amount of the per share realized and unrealized gain and losses at such time.

(4)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(5)  The investment adviser voluntarily waived a portion of its investment advisory fee and/or the administrator subsidized certain operating expenses (equal to 0.31%, 0.57%, 0.74%, 3.03% and 35.30% of average daily net assets for 2006, 2005, 2004, 2003 and 2002, respectively).

(6)  Includes the Fund's share of the Portfolio's expenses while the Fund was making investments directly into the Portfolio.

(7)  Annualized.

(8)  Portfolio turnover represents the rate of portfolio activity for the period while the fund was making investments directly into the Portfolio.

See notes to financial statements
10

Eaton Vance Small-Cap Value Fund as of December 31, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class C
	Year Ended December 31,
	2006(1)	2005(1)	2004(1)		2003(1)		2002(1)(2)
Net asset value — Beginning of year	$14.910	$14.400	$12.280		$9.320		$10.000
Income (loss) from operations
Net investment loss	$(0.161)	$(0.175)	$(0.171)		$(0.153)		$(0.060)
Net realized and unrealized gain (loss)	2.109	0.685	2.307		3.113		(0.620	)(3)
Total income (loss) from operations	$1.948	$0.510	$2.136		$2.960		$(0.680)
Less distributions
From net realized gain	$(1.948)	$—	$(0.016)		$—		$—
Total distributions	$(1.948)	$—	$(0.016)		$—		$—
Net asset value — End of year	$14.910	$14.910	$14.400		$12.280		$9.320
Total Return(4)	13.06%	3.54%	17.41%		31.76%		(6.80)%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$5,986	$5,501	$4,030		$1,873		$91
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(5)	2.50%	2.50%	2.50	%(6)	2.50	%(6)	2.50	%(6)(7)
Expenses after custodian fee reduction(5)	2.50%	2.50%	2.50	%(6)	2.50	%(6)	2.50	%(6)(7)
Net investment loss	(1.01)%	(1.20)%	(1.32)%		(1.38)%		(1.31	)%(7)
Portfolio Turnover of the Portfolio(8)	—	—	1%		24%		2%
Portfolio Turnover of the Fund	51%	28%	5%		—		—

(1)  Net investment income (loss) per share was computed using average shares outstanding.

(2)  For the period from the commencement of operations of Class C shares, July 3, 2002, to December 31, 2002.

(3)  The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of fund shares and the amount of the per share realized and unrealized gain and losses at such time.

(4)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(5)  The investment adviser voluntarily waived a portion of its investment advisory fee and/or the administrator subsidized certain operating expenses (equal to 0.31%, 0.57%, 0.74%, 3.03% and 35.30% of average daily net assets for 2006, 2005, 2004, 2003 and 2002, respectively).

(6)  Includes the Fund's share of the Portfolio's expenses while the Fund was making investments directly into the Portfolio.

(7)  Annualized.

(8)  Portfolio turnover represents the rate of portfolio activity for the period while the fund was making investments directly into the Portfolio.

See notes to financial statements
11

Eaton Vance Small-Cap Value Fund as of December 31, 2006

NOTES TO FINANCIAL STATEMENTS

  1  Significant Accounting Policies

Eaton Vance Small-Cap Value Fund (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund seeks to achieve long-term total return by, under normal market conditions, investing primarily in value stocks of small-cap companies. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 6). Class B shares held for eight years will automatically convert to Class A shares. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities are acquired with a remaining maturity of more than 60 days, they will be valued by a pricing service. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The daily valuation of exchange traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair valued securities. Investments held by the Fund for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

B  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis.

C  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

D  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders, each year, substantially all of

12

Eaton Vance Small-Cap Value Fund as of December 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

its net investment income, and any net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

E  Financial Futures Contracts — Upon entering a financial futures contract, the Fund is required to deposit either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Fund (margin maintenance) each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Fund. The Fund's investment in financial futures contracts is designed to hedge against anticipated future changes in price of current or anticipated Fund positions. Should prices move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Fund's policies on investment valuations discussed above. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

H  Securities Sold Short — The Fund may sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short. Such transactions are done in anticipation of a decline in the market price of the securities or in order to hedge Fund positions. The Fund will generally borrow the security sold in order to make a delivery to the buyer. Upon executing the transaction, the Fund records the proceeds as deposits with brokers in the Statement of Assets and Liabilities and establishes an offsetting payable for securities sold short for the securities due on settlement. The proceeds are retained by the broker as collateral for the short position. The liability is marked-to-market and the Fund is required to pay the lending broker any dividend or interest income earned while the short position is open. A gain or loss is recorded when the security is delivered to the broker. The Fund may recognize a loss on the transaction if the market value of the securities sold increases before the securities are delivered.

I  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian of the Fund. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Fund maintains with IBT. All credit balances used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statements of Operations.

J  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

K  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into

13

Eaton Vance Small-Cap Value Fund as of December 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

L  Other — Investment transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on securities sold are determined on the basis of identified cost.

  2  Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income, if any, and at least one distribution annually of all or substantially all of its net realized capital gains, if any. Distributions are paid in the form of additional shares of the Fund or, at the election of the shareholder, in cash. Shareholders may reinvest all distributions in additional shares of the Fund at the net asset value as of the close of business on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The tax character of distributions paid for the years ended December 31, 2006 and December 31, 2005 was as follows:

	Year Ended December 31,
	2006	2005
Distributions declared from:
Long-term capital gain	$2,558,115	$—

During the year ended December 31, 2006, paid-in capital was decreased by $138,779 and accumulated net investment loss was decreased by $138,779 primarily due to differences between book and tax accounting for investment transactions. This change had no effect on the net assets or the net asset value per share.

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed long-term gain	$404,797
Unrealized appreciation	$3,922,649

  3  Shares of Beneficial Interest

The Agreement and Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in shares were as follows:

	Year Ended December 31,
Class A	2006	2005
Sales	172,781	419,247
Issued to shareholders electing to receive payments of distributions in Fund shares	77,266	—
Redemptions	(223,794)	(267,867)
Exchange from Class B shares	11,502	4,632
Net increase	37,755	156,012
	Year Ended December 31,
Class B	2006	2005
Sales	62,633	148,572
Issued to shareholders electing to receive payments of distributions in Fund shares	33,622	—
Redemptions	(84,234)	(50,875)
Exchange to Class A shares	(11,468)	(4,590)
Net increase	553	93,107
	Year Ended December 31,
Class C	2006	2005
Sales	92,458	174,109
Issued to shareholders electing to receive payments of distributions in Fund shares	39,291	—
Redemptions	(99,223)	(85,132)
Net increase	32,526	88,977

  4  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Fund. Under the advisory agreement, BMR receives a monthly advisory fee in the amount of 1.00% annually of average daily net assets of the Fund up to $500 million, and at reduced rates as daily net assets exceed that level. For the year ended December 31, 2006, the fee amounted to $216,689.

14

Eaton Vance Small-Cap Value Fund as of December 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

Pursuant to a sub-advisory agreement, BMR has delegated the investment management of the Fund to Fox Asset Management LLC (Fox), a majority-owned subsidiary of EVM. BMR pays Fox a portion of the advisory fee for sub-advisory services provided to the Fund. An administration fee is earned by EVM as compensation for managing and administering the business affairs of the Fund. Under the administration agreement, EVM earns a fee in the amount of 0.15% per annum of average daily net assets of the Fund. For the year ended December 31, 2006, the administration fee amounted to $32,503. For the year ended December 31, 2006, the administrator has agreed to reimburse the Fund's expenses to the extent that Total Annual Fund Expenses exceed 1.75% for Class A shares and 2.50% for Class B and Class C shares. Thereafter, the reimbursement may be changed or terminated at any time. Pursuant to this agreement, EVM was allocated $66,625 of the Fund's operating expenses for the year ended December 31, 2006.

EVM serves as the sub-transfer agent of the Fund and receives an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services. For the year ended December 31, 2006, EVM received $3,411 in sub-transfer agent fees.

Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $8,171 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2006.

Except for Trustees of the Fund who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee earned by BMR. Trustees of the Fund that are not affiliated with EVM or BMR may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2006, no significant amounts have been deferred.

Certain officers and Trustees of the Fund are officers of the above organizations.

  5  Distribution Plans

Class A has in effect a distribution plan pursuant to Rule 12b-1 (Class A Plan) under the Investment Company Act of 1940. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% of the Fund's average daily net assets attributable to Class A shares for each fiscal year for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued for the year ended December 31, 2006 amounted to $27,013 for Class A shares. The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 1/365 of 0.75% of the Fund's average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD by each respective class. The Fund paid or accrued $37,178 and $44,299 for Class B and Class C shares, respectively, to or payable to EVD for the year ended December 31, 2006, representing 0.75% of the average daily net assets for Class B and Class C shares. At December 31, 2006, the amount of Uncovered Distribution Charges of EVD calculated under the Plans was approximately $56,000 and $315,000 for Class B and Class C shares, respectively. The Class B and Class C Plans also authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% annually of the average daily net assets attributable to that Class. Service fees are paid for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the Class B and Class C sales commissions and distribution fees and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges to EVD. Service fees paid or accrued for the year ended December 31, 2006 amounted to $12,393 and $14,766 for Class B and Class C shares, respectively.

  6  Contingent Deferred Sales Charge

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Generally, the CDSC is based upon the lower of the net asset value at

15

Eaton Vance Small-Cap Value Fund as of December 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending upon the circumstances of purchase). The Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase.

No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC pertaining to Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Class B and Class C Plans, respectively (see Note 5). CDSC assessed on Class B and Class C shares when no Uncovered Distribution Charges exist for the respective classes will be credited to the Fund. The Fund was informed that EVD received $23,000 and $600 of CDSC paid by shareholders for Class B shares and Class C shares, respectively, for the year ended December 31, 2006.

  7  Investment Transactions

Purchases and sales of investments by the Fund, other than short-term obligations, aggregated $10,252,371 and $11,757,862 respectively, for the year ended December 31, 2006.

  8  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in value of the investments owned at December 31, 2006, as determined on a federal income tax basis, were as follows:

Aggregate cost	$16,744,562
Gross unrealized appreciation	$3,977,506
Gross unrealized depreciation	(46,606)
Net unrealized appreciation	$3,930,900

  9  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts, and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Fund did not have any open obligations under these financial instruments at December 31, 2006.

  10  Line of Credit

The Fund participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Fund solely to facilitate the handling of unusual and/or unanticipated short term cash requirements. Interest is charged to each participating portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Fund did not have any significant borrowings or allocated fees for the year ended December 31, 2006.

  11  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, (FIN 48) "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective during the first required financial reporting period for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact of applying the various provisions of FIN 48.

16

Eaton Vance Small-Cap Value Fund as of December 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, (FAS 157) "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

17

Eaton Vance Small-Cap Value Fund as of December 31, 2006

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Special Investment Trust and Shareholders of Eaton Vance Small-Cap Value Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Small-Cap Value Fund (the "Fund") (one of the series of Eaton Vance Special Investment Trust), including the portfolio of investments, as of December 31, 2006, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period from the start of business, June 28, 2002, to December 31, 2002. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Small-Cap Value Fund at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period from the start of business, June 28, 2002, to December 31, 2002, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 16, 2007

18

Eaton Vance Small-Cap Value Fund as of December 31, 2006

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you received in January 2007 will show the tax status of all distributions paid to your account in the calendar year 2006. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund's fiscal year end regarding the status of the long-term capital gain distribution.

Long-term Capital Gains Distribution — The Fund designates $2,558,115 as long-term capital gains distribution.

19

Eaton Vance Small-Cap Value Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees") cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on March 27, 2006, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February and March 2006. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund managed by it;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve month period ended March 31, 2006, the Board met nine times and the Special Committee, the Audit Committee and the Governance Committee, each of which is a

20

Eaton Vance Small-Cap Value Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

Committee comprised solely of Independent Trustees, met eight, twelve and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee concluded that the continuance of the investment advisory agreement of the Eaton Vance Small-Cap Value Fund (the "Fund") with Boston Management and Research (the "Adviser"), and the sub-advisory agreement with Fox Asset Management LLC (the "Sub-adviser"), including their fee structures, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of the respective agreements. The Board accepted the recommendation of the Special Committee as well as the factors considered and conclusions reached by the Special Committee with respect to the agreements. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement and sub-advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement and sub-advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser and the Sub-adviser.

The Board considered the Adviser's and Sub-adviser's management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research and similar services to the Fund and whose responsibilities include supervising the Sub-adviser. The Board noted the Adviser's in-house equity research capabilities. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management. The Board also reviewed information regarding the personnel of the Sub-adviser who provide services to the Fund and noted the Sub-adviser's experience in managing equity portfolios.

The Board reviewed the compliance programs of the Adviser and relevant affiliates thereof, including the Sub-adviser. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser and Sub-adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement and sub-advisory agreement, respectively.

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one- and three-year periods ended September 30, 2005 for the Fund. The Board noted that action was being taken to improve the performance of

21

Eaton Vance Small-Cap Value Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

the Fund, including changes in personnel with investment management responsibility for the Fund, and concluded that it was appropriate to allow reasonable time to evaluate the effectiveness of this action.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including administrative fee rates, payable by the Fund (referred to collectively as "management fees"). As part of its review, the Board considered the Fund's management fees (including administrative fees) and total expense ratio for the one-year period ended September 30, 2005, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered the fact that the Adviser had waived fees and/or paid expenses for the Fund.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded with respect to the Fund that the management fees charged to the Fund for advisory and related services and the total expense ratio of the Fund are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and its affiliates, including the Sub-adviser, in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates, including the Sub-adviser, in connection with its relationship with the Fund, including the benefits of research services that may be available to the Sub-adviser as a result of securities transactions effected for the Fund and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates, including the Sub-adviser, are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the Adviser's profitability may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and the Fund. The Board also concluded that the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

22

Eaton Vance Small-Cap Value Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Special Investment Trust (the Trust) are responsible for the overall management and supervision of the Trust's affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust as that term is defined under the 1940 Act. The business address of each Trustee and officer is the Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, "EVD" refers to Eaton Vance Distributors, Inc. and "Fox" refers to Fox Asset Management LLC. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter and a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

James B. Hawkes 11/9/41	Trustee	Since 1989	Chairman and Chief Executive Officer of EVC, BMR, EVM and EV; Director of EV; Vice President and Director of EVD. Trustee and/or officer of 170 registered investment companies in the Eaton Vance Fund Complex. Mr. Hawkes is an interested person because of his positions with BMR, EVM, EVC and EV, which are affiliates of the Trust.	170	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	170	None

Samuel L. Hayes, III 2/23/35	Trustee and Chairman of the Board	Trustee since 1989 and Chairman of the Board since 2005	Jacob H. Schiff Professor of Investment Banking Emeritus, Harvard University Graduate School of Business Administration. Director of Yakima Products, Inc. (manufacturer of automotive accessories) (since 2001) and Director of Telect, Inc. (telecommunications services company).	170	Director of Tiffany & Co. (specialty retailer)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (a holding company owning institutional investment management firms) (1982-2001).	170	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	170	None

Norton H. Reamer 9/21/35	Trustee	Since 1989	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003).	170	None

23

Eaton Vance Small-Cap Value Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Lynn A. Stout 9/14/57	Trustee	Since 1998	Professor of Law, University of California at Los Angeles School of Law.	170	None

Ralph F. Verni 1/26/43	Trustee	Since 2005	Consultant and private investor.	170	None

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Thomas E. Faust Jr. 5/31/58	President	Since 2002	President of EVC, EVM, BMR and EV and Director of EVC. Chief Investment Officer of EVC, EVM and BMR. Officer of 71 registered investment companies and 5 private investment companies managed by EVM or BMR.

J. Scott Craig 3/15/63	Vice President	Since 2006	Vice President of EVM and BMR since January 2005. Previously, he was Director – Real Estate Equities and REIT Portfolio Manager at The Northwestern Mutual Life Insurance Company (1992-2004). Officer of 15 registered investment companies managed by EVM or BMR.

Gregory R. Greene 11/13/66	Vice President	Since 2006	Managing Director of Fox. Officer of 16 registered investment companies managed by EVM or BMR.

Elizabeth S. Kenyon 9/8/59	Vice President	Since 2006	Vice President of EVM and BMR. Officer of 17 registered investment companies managed by EVM or BMR.

Duke E. Laflamme 7/8/69	Vice President	Since 2001	Vice President of EVM and BMR. Officer of 16 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President	Since 2002	Vice President of EVM and BMR. Officer of 45 registered investment companies managed by EVM or BMR.

Michael R. Mach 7/15/47	Vice President	Since 2006	Vice President of EVM and BMR. Officer of 51 registered investment companies managed by EVM or BMR.

Robert J. Milmore 4/3/69	Vice President	Since 2006	Assistant Vice President of Fox. Previously, Manager of International Treasury of Cendant Corporation (2001-2005). Officer of 16 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President	Since 2006	Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 7 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President	Since 2006	Vice President of EVM and BMR. Officer of 50 registered investment companies managed by EVM or BMR.

Michael W. Weilheimer 2/11/61	Vice President	Since 2006	Vice President of EVM and BMR. Officer of 24 registered investment companies managed by EVM or BMR

Barbara E. Campbell 6/19/57	Treasurer	Since 2005(2)	Vice President of EVM and BMR. Officer of 170 registered investment companies managed by EVM or BMR.

Alan R. Dynner 10/10/40	Secretary	Since 1997	Vice President, Secretary and Chief Legal Officer of BMR, EVM, EVD, EV and EVC. Officer of 170 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 170 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(2)  Prior to 2005, Ms. Campbell served as Assistant Treasurer of the Trust since 1997.

The SAI for the Fund includes additional information about the Trustee and officers of the Fund and the Portfolio and can be obtained without charge calling 1-800-225-6265.

24

Investment Adviser of Eaton Vance Small-Cap Value Fund
Boston Management and Research

The Eaton Vance Building

255 State Street

Boston, MA 02109

Sub-Adviser of Eaton Vance Small-Cap Value Fund
Fox Asset Management LLC

331 Newman Springs Road

Red Bank, NJ 07701

Administrator of Eaton Vance Small-Cap Value Fund
Eaton Vance Management

The Eaton Vance Building

255 State Street

Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building

255 State Street

Boston, MA 02109

(617) 482-8260

Custodian
Investors Bank & Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Eaton Vance Small-Cap Value Fund

The Eaton Vance Building

255 State Street

Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

1303-2/07  SCVSRC

Annual Report December 31, 2006

EATON VANCE
SPECIAL
EQUITIES
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Special Equities Fund as of December 31 , 2006
MANAGEMENT’S DISCUSSION OF FUND PERFORANCE

The Fund
Performance for the Past Year

•                     The Fund’s Class A shares had a total return of 16.97% during the year ended December 31, 2006.(1) This return resulted from an increase in net asset value (NAV) per share to $13.44 on December 31, 2006, from $11.49 on December 31, 2005.

•                     The Fund’s Class B shares had a total return of 16.14% during the same period.1 This return resulted from an increase in NAV per share to $13.31 on December 31, 2006, from $11.46 on December 31, 2005.

•                     The Fund’s Class C shares had a total return of 16.14% during the same period.1 This return resulted from an increase in NAV per share to $13.31 on December 31, 2006, from $11.46 on December 31, 2005.

•                     For comparison, the S&P SmallCap 600 Index — a broad-based, unmanaged market index of both growth and value small-capitalization stocks — had a total return of 15.12% for the year ended December 31, 2006, while the Russell 2000 Growth Index — an unmanaged market index of small-cap growth stocks — had a total return of 13.35% for the same period.(2) The Fund’s peer group, the Lipper Small-Cap Growth  Funds Classification, had an average total return of 10.31% for the same period.(2)

Management Discussion

•                     The stock market moved modestly higher through April 2006, but underwent a correction in May and June 2006, as the spike in oil prices and the flagging real estate market temporarily cooled investor sentiment. The market moved higher in mid-summer, as the Federal Reserve left rates unchanged in a series of meetings. The rally gained further momentum, as energy prices declined significantly though the rest of 2006. Small-cap stocks again outperformed their largecap stock counterparts; growth stocks trailed the value segment of the market.

•                     The Fund invests its assets in Special Equities Portfolio (the “Portfolio”), a separate investment company with the same objectives and investment policies as the Fund. For the year ended December 31, 2006, the Fund outperformed its benchmark and peer group. While the Portfolio retained broad diversification, its performance was most favorably affected by stock selection within the consumer discretionary, consumer staples and information technology sectors.

•                     In the consumer discretionary area, top performers included a manufacturer of consumer products and appliances that benefited from a successful acquisition strategy. An investment in a recently restructured deep-discount retailer was also additive. In the consumer staples sector, the leading performer was a producer of soybean and cotton seeds that agreed to be acquired by a leading agribusiness company.

•                     Stock selection within the information technology sector boosted performance. Amid a softening climate for semiconductor companies, the Portfolio saw strong performance from manufacturers of specialty chips for niche telecom applications. The Portfolio also had a good showing from technology companies producing equipment used in new plasma-based technologies.

•                     The financials sector turned in mixed results for the Portfolio. Investment bankers fared well, helped by rising underwriting revenues and strong proprietary trading, as did real estate investment trusts, boosted by surging commercial property values. The Portfolio was helped by an underweighting in consumer finance stocks, which were challenged by lower net interest margins.

•                     The Portfolio’s overweighting in the health care sector was a slight drag on performance, as health care providers and life sciences companies suffered from a lowered revenue outlook. Some drug stocks weakened, as manufacturers faced margin pressures due to increasing price competition from generics. In the energy sector, exploration and production companies pulled back in the second half of 2006, reflecting the dramatic decline in oil prices.

The views expressed throughout this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment advisor disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

(1)          These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower.

(2)          It is not possible to invest directly in an Index or a Lipper Classification. The Indexes’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indexes. The Lipper Classification average total return is the  average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

1

Eaton Vance Special Equities Fund as of December 31 , 2006

FUND PERFORMANCE

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the S&P SmallCap 600 Index, a broad-based, unmanaged market index of both growth and value small-capitalization stocks, and the Russell 2000 Growth Index, an unmanaged market index of small-cap growth stocks. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A, the S&P SmallCap 600 Index and the Russell 2000 Growth Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance(1)	Class A	Class B	Class C
Average Annual Total Returns (at net asset value)
One Year	16.97%	16.14%	16.14%
Five Years	2.66	1.89	1.91
Ten Years	4.03	3.17	3.16
Life of Fund†	7.61	5.44	5.53
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	10.25%	11.14%	15.14%
Five Years	1.44	1.52	1.91
Ten Years	3.41	3.17	3.16
Life of Fund†	7.44	5.44	5.53

†                     Inception dates: Class A: 4/22/68; Class B: 8/22/94; Class C: 11/17/94

(1)          Average Annual Total Returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were included, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B shares reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC return for Class C reflects a 1% CDSC for the first year.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Ten Largest Holdings(2)
By net assets

Jarden Corp.	2.6%
Aber Diamond Corp.	2.1
Sybase, Inc.	2.0
FLIR Systems, Inc.	2.0
RBC Bearings, Inc.	1.9
MoneyGram International, Inc.	1.9
Parametric Technology Corp.	1.9
Greenhill & Co., Inc.	1.8
Verisign, Inc.	1.8
Input/Output, Inc.	1.8

(2)             Ten Largest Holdings represented 19.8% of Portfolio net assets as of 12/31/06. Holdings are subject to change due to active management.

*                    Source: Thomson Financial. Class A of the Fund commenced investment operations on 4/22/68. A $10,000 hypothetical investment at net asset value in Class B shares and Class C shares on 12/31/96 would have been valued at $13,662 and $13,655, respectively, on 12/31/06.

It is not possible to invest directly in an Index. The Indexes’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indexes.

2

Eaton Vance Special Equities Fund as of December 31, 2006

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 – December 31, 2006).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Special Equities Fund

	Beginning Account Value (7/1/06)	Ending Account Value (12/31/06)	Expenses Paid During Period* (7/1/06 – 12/31/06)
Actual
Class A	$1,000.00	$1,098.90	$6.98
Class B	$1,000.00	$1,094.60	$10.98
Class C	$1,000.00	$1,094.60	$10.98
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.60	$6.72
Class B	$1,000.00	$1,014.70	$10.56
Class C	$1,000.00	$1,014.70	$10.56

* Expenses are equal to the Fund's annualized expense ratio of 1.32% for Class A shares, 2.08% for Class B shares, and 2.08% for Class C shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2006. The Example reflects the expenses of both the Fund and the Portfolio.

3

Eaton Vance Special Equities Fund as of December 31, 2006

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2006

Assets
Investment in Special Equities Portfolio, at value (identified cost, $38,056,195)	$45,039,377
Receivable for Fund shares sold	7,930
Total assets	$45,047,307
Liabilities
Payable to affiliate for distribution and service fees	$29,898
Payable for Fund shares redeemed	23,139
Accrued expenses	49,620
Total liabilities	$102,657
Net Assets	$44,944,650
Sources of Net Assets
Paid-in capital	$59,159,867
Accumulated net realized loss from Portfolio (computed on the basis of identified cost)	(21,198,399)
Net unrealized appreciation from Portfolio (computed on the basis of identified cost)	6,983,182
Total	$44,944,650
Class A Shares
Net Assets	$40,699,728
Shares Outstanding	3,028,568
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$13.44
Maximum Offering Price Per Share (100 ÷ 94.25 of $13.44)	$14.26
Class B Shares
Net Assets	$2,130,112
Shares Outstanding	160,033
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$13.31
Class C Shares
Net Assets	$2,114,810
Shares Outstanding	158,942
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$13.31
On sales of $50,000 or more, the offering price of Class A shares is reduced.

Statement of Operations

For the Year Ended
December 31, 2006

Investment Income
Dividends allocated from Portfolio (net of foreign taxes, $1,408)	$239,216
Interest allocated from Portfolios	89,734
Expenses allocated from Portfolios	(360,919)
Net investment loss from Portfolio	$(31,969)
Expenses
Distribution and service fees Class A	$98,188
Class B	23,951
Class C	20,705
Transfer and dividend disbursing agent fees	74,569
Legal and accounting services	35,722
Printing and postage	19,374
Custodian fee	14,329
Registration fees	2,367
Miscellaneous	3,594
Total expenses	$292,799
Net investment loss	$(324,768)
Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) — Investment transactions (identified cost basis)	$7,644,569
Foreign currency transactions	280
Net realized gain	$7,644,849
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$(478,725)
Foreign currency	(8)
Net change in unrealized appreciation (depreciation)	$(478,733)
Net realized and unrealized gain	$7,166,116
Net increase in net assets from operations	$6,841,348

See notes to financial statements
4

Eaton Vance Special Equities Fund as of December 31, 2006

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended December 31, 2006	Year Ended December 31, 2005
From operations — Net investment loss	$(324,768)	$(586,187)
Net realized gain from investment transactions and foreign currency transactions	7,644,849	5,259,815
Net change in unrealized appreciation (depreciation) from investments and foreign currency	(478,733)	(2,060,192)
Net increase in net assets from operations	$6,841,348	$2,613,436
Transactions in shares of beneficial interest — Proceeds from sale of shares Class A	$1,552,586	$1,053,042
Class B	453,220	121,657
Class C	319,922	345,605
Cost of shares redeemed Class A	(6,078,272)	(7,729,368)
Class B	(878,159)	(916,339)
Class C	(707,712)	(1,017,440)
Net asset value of shares exchanged Class A	424,250	148,953
Class B	(424,250)	(148,953)
Net decrease in net assets from Fund share transactions	$(5,338,415)	$(8,142,843)
Net increase (decrease) in net assets	$1,502,933	$(5,529,407)
Net Assets
At beginning of year	$43,441,717	$48,971,124
At end of year	$44,944,650	$43,441,717

See notes to financial statements
5

Eaton Vance Special Equities Fund as of December 31, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Year Ended December 31,
	2006(1)	2005(1)(2)	2004(1)(2)	2003(1)(2)	2002(1)(2)
Net asset value — Beginning of year	$11.490	$10.740	$10.360	$7.910	$11.790
Income (loss) from operations
Net investment loss	$(0.083)	$(0.132)	$(0.136)	$(0.127)	$(0.118)
Net realized and unrealized gain (loss)	2.033	0.882	0.516	2.577	(3.762)
Total income (loss) from operations	$1.950	$0.750	$0.380	$2.450	$(3.880)
Net asset value — End of year	$13.440	$11.490	$10.740	$10.360	$7.910
Total Return(3)	16.97%	6.96%	3.72%	30.95%	(32.88)%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$40,700	$38,627	$42,778	$46,244	$41,575
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)(5)	1.42%	1.76%	1.63%	1.64%	1.51%
Expenses after custodian fee reduction(4)(5)	1.42%	1.76%	1.63%	1.64%	1.51%
Net investment loss	(0.66)%	(1.24)%	(1.36)%	(1.42)%	(1.26)%
Portfolio Turnover of the Portfolio	98%	207%	264%	292%	188%

(1)  Net investment loss per share was computed using average shares outstanding.

(2)  Per share data have been restated to reflect the effects of a 0.4412297-for-1 reverse stock split effective on November 11, 2005.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis. Total return would have been lower had certain expenses not been reduced during the period.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

(5)  The investment adviser waived a portion of its investment advisory fee (equal to less than 0.01% and 0.01% of average daily net assets for 2006 and 2004, respectively).

See notes to financial statements
6

Eaton Vance Special Equities Fund as of December 31, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class B
	Year Ended December 31,
	2006(1)	2005(1)	2004(1)	2003(1)	2002(1)
Net asset value — Beginning of year	$11.460	$10.800	$10.500	$8.080	$12.120
Income (loss) from operations
Net investment loss	$(0.177)	$(0.212)	$(0.214)	$(0.195)	$(0.191)
Net realized and unrealized gain (loss)	2.027	0.872	0.514	2.615	(3.849)
Total income (loss) from operations	$1.850	$0.660	$0.300	$2.420	$(4.040)
Net asset value — End of year	$13.310	$11.460	$10.800	$10.500	$8.080
Total Return(2)	16.14%	6.11%	2.86%	29.95%	(33.33)%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$2,130	$2,624	$3,436	$5,297	$5,066
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(3)(4)	2.17%	2.51%	2.38%	2.39%	2.26%
Expenses after custodian fee reduction(3)(4)	2.17%	2.51%	2.38%	2.39%	2.26%
Net investment loss	(1.43)%	(1.99)%	(2.12)%	(2.17)%	(2.01)%
Portfolio Turnover of the Portfolio	98%	207%	264%	292%	188%

(1)  Net investment loss per share was computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis. Total return would have been lower had certain expenses not been reduced during the period.

(3)  Includes the Fund's share of the Portfolio's allocated expenses.

(4)  The investment adviser waived a portion of its investment advisory fee (equal to less than 0.01% and 0.01% of average daily net assets for 2006 and 2004, respectively).

See notes to financial statements
7

Eaton Vance Special Equities Fund as of December 31, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class C
	Year Ended December 31,
	2006(1)	2005(1)(2)	2004(1)(2)	2003(1)(2)	2002(1)(2)
Net asset value — Beginning of year	$11.460	$10.800	$10.500	$8.070	$12.110
Income (loss) from operations
Net investment loss	$(0.176)	$(0.212)	$(0.214)	$(0.197)	$(0.190)
Net realized and unrealized gain (loss)	2.026	0.872	0.514	2.627	(3.850)
Total income (loss) from operations	$1.850	$0.660	$0.300	$2.430	$(4.040)
Net asset value — End of year	$13.310	$11.460	$10.800	$10.500	$8.070
Total Return(3)	16.14%	6.10%	2.88%	30.12%	(33.37)%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$2,115	$2,191	$2,757	$4,168	$3,824
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)(5)	2.17%	2.51%	2.38%	2.39%	2.26%
Expenses after custodian fee reduction(4)(5)	2.17%	2.51%	2.38%	2.39%	2.26%
Net investment loss	(1.42)%	(1.99)%	(2.12)%	(2.18)%	(2.01)%
Portfolio Turnover of the Portfolio	98%	207%	264%	292%	188%

(1)  Net investment loss per share was computed using average shares outstanding.

(2)  Per share data have been restated to reflect the effects of a 0.6952984-for-1 reverse stock split effective on November 11, 2005.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis. Total return would have been lower had had certain expenses not been reduced during the period.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

(5)  The investment adviser waived a portion of its investment advisory fee (equal to less than 0.01% and 0.01% of average daily net assets for 2006 and 2004, respectively).

See notes to financial statements
8

Eaton Vance Special Equities Fund as of December 31, 2006

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Special Equities Fund (the Fund), is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund offers three classes of shares: Class A, Class B and Class C shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 6). The Trustees have adopted a conversion feature pursuant to which Class B shares of the Fund automatically convert to Class A shares eight years after their purchase as described in the Fund's prospectus. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in the Special Equities Portfolio (the Portfolio), a New York trust, having the same investment objective and policies as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (99.9% at December 31, 2006). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund's net investment income or loss consists of the Fund's pro rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders, each year, substantially all of its net investment income and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 2006, the Fund, for federal income tax purposes, had a capital loss carryover of $21,196,488 which will reduce the Fund's taxable income arising from future net realized gain on investment transactions, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. The capital loss carryover will expire on December 31, 2009 ($971,379) and December 31, 2010 ($20,225,109).

D  Other — Investment transactions are accounted for on the date the securities are purchased or sold. Dividends to shareholders are recorded on the ex-dividend date.

E  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Expenses Reduction — Investors Bank & Trust Company (IBT) serves as custodian of the Fund. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Fund maintains with IBT. All credit balances, if any, are used to reduce the Fund's custodian fees and are reported as a reduction of expenses in the Statement of Operations.

9

Eaton Vance Special Equities Fund as of December 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

H  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

2  Distributions to Shareholders

The Fund's policy is to distribute annually (normally in December) all or substantially all of the net investment income allocated to the Fund by the Portfolio (less the Fund's direct and allocated expenses) and to distribute at least annually all or substantially all of the net realized capital gains (reduced by any available capital loss carryforwards from prior years) so allocated. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund as of the ex-dividend date. Distributions are paid in the form of additional shares of the same class of the Fund or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

During the year ended December 31, 2006, accumulated net investment loss was decreased by $324,768, accumulated undistributed net realized loss was decreased by $11,765, and paid-in capital was decreased by $336,533 primarily due to differences between book and tax accounting for net operating losses and foreign currency gains and losses, and REITs. This change had no effect on the net assets or the net asset value per share.

As of December 31, 2006 the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Capital loss carryforwards	$(21,196,488)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales.

3  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended December 31,
Class A	2006	2005(1)
Sales	121,649	100,623
Redemptions	(489,565)	(733,091)
Exchange from Class B shares	34,063	13,752
Net decrease	(333,853)	(618,716)
	Year Ended December 31,
Class B	2006	2005
Sales	36,288	10,957
Redemptions	(70,924)	(86,345)
Exchange to Class A shares	(34,225)	(13,745)
Net decrease	(68,861)	(89,133)
	Year Ended December 31,
Class C	2006	2005(2)
Sales	25,405	32,477
Redemptions	(57,581)	(96,615)
Net decrease	(32,176)	(64,138)

(1) Transactions reflect the effects of a 0.4412297-for-1 reverse stock split effective November 11, 2005.

(2) Transactions reflect the effects of a 0.6952984-for-1 reverse stock split effective November 11, 2005.

4  Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator of the Fund, but does not currently receive a fee. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Except as to Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organizations, officers and Trustees receive remuneration for their services to the Fund out of such investment adviser fee. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services. For the year ended December 31, 2006, EVM received $6,338 in sub-transfer

10

Eaton Vance Special Equities Fund as of December 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $813 from the Fund as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2006.

Certain officers and Trustees of the Fund and of the Portfolio are officers of the above organizations.

5  Distribution Plans

Class A has in effect a distribution plan pursuant to Rule 12b-1 (Class A Plan) under the Investment Company Act of 1940 (the 1940 Act). The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% of the Fund's average daily net assets attributable to Class A shares for each fiscal year for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued for the year ended December 31, 2006 amounted to $98,188 for Class A shares. The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act (collectively, the Plans). The Class B and Class C Plans require the Fund to pay EVD amounts equal to 1/365 of 0.75% of the Fund's average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD by each respective class. The Fund paid or accrued $17,963 and $15,529 for Class B and Class C shares, respectively, to or payable to EVD for the year ended December 31, 2006, representing 0.75% of the average daily net assets for Class B and Class C shares. At December 31, 2006, the amount of Uncovered Distribution Charges of EVD calculated under the Plans was approximately $275,000 and $1,316,000 for Class B and Class C shares, respectively. The Class B and Class C Plans also authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% annually of the average daily net assets attributable to that Class. Service fees are paid for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the Class B and Class C sales commissions and distribution fees and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges to EVD. Service fees paid or accrued for the year ended December 31, 2006 amounted to $5,988 and $5,176 for Class B and Class C shares, respectively.

6  Contingent Deferred Sales Charge

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. The Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC pertaining to Class B and Class C shares are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Class B and Class C Distribution Plans (see Note 5). CDSC accessed on Class B and Class C shares when no Uncovered Distribution Charges exist for the respective class will be retained by the Fund. The Fund was informed that EVD received approximately $9,000 and $300 of CDSC paid by shareholders for Class B shares and Class C shares, respectively, for the year ended December 31, 2006.

7  Investment Transactions

Increases and decreases in the Fund's investment in the Portfolio aggregated $2,707,479 and $8,504,226, respectively, for the year ended December 31, 2006.

8  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, (FIN 48) "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." This interpretation prescribes a recognition threshold and measurement attribute for the

11

Eaton Vance Special Equities Fund as of December 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective during the first required financial reporting period for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, (FAS 157) "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

12

Eaton Vance Special Equities Fund as of December 31, 2006

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders
of Eaton Vance Special Equities Fund:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Eaton Vance Special Equities Fund, a series of Eaton Vance Special Investment Trust (the "Fund") at December 31, 2006, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 21, 2007

13

Special Equities Portfolio as of December 31, 2006

PORTFOLIO OF INVESTMENTS

Common Stocks — 95.4%
Security	Shares	Value
Aerospace & Defense — 1.5%
Armor Holdings, Inc.(1)	12,490	$685,076
		$685,076
Air Freight & Logistics — 0.7%
Hub Group, Inc., Class A(1)	12,070	$332,528
		$332,528
Biotechnology — 1.4%
Martek Biosciences Corp.(1)	27,435	$640,333
		$640,333
Capital Markets — 4.4%
Affiliated Managers Group, Inc.(1)	4,100	$431,033
Greenhill & Co., Inc.	11,100	819,180
Lazard, Ltd., Class A	15,660	741,344
		$1,991,557
Chemicals — 4.3%
International Flavors & Fragrances, Inc.	15,820	$777,711
Scotts Miracle-Gro Co., Class A	6,980	360,517
Terra Industries, Inc.(1)	65,950	790,081
		$1,928,309
Commercial Services & Supplies — 2.8%
FTI Consulting, Inc.(1)	27,150	$757,213
Knoll, Inc.	22,360	491,920
		$1,249,133
Communications Equipment — 1.2%
3Com Corp.(1)	132,300	$543,753
		$543,753
Computer Peripherals — 0.5%
Stratasys, Inc.(1)	7,600	$238,716
		$238,716
Construction & Engineering — 1.7%
Foster Wheeler, Ltd.(1)	13,690	$754,867
		$754,867

Security	Shares	Value
Diversified Consumer Services — 1.8%
Capella Education Co.(1)	8,940	$216,795
DeVry, Inc.	21,190	593,320
		$810,115
Diversified Financial Services — 1.3%
Nasdaq Stock Market, Inc.(1)	19,290	$593,939
		$593,939
Electric Utilities — 0.9%
ITC Holdings Corp.	9,515	$379,648
		$379,648
Electrical Equipment — 1.0%
AMETEK, Inc.	14,100	$448,944
		$448,944
Electronic Equipment & Instruments — 7.7%
Avnet, Inc.(1)	28,043	$715,938
FLIR Systems, Inc.(1)	28,300	900,789
IPG Photonics Corp.(1)	5,100	122,400
L-1 Identity Solutions, Inc.(1)	22,630	342,392
Paxar Corp.(1)	10,600	244,436
Tektronix, Inc.	11,270	328,746
Zygo Corp.(1)	48,300	794,535
		$3,449,236
Energy Equipment & Services — 3.4%
Dresser-Rand Group, Inc.(1)	29,759	$728,203
Input/Output, Inc.(1)	58,750	800,762
		$1,528,965
Food & Staples Retailing — 0.8%
Susser Holdings Corp.(1)	19,870	$357,660
		$357,660
Food Products — 0.5%
Hain Celestial Group, Inc.(1)	7,530	$235,011
		$235,011

See notes to financial statements
14

Special Equities Portfolio as of December 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Health Care Equipment & Supplies — 8.9%
Cooper Cos., Inc.	13,400	$596,300
DJ Orthopedics, Inc.(1)	12,600	539,532
IDEXX Laboratories, Inc.(1)	4,095	324,733
Respironics, Inc.(1)	17,900	675,725
Sirona Dental Systems, Inc.(1)	17,200	662,372
West Pharmaceutical Services, Inc.	13,300	681,359
Wright Medical Group, Inc.(1)	23,150	538,932
		$4,018,953
Health Care Providers & Services — 0.7%
VCA Antech, Inc.(1)	9,350	$300,976
		$300,976
Household Durables — 2.6%
Jarden Corp.(1)	34,200	$1,189,818
		$1,189,818
Household Products — 1.6%
Church & Dwight Co., Inc.	17,200	$733,580
		$733,580
Insurance — 3.3%
Philadelphia Consolidated Holding Corp.(1)	16,230	$723,209
RLI Corp.	13,450	758,849
		$1,482,058
Internet Software & Services — 1.8%
VeriSign, Inc.(1)	33,450	$804,472
		$804,472
IT Services — 3.4%
Euronet Worldwide, Inc.(1)	22,650	$672,479
MoneyGram International, Inc.	27,100	849,856
		$1,522,335
Machinery — 3.0%
RBC Bearings, Inc.(1)	29,979	$859,198
Titan International, Inc.	23,650	476,548
		$1,335,746

Security	Shares	Value
Media — 2.2%
Arbitron, Inc.	5,450	$236,748
Central European Media Enterprises, Ltd.(1)	10,900	763,000
		$999,748
Metals & Mining — 3.0%
Aber Diamond Corp.	24,950	$921,930
IAMGOLD Corp.	25,410	223,862
Meridian Gold, Inc.(1)	7,750	215,373
		$1,361,165
Multiline Retail — 1.5%
Big Lots, Inc.(1)	28,375	$650,355
		$650,355
Multi-Utilities — 1.0%
CMS Energy Corp.(1)	27,000	$450,900
		$450,900
Oil, Gas & Consumable Fuels — 5.6%
Denbury Resources, Inc.(1)	26,850	$746,162
Forest Oil Corp.(1)	6,770	221,244
Parallel Petroleum Corp.(1)	32,200	565,754
Petrohawk Energy Corp.(1)	55,790	641,585
Range Resources Corp.	12,920	354,783
		$2,529,528
Personal Products — 1.5%
Playtex Products, Inc.(1)	47,300	$680,647
		$680,647
Real Estate Investment Trusts (REITs) — 4.0%
Acadia Realty Trust	25,560	$639,511
Douglas Emmett, Inc.	12,550	333,705
Equity One, Inc.	8,740	233,008
Essex Property Trust, Inc.	4,440	573,870
		$1,780,094
Road & Rail — 2.4%
Kansas City Southern(1)	25,800	$747,684
Landstar System, Inc.	8,200	313,076
		$1,060,760

See notes to financial statements
15

Special Equities Portfolio as of December 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Semiconductors & Semiconductor Equipment — 1.7%
Intersil Corp., Class A	12,680	$303,306
Verigy, Ltd.(1)	26,910	477,653
		$780,959
Software — 4.4%
Parametric Technology Corp.(1)	46,450	$837,029
Sybase, Inc.(1)	37,200	918,840
Transaction Systems Architects, Inc.(1)	6,850	223,105
		$1,978,974
Specialty Retail — 2.0%
Men's Warehouse, Inc.	13,625	$521,293
Stage Stores, Inc.	12,990	394,766
		$916,059
Thrifts & Mortgage Finance — 0.6%
WSFS Financial Corp.	3,900	$261,027
		$261,027
Trading Companies & Distributors — 2.8%
GATX Corp.	14,750	$639,118
Kaman Corp., Class A	27,660	619,307
		$1,258,425
Wireless Telecommunication Services — 1.5%
NII Holdings, Inc., Class B(1)	10,750	$692,730
		$692,730
Total Common Stocks (identified cost $35,973,911)		$42,957,099

Affiliated Investment — 4.7%
Security	Value
Cash Management Portfolio, 4.87%(2)	$2,113,375
Total Affiliated Investment (at amortized cost, $2,113,375)	$2,113,375
Total Investments — 100.1% (identified cost $38,087,286)	$45,070,474
Other Assets, Less Liabilities — (0.1)%	$(31,070)
Net Assets — 100.0%	$45,039,404

(1)  Non-income producing security.

(2)  Affiliated investment that invests in high quality, U.S. money market instruments, that is available to Eaton Vance portfolios and funds. The rate shown is annualized seven-day yield as of December 31, 2006.

See notes to financial statements
16

Special Equities Portfolio as of December 31, 2006

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2006

Assets
Unaffiliated Investments, at value (identified cost, $35,973,911)	$42,957,099
Affiliated Investment, at value (amortized cost $2,113,375)	2,113,375
Dividend and interest receivable	48,676
Total assets	$45,119,150
Liabilities
Payable to affiliate for investment adviser fees	$22,721
Payable to affiliate for Trustees' fees	412
Accrued expenses	56,613
Total liabilities	$79,746
Net Assets applicable to investors' interest in Portfolio	$45,039,404
Sources of Net Assets
Net proceeds from capital contributions and withdrawals	$38,056,224
Net unrealized appreciation (computed on the basis of identified cost)	6,983,180
Total	$45,039,404

Statement of Operations

For the Year Ended
December 31, 2006

Investment Income
Dividends (net of foreign taxes, $1,408)	$239,216
Interest	77,245
Interest income allocated from affiliated investment	12,489
Expenses allocated from affiliated investment	(1,078)
Total investment income	$327,872
Expenses
Investment adviser fee	$273,222
Trustees' fees and expenses	2,097
Legal and accounting services	43,012
Custodian fee	41,177
Miscellaneous	955
Total expenses	$360,463
Deduct — Reduction of investment adviser fee	$622
Total expense reductions	$622
Net expenses	$359,841
Net investment loss	$(31,969)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$7,644,573
Foreign currency transactions	280
Net realized gain	$7,644,853
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$(478,725)
Foreign currency	(8)
Net change in unrealized appreciation (depreciation)	$(478,733)
Net realized and unrealized gain	$7,166,120
Net increase in net assets from operations	$7,134,151

See notes to financial statements
17

Special Equities Portfolio as of December 31, 2006

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended December 31, 2006	Year Ended December 31, 2005
From operations — Net investment loss	$(31,969)	$(158,206)
Net realized gain from investment transactions and foreign currency transactions	7,644,853	5,259,818
Net change in unrealized appreciation (depreciation) from investments and foreign currency	(478,733)	(2,060,193)
Net increase in net assets from operations	$7,134,151	$3,041,419
Capital transactions — Contributions	$2,707,479	$1,671,522
Withdrawals	(8,504,226)	(10,089,907)
Net decrease in net assets from capital transactions	$(5,796,747)	$(8,418,385)
Net increase (decrease) in net assets	$1,337,404	$(5,376,966)
Net Assets
At beginning of year	$43,702,000	$49,078,966
At end of year	$45,039,404	$43,702,000

See notes to financial statements
18

Special Equities Portfolio as of December 31, 2006

FINANCIAL STATEMENTS CONT'D

Supplementary Data

	Year Ended December 31,
	2006	2005	2004	2003	2002
Ratios/Supplemental Data
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(1)	0.82%	0.88%	0.87%	0.89%	0.82%
Expenses after custodian fee reduction(1)	0.82%	0.88%	0.87%	0.89%	0.82%
Net investment loss	(0.07)%	(0.36)%	(0.61)%	(0.68)%	(0.57)%
Portfolio Turnover	98%	207%	264%	292%	188%
Total Return	17.67%	7.91%	4.49%	31.90%	(32.40)%
Net assets, end of year (000's omitted)	$45,039	$43,702	$49,079	$55,818	$50,758

(1)  The investment adviser waived a portion of its investment advisory fee (equal to less than 0.01% and 0.01% of average daily net assets for 2006 and 2004, respectively).

See notes to financial statements
19

Special Equities Portfolio as of December 31, 2006

NOTES TO FINANCIAL STATEMENTS

  1  Significant Accounting Policies

Special Equities Portfolio (the Portfolio) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company which was organized as a trust under the laws of the state of New York on May 1, 1992. The Portfolio seeks to provide growth of capital by investing primarily in common stocks of emerging growth companies. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. The value of the Portfolio's interest in Cash Management Portfolio (Cash Management) reflects the Portfolio's interest in the net assets of Cash Management (0.2% at December 31, 2006). At December 31, 2006, Eaton Vance Special Equities Fund held an approximate 99.9% interest in the Portfolio. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuations — Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global Market generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Investments in Cash Management Portfolio and short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities are acquired with a remaining maturity of more than 60 days, they will be valued by a pricing service. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The daily valuation of exchange traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair valued securities. Investments held by the Portfolio for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded. The Portfolio may invest in Cash Management, an affiliated investment company managed by Boston Management and Research (BMR). Cash Management values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the 1940 Act. This technique involves initially valuing a Portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium.

B  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates. Dividend income may include dividends that represent return of capital for federal income tax purposes. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. The Portfolio's net investment income includes the Portfolio's allocated share of the investment income and expenses of Cash Management.

C  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them.

20

Special Equities Portfolio as of December 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

D  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian to the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Portfolio maintains with IBT. All credit balances, if any, are used to reduce the Portfolio's custodian fees and are reported as a reduction of expenses in the Statement of Operations.

E  Other — Investment transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on securities sold are determined on the basis of identified cost.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

  2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by BMR, a subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. Under the advisory agreement, BMR receives a monthly advisory fee equal to 0.625% annually of the Portfolio's average daily net assets. For the year ended December 31, 2006, the fee amounted to $274,211. The advisory fee paid by the Portfolio is reduced by the Portfolio's allocable portion of the advisory fees paid by Cash Management. The Portfolio's allocated portion of the advisory fee paid by Cash Management totaled $989 for the year ended December 31, 2006, the advisory fee paid directly by the Portfolio amounted to $273,222. Effective May 1, 2004, BMR has agreed to voluntarily reduce the investment adviser fee by an amount equal to that portion of commissions paid to broker dealers in execution of portfolio transactions attributed to the Portfolio that is consideration for third-party research services. For the year ended December 31, 2006, BMR waived $622 of its advisory fee. Except as to Trustees of the Portfolio who are not members of EVM's or BMR's organizations officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Certain officers and Trustees of the Portfolio are officers of the above organization. Trustees of the Portfolio that are not affiliated with BMR may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2006, no significant amounts have been deferred.

  3  Investment Transactions

Purchases and sales of investments, other than short-term obligations, aggregated $41,417,185 and $48,176,244, respectively, for the year ended December 31, 2006.

21

Special Equities Portfolio as of December 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

  4  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in value of the investments owned at December 31, 2006, as determined on a federal income tax basis, were as follows:

Aggregate cost	$38,089,197
Gross unrealized appreciation	$7,558,229
Gross unrealized depreciation	(576,952)
Net unrealized appreciation	$6,981,277

The unrealized depreciation on foreign currency at December 31, 2006 on a federal income tax basis was $8.

  5  Line of Credit

The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each portfolio or fund based on its borrowings at an amount above the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended December 31, 2006.

  6  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, (FIN 48) "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective during the first required financial reporting period for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, (FAS 157) "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Portfolio's financial statement disclosures.

22

Special Equities Portfolio as of December 31, 2006

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors
of Special Equities Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the supplementary data present fairly, in all material respects, the financial position of Special Equities Portfolio (the "Portfolio") at December 31, 2006, and the results of its operations, the changes in its net assets and the supplementary data for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and supplementary data (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 21, 2007

23

Eaton Vance Special Equities Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees") cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on March 27, 2006, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February and March 2006. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund managed by it;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve month period ended March 31, 2006, the

24

Eaton Vance Special Equities Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

Board met nine times and the Special Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met eight, twelve and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee concluded that the continuance of the investment advisory agreement of the Special Equities Portfolio (the "Portfolio"), the portfolio in which the Eaton Vance Special Equities Fund (the "Fund") invests, with Boston Management and Research (the "Adviser"), including its fee structure, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Special Committee as well as the factors considered and conclusions reached by the Special Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser.

The Board considered the Adviser's management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. The Board noted the Adviser's in-house equity research capabilities. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to each Portfolio in the complex by senior management.

The Board reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2005 for the Fund. The Board noted that action was being taken to improve the performance of the Fund, including changes in personnel, and concluded that it was appropriate to allow reasonable time to evaluate the effectiveness of this action.

25

Eaton Vance Special Equities Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates payable by the Portfolio and the Fund (referred to as "management fees"). As part of its review, the Board considered the management fees and the Fund's total expense ratio for the year ended September 30, 2005, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Portfolio, the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Portfolio and the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Portfolio and other advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Fund, the Adviser and its affiliates and the Fund can be expected to continue to share such benefits equitably.

26

Eaton Vance Special Equities Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Special Investment Trust (the Trust) and Special Equities Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is the Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, "EVD" refers to Eaton Vance Distributors, Inc. and "Fox" refers to Fox Asset Management LLC. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.
Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

James B. Hawkes 11/9/41	Trustee	Trustee of the Trust since 1989 and of the Portfolio since 1992	Chairman and Chief Executive Officer of EVC, BMR, EVM and EV; Director of EV; Vice President and Director of EVD. Trustee and/or officer of 170 registered investment companies in the Eaton Vance Fund Complex. Mr. Hawkes is an interested person because of his positions with BMR, EVM, EVC and EV, which are affiliates of the Trust and Portfolio.	170	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	170	None

Samuel L. Hayes, III 2/23/35	Trustee and Chairman of the Board	Trustee of the Trust since 1989; of the Portfolio since 1993 and Chairman of the Board since 2005	Jacob H. Schiff Professor of Investment Banking Emeritus, Harvard University Graduate School of Business Administration. Director of Yakima Products, Inc. (manufacturer of automotive accessories) (since 2001) and Director of Telect, Inc. (telecommunications services company).	170	Director of Tiffany & Co. (specialty retailer)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (a holding company owning institutional investment management firms) (1982-2001).	170	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	170	None

Norton H. Reamer 9/21/35	Trustee	Trustee of the Trust since 1989; of the Portfolio since 1993	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003).	170	None

27

Eaton Vance Special Equities Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Lynn A. Stout 9/14/57	Trustee	Since 1998	Professor of Law, University of California at Los Angeles School of Law.	170	None

Ralph F. Verni 1/26/43	Trustee	Since 2005	Consultant and private investor.	170	None

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Thomas E. Faust Jr. 5/31/58	President of the Trust	Since 2002	President of EVC, EVM, BMR and EV and Director of EVC. Chief Investment Officer of EVC, EVM and BMR. Officer of 71 registered investment companies and 5 private investment companies managed by EVM or BMR.

J. Scott Craig 3/15/63	Vice President of the Trust	Since 2006	Vice President of EVM and BMR since January 2005. Previously he was Director – Real Estate Equities and REIT Portfolio Manager at The Northwestern Mutual Life Insurance Company (1992-2004). Officer of 15 registered investment companies managed by EVM or BMR.

Gregory R. Greene 11/13/66	Vice President of the Trust	Since 2006	Managing Director of Fox. Officer of 16 registered investment companies managed by EVM or BMR.

Elizabeth S. Kenyon 9/8/59	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 17 registered investment companies managed by EVM or BMR.

Duke E. Laflamme 7/8/69	Vice President of the Trust	Since 2001	Vice President of EVM and BMR. Officer of 16 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President of the Trust	Since 2002	Vice President of EVM and BMR. Officer of 45 registered investment companies managed by EVM or BMR.

Michael R. Mach 7/15/47	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 51 registered investment companies managed by EVM or BMR.

Robert J. Milmore 4/3/69	Vice President of the Trust	Since 2006	Assistant Vice President of Fox. Previously Manager of International Treasury of Cendant Corporation (2001-2005). Officer of 16 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President of the Trust and President of the Portfolio	Vice President of the Trust since 2006 and President of the Portfolio since 2002	Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 71 registered investment companies managed by EVM or BMR.

Judith A.Saryon 8/21/54	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 50 registered investment companies managed by EVM or BMR.

Nancy B. Tooke 10/25/46	Vice President of the Portfolio	Since 2006	Vice President of EVM and BMR since 2006. Previously, Senior Managing Director and small- and mid-cap core portfolio manager with ForstmanLeff Associates (2004-2006). Previously, Executive Vice President and portfolio manager with Schrader Investment Management North America, Inc. (1994-2004). Officer of 3 registered investment companies managed by EVM or BMR

Michael W. Weilheimer 2/11/61	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 24 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer of the Trust	Since 2002(2)	Vice President of EVM and BMR. Officer of 170 registered investment companies managed by EVM or BMR.

Kevin M. Connerty 4/20/64	Treasurer of the Portfolio	Since 2005	Vice President of EVM and BMR. Previously, Director and Vice President of PFPC Inc. (1999-2005). Officer of 97 registered investment companies managed by EVM or BMR.

28

Eaton Vance Special Equities Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Alan R. Dynner 10/10/40	Secretary	Since 1997	Vice President, Secretary and Chief Legal Officer of BMR, EVM, EVD, EV and EVC. Officer of 170 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 170 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(2)  Prior to 2005, Ms. Campbell served as Assistant Treasurer of the Trust since 1997.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance's website at www.eatonvance.com or by calling 1-800-225-6265.

29

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Investment Adviser of Special Equities Portfolio
Boston Management and Research

The Eaton Vance Building
255 State Street
Boston, MA 02109

Administrator of Eaton Vance Special Equities Fund
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
Investors Bank & Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP

125 High Street
Boston, MA 02110

Eaton Vance Special Equities Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

172-2/07  SESRC

Annual Report December 31, 2006

EATON VANCE
UTILITIES
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS, AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

• Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

• None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

• Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

• We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Utilities Fund as of December 31, 2006

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Judith A. Saryan, CFA
Portfolio Manager

The Fund
Performance for the Past Year

•                  For the year ended December 31, 2006, Eaton Vance Utilities Fund’s (the Fund) Class A shares had a total return of 28.51%. This return was the result of an increase in net asset value (NAV) per share to $13.25 on December 31, 2006, from $11.48 on December 31, 2005, and the reinvestment of $0.357 per share in dividend income and $1.048 per share in capital gains.(1)

•                  The Fund’s Class B shares had a total return of 27.52% for the same period, the result of an increase in NAV per share to $13.26 on December 31, 2006, from $11.49 on December 31, 2005, and the reinvestment of $0.264 per share in dividend income and $1.048 per share in capital gains.(1)

•                  The Fund’s Class C shares had a total return of 27.41% for the same period, the result of an increase in NAV per share to $13.26 on December 31, 2006, from $11.50 on December 31, 2005, and the reinvestment of $0.264 per share in dividend income and $1.048 per share in capital gains.(1)

•                  The Fund’s Class I shares had a total return of 28.83% for the same period, the result of an increase in NAV per share to $13.25 on December 31, 2006, from $11.48 on December 31, 2005, and the reinvestment of $0.388 per share in dividend income and $1.048 per share in capital gains.(1)

•                  For comparison, during the same period, the S&P 500 Utilities Index — an unmanaged index of certain utility stocks — had a total return of 20.99%, while the S&P 500 Index, a broad-based, unmanaged market index of common stocks commonly used to measure the performance of the U.S. stock market, had a total return of 15.78%. The average return for funds in the Fund’s Lipper Classification, Lipper Utilities Funds, was 25.50%.(2)

Management Discussion

•                  During the year ended December 31, 2006, utility stocks benefited from continued economic growth, investor preference for dividend-paying, value-oriented stocks and a pause in the U.S. Federal Reserve’s (the Fed) monetary tightening cycle. After two years of raising short-term interest rates, the Fed made its last increase of 2006 in June 2006. Because of the Fed’s change in policy, the second half of the year was stronger than the first half for utility stocks. The S&P 500 Utilities Index gained 15.81% from June 30, 2006 to December 31, 2006 after a gain of only 4.47% during the first six months of the year. Utilities also benefited from higher power prices, driven in part by higher commodity prices during the first half of the year as well as capacity shortages among power generators.

•                  For the year ended December 31, 2006, the Fund out-paced the S&P 500 Utilities Index and the average return of the Lipper Utilities Funds classification. The Fund out-performed primarily because of stock selection, especially in holdings of electric utilities, integrated (electric and gas) utilities, and independent power producers. In addition, the Fund’s holdings of telecommunications stocks, which are not included in the S&P 500 Utilities Index, performed well. The Fund’s performance was further helped by investments in Europe, especially in the electric utilities sector. The S&P 500 Utilities Index does not include foreign utility stocks.(2) In general, management’s continued emphasis on higher-quality integrated utilities with strong cash flows and steady earnings growth continued to benefit performance during the year.

•                  The Fund continued to hold energy stocks during the period, although this position was reduced. Energy stocks struggled during the period, underperforming most other sectors in the broader market as a result of a steep decline in oil prices during the second half of the year. Since energy stocks are not included in the S&P 500 Utilities Index, the Fund’s energy holdings detracted from its relative performance. The Fund’s holdings in the wireless telecommunications and industrial machinery industries also detracted from returns, though to a lesser extent than the Fund’s energy holdings.

(1)   These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. Class I shares are offered to certain investors at net asset value.

(2)   It is not possible to invest directly in an Index or a Lipper Classification. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Lipper Classification return shown is the average total return, at net asset value, of funds that are in the same Lipper Classification as the Fund.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Fund performance during certain periods reflects the strong stock market performance and/or the strong performance of stocks held during those periods. This performance is not typical and may not be repeated. For performance as of the most recent month-end, please refer to www.eatonvance.com.

The views expressed throughout this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

1

Eaton Vance Utilities Fund as of December 31, 2006

FUND PERFORMANCE

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares of Class A of the Fund with that of the S&P Utilities Index, an unmanaged market index of certain utilities stocks, and the S&P 500 Index, a broad-based, unmanaged market index of common stocks commonly used to measure the performance of the U.S. stock market. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A, the S&P Utilities Index, and the S&P 500 Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance(1)	Class A	Class B	Class C	Class I
Average Annual Total Returns (at net asset value)
One Year	28.51%	27.52%	27.41%	28.83%
Five Years	16.33	15.44	15.44	N/A
Ten Years	14.05	13.18	13.08	N/A
Life of Fund†	13.71	11.16	10.99	25.63

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	21.13%	22.52%	26.41%	28.83%
Five Years	14.96	15.22	15.44	N/A
Ten Years	13.36	13.18	13.08	N/A
Life of Fund†	13.44	11.16	10.99	25.63

†                  Inception Dates – Class A: 12/18/81; Class B and Class C: 11/1/93; Class I: 6/20/05

(1)          Average annual total returns do not include the 5.75% maximum sales charge for Class A shares the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC average annual total returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B reflect the applicable CDSC based the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC returns for Class C reflect 1% CDSC for the first ear Class I shares generally have no sales charge.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower higher than the quoted return. Fund performance during certain periods reflects the strong stock market per and/or the strong performance of stocks held during those periods. This performance is not typical and may not be repeated. For performance of the most recent month-end, please refer to www.eatonvance.com.

Top Ten Equity Holdings(2)
By net assets

CMS Energy Corp.	2.8%
Veolia Environment ADR	2.7
NRG Energy Inc.	2.7
Constellation Energy Group	2.6
AT&T Inc.	2.6
Verizon Communications	2.6
International Power Plc ADR	2.5
Edison International	2.5
Entergy Corp.	2.3
Mirant Corp.	2.3

(2)          Top Ten Holdings represented 25.6% of Portfolio net assets of 12/31/06. Holdings are subject to change due to active management.

(3)          Source: Thomson Financial. Class A of the Fund commenced investment operations n 12/18/81.

A $10,000 hypothetical investment at net asset value in Class B and Class C shares 12/31/96, and Class I shares on 6/20/05, commencement of operations, would have been valued at $34,492, $34,185, and $14,211, respectively, on 12/31/06. It is not possible to invest directly in n Index. The Indices’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. Class I shares generally have no sales charge.

Common Stock Investments by Sector(4)
By net assets

(4)          As a percentage of Portfolio net assets as of 12/31/06. Represented 98.6% of net assets of 12/31/06. Portfolio information may not be representative of the Portfolio’s current or future investments and may change due to active management.

2

Eaton Vance Utilities Fund as of December 31, 2006

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 – December 31, 2006).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Utilities Fund

	Beginning Account Value (7/1/06)	Ending Account Value (12/31/06)	Expenses Paid During Period* (7/1/06 – 12/31/06)
Actual
Class A	$1,000.00	$1,193.20	$5.80
Class B	$1,000.00	$1,188.60	$9.93
Class C	$1,000.00	$1,188.60	$9.93
Class I	$1,000.00	$1,194.70	$4.43
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.90	$5.35
Class B	$1,000.00	$1,016.10	$9.15
Class C	$1,000.00	$1,016.10	$9.15
Class I	$1,000.00	$1,021.20	$4.08

* Expenses are equal to the Fund's annualized expense ratio of 1.05% for Class A shares, 1.80% for Class B shares, 1.80% for Class C shares, and 0.80% for Class I shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2006. The example reflects the expenses of both the Fund and the Portfolio.

3

Eaton Vance Utilities Fund as of December 31, 2006

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2006

Assets
Investment in Utilities Portfolio, at value (identified cost, $992,735,162)	$1,377,138,960
Receivable for Fund shares sold	4,630,448
Total assets	$1,381,769,408
Liabilities
Payable for Fund shares redeemed	$3,688,157
Payable to affiliate for distribution and service fees	944,732
Payable to affiliate for Trustees' fees	856
Accrued expenses	339,408
Total liabilities	$4,973,153
Net Assets	$1,376,796,255
Sources of Net Assets
Paid-in capital	$969,654,717
Accumulated net realized gain from Portfolio (computed on the basis of identified cost)	22,737,740
Net unrealized appreciation from Portfolio (computed on the basis of identified cost)	384,403,798
Total	$1,376,796,255
Class A Shares
Net Assets	$1,056,802,591
Shares Outstanding	79,770,639
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$13.25
Maximum Offering Price Per Share (100 ÷ 94.25 of $13.25)	$14.06
Class B Shares
Net Assets	$135,228,406
Shares Outstanding	10,196,676
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$13.26
Class C Shares
Net Assets	$177,313,599
Shares Outstanding	13,367,409
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$13.26
Class I Shares
Net Assets	$7,451,659
Shares Outstanding	562,416
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$13.25
On sales of $50,000 or more, the offering price of Class A shares is reduced.

Statement of Operations

For the Year Ended
December 31, 2006

Investment Income
Dividends allocated from Portfolio (net of foreign taxes, $1,717,324)	$36,574,450
Interest allocated from Portfolio	1,481,291
Security lending income allocated from Portfolio, net	835,725
Expenses allocated from Portfolio	(7,465,016)
Net investment income from Portfolio	$31,426,450
Expenses
Trustees' fees and expenses	$3,316
Distribution and service fees Class A	2,076,519
Class B	1,151,072
Class C	1,407,719
Transfer and dividend disbursing agent fees	982,025
Printing and postage	187,950
Registration fees	157,441
Legal and accounting services	71,384
Custodian fee	34,770
Miscellaneous	7,540
Total expenses	$6,079,736
Net investment income	$25,346,714
Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) — Investment transactions (identified cost basis)	$109,221,384
Foreign currency transactions	(583,448)
Net realized gain	$108,637,936
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$147,502,377
Foreign currency	58,208
Net change in unrealized appreciation (depreciation)	$147,560,585
Net realized and unrealized gain	$256,198,521
Net increase in net assets from operations	$281,545,235

See notes to financial statements
4

Eaton Vance Utilities Fund as of December 31, 2006

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended December 31, 2006	Year Ended December 31, 2005
From operations — Net investment income	$25,346,714	$16,514,800
Net realized gain from investment and foreign currency transactions	108,637,936	39,200,891
Net change in unrealized appreciation (depreciation) from investments and foreign currency	147,560,585	81,890,775
Net increase in net assets from operations	$281,545,235	$137,606,466
Distributions to shareholders — From net investment income Class A	$(24,241,181)	$(14,610,423)
Class B	(2,444,937)	(1,205,670)
Class C	(3,012,269)	(1,184,353)
Class I	(181,789)	(61,315)
From net realized gain Class A	(75,765,124)	—
Class B	(10,018,717)	—
Class C	(12,851,795)	—
Class I	(536,666)	—
Total distributions to shareholders	$(129,052,478)	$(17,061,761)
Transactions in shares of beneficial interest — Proceeds from sale of shares
Class A	$335,812,097	$173,999,699
Class B	32,795,249	34,484,459
Class C	59,354,323	61,859,954
Class I	1,653,212	4,584,156
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	72,905,564	10,262,514
Class B	8,190,816	752,240
Class C	8,975,736	571,671
Class I	666,259	61,315
Cost of shares redeemed
Class A	(136,909,549)	(100,140,078)
Class B	(20,417,552)	(17,590,873)
Class C	(32,639,839)	(20,875,653)
Class I	(455,706)	(133,808)
Net asset value of shares exchanged
Class A	4,042,691	2,003,789
Class B	(4,042,691)	(2,003,789)
Net increase in net assets from Fund share transactions	$329,930,610	$147,835,596
Net increase in net assets	$482,423,367	$268,380,301

Net Assets	Year Ended December 31, 2006	Year Ended December 31, 2005
At beginning of year	$894,372,888	$625,992,587
At end of year	$1,376,796,255	$894,372,888
Accumulated undistributed (distributions in excess of) net investment income included in net assets
At end of year	$—	$1,416,350

See notes to financial statements
5

Eaton Vance Utilities Fund as of December 31, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Year Ended December 31,
	2006(1)	2005(1)		2004(1)		2003(1)	2002(1)
Net asset value — Beginning of year	$11.480	$9.790		$8.040		$6.580	$7.740
Income (loss) from operations
Net investment income	$0.312	$0.252		$0.238		$0.196	$0.207
Net realized and unrealized gain (loss)	2.863	1.708		1.743		1.474	(1.174)
Total income (loss) from operations	$3.175	$1.960		$1.981		$1.670	$(0.967)
Less distributions
From net investment income	$(0.357)	$(0.270)		$(0.231)		$(0.210)	$(0.193)
From net realized gain	(1.048)	—		—		—	—
Total distributions	$(1.405)	$(0.270)		$(0.231)		$(0.210)	$(0.193)
Net asset value — End of year	$13.250	$11.480		$9.790		$8.040	$6.580
Total Return(2)	28.51%	20.24%		25.11%		25.92%	(12.50)%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$1,056,803	$664,966		$488,659		$358,460	$295,493
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(3)	1.06%†	1.08	%†	1.10	%†	1.15%	1.14%
Expenses after custodian fee reduction(3)	1.06%†	1.08	%†	1.10	%†	1.15%	1.14%
Interest expense(3)	— (4)	—	(4)	—	(4)	— (4)	— (4)
Net investment income	2.50%†	2.35	%†	2.79	%†	2.81%	2.99%
Portfolio Turnover of the Portfolio	76%	54%		59%		106%	146%

†  The operating expenses of the Portfolio reflect a reduction of the investment adviser fee. Had such actions not been taken, the ratios would have been the same.

(1)  Net investment income per share was computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)  Includes the Fund's share of the Portfolio's allocated expenses.

(4)  Represents less than 0.01%.

See notes to financial statements
6

Eaton Vance Utilities Fund as of December 31, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class B
	Year Ended December 31,
	2006(1)	2005(1)(2)		2004(1)(2)		2003(1)(2)	2002(1)(2)
Net asset value — Beginning of year	$11.490	$9.750		$8.010		$6.560	$7.730
Income (loss) from operations
Net investment income	$0.218	$0.171		$0.166		$0.142	$0.155
Net realized and unrealized gain (loss)	2.864	1.711		1.736		1.472	(1.178)
Total income (loss) from operations	$3.082	$1.882		$1.902		$1.614	$(1.023)
Less distributions
From net investment income	$(0.264)	$(0.142)		$(0.162)		$(0.164)	$(0.147)
From net realized gain	(1.048)	—		—		—	—
Total distributions	$(1.312)	$(0.142)		$(0.162)		$(0.164)	$(0.147)
Net asset value — End of year	$13.260	$11.490		$9.750		$8.010	$6.560
Total Return(3)	27.52%	19.40%		24.15%		25.03%	(13.24)%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$135,228	$102,515		$72,435		$71,199	$43,244
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)	1.81%†	1.83	%†	1.85	%†	1.90%	1.89%
Expenses after custodian fee reduction(4)	1.81%†	1.83	%†	1.85	%†	1.90%	1.89%
Interest expense(4)	— (5)	—	(5)	—	(5)	— (5)	— (5)
Net investment income	1.74%†	1.59	%†	1.96	%†	2.03%	2.24%
Portfolio Turnover of the Portfolio	76%	54%		59%		106%	146%

†  The operating expenses of the Portfolio reflect a reduction of the investment adviser fee. Had such actions not been taken, the ratios would have been the same.

(1)  Net investment income per share was computed using average shares outstanding.

(2)  Per Share data have been restated to reflect the effects of a 1.2215569-for-1 stock split effective on November 11, 2005.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

(5)  Represents less than 0.01%.

See notes to financial statements
7

Eaton Vance Utilities Fund as of December 31, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class C
	Year Ended December 31,
	2006(1)	2005(1)(2)		2004(1)(2)		2003(1)(2)	2002(1)(2)
Net asset value — Beginning of year	$11.500	$9.740		$7.990		$6.540	$7.690
Income (loss) from operations
Net investment income	$0.215	$0.165		$0.170		$0.138	$0.154
Net realized and unrealized gain (loss)	2.857	1.720		1.741		1.467	(1.164)
Total income (loss) from operations	$3.072	$1.885		$1.911		$1.605	$(1.010)
Less distributions
From net investment income	$(0.264)	$(0.125)		$(0.161)		$(0.155)	$(0.140)
From net realized gain	(1.048)	—		—		—	—
Total distributions	$(1.312)	$(0.125)		$(0.161)		$(0.155)	$(0.140)
Net asset value — End of year	$13.260	$11.500		$9.740		$7.990	$6.540
Total Return(3)	27.41%	19.48%		24.13%		25.03%	(13.24)%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$177,314	$122,099		$64,898		$28,546	$11,363
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)	1.81%†	1.83	%†	1.85	%†	1.90%	1.89%
Expenses after custodian fee reduction(4)	1.81%†	1.83	%†	1.85	%†	1.90%	1.89%
Interest expense(4)	— (5)	—	(5)	—	(5)	— (5)	— (5)
Net investment income	1.72%†	1.54	%†	2.00	%†	1.96%	2.25%
Portfolio Turnover of the Portfolio	76%	54%		59%		106%	146%

†  The operating expenses of the Portfolio reflect a reduction of the investment adviser fee. Had such actions not been taken, the ratios would have been the same.

(1)  Net investment income per share was computed using average shares outstanding.

(2)  Per share data have been restated to reflect the effects of a 1.3259196-for-1 stock split effective on November 11, 2005.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

(5)  Represents less than 0.01%.

See notes to financial statements
8

Eaton Vance Utilities Fund as of December 31, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class I
	Year Ended December 31, 2006(1)	Period Ended December 31, 2005(1)(2)
Net asset value — Beginning of year	$11.480	$10.570
Income (loss) from operations
Net investment income	$0.341	$0.106
Net realized and unrealized gain	2.865	0.980
Total income from operations	$3.206	$1.086
Less distributions
From net investment income	$(0.388)	$(0.176)
From net realized gain	(1.048)	—
Total distributions	$(1.436)	$(0.176)
Net asset value — End of year	$13.250	$11.480
Total Return(3)	28.83%	10.31%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$7,452	$4,793
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)	0.81%†	0.83	%(6)†
Expenses after custodian fee reduction(4)	0.81%†	0.83	%(6)†
Interest expense	— (5)	—	(5)(6)
Net investment income	2.73%†	1.76	%(6)†
Portfolio Turnover of the Portfolio	76%	54	%(7)

†  The operating expenses of the Portfolio reflect a reduction of the investment adviser fee. Had such actions not been taken, the ratios would have been the same.

(1)  Net investment income per share was computed using average shares outstanding.

(2)  For the period from the start of business on June 20, 2005 to December 31, 2005.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

(5)  Represents less than 0.01%.

(6)  Annualized.

(7)  For the Portfolio fiscal year January 1, 2005 through December 31, 2005.

See notes to financial statements
9

Eaton Vance Utilities Fund as of December 31, 2006

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Utilities Fund (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund offers four classes of shares: Class A, Class B, Class C and Class I shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 6). Class I shares are offered at net asset value and are not subject to a sales charge. The Trustees have adopted a conversion feature pursuant to which Class B shares of the Fund automatically convert to Class A shares eight years after their purchase as described in the Fund's prospectus. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in the Utilities Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (99.9% at December 31, 2006). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund's net investment income or loss consists of the Fund's pro rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders, each year, substantially all of its net investment income and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. The Fund, for federal income tax purposes, had a capital loss carryover which will reduce the Fund's taxable income arising from future net realized gain on investment transactions, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax.

D  Other — Investment transactions are accounted for on the date the securities are purchased or sold. Dividends to shareholders are recorded on the ex-dividend date.

E  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

H  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian of the Fund. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Fund maintains with IBT. All credit balances are used to reduce the Fund's custodian fees and

10

Eaton Vance Utilities Fund as of December 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

are reported as a reduction of expenses in the Statement of Operations.

2  Distributions to Shareholders

The Fund's policy is to distribute monthly substantially all of the net investment income allocated to the Fund by the Portfolio (less the Fund's direct expenses) and to distribute at least annually substantially all of its net realized capital gains so allocated. Distributions are paid in the form of additional shares of the same class or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The tax character of the distributions declared for the years ended December 31, 2006 and December 31, 2005 was as follows:

	Year Ended 12/31/06	Year Ended 12/31/05
Distributions declared from:
Ordinary income	$29,880,175	$17,061,761
Long-term capital gain	$99,172,301	$–

During the year ended December 31, 2006, paid-in capital was increased by $4, accumulated distributions in excess of net investment income was decreased by $3,117,111, and accumulated net realized gain was decreased by $3,117,115 primarily due to differences between book and tax accounting for currency transactions and the classification of short-term gain distributions and convertible preferred stocks. This change had no effect on the net assets or the net asset value per share.

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed income	$5,862,239
Long term capital gain	$17,488,834

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the statement of assets and liabilities are primarily due to wash sales.

3  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended December 31,
Class A	2006	2005
Sales	26,908,817	16,211,827
Issued to shareholders electing to receive payments of distributions in Fund shares	5,667,407	951,793
Redemptions	(11,040,877)	(9,365,886)
Exchange from Class B shares	324,025	186,272
Net increase	21,859,372	7,984,006
	Year Ended December 31,
Class B	2006	2005(1)
Sales	2,611,326	3,248,216
Issued to shareholders electing to receive payments of distributions in Fund shares	636,009	69,184
Redemptions	(1,646,654)	(1,638,658)
Exchange to Class A shares	(323,649)	(186,394)
Net increase	1,277,032	1,492,348
	Year Ended December 31,
Class C	2006	2005(2)
Sales	4,700,085	5,821,556
Issued to shareholders electing to receive payments of distributions in Fund shares	694,642	52,258
Redemptions	(2,648,586)	(1,915,895)
Net increase	2,746,141	3,957,919

11

Eaton Vance Utilities Fund as of December 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

	Year Ended December 31,
Class I	2006	2005(3)
Sales	129,499	423,954
Issued to shareholders electing to receive payments of distributions in Fund shares	51,942	5,401
Redemptions	(36,361)	(12,019)
Net increase	145,080	417,336

(1)  Transactions reflect the effects of a 1.2215569-for-1 stock split effective on November 11, 2005.

(2)  Transactions reflect the effects of a 1.3259196-for-1 stock split effective on November 11, 2005.

(3)  For the period from the start of business on June 20, 2005 to December 31, 2005.

4  Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator of the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Except as to Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of such investment advisory fee. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services. For the year ended December 31, 2006, EVM received $58,577 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $517,830 from the Fund as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2006.

Certain officers and Trustees of the Fund and of the Portfolio are officers of the above organizations.

5  Distribution Plans

Class A has in effect a distribution plan pursuant to Rule 12b-1 (Class A Plan) under the Investment Company Act of 1940 (the 1940 Act). The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% of the Fund's average daily net assets attributable to Class A shares for each fiscal year for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued for the year ended December 31, 2006 amounted to $2,076,519 for Class A shares. The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act (collectively, the Plans). The Class B and Class C Plans require the Fund to pay EVD amounts equal to 1/365 of 0.75% of the Fund's average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD by each respective class. The Fund paid or accrued $864,717 and $1,057,467 for Class B and Class C shares, respectively, to or payable to EVD for the year ended December 31, 2006, representing 0.75% of the average daily net assets for Class B and Class C shares. At December 31, 2006, the amount of Uncovered Distribution Charges of EVD calculated under the Plans was approximately $2,051,000 and $10,579,000 for Class B and Class C shares, respectively. The Class B and Class C Plans also authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% annually of the average daily net assets attributable to that Class. Service fees are paid for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the Class B and Class C sales commissions and distribution fees and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges to EVD. Service fees paid or accrued for the year ended December 31, 2006 amounted to $286,355 and $350,252 for Class B and Class C shares, respectively.

6  Contingent Deferred Sales Charge

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. All purchases of Class A shares of $1 million or more made on or after September 15, 2006, will be subject to a 1% contingent deferred sales charge in the event of a redemption within 18 months of purchase. In connection with such purchases, the principal underwriter will pay the investment dealer a

12

Eaton Vance Utilities Fund as of December 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

sales commission equal to 1.00% of the purchase amount. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. The Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Distribution Plans (see Note 5). CDSC charges received when no Uncovered Distribution Charges exist will be retained by the Fund. The Fund was informed that EVD received approximately $212, $227,000 and $47,000 of CDSC paid by shareholders for Class A, Class B and Class C shares, respectively for the year ended December 31, 2006.

7  Investment Transactions

Increases and decreases in the Fund's investment in the Portfolio aggregated $429,871,674 and $234,889,774, respectively, for the year ended December 31, 2006.

8  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, ("FIN 48") "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification during the first required financial reporting period, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective during the first required financial reporting period for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, ("FAS 157") "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

13

Eaton Vance Utilities Fund as of December 31, 2006

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders
of Eaton Vance Utilities Fund

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Eaton Vance Utilities Fund, a series of Eaton Vance Special Investment Trust, (the "Fund") at December 31, 2006, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 21, 2007

14

Eaton Vance Utilities Fund as of December 31, 2006

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you received in January 2007 showed the tax status of all distributions paid to your account in calendar 2006. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund's fiscal year end regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations and the status of capital gain dividends.

Qualified Dividend Income. The Fund designates approximately $28,869,193 or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund's dividend distribution that qualifies under tax law. For the Fund's fiscal 2006 ordinary income dividends, 44.63% qualifies for the corporate dividends received deduction.

Capital Gain Dividends. The Fund designates $99,172,301 as a capital gain dividend.

15

Utilities Portfolio as of December 31, 2006

PORTFOLIO OF INVESTMENTS

Common Stocks — 98.6%
Security	Shares	Value
Broadcasting and Cable — 2.5%
Idearc, Inc.(1)(2)	47,500	$1,360,875
Inmarsat PLC	1,200,000	8,958,139
Rogers Communications, Inc., Class B(2)	400,000	23,840,000
		$34,159,014
Chemicals — 0.0%
Arkema ADR(1)	1,249	$64,118
		$64,118
Commercial Services & Supplies — 0.3%
Biffa PLC	750,000	$4,506,338
		$4,506,338
Electric Utilities — 40.6%
AES Corp.(1)	850,000	$18,734,000
Allegheny Energy, Inc.(1)	592,900	27,220,039
ALLETE, Inc.(2)	316,666	14,737,636
American Electric Power Co., Inc.	175,000	7,451,500
BKW FMB Energie AG	30,000	3,516,999
CEZ AS	375,000	17,128,514
E.ON AG ADR	460,000	20,787,400
EDF Energies Nouvelles S. A.(1)	38,000	2,009,860
Edison International	750,000	34,110,000
Endesa SA ADR(2)	451,000	20,980,520
Entergy Corp.	350,000	32,312,000
Exelon Corp.	300,000	18,567,000
FirstEnergy Corp.	500,000	30,105,000
Fortis, Inc.(3)(4)	200,000	5,116,439
Fortum Oyj	700,000	19,859,265
FPL Group, Inc.(2)	381,860	20,780,821
International Power PLC ADR(2)	450,000	34,114,500
ITC Holdings Corp.	250,584	9,998,302
Mirant Corp.(1)	1,000,000	31,570,000
Northeast Utilities	200,000	5,632,000
NorthWestern Corp.	375,000	13,267,500
NRG Energy, Inc.(1)(2)	670,000	37,526,700
Oesterreichische Elektrizitaetswirtschafts AG, Class A	250,000	13,285,396
PG&E Corp.(2)	575,000	27,214,750
PPL Corp.	600,000	21,504,000
Reliant Energy, Inc.(1)	10,481	148,935
RWE AG	245,000	26,840,651

Security	Shares	Value
Electric Utilities (continued)
Scottish and Southern Energy PLC	700,000	$21,248,931
Scottish Power PLC(3)(6)	366,666	0
Scottish Power PLC	500,015	7,308,431
TXU Corp.	300,000	16,263,000
		$559,340,089
Gas Utilities — 4.3%
AGL Resources, Inc.	50,000	$1,945,500
Enagas	1,000,000	23,221,349
Enbridge, Inc.(2)	50,000	1,720,000
Equitable Resources, Inc.	70,000	2,922,500
Gaz de France(2)	175,000	8,025,112
TransCanada Corp.(2)	600,000	20,970,000
		$58,804,461
Independent Power Producers & Energy Traders — 0.7%
Solarworld AG(2)	150,000	$9,338,251
		$9,338,251
Integrated Oil — 0.9%
Statoil ASA ADR	350,000	$9,212,000
Total SA ADR	50,000	3,596,000
		$12,808,000
Oil and Gas-Exploration and Production — 0.7%
Hess Corp.	70,000	$3,469,900
Southwestern Energy Co.(1)(2)	100,000	3,505,000
Talisman Energy, Inc.	150,000	2,548,500
		$9,523,400
Oil and Gas-Refining and Marketing — 0.8%
Neste Oil Oyj	380,000	$11,502,937
		$11,502,937
Telecommunications Services — 21.7%
AT&T, Inc.	1,000,000	$35,750,000
BCE, Inc.(2)	352,641	9,521,307
Bell Aliant Regional Communications Income Fund(1)(2)(3)(4)	27,941	647,314
BellSouth Corp.	550,000	25,910,500

See notes to financial statements
16

Utilities Portfolio as of December 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Telecommunications Services (continued)
BT Group PLC ADR(2)	311,200	$18,637,768
Chunghwa Telecom Co., Ltd. ADR	351,400	6,933,122
Embarq Corp.	475,000	24,966,000
Koninklijke (Royal) KPN NV	1,000,000	14,178,585
Qwest Communications International, Inc.(1)	247,500	2,071,575
Telecom Italia SPA	7,000,000	17,708,090
Telefonica 02 Czech Republic	590,000	13,402,695
Telefonos de Mexico SA de CV (Telmex) ADR(2)	775,000	21,886,000
Telenor ASA	1,500,000	28,147,819
TELUS Corp.(2)	500,000	22,335,000
Verizon Communications, Inc.	950,000	35,378,000
Windstream Corp.	1,449,026	20,605,150
		$298,078,925
Utilities-Electric and Gas — 17.4%
Avista Corp.	100,000	$2,531,000
CMS Energy Corp.(1)(2)	2,300,000	38,410,000
Constellation Energy Group, Inc.	520,000	35,812,400
Duke Energy Corp.	800,000	26,568,000
Dynegy, Inc., Class A(1)	2,500,000	18,100,000
Kinder Morgan, Inc.	100,000	10,575,000
MDU Resources Group, Inc.	195,000	4,999,800
National Grid PLC	994,772	14,391,552
Public Service Enterprise Group, Inc.	352,668	23,410,102
Red Electrica de Espana	590,000	25,234,747
Sempra Energy	220,000	12,313,400
Suez SA ADR(2)	350,000	18,186,000
Wisconsin Energy Corp.	200,000	9,492,000
		$240,024,001
Water Utilities — 4.0%
Aqua America, Inc.(2)	200,000	$4,556,000
Basin Water, Inc.(1)(2)	155,000	1,049,350
Severn Trent PLC	300,000	8,626,815
United Utilities PLC	200,003	3,049,628
Veolia Environment ADR(2)	500,000	37,630,000
		$54,911,793
Wireless Telecommunication Services — 4.7%
Alltel Corp.	390,000	$23,587,200
China Netcom Group Corp. (Hong Kong), Ltd. ADR(2)	2,500	133,800

Security	Shares	Value
Wireless Telecommunication Services (continued)
Cosmote Mobile Telecommunications S.A.	340,000	$10,022,829
Leap Wireless International, Inc.(1)	285,000	16,948,950
Vodafone Group PLC (ADR)(2)	506,687	14,075,765
		$64,768,544
Total Common Stocks (identified cost $973,444,770)		$1,357,829,871
Warrants — 0.0%
Security	Shares	Value
Communications Equipment — 0.0%
Lucent Technologies, Inc., Exp. 12/10/07(1)	8,205	$2,543
		$2,543
Total Warrants (identified cost $0)		$2,543
Affiliated Investments — 18.9%
Security	Shares/Interest (000's omitted)	Value
Eaton Vance Cash Collateral Fund, LLC(5) 5.31%	243,760	$243,760,388
Investment in Cash Management Portfolio(5) 4.87%	16,053	16,052,530
Total Affiliated Investments (at amortized cost $259,812,918)		$259,812,918
Total Investments — 117.5% (identified cost $1,233,257,688)		$1,617,645,332
Other Assets, Less Liabilities — (17.5)%		$(240,506,306)
Net Assets — 100.0%		$1,377,139,026

ADR - American Depository Receipt

(1)  Non-income producing security.

(2)  All or a portion of these securities were on loan at December 31, 2006.

(3)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(4)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, the aggregate value of the securities is $5,763,753 or 0.4% of the Portfolio net assets.

See notes to financial statements
17

Utilities Portfolio as of December 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

(5)  Affiliated investments investing in high quality, U.S. dollar denominated money market instruments, and that is available to Eaton Vance portfolios and funds. The rates shown are the annualized seven-day yield as of December 31, 2006. The amount invested in the Eaton Vance Cash Collateral Fund represents cash collateral received for securities on loan at December 31, 2006. Other assets, less liabilities includes an equal and offsetting liability of the Portfolio to repay collateral amounts upon the return of loaned securities.

(6)  Deferred shares.

Country Concentration of Portfolio
Country	Percentage of Net Assets	Value
United States	84.0%	$1,156,527,785
United Kingdom	7.3	100,803,367
Canada	6.3	86,698,560
Spain	5.0	69,436,615
Norway	2.7	37,359,819
Germany	2.6	36,178,903
Finland	2.3	31,362,202
Czech Republic	2.2	30,531,210
Italy	1.3	17,708,090
Netherlands	1.0	14,178,585
Austria	1.0	13,285,396
France	0.7	10,034,972
Greece	0.7	10,022,829
Switzerland	0.4	3,516,999
	117.5%	$1,617,645,332

See notes to financial statements
18

Utilities Portfolio as of December 31, 2006

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2006

Assets
Unaffiliated investments, at value, including $235,372,430 of securities on loan (identified cost, $973,444,770)	$1,357,832,414
Affiliated investments, at value (amortized cost, $259,812,918)	259,812,918
Interest and dividends receivable	4,947,419
Tax reclaim receivable	218,921
Total assets	$1,622,811,672
Liabilities
Collateral for securities loaned	$243,760,388
Payable to affiliate for investment advisory fees	711,610
Payable to affiliate for Trustees' fees	5,984
Accrued expenses	1,194,664
Total liabilities	$245,672,646
Net Assets applicable to investors' interest in Portfolio	$1,377,139,026
Sources of Net Assets
Net proceeds from capital contributions and withdrawals	$992,749,444
Net unrealized appreciation (computed on the basis of identified cost)	384,389,582
Total	$1,377,139,026

Statement of Operations

For the Year Ended
December 31, 2006

Investment Income
Dividends (net of foreign taxes, $1,718,011)	$36,584,012
Interest	1,358,291
Security lending income, net	835,809
Interest income allocated from affiliated investment	123,377
Expense allocated from affiliated investment	(11,602)
Total investment income	$38,889,887
Expenses
Investment adviser fee	$6,910,366
Trustees' fees and expenses	24,187
Custodian fee	451,280
Legal and accounting services	43,239
Interest expense	11,208
Miscellaneous	25,251
Total expenses	$7,465,531
Deduct — Reduction of custodian fee	$2,220
Reduction of investment adviser fee	8,369
Total expense reductions	$10,589
Net expenses	$7,454,942
Net investment income	$31,434,945
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$109,253,542
Foreign currency transactions	(583,572)
Net realized gain	$108,669,970
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$147,487,670
Foreign currency	58,243
Net change in unrealized appreciation (depreciation)	$147,545,913
Net realized and unrealized gain	$256,215,883
Net increase in net assets from operations	$287,650,828

See notes to financial statements
19

Utilities Portfolio as of December 31, 2006

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended December 31, 2006	Year Ended December 31, 2005
From operations — Net investment income	$31,434,945	$20,809,919
Net realized gain from investment and foreign currency transactions	108,669,970	39,201,416
Net change in unrealized appreciation (depreciation) from investments and foreign currency	147,545,913	81,891,226
Net increase in net assets from operations	$287,650,828	$141,902,561
Capital transactions — Contributions	$430,356,834	$276,060,443
Withdrawals	(235,481,877)	(148,988,747)
Net increase in net assets from capital transactions	$194,874,957	$127,071,696
Net increase in net assets	$482,525,785	$268,974,257
Net Assets
At beginning of year	$894,613,241	$625,638,984
At end of year	$1,377,139,026	$894,613,241

See notes to financial statements
20

Utilities Portfolio as of December 31, 2006

FINANCIAL STATEMENTS CONT'D

Supplementary Data

	Year Ended December 31,
	2006	2005	2004	2003	2002
Ratios/Supplemental Data†
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction	0.68%	0.70%	0.72%	0.72%	0.73%
Expenses after custodian fee reduction	0.68%	0.70%	0.72%	0.72%	0.73%
Interest expense	— (1)	— (1)	— (1)	— (1)	— (1)
Net investment income	2.87%	2.72%	3.16%	3.22%	3.40%
Portfolio Turnover	76%	54%	59%	106%	146%
Total Return	28.97%	20.68%	25.57%	26.44%	(12.13)%
Net assets, end of year (000's omitted)	$1,377,139	$894,613	$625,639	$458,339	$351,078

†  The operating expenses of the Portfolio reflect a reduction of the investment adviser fee. Had such actions not been taken, the ratios and net investment income per share would have been the same.

(1)  Represents less than 0.01%.

See notes to financial statements
21

Utilities Portfolio as of December 31, 2006

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Utilities Portfolio (the Portfolio) is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Portfolio, which was organized as a trust under the laws of the State of New York on May 1, 1992, seeks total return by investing principally in dividend-paying common stocks and dividend-paying or interest-bearing securities that are convertible into common stock. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. At December 31, 2006, the Eaton Vance Utilities Fund held an approximate 99.9% interest in the Portfolio. Under normal circumstances the Portfolio invests at least 80% of its net assets in equity securities of utilities companies. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities are acquired with a remaining maturity of more than 60 days, they will be valued by a pricing service. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The daily valuation of exchange traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair valued securities. Investments held by the Portfolio for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded. The Portfolio may invest in Cash Management Portfolio (Cash Management) and Cash Collateral Fund, LLC (Cash Collateral), both are affiliated investment companies managed by Boston Management and Research (BMR) and Eaton Vance Management (EVM), respectively. Cash Management values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the Investment Company act of 1940. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. Investments in Cash Collateral are valued at the net asset value per share on the valuation date.

B  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C  Federal Taxes — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Realized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

22

Utilities Portfolio as of December 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

D  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Realized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

E  Delayed Delivery Transactions — The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place at a period in time after the date of the transaction. At the time the transaction is negotiated, the price of the security that will be delivered and paid for is fixed. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

F  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian to the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Portfolio maintains with IBT. All credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of expenses in the Statement of Operations.

G  Other — Investment transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on securities sold are determined on the basis of identified cost.

H  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment advisory fee is earned by BMR, a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. The fee is payable monthly at the annual rate of 0.75% of the Portfolio's average daily net assets up to $500 million, 0.6875% from $500 million up to $1 billion, 0.60% from $1 billion to $1.5 billion and at reduced rates as daily net assets exceed that level. However, BMR has contractually agreed to reduce its advisory fee to 0.65% of the Portfolio's average daily net assets up to $500 million, 0.625% from $500 million up to $1 billion, and at reduced rates as daily net assets exceed that level. This contractual reduction which cannot be terminated or modified without Trustee and shareholder consent, was accepted by a vote of the Trustees on June 14, 2004. The advisory fee paid by the Portfolio is reduced by the Portfolio's allocable portion of the advisory fee paid by Cash Management Portfolio (CMP), an affiliated investment company managed by BMR. The advisory fee incurred directly by the Portfolio amounted to $6,910,366. For the year ended December 31, 2006, the Portfolio's allocated portion of the advisory fee paid by CMP totaled $11,322. For the year ended December 31, 2006, the effective annual rate of investment advisory fees paid or accrued on a direct or indirect basis by the Portfolio based on average net assets was 0.632%. Except as to Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment advisory fee. Certain officers and Trustees of the Portfolio are officers of the above organizations. Trustees of the Portfolio that are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2006, no significant amounts have been deferred. Effective May 1, 2004, BMR has also agreed to

23

Utilities Portfolio as of December 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

reduce the investment advisory fee by an amount equal to that portion of commissions paid to broker dealers in execution of portfolio transactions that is consideration for third-party research services. For the year ended December 31, 2006, BMR waived $8,369 of its advisory fee.

3  Investment Transactions

Purchases and sales of investments, other than short-term obligations, aggregated $1,028,066,021 and $816,884,366, respectively, for the year ended December 31, 2006.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) in value of the investments owned at December 31, 2006, as determined on a federal income tax basis, were as follows:

Aggregate cost	$1,233,871,021
Gross unrealized appreciation	$386,663,414
Gross unrealized depreciation	(2,889,103)
Net unrealized appreciation	$383,774,311

The net unrealized appreciation on foreign currency was $1,938 at December 31, 2006.

5  Line of Credit

The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each portfolio or fund based on its borrowings at an amount above the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended December 31, 2006.

6  Securities Lending Agreement

The Portfolio has established a securities lending agreement with a securities lending agent, IBT, in which the Portfolio lends portfolio securities to qualified borrowers in exchange for collateral consisting of either cash or U.S. government securities in an amount at least equal to the market value of the securities on loan. Cash collateral is invested in Eaton Vance Cash Collateral Fund, LLC (Cash Collateral Fund). Cash Collateral Fund invests in high quality money market instruments. The Portfolio earns interest on the amount invested in Cash Collateral but it must pay the broker a loan rebate fee computed as a varying percentage of the collateral received. The loan rebate fee paid by the Portfolio amounted to $6,630,424 for the year ended December 31, 2006. At December 31, 2006, the value of the securities loaned and the value of the collateral amounted to $235,372,430 and $243,760,388, respectively. In the event of counterparty default, the Portfolio is subject to potential loss if it is delayed or prevented from exercising its right to dispose of the collateral. The Portfolio bears risk in the event that invested collateral is not sufficient to meet obligations due on loans.

7  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, (FIN 48) "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective during the first required financial reporting period for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, (FAS 157) "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Portfolio's financial statement disclosures.

24

Utilities Portfolio as of December 31, 2006

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors
of Utilities Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the supplementary data present fairly, in all material respects, the financial position of Utilities Portfolio (the "Portfolio") at December 31, 2006, and the results of its operations, the changes in its net assets and the supplementary data for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and supplementary data (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 21, 2007

25

Eaton Vance Utilities Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees") cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on March 27, 2006, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February and March 2006. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund managed by it;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve month period ended March 31,

26

Eaton Vance Utilities Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

2006, the Board met nine times and the Special Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met eight, twelve and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee concluded that the continuance of the investment advisory agreement of the Utilities Portfolio (the "Portfolio"), the portfolio in which the Eaton Vance Utilities Fund (the "Fund") invests, with Boston Management and Research (the "Adviser"), including its fee structure, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Special Committee as well as the factors considered and conclusions reached by the Special Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser.

The Board considered the Adviser's management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. The Board specifically noted the Adviser's in-house equity research capabilities. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management.

The Board reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2005 for the Fund. The Board concluded that the Fund's performance was satisfactory.

27

Eaton Vance Utilities Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates payable by the Portfolio and the Fund (referred to as "management fees"). As part of its review, the Board considered the management fees and the Fund's total expense ratio for the one-year period ended September 30, 2005, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Portfolio, the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Portfolio and the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Portfolio and other advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolio, the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

28

Eaton Vance Utilities Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Special Investment Trust (the Trust) and Utilities Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, "EVD" refers to Eaton Vance Distributors, Inc. and "Fox" refers to Fox Asset Management LLC. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

James B. Hawkes 11/9/41	Trustee	Trustee of the Trust since 1989 and of the Portfolio since 1992	Chairman and Chief Executive Officer of EVC, BMR, EVM and EV; Director of EV; Vice President and Director of EVD. Trustee and/or officer of 170 registered investment companies in the Eaton Vance Fund Complex. Mr. Hawkes is an interested person because of his positions with BMR, EVM, EVC and EV, which are affiliates of the Trust and Portfolio.	170	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	170	None

Samuel L. Hayes, III 2/23/35	Trustee and Chairman of the Board	Trustee of the Trust since 1989; of the Portfolio since 1992 and Chairman of the Board since 2005	Jacob H. Schiff Professor of Investment Banking Emeritus, Harvard University Graduate School of Business Administration. Director of Yakima Products, Inc. (manufacturer of automotive accessories) (since 2001) and Director of Telect, Inc. (telecommunications services company).	170	Director of Tiffany & Co. (specialty retailer)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (a holding company owning institutional investment management firms) (1982-2001).	170	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	170	None

29

Eaton Vance Utilities Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Norton H. Reamer 9/21/35	Trustee	Trustee of the Trust since 1989 and of the Portfolio since 1993	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003).	170	None

Lynn A. Stout 9/14/57	Trustee	Since 1998	Professor of Law, University of California at Los Angeles School of Law.	170	None

Ralph F. Verni 1/26/43	Trustee	Since 2005	Consultant and private investor.	170	None

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Thomas E. Faust Jr. 5/31/58	President of the Trust	Since 2002	President of EVC, EVM, BMR and EV and Director of EVC. Chief Investment Officer of EVC, EVM and BMR. Officer of 71 registered investment companies and 5 private investment companies managed by EVM or BMR.

J. Scott Craig 3/15/63	Vice President of the Trust	Since 2006	Vice President of EVM and BMR since January 2005. Previously, he was Director–Real Estate Equities and REIT Portfolio Manager at The Northwestern Mutual Life Insurance Company (1992-2004). Officer of 15 registered investment companies managed by EVM or BMR.

Gregory R. Greene 11/13/66	Vice President of the Trust	Since 2006	Managing Director of Fox. Officer of 16 registered investment companies managed by EVM or BMR.

Elizabeth S. Kenyon 9/8/59	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 17 registered investment companies managed by EVM or BMR.

Duke E. Laflamme 7/8/69	Vice President of the Trust	Since 2001	Vice President of EVM and BMR. Officer of 16 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President of the Trust	Since 2002	Vice President of EVM and BMR. Officer of 45 registered investment companies managed by EVM or BMR.

Michael R. Mach 7/15/47	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 51 registered investment companies managed by EVM or BMR.

Robert J. Milmore 4/3/69	Vice President of the Trust	Since 2006	Assistant Vice President of Fox. Previously, Manager of International Treasury of Cendant Corporation (2001-2005). Officer of 16 registered investment companies managed by EVM or BMR.

30

Eaton Vance Utilities Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolios	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Duncan W. Richardson 10/26/57	Vice President of the Trust and President of the Portfolio	Vice President of the Trust since 2006 and President of the Portfolio since 2002	Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 71 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President	Vice President of the Trust since 2006 and of the Portfolio since 1999	Vice President of EVM and BMR. Officer of 50 registered investment companies managed by EVM or BMR.

Michael W. Weilheimer 2/11/61	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 24 registered investment companies managed by EVM or BMR.

William J. Austin, Jr. 12/27/51	Treasurer of the Portfolio	Since 2002(2)	Vice President of EVM and BMR. Officer of 52 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer of the Trust	Since 2005(2)	Vice President of EVM and BMR. Officer of 170 registered investment companies managed by EVM or BMR.

Alan R. Dynner 10/10/40	Secretary	Since 1997	Vice President, Secretary and Chief Legal Officer of BMR, EVM, EVD, EV and EVC. Officer of 170 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 170 registered investment companies managed by EVM or BMR.

(1)   Includes both master and feeder funds in a master-feeder structure.

(2)   Prior to 2002, Mr. Austin served as Assistant Treasurer of the Portfolio since 1993. Prior to 2005, Ms. Campbell served as Assistant Treasurer of the Trust since 1997.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance's website at www.eatonvance.com or by calling 1-800-225-6265.

31

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Investment Adviser of Utilities Portfolio
Boston Management and Research

The Eaton Vance Building
255 State Street
Boston, MA 02109

Administrator of Eaton Vance Utilities Fund
Eaton Vance Management

The Eaton Vance Building
255 State Street

Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
Investors Bank & Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP

125 High Street
Boston, MA 02110

Eaton Vance Utilities Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

159-2/07  UTSRC

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer.  The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, Samuel L. Hayes, III and Norton H. Reamer, each an independent trustee, as its audit committee financial experts.  Mr. Park is a certified public accountant who is the Vice Chairman of Commercial Industrial Finance Corp (specialty finance company). Previously, he served as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm) and as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms).  Mr. Hayes is the Jacob H. Schiff Professor of Investment Banking Emeritus of the Harvard University Graduate School of Business Administration.  Mr. Reamer is the President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) and is President of Unicorn Corporation (an investment and financial advisory services company).  Formerly, Mr. Reamer was Chairman and Chief Operating Officer of Hellman, Jordan Management Co., Inc. (an investment management company) and Advisory Director of Berkshire Capital Corporation (an investment banking firm), Chairman of the Board of UAM and Chairman, President and Director of the UAM Funds (mutual funds).

Item 4. Principal Accountant Fees and Services

(a)-(d)

Eaton Vance Balanced Fund, Eaton Vance Capital & Income Strategies Fund, Eaton Vance Emerging Markets Fund, Eaton Vance Equity Asset Allocation Fund, Eaton Vance Greater India Fund, Eaton Vance Institutional Short Term Income Fund,  Eaton Vance Institutional Short Term Treasury Fund, Eaton Vance Investment Grade Income Fund, Eaton Vance Large-Cap Growth Fund, Eaton Vance Large-Cap Value Fund, Eaton Vance Real Estate Fund, Eaton Vance Small-Cap Growth Fund, Eaton Vance Small-Cap Value Fund, Eaton Vance Special Equities Fund, Eaton Vance Utilities Fund (the “Fund(s)”) are series of Eaton Vance Special Investment Trust (the “Trust”), a Massachusetts business trust, which contains a total of 15 series (the “Series”).  The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company.

The following tables present the aggregate fees billed to each Fund for the Fund’s respective fiscal years ended December 31, 2005 and December 31, 2006 or for those Funds which have not completed two years of operations, for such fiscal periods as indicated on the following tables,  by the Fund’s principal accountant for professional services rendered for the audit of the Fund’s annual financial statements and fees billed for other services rendered by the principal accountant during those periods.

Eaton Vance Balanced Fund

Fiscal Years Ended	12/31/05	12/31/06

Audit Fees	$27,900	$30,600

Audit-Related Fees(1)	0	0

Tax Fees(2)	$14,650	$15,550

All Other Fees(3)	0	0

Total	$42,550	$46,150

Eaton Vance Capital & Income Strategies Fund

Fiscal Years Ended	*12/31/06

Audit Fees	$2,000

Audit-Related Fees(1)	0

Tax Fees(2)	$2,500

All Other Fees(3)	0

Total	$4,500

*  For the period from commencement of operations on December 29, 2006 to December 31, 2006

Eaton Vance Emerging Markets Fund

Fiscal Years Ended	12/31/05	12/31/06

Audit Fees	$9,830	$10,180

Audit-Related Fees(1)	0	0

Tax Fees(2)	$5,565	$5,775

All Other Fees(3)	0	0

Total	$15,395	$15,955

Eaton Vance Equity Asset Allocation Fund

Fiscal Years Ended	*12/31/06

Audit Fees	$2,000

Audit-Related Fees(1)	0

Tax Fees(2)	$1,550

All Other Fees(3)	0

Total	$3,550

*  For the period from commencement of operations on December 29, 2006 to December 31, 2006

Eaton Vance Greater India Fund

Fiscal Years Ended	12/31/05	12/31/06

Audit Fees	$10,840	$12,030

Audit-Related Fees(1)	0	0

Tax Fees(2)	$5,565	$5,775

All Other Fees(3)	0	0

Total	$16,405	$17,805

Eaton Vance Institutional Short Term Income Fund

Fiscal Years Ended	12/31/05	12/31/06

Audit Fees	$24,515	$31,680

Audit-Related Fees(1)	0	0

Tax Fees(2)	$5,670	$5,885

All Other Fees(3)	0	0

Total	$30,185	$37,565

Eaton Vance Institutional Short Term Treasury Fund

Fiscal Years Ended	12/31/05	12/31/06

Audit Fees	$20,110	$20,860

Audit-Related Fees(1)	0	0

Tax Fees(2)	$5,880	$6,100

All Other Fees(3)	0	0

Total	$25,990	$26,960

Eaton Vance Large-Cap Growth Fund

Fiscal Years Ended	12/31/05	12/31/06

Audit Fees	$8,720	$9,020

Audit-Related Fees(1)	0	0

Tax Fees(2)	$6,090	$6,320

All Other Fees(3)	0	0

Total	$14,810	$15,340

Eaton Vance Large Cap Value Fund

Fiscal Years Ended	12/31/05	12/31/06

Audit Fees	$22,600	$24,700

Audit-Related Fees(1)	0	0

Tax Fees(2)	$12,675	$13,450

All Other Fees(3)	0	0

Total	$35,275	$38,150

Eaton Vance Real Estate Fund

Fiscal Years Ended	*12/31/06

Audit Fees	$5,000

Audit-Related Fees(1)	0

Tax Fees(2)	$4,500

All Other Fees(3)	0

Total	$9,500

*  For the period from commencement of operations on April 26, 2006 to December 31, 2006

Eaton Vance Small-Cap Growth Fund

Fiscal Years Ended	12/31/05	12/31/06

Audit Fees	$22,300	$24,400

Audit-Related Fees(1)	0	0

Tax Fees(2)	$13,725	$14,550

All Other Fees(3)	0	0

Total	$36,025	$38,950

Eaton Vance Small-Cap Value Fund

Fiscal Years Ended	12/31/05	12/31/06

Audit Fees	$19,120	$19,830

Audit-Related Fees(1)	0	0

Tax Fees(2)	$6,090	$6,320

All Other Fees(3)	0	0

Total	$25,210	$26,150

Eaton Vance Special Equities Fund

Fiscal Years Ended	12/31/05	12/31/06

Audit Fees	$22,300	$24,400

Audit-Related Fees(1)	0	0

Tax Fees(2)	$9,775	$10,375

All Other Fees(3)	0	0

Total	$32,075	$34,775

Eaton Vance Utilities Fund

Fiscal Years Ended	12/31/05	12/31/06

Audit Fees	$22,300	$24,400

Audit-Related Fees(1)	0	0

Tax Fees(2)	$9,725	$10,300

All Other Fees(3)	0	0

Total	$32,025	$34,700

(1)                                  Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)                                  Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)                                  All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

The following table represents the aggregate audit, audit-related, tax, and other fees billed to all of the Series in the Trust by each Series’ respective principal accountant for the last fiscal year of each Series.

Fiscal Years Ended	12/31/05		12/31/06
	PricewaterhouseCoopers LLP	Deloitte & Touche LLP	PricewaterhouseCoopers LLP	Deloitte & Touche LLP

Audit Fees	$117,400	$93,135	$130,500	$122,680

Audit-Related Fees(1)	$0	$0	$0	$0

Tax Fees(2)	$60,550	$34,860	$66,675	$42,225

All Other Fees	$0	$0	$0	$0

Total	$177,950	$127,995	$197,175	$164,905

(1)                                  Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)                                  Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)                                  All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

During the Funds’ fiscal years ended December 31, 2005 and December 31, 2006, $35,000 was billed for each such fiscal year by D&T, the principal accountant for the Funds, for work done in connection with its Rule 17Ad-13 examination of Eaton Vance Management’s assertion that it has maintained an effective internal control structure over the sub-transfer agent and registrar functions, such services being pre-approved in accordance with Rule 2-01(c) (7) (ii) of Regulation S-X.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”).  The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities.  As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees.  Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually.  The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to all of the Series in the Trust by each Series’s respective principal accountant for the last two fiscal years of each Series; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by each Series’ respective principal accountant for the last 2 fiscal years of each Series.

Fiscal Years Ended	12/31/05		12/31/06
	PricewaterhouseCoopers LLP	Deloitte & Touche LLP	PricewaterhouseCoopers LLP	Deloitte & Touche LLP

Registrant(1)	$60,550	$34,860	$66,675	$42,225

Eaton Vance(2)	$61,422	$179,500	$100,698	$69,600

(1)           Includes all of the Series of the Trust.

(2)                                  During the fiscal years reported above, certain of the Funds were “feeder” funds in a “master-feeder” fund structure or funds of funds.

Various subsidiaries of Eaton Vance Corp. act in either an investment advisory and/or service provider capacity with respect to the Series and/or their respective “master” funds (if applicable).

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountants of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountants’ independence.

Item 5. Audit Committee of Listed registrants

Not required in this filing.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not required in this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not required in this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not required in this filing.

Item 10. Submission of Matters to a Vote of Security Holders.

No Material Changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)           Registrant’s Code of Ethics — Not applicable (please see Item 2).

(a)(2)(i)       Treasurer’s Section 302 certification.

(a)(2)(ii)      President’s Section 302 certification.

(b)               Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Special Investment Trust

By:	/s/ Thomas E. Faust, Jr.
Thomas E. Faust Jr.
President

Date:	February 16, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell
Barbara E. Campbell
Treasurer

Date:	February 16, 2007

By:	/s/ Thomas E. Faust, Jr.
Thomas E. Faust Jr.
President

Date:	February 16, 2007